UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06241

Loomis Sayles Funds II

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts    02116

                  (Address of principal executive offices)                  (Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: March 31, 2010

Item 1.	Reports to Stockholders.

The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

INCOME FUNDS

SEMIANNUAL REPORT

March 31, 2010

Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles International Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Strategic Income Fund

Management Discussion and Performancepage 1

Portfolio of Investmentspage 15

Financial Statementspage  51

LOOMIS SAYLES CORE PLUS BOND FUND

PORTFOLIO PROFILE

Objective:

Seeks high total investment return through a combination of current income and capital appreciation

Strategy:

Invests primarily in U.S. corporate and U.S. government bonds

Fund Inception:

November 7, 1973

Managers:

Peter W. Palfrey, CFA

Richard G. Raczkowski

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFRX
Class B	NERBX
Class C	NECRX
Class Y	NERYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise.

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. The fund can also invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets, these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

Investors’ willingness to accept risk continued to increase over the six-month period ended March 31, 2010, and this was reflected in the solid performance of a wide range of non-Treasury sectors in the bond market. At the same time, both the U.S. and global economies showed sustained signs of improvement. In this environment, Loomis Sayles Core Plus Bond Fund benefited because it was well positioned to take advantage of global economic recovery.

For the six months ended March 31, 2010, Class A shares of Loomis Sayles Core Plus Bond Fund returned 4.31%. By comparison, the fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 1.99% for the six-month period, while Morningstar’s Intermediate-Term Bond category returned 3.70%.

WHAT WAS THE PRIMARY REASON FOR THE FUND’S OUTPERFORMANCE?

Strong sector allocation and security selection were the principal contributors to returns, especially in investment-grade and high-yield debt. The lower quality and cyclical biases within these sectors significantly benefited the fund over the period. The fund benefited from its underweight in U.S. government securities, which lagged during the period, and from having a slightly longer maturity than the benchmark.

WHICH FACTORS POSITIVELY CONTRIBUTED TO THE FUND’S PERFORMANCE?

The fund’s overweight position in investment-grade bonds was especially beneficial. Within the sector, we favored bonds rated between A and Baa by Moody’s Investors Service. Longer-duration issues and the industrial sector were also key contributors within investment-grade. (Duration is a measure of interest rate sensitivity.) In our high-yield holdings, we focused on bonds issued by companies with proven access to capital markets and solid balance sheets. While we maintained an overweight position in high-yield, we trimmed some positions as they reached what we believed to be fair market value. Within the commercial mortgage-backed securities (CMBS) area, the fund’s focus is on older, high-quality issues that offer a combination of value, attractive income and some protection from the currently adverse commercial real estate environment.

Early in 2010 we added to positions in intermediate-term Mexican and Japanese bonds. We believe the Mexican peso will help increase yield in the fund and the currency is attractive given the moderate recovery conditions we anticipate in the United States. The Japanese yen remains fundamentally undervalued. We believe the yen has the potential to appreciate modestly from current levels and help serve as a partial hedge and offset adverse effects in the event risk goes out of favor and volatility increases.

Throughout the period, we underweighted U.S. Treasuries and avoided Agencies — a positive for the fund. Our security selection among asset-backed securities (ABS) was another positive.

WHICH FACTORS DETRACTED FROM THE FUND’S RESULTS?

The fund remained significantly underweight in mortgage-backed securities (MBS) relative to the benchmark. We believe there is limited upside potential in the MBS market; and although performance was slightly punished, our underweight in these securities allowed us to emphasize other sectors that did well.

While our sector allocation to CMBS contributed to return over the past six months, certain security-specific issues weighed modestly on overall outperformance. We remain confident that the issues we selected have the potential to benefit the fund over the long term.

WHAT IS YOUR OUTLOOK?

In general, we have structured the portfolio to benefit from a continuing market recovery, although we have been careful to maintain significant reserves in U.S. Treasuries to provide flexibility if the market gives back some of its recent gains. We remain focused on generating income and plan to selectively add more issue-specific risk into the portfolio. We will look for opportunities to moderately increase high-yield, CMBS and ABS allocations, as well as to shorten duration in anticipation of higher Treasury yields.

LOOMIS SAYLES CORE PLUS BOND FUND

Investment Results through March 31, 2010

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares 4

Average Annual Returns — March 31, 20104

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A (Inception 11/7/73)
Net Asset Value[1]	4.31%	20.66%	6.64%	6.08%
With Maximum Sales Charge[2]	-0.37	15.21	5.66	5.59

Class B (Inception 9/13/93)
Net Asset Value[1]	3.90	19.77	5.86	5.31
With CDSC[3]	-1.10	14.77	5.54	5.31

Class C (Inception 12/30/94)
Net Asset Value[1]	3.93	19.76	5.85	5.30
With CDSC[3]	2.93	18.76	5.85	5.30

Class Y (Inception 12/30/94)
Net Asset Value[1]	4.42	20.96	6.92	6.44

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Barclays Capital U.S. Aggregate Bond Index	1.99%	7.69%	5.44%	6.29%
Morningstar Int.-Term Bond Fund Avg.	3.70	16.76	4.48	5.60

See page 11 for a description of the indices.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of any dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	3/31/10*	9/30/09**
Aaa	39.4	51.5
Aa	6.5	4.7
A	11.8	9.0
Baa	24.5	19.6
Ba	10.8	5.9
B	5.1	3.3
Caa and lower	0.2	1.3
Not Rated	—	1.9
Short-term and other	1.7	1.8

* Credit quality at 3/31/2010 reflects the highest rating assigned to a security among Moody’s, S&P, or Fitch. The Moody’s equivalent of the assigned rating is presented in the table.

** Credit quality at 9/30/2009 was based on ratings from Moody’s. Securities that were not rated by Moody’s may have been rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE DURATION	3/31/10		9/30/09
1 year or less	6.0		6.7
1-5 years	31.3		36.6
5-10 years	43.8		43.9
10+ years	18.9		12.8
Average Effective Duration	9.0	years	5.9	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	0.97%	0.90%
B	1.72	1.65
C	1.72	1.65
Y	0.68	0.65

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.50%.
[3]

Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/11.

LOOMIS SAYLES HIGH INCOME FUND

PORTFOLIO PROFILE

Objective:

Seeks high current income plus the opportunity for capital appreciation to produce a high total return

Strategy:

Invests primarily in lower-quality fixed-income securities

Fund Inception:

February 22, 1984

Managers:

Matthew J. Eagan, CFA

Kathleen C. Gaffney, CFA

Elaine M. Stokes

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFHX
Class B	NEHBX
Class C	NEHCX
Class Y	NEHYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise.

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. The fund can also invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets, these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

Investors responded to improving economic conditions by continuing to invest in lower-quality debt securities. Growing confidence in the recovery’s sustainability made risk more acceptable. The resulting strong flow of money into corporate and high-yield issues caused spreads to narrow from the exceptionally wide levels seen during the depths of the recession; by period’s end, spreads had approached 15-year historical averages. Fears over a looming debt crisis in Greece and other peripheral eurozone markets and concerns about China’s lending restrictions percolated through the global credit markets. In the United States, conflicting economic data and an uncertain outlook for financial regulation drove some market participants back into defensive mode for a time. Still, the overall tone in the high-yield market was optimistic, thanks to shrinking default rates and brighter economic trends.

For the six months ended March 31, 2010, Class A shares of Loomis Sayles High Income Fund returned 11.26%. The fund performed in line with its benchmark, Barclays Capital U.S. Corporate High-Yield Bond Index, which returned 11.10% over the period, and ahead of Morningstar’s High Yield Bond category, which had an average return of 10.15%.

WHICH FACTORS CONTRIBUTED POSITIVELY TO THE FUND’S PERFORMANCE?

Convertible securities in the health care and automotive sectors led fund performance over this period, rising along with climbing equity prices. High-yield industrial issues also rose amid indications of increased business activity. Prices for consumer cyclical, non-cyclical and communications credits appreciated as companies cut overhead and posted positive earnings early in the period. Projections of continued economic strengthening also helped buoy holdings in these industries. Bonds rated Baa and B had the greatest positive impact on performance, as investors continued to seek yield throughout the period. Commodity prices pushed higher in anticipation of continued global recovery, benefiting fund holdings based in commodity-rich countries. Bonds denominated in the Mexican peso, Indonesian rupiah and Uruguayan peso were among the top-performing currency exposures.

WHICH FACTORS DETRACTED FROM THE FUND’S RESULTS?

While security selection was positive, underweights in strong sectors held back results. Among the below-benchmark exposures that detracted over the period were high-yield financials, including banks and insurance companies. Underweights among C- and Ca-rated issues also penalized returns, as lower-rated issues outperformed those in higher rating categories. Bonds sponsored by government agencies, a minor position in the portfolio, were the sole area of absolute negative returns for the period.

WHAT IS YOUR OUTLOOK?

The fund is positioned to take advantage of a gradual economic recovery and positive fundamental trends. We believe short-term interest rates in the United States will remain low for the foreseeable future, but acknowledge the continuing pressures that the ever-increasing U.S. Treasury issuance will place on longer-term rates. In our opinion, there remains ample opportunity for corporate bond yield spreads to tighten further. Within corporate credit, we are advocating a strategy of specific (fundamental credit) risk instead of market (interest rate) risk. We continue to see opportunity in the convertible market and have focused on increasing our exposure. We continue to add opportunistically to non-U.S. dollar denominated securities, with a focus on credits and countries in which we anticipate fundamental improvements will continue to emerge. We believe that in a rising-rate environment, research and security selection will continue to prove key to successful portfolio management.

LOOMIS SAYLES HIGH INCOME FUND

Investment Results through March 31, 2010

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares 4

Average Annual Returns  —  March 31, 20104

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 2/22/84)
Net Asset Value[1]	11.26%	47.06%	7.33%	3.51%	—
With Maximum Sales Charge[2]	6.29	40.28	6.35	3.03	—

Class B (Inception 9/20/93)
Net Asset Value[1]	10.82	46.23	6.54	2.74	—
With CDSC[3]	5.82	41.23	6.23	2.74	—

Class C (Inception 3/2/98)
Net Asset Value[1]	10.59	45.97	6.51	2.73	—
With CDSC[3]	9.59	44.97	6.51	2.73	—

Class Y (Inception 2/29/08)
Net Asset Value[1]	11.17	47.15	—	—	8.05

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS Y INCEPTION[7]
Barclays Capital U.S. Corporate High-Yield Bond Index	11.10%	56.18%	7.78%	7.45%	11.56%
Morningstar High Yield Bond Fund Avg.	10.15	47.60	5.52	5.32	7.44

See page 11 for a description of the indices.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	3/31/10*	9/30/09**
Aaa	3.2	10.0
Aa	2.1	0.5
A	4.1	0.2
Baa	7.2	5.3
Ba	34.8	28.5
B	24.1	28.2
Caa and lower	6.8	14.8
Not Rated	6.1	5.6
Short-term and other	11.6	6.9

* Credit quality at 3/31/2010 reflects the highest rating assigned to a security among Moody’s, S&P, or Fitch. The Moody’s equivalent of the assigned rating is presented in the table.

** Credit quality at 9/30/2009 was based on ratings from Moody’s. Securities that were not rated by Moody’s may have been rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE MATURITY	3/31/10		9/30/09
1 year or less	13.2		6.8
1-5 years	27.3		32.1
5-10 years	24.7		34.2
10+ years	34.8		26.9
Average Effective Maturity	9.3	years	8.6	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.28%	1.15%
B	2.06	1.90
C	2.03	1.90
Y	0.92	0.90

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.50%.
[3]

Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/11.
[7]	The since-inception comparative performance figures shown for Class Y shares are calculated from 3/1/08.

LOOMIS SAYLES INTERNATIONAL BOND FUND

PORTFOLIO PROFILE

Objective:

Seeks high total return through a combination of high current income and capital appreciation

Strategy:

Invests primarily in fixed-income securities located outside the U.S.

Fund Inception:

February 1, 2008

Managers:

Lynda L. Schweitzer, CFA

Kenneth M. Buntrock, CFA, CIC

David W. Rolley, CFA

Loomis, Sayles & Company, L.P.

Symbols:

Class A	LSIAX
Class C	LSICX
Class Y	LSIYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise. The fund may also invest in public or private debt obligations issued or guaranteed by U.S. or non-U.S. issuers. The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The fund can invest a significant percentage of assets in debt securities that are rated below investment grade. Lower-rated debt securities have speculative characteristics and may be subject to greater price volatility than higher-rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment.

Management Discussion

Global bond markets produced uneven results during the six months ended March 31, 2010. A continuing rebound in world economic growth led to solid gains in sectors exposed to credit risk. However, longer-maturity sovereign debt of developed nations, most notably in Europe and Japan, lost ground. The currencies of some developed economies, including the euro and the Japanese yen, also declined. At the same time, the currencies of many commodity-linked national economies in the emerging markets gained as investors grew more confident.

For the six months ended March 31, 2010, Class A shares of Loomis Sayles International Bond Fund returned -1.98%. During the same period, the fund’s benchmark, the Barclays Capital Global Aggregate ex-USD Bond Index, returned -3.18%, while funds in Morningstar’s World Bond category returned an average of 1.35%.

WHAT WAS THE PRIMARY REASON THE FUND’S OUTPERFORMANCE?

The fund’s overall performance reflected the diverse factors affecting bond markets throughout the world during the past six months. Good sector positioning – notably the overweight allocations to corporate bonds – and effective currency strategies helped support results. However, the strength of the U.S. dollar and weak performance by major foreign currencies, including the euro and the British pound, resulted in negative absolute returns both for the fund and the benchmark.

WHICH FACTORS POSITIVELY CONTRIBUTED TO THE FUND’S PERFORMANCE?

The fund’s overweight in corporate bonds and its de-emphasis of government bonds and securitized assets proved helpful during a period when corporate securities produced solid gains. In addition, our decisions to underweight the euro and the Japanese yen provided further support as those currencies lost value on world markets. Conversely, the allocations to emerging market investments supported results, with positions in Korea, Indonesia, Malaysia, Brazil and Mexico all producing positive performance for the fund.

WHICH FACTORS DETRACTED FROM THE FUND’S RESULTS?

The fund’s positions in longer-maturity U.S. government and domestic corporate bonds lagged shorter-maturity securities, as longer-term interest rates rose more than short-term rates. While overall currency positioning was helpful, exposure to the currencies of Norway and Sweden detracted from results. The euro saw even lower returns due to the impact of government deficit problems in Greece. Overall, investments in government bonds denominated in the home currencies of developed markets such as France, Japan, the Netherlands and Germany were the greatest drags on results.

WHAT IS YOUR OUTLOOK?

We think the global economy will continue to recover during 2010, but we are concerned about 2011 as fiscal problems of many governments threaten to limit the pace of the expansion. Against this backdrop, we continue to favor selected emerging market corporate securities, such as corporate bonds in Indonesia and South Korea. We also may consider adding exposure to the currencies of Malaysia and India. Overall, we favor holding short-maturity high-yield corporate bonds to keep yield in the portfolio until such time as longer-maturity securities offer better value.

LOOMIS SAYLES INTERNATIONAL BOND FUND

Investment Results through March 31, 2010

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares 4

Average Annual Returns — March 31, 20104

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A (Inception 2/1/08)
Net Asset Value[1]	-1.98%	20.49%	4.73%
With Maximum Sales Charge[2]	-6.38	15.06	2.53

Class C (Inception 2/1/08)
Net Asset Value[1]	-2.32	19.69	3.93
With CDSC[3]	-3.27	18.69	3.93

Class Y (Inception 2/1/08)
Net Asset Value[1]	-1.87	20.68	4.91

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	SINCE INCEPTION
Barclays Capital Global Aggregate ex-USD Bond Index	-3.18%	11.83%	3.07%
Morningstar World Bond Fund Avg.	1.35	17.63	4.46

See page 11 for a description of the indices.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are available to certain investors, as described in the prospectus.

The table does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	3/31/10*	9/30/09**
Aaa	48.7	52.5
Aa	21.9	19.1
A	7.3	7.0
Baa	11.7	10.7
Ba	5.5	2.7
B	1.3	1.2
Caa and lower	—	0.4
Not Rated	—	3.3
Short-term and other	3.6	3.1

* Credit quality at 3/31/2010 reflects the highest rating assigned to a security among Moody’s, S&P, or Fitch. The Moody’s equivalent of the assigned rating is presented in the table.

** Credit quality at 9/30/2009 was based on ratings from Moody’s. Securities that were not rated by Moody’s may have been rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE MATURITY	3/31/10		9/30/09
1 year or less	4.5		17.3
1-5 years	34.3		35.9
5-10 years	47.9		29.2
10+ years	13.3		17.6
Average Effective Maturity	7.0	years	6.7	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	2.11%	1.10%
C	2.93	1.85
Y	1.92	0.85

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.50%.
[3]	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.
[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/11.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

PORTFOLIO PROFILE

Objective:

Seeks a high current return consistent with preservation of capital

Strategy:

Invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

Fund Inception:

January 3, 1989

Managers:

John Hyll

Clifton V. Rowe, CFA

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFLX
Class B	NELBX
Class C	NECLX
Class Y	NELYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise. Securities issued by the U.S. government are guaranteed by the U.S. government if held to maturity; mutual funds that invest in these securities are not guaranteed. Securities issued by U.S. government agencies may not be government guaranteed.

Management Discussion

Mortgage- and asset-backed securities posted robust returns during the period. These sectors became significantly undervalued during the financial crisis of 2008. However, investors began to recognize the compelling values they offered early last year. An attractive combination of rising prices and higher yields led to strong performance. Treasuries lagged throughout the period.

For the six months ended March 31, 2010, Class A shares of Loomis Sayles Limited Term Government and Agency Fund returned 3.18%. based on the net asset value of Class A shares. For the same period, the fund’s benchmark, the Barclays Capital U.S. 1-5 Year Government Bond Index, returned 0.92%, while Morningstar’s Short Government category returned 1.15%.

WHAT WAS THE PRIMARY REASON FOR THE FUND’S OUTPERFORMANCE?

The fund’s holdings in sectors that offered a yield advantage relative to Treasuries, such as mortgage- and asset-backed securities (MBS) and (ABS), were the principal drivers of performance. These sectors had been significantly undervalued due to concerns about real estate and mortgages. However, in the second quarter of 2009, investors began to recognize the compelling value of these securities. Risk preference shifted away from safety, leading to relative price appreciation in securitized assets. Overall, the combination of rising prices and significant yield advantage led to strong performance in these sectors. In order of their impact on the fund’s return, securities backed by commercial mortgages (CMBS) were the largest contributors to return, followed by ABS and then MBS related to government-sponsored entities (GSEs).

WHICH FACTORS POSITIVELY CONTRIBUTED TO THE FUND’S PERFORMANCE?

As the sectors that had provided the most support for the fund during the financial crisis became underperformers, we gradually positioned the fund more aggressively. We modestly increased holdings in CMBS, which continue to see good demand coupled with low supply. These factors bolstered price movement, leading to significant gains throughout the period. We also maintained an overweight in ABS because of their attractive yields and further appreciation potential.

The fund’s holdings in Treasury Inflation-Protected Securities (TIPS) also performed well. With the continued improvement in the economic outlook late in 2009 and early 2010, concerns about deflation began to ease, resulting in higher valuations for TIPS. We sold the fund’s TIPS holdings on strength during the fourth quarter of 2009.

WHICH FACTORS DETRACTED FROM THE FUND’S RESULTS?

Treasuries were underperformers for the fund during the period, as investors grew more comfortable with risk and shifted into higher-yielding issues. Though a significant portfolio underweight relative to the benchmark allowed for a positive contribution from Treasuries, results were weak compared to other portfolio holdings. In addition, longer-maturity securities lagged shorter-maturity securities, as longer-term interest rates rose more than short-term rates.

WHAT IS YOUR OUTLOOK?

Although we expect the Federal Reserve Board to raise short-term interest rates, we believe the first rate increase will occur later than the market thinks it will. We expect our GSE mortgage positions to benefit from a stable interest-rate environment. As a result, we modestly increased CMBS holdings and plan to maintain an overweight in both CMBS and ABS until market conditions warrant a change. We continue to favor ABS and MBS because they are protected through credit enhancements intended to absorb losses and protect senior securities. We believe this protection is strong. Within the fund’s investment parameters, we will continue to look for opportunities to take advantage of a steep yield curve and will focus on income over price appreciation.

Given our expectations of a gradual rise in yields and slow economic growth, we believe our strategy, coupled with careful security selection, has the potential to provide attractive returns for shareholders. As always, we are watching incoming data for signs that market conditions have changed.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Investment Results through March 31, 2010

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares 4

Average Annual Returns — March 31, 20104

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS

Class A (Inception 1/3/89)
Net Asset Value[1]	3.18%	8.40%	5.07%	4.96%
With Maximum Sales Charge[2]	0.07	5.13	4.43	4.65

Class B (Inception 9/27/93)
Net Asset Value[1]	2.80	7.70	4.28	4.22
With CDSC[3]	-2.20	2.70	3.94	4.22

Class C (Inception 12/30/94)
Net Asset Value[1]	2.79	7.69	4.30	4.23
With CDSC[3]	1.79	6.69	4.30	4.23

Class Y (Inception 3/31/94)
Net Asset Value[1]	3.30	8.75	5.36	5.29

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Barclays Capital U.S. 1-5 Year Government Bond Index	0.92%	1.67%	4.81%	5.09%
Morningstar Short Gov’t Fund Avg.	1.15	3.24	4.05	4.40

See page 11 for a description of the indices.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	3/31/10	9/30/09
Treasuries	25.3	14.6
Mortgage Related	23.2	42.4
Commercial Mortgage-Backed Securities	12.8	10.9
Government Guaranteed	12.0	3.5
Government Owned - No Guarantee	9.9	10.0
Government Sponsored	6.9	8.3
ABS Car Loan	3.1	2.1
ABS Credit Card	1.0	3.4
Hybrid ARMs	0.9	2.0
ABS Home Equity	0.8	1.2
Collateralized Mortgage Obligations	0.3	0.4
ABS Other	—	0.3
Short-Term Investments & Other	3.8	0.9

	% of Net Assets as of
EFFECTIVE MATURITY	3/31/10		9/30/09
1 year or less	9.1		1.9
1-5 years	77.2		83.5
5-10 years	13.7		14.6
10+ years	—		—
Average Effective Maturity	2.8	years	3.5	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	0.99%	0.90%
B	1.74	1.65
C	1.74	1.65
Y	0.72	0.65

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 3.00%.
[3]

Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/11.

LOOMIS SAYLES STRATEGIC INCOME FUND

PORTFOLIO PROFILE

Objective:

Seeks high current income, with a secondary objective of capital growth

Strategy:

Invests primarily in income-producing securities in the U.S. and around the world

Fund Inception:

May 1, 1995

Managers:

Daniel J. Fuss, CFA, CIC

Kathleen C. Gaffney, CFA

Associate Managers:

Matthew J. Eagan, CFA

Elaine M. Stokes

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFZX
Class B	NEZBX
Class C	NECZX
Class Y	NEZYX
Admin Class	NEZAX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise.

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. The fund can also invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets, these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

As the world economy continues to recover slowly, investors replaced lingering pessimism with optimism. Still fears about government debt in Europe and China’s tight lending practices percolated through the global credit markets, tempering investor enthusiasm for overseas obligations. In the United States, wavering economic data and an uncertain outlook for financial regulation drove some market participants back into defensive mode. Despite these challenges, improved access to capital, declining corporate default rates and brighter economic trends fed an appetite for risk, and corporate bond spreads narrowed during the period.

For the six month period ended March 31, 2010, Class A shares of Loomis Sayles Strategic Income Fund returned 9.86%. The fund significantly outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 1.99% over the period. It also outperformed the average fund in Morningstar’s Multisector Bond category, which returned 6.82%.

WHAT WAS THE PRIMARY REASON FOR THE FUND’S OUTPERFORMANCE?

Successful security selection was the key to the period’s impressive results, with investment-grade and high-yield corporate issues, convertible bonds and non-U.S dollar obligations all contributing to the fund’s strong performance relative to its benchmark.

WHICH FACTORS POSITIVELY CONTRIBUTED TO THE FUND’S PERFORMANCE?

Strong corporate earnings and better-than-expected fourth quarter gross domestic product (GDP) growth buoyed results among investment-grade corporate issues. Notable returns came from industrial issues in technology, transportation and capital goods. Certain investment-grade financial and electric utility names also lifted performance. Despite a few periods of muted performance, high yield garnered the most gains for the fund, as investors were willing to accept greater risk in pursuit of higher yields. Within high yield, financial (consumer finance, diversified finance) and industrial (technology, communications, retail, automotive) names drove outperformance.

The fund’s non-U.S dollar allocation was among the top contributors of excess return. Investments denominated in the Canadian dollar, Indonesian rupiah and Mexican peso benefited from both asset and currency appreciation. The fund’s Australian dollar, Brazilian real, British pound and New Zealand dollar holdings also contributed.

The equity market rally that started in 2009 extended into 2010, lending support for convertible bonds. Our increased allocation to convertibles generated some of the best returns for the period, led by selected names in automotive, pharmaceuticals and technology. Modest exposure to preferred and equity securities also benefited from the performance surge.

WHICH FACTORS DETRACTED FROM THE FUND’S RESULTS?

There were few areas of weakness that existed in the fund amid the widespread bullish sentiment that swept fixed-income markets over the last several months. Our bias away from commercial mortgage-backed securities (CMBS) detracted from performance as the sector rallied. Currency weakness was a performance drag for holdings denominated in the Icelandic krona and Norwegian krone.

WHAT IS YOUR OUTLOOK?

The fund is positioned to take advantage of a gradual economic recovery and positive fundamental trends. We believe short-term interest rates in the United States will remain low for the foreseeable future, but acknowledge the continuing pressures that the ever-increasing U.S. Treasury issuance will place on longer-term rates. In our opinion, there remains ample opportunity for corporate bond yield spreads to tighten further. Within corporate credit, we are advocating a strategy of specific (fundamental credit) risk instead of market (interest rate) risk. We continue to see opportunity in the convertible market and have focused on increasing our exposure. We continue to add opportunistically to non-U.S. dollar-denominated securities, with a focus on credits and countries in which we anticipate fundamental improvements will continue to emerge. We believe that in a rising-rate environment, research and security selection will continue to prove key to successful portfolio management.

LOOMIS SAYLES STRATEGIC INCOME FUND

Investment Results through March 31, 2010

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to two indexes provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares 5

Average Annual Returns — March 31, 2010 5

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A (Inception 5/1/95)
Net Asset Value[2]	9.86%	46.29%	7.17%	9.05%
With Maximum Sales Charge[3]	4.92	39.69	6.19	8.55

Class B (Inception 5/1/95)
Net Asset Value[2]	9.54	45.36	6.40	8.23
With CDSC[4]	4.54	40.36	6.08	8.23

Class C (Inception 5/1/95)
Net Asset Value[2]	9.55	45.28	6.39	8.24
With CDSC[4]	8.55	44.28	6.39	8.24

Class Y (Inception 12/1/99)
Net Asset Value[2]	10.00	46.73	7.47	9.37

Admin Class (Inception 2/1/10)[1]
Net Asset Value[2]	9.60	45.88	6.86	8.66
COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Barclays Capital U.S. Aggregate Bond Index	1.99%	7.69%	5.44%	6.29%
Barclays Capital U.S. Universal Bond Index	2.63	10.39	5.55	6.43
Morningstar Multisector Bond Fund Avg.	6.82	31.84	5.59	6.56

See page 11 for a description of the indices.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Performance history includes periods from a predecessor fund. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	3/31/10*	9/30/09**
Aaa	16.2	15.6
Aa	6.6	6.1
A	10.6	7.4
Baa	27.0	30.8
Ba	10.8	10.5
B	13.2	6.9
Caa and lower	5.7	8.1
Not Rated	7.2	6.7
Short-term and other	2.7	4.0

* Credit quality at 3/31/2010 reflects the highest rating assigned to a security among Moody’s, S&P, or Fitch. The Moody’s equivalent of the assigned rating is presented in the table.

** Credit quality at 9/30/2009 was based on ratings from Moody’s. Securities that were not rated by Moody’s may have been rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE MATURITY	3/31/10		9/30/09
1 year or less	4.5		5.7
1-5 years	31.5		25.8
5-10 years	30.5		33.1
10+ years	33.5		35.4
Average Effective Maturity	11.5	years	12.3	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	0.99%	0.99%
B	1.75	1.75
C	1.74	1.74
Y	0.73	0.73
Admin	1.24	1.24

NOTES TO CHARTS

[1]	Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.
[2]	Does not include a sales charge.
[3]	Includes maximum sales charge of 4.50%.
[4]

Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

[5]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[6]	Before reductions and reimbursements.
[7]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/11.

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Before investing, consider the Fund’s investment objectives, risks, charges and expenses. Visit www.funds.natixis.com or call 1-800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

INDEX/AVERAGE DESCRIPTIONS

Barclays Capital Global Aggregate ex-USD Bond Index is an unmanaged index that provides a broad-based measure of the international investment-grade fixed-rate debt markets.

Barclays Capital U.S. 1-5 Year Government Bond Index is an unmanaged index that includes U.S. Treasury and agency securities with remaining maturities of one to five years.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

Barclays Capital U.S. Universal Bond Index is an unmanaged index that covers U.S. dollar-denominated taxable bonds, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt.

Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at www.funds.natixis.com; and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; certain exchange fees; and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, each fund may assess a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectuses. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from October 1, 2009 through March 31, 2010. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges redemption fees, or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES CORE PLUS BOND FUND	BEGINNING ACCOUNT VALUE 10/1/2009	ENDING ACCOUNT VALUE 3/31/2010	EXPENSES PAID DURING PERIOD* 10/1/2009 – 3/31/2010
Class A
Actual	$1,000.00	$1,043.10	$4.58
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53
Class B
Actual	$1,000.00	$1,039.00	$8.39
Hypothetical (5% return before expenses)	$1,000.00	$1,016.70	$8.30
Class C
Actual	$1,000.00	$1,039.30	$8.39
Hypothetical (5% return before expenses)	$1,000.00	$1,016.70	$8.30
Class Y
Actual	$1,000.00	$1,044.20	$3.31
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	$3.28
*	Expenses are equal to the Fund’s annualized expense ratio: 0.90%, 1.65%, 1.65% and 0.65% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 10/1/2009	ENDING ACCOUNT VALUE 3/31/2010	EXPENSES PAID DURING PERIOD* 10/1/2009 – 3/31/2010
Class A
Actual	$1,000.00	$1,112.60	$6.06
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.79
Class B
Actual	$1,000.00	$1,108.20	$9.99
Hypothetical (5% return before expenses)	$1,000.00	$1,015.46	$9.55
Class C
Actual	$1,000.00	$1,105.90	$9.98
Hypothetical (5% return before expenses)	$1,000.00	$1,015.46	$9.55
Class Y
Actual	$1,000.00	$1,111.70	$4.74
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.15%, 1.90%, 1.90% and 0.90% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

LOOMIS SAYLES INTERNATIONAL BOND FUND	BEGINNING ACCOUNT VALUE 10/1/2009	ENDING ACCOUNT VALUE 3/31/2010	EXPENSES PAID DURING PERIOD* 10/1/2009 – 3/31/2010
Class A
Actual	$1,000.00	$980.20	$5.43
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.54
Class C
Actual	$1,000.00	$976.80	$9.12
Hypothetical (5% return before expenses)	$1,000.00	$1,015.71	$9.30
Class Y
Actual	$1,000.00	$981.30	$4.20
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.10%, 1.85% and 0.85%, for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 10/1/2009	ENDING ACCOUNT VALUE 3/31/2010	EXPENSES PAID DURING PERIOD* 10/1/2010 – 3/31/2010
Class A
Actual	$1,000.00	$1,031.80	$4.56
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53
Class B
Actual	$1,000.00	$1,028.00	$8.34
Hypothetical (5% return before expenses)	$1,000.00	$1,016.70	$8.30
Class C
Actual	$1,000.00	$1,027.90	$8.34
Hypothetical (5% return before expenses)	$1,000.00	$1,016.70	$8.30
Class Y
Actual	$1,000.00	$1,033.00	$3.29
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	$3.28
*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursment): 0.90%, 1.65%, 1.65% and 0.65%, for Class A, B, C and Y, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

LOOMIS SAYLES STRATEGIC INCOME FUND	BEGINNING ACCOUNT VALUE 10/1/2009	ENDING ACCOUNT VALUE 3/31/2010		EXPENSES PAID DURING PERIOD* 10/1/2009 – 3/31/2010
Class A
Actual	$1,000.00	$1,098.60		$5.02	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.14		$4.84	*
Class B
Actual	$1,000.00	$1,095.40		$8.93	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,016.40		$8.60	*
Class C
Actual	$1,000.00	$1,095.50		$8.93	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,016.40		$8.60	*
Class Y
Actual	$1,000.00	$1,100.00		$3.72	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,021.39		$3.58	*
Admin Class
Actual	$1,000.00	$1,038.30	[2]	$1.98	[2]
Hypothetical (5% return before expenses)	$1,000.00	$1,001.86	*	$6.09	*

*	Hypothetical expenses are equal to the Fund’s annualized expense ratio: 0.96%, 1.71%, 1.71%, 0.71% and 1.22% for Class A, B, C, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), divided by 365 (to reflect the half-year period).
[1]

Actual expenses for Class A, B, C and Y are equal to the Fund’s annualized expense ratio: 0.96%, 1.71%, 1.71% and 0.71%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), divided by 365 (to reflect the half-year period).

[2]

Admin Class commenced operations on February 1, 2010. Actual expenses are equal to Fund’s annualized expense ratio: 1.22% for the Admin Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (58), divided by 365 (to reflect the partial period).

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 98.1% of Net Assets
	ABS Car Loan — 2.0%
$1,140,000	AESOP Funding II LLC, Series 2010-2A, Class A, 144A, 3.630%, 8/20/2014	$1,139,886
570,000	Centre Point Funding LLC, Series 2010-1A, Class 1, 144A, 5.430%, 7/20/2016	570,112
3,865,000	Chrysler Financial Lease Trust, Series 2010-A, Class B, 144A, 3.460%, 9/16/2013	3,862,059
790,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class A1, 144A, 4.260%, 3/25/2014	813,166

		6,385,223

	ABS Home Equity — 0.2%
885,399	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	713,642

	Aerospace & Defense — 0.8%
2,495,000	Bombardier, Inc., 144A, 7.500%, 3/15/2018	2,601,037

	Automotive — 1.2%
1,990,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	2,059,125
975,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	1,027,282
830,000	Lear Corp., 7.875%, 3/15/2018	839,338

		3,925,745

	Banking — 5.8%
1,365,000	Bear Stearns Cos., Inc. (The), 6.400%, 10/02/2017	1,507,937
605,000	Citigroup, Inc., 6.125%, 5/15/2018	618,182
2,135,000	Citigroup, Inc., 6.500%, 8/19/2013	2,301,556
1,380,000	Citigroup, Inc., 8.125%, 7/15/2039	1,593,076
625,000	Goldman Sachs Group, Inc. (The), 5.300%, 2/14/2012	665,257
790,000	JPMorgan Chase & Co., 6.000%, 1/15/2018	857,705
2,530,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	2,726,503
960,000	Morgan Stanley, 4.750%, 4/01/2014	980,234
615,000	Morgan Stanley, 5.375%, 10/15/2015	638,767
100,000	Morgan Stanley, 6.750%, 4/15/2011	105,565
1,620,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	1,727,858
835,000	Morgan Stanley, Series F, MTN, 5.550%, 4/27/2017	853,987
920,000	Nomura Holdings, Inc., 5.000%, 3/04/2015	940,438
3,155,000	Royal Bank of Scotland PLC (The), 4.875%, 3/16/2015	3,154,224

		18,671,289

	Building Materials — 1.3%
2,520,000	Holcim Capital Corp. Ltd., 144A, 6.875%, 9/29/2039	2,654,586

Principal Amount (‡)	Description	Value (†)

	Building Materials — continued
$815,000	Owens Corning, Inc., 7.000%, 12/01/2036	$798,525
795,000	USG Corp., 6.300%, 11/15/2016	711,525

		4,164,636

	Chemicals — 1.2%
1,305,000	Chevron Phillips Chemical Co. LLC, 144A, 8.250%, 6/15/2019	1,557,931
740,000	LBI Escrow Corp., 144A, 8.000%, 11/01/2017	767,750
1,330,000	RPM International, Inc., 6.125%, 10/15/2019	1,382,969

		3,708,650

	Commercial Mortgage-Backed Securities — 8.0%
795,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A2, 5.165%, 9/10/2047	807,517
850,000	Banc of America Commercial Mortgage, Inc., Series 2006-1, Class A2, 5.334%, 9/10/2045	866,507
1,305,000	Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049	1,338,686
2,680,000	Banc of America Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	2,544,450
1,245,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PW10, Class A2, 5.270%, 12/11/2040	1,263,234
1,200,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-PW16, Class A2, 5.856%, 6/11/2040(c)	1,244,520
145,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	139,706
690,000	Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.888%, 12/10/2049(c)	687,127
1,000,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.298%, 12/10/2049(c)	1,007,673
710,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046	723,170
1,793,914	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037	1,825,193
960,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 6.085%, 7/10/2038(c)	978,640
2,839,000	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4, 5.553%, 4/10/2038	2,853,286
1,140,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	1,128,582
1,375,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4, 6.064%, 4/15/2045(c)	1,419,518
850,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	830,785

See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$1,710,000	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3, 4.647%, 7/15/2030	$1,745,728
900,000	Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.802%, 6/11/2042(c)	930,678
1,175,000	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.458%, 1/11/2043(c)	1,237,698
2,070,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	2,055,156

		25,627,854

	Construction Machinery — 0.1%
470,000	Oshkosh Corp., 144A, 8.250%, 3/01/2017	485,275

	Consumer Products — 0.2%
255,000	Whirlpool Corp., 8.000%, 5/01/2012	280,261
250,000	Whirlpool Corp., MTN, 8.600%, 5/01/2014	290,134

		570,395

	Distributors — 0.3%
714,000	EQT Corp., 8.125%, 6/01/2019	848,260

	Diversified Manufacturing — 0.9%
1,200,000	Crane Co., 6.550%, 11/15/2036(d)	1,174,762
1,580,000	Hutchison Whampoa International Ltd., 144A, 5.750%, 9/11/2019	1,640,125

		2,814,887

	Electric — 2.0%
290,000	AES Corp. (The), 7.750%, 10/15/2015	295,075
570,000	AES Corp. (The), 8.000%, 10/15/2017	578,550
1,765,000	AES Corp. (The), 8.000%, 6/01/2020	1,758,381
110,000	CMS Energy Corp., 8.750%, 6/15/2019	124,200
630,000	Exelon Generation Co. LLC, 5.200%, 10/01/2019	636,433
690,000	IPALCO Enterprises, Inc., 144A, 7.250%, 4/01/2016	715,875
1,270,000	TransAlta Corp., 4.750%, 1/15/2015	1,311,515
1,100,000	TransAlta Corp., 6.500%, 3/15/2040	1,087,499

		6,507,528

	Food & Beverage — 2.8%
560,000	Anheuser-Busch Cos., Inc., 4.500%, 4/01/2018	555,182
2,235,000	Del Monte Corp., 144A, 7.500%, 10/15/2019	2,343,956
1,420,000	Dr Pepper Snapple Group, Inc., 6.820%, 5/01/2018	1,622,221
915,000	Kraft Foods, Inc., 6.125%, 8/23/2018	997,129
1,510,000	Kraft Foods, Inc., 6.500%, 2/09/2040	1,564,784

Principal Amount (‡)	Description	Value (†)

	Food & Beverage — continued
$1,410,000	Smithfield Foods, Inc., 144A, 10.000%, 7/15/2014	$1,572,150
255,000	TreeHouse Foods, Inc., 7.750%, 3/01/2018	264,563

		8,919,985

	Government Guaranteed — 1.3%
95,000,000	Japan Finance Organization for Municipal Enterprises, 1.350%, 11/26/2013 (JPY)	1,050,020
296,000,000	Japan Finance Organization for Municipal Enterprises, 1.550%, 2/21/2012 (JPY)	3,235,268

		4,285,288

	Government Owned - No Guarantee — 1.4%
2,360,000	Petrobras International Finance Co., 6.875%, 1/20/2040	2,435,957
1,375,000	Qtel International Finance Ltd., 144A, 7.875%, 6/10/2019	1,589,137
545,000	Taqa Abu Dhabi National Energy, 144A, 6.250%, 9/16/2019	547,944

		4,573,038

	Health Insurance — 0.7%
2,005,000	WellPoint, Inc., 7.000%, 2/15/2019	2,273,642

	Healthcare — 1.6%
190,000	Express Scripts, Inc., 7.250%, 6/15/2019	219,961
575,000	HCA, Inc., 7.500%, 12/15/2023	526,125
935,000	HCA, Inc., 9.125%, 11/15/2014	987,594
485,000	Hospira, Inc., 6.050%, 3/30/2017	520,925
2,050,000	Life Technologies Corp., 6.000%, 3/01/2020	2,098,942
670,000	Medco Health Solutions, 7.250%, 8/15/2013	757,531

		5,111,078

	Hybrid ARMs — 0.6%
882,747	FHLMC, 5.937%, 11/01/2036(c)	922,673
863,352	FNMA, 6.015%, 2/01/2037(c)	911,034

		1,833,707

	Independent Energy — 0.8%
2,400,000	XTO Energy, Inc., 6.375%, 6/15/2038	2,687,690

	Industrial Other — 0.3%
760,000	Timken Co. (The), 6.000%, 9/15/2014	808,238

	Life Insurance — 0.5%
1,575,000	Aflac, Inc., 6.900%, 12/17/2039	1,623,140

	Lodging — 0.3%
500,000	Royal Caribbean Cruises Ltd., 7.250%, 6/15/2016	493,750

See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Lodging — continued
$510,000	Royal Caribbean Cruises Ltd., 11.875%, 7/15/2015	$600,525

		1,094,275

	Media Cable — 2.0%
995,000	Comcast Corp., 6.450%, 3/15/2037	1,013,274
1,770,000	Comcast Corp., 6.950%, 8/15/2037	1,914,818
410,000	Cox Communications, Inc., 5.450%, 12/15/2014	443,188
755,000	Cox Communications, Inc., 6.750%, 3/15/2011	790,476
1,760,000	Time Warner Cable, Inc., 8.250%, 4/01/2019	2,129,755

		6,291,511

	Media Non-Cable — 0.6%
1,900,000	Inmarsat Finance PLC, 144A, 7.375%, 12/01/2017	1,976,000

	Metals & Mining — 1.4%
1,275,000	ArcelorMittal, 7.000%, 10/15/2039	1,309,402
1,510,000	ArcelorMittal, 9.850%, 6/01/2019	1,919,205
710,000	United States Steel Corp., 6.650%, 6/01/2037	610,600
640,000	United States Steel Corp., 7.375%, 4/01/2020	641,600

		4,480,807

	Mortgage Related — 13.5%
642,213	FHLMC, 4.000%, 7/01/2019	665,510
1,423,840	FHLMC, 4.500%, 12/01/2034	1,438,480
310,961	FHLMC, 5.000%, 11/01/2018	330,503
858,808	FHLMC 5.500%, with various maturities in 2018(e)	927,621
123,299	FHLMC, 6.000%, 6/01/2035	133,897
538,187	FNMA, 4.000%, 6/01/2019	557,627
5,211,366	FNMA 4.500%, with various maturities from 2019 to 2035(e)	5,357,299
5,748,951	FNMA, 5.500%, with various maturities from 2018 to 2036(e)(f)	6,115,945
5,229,512	FNMA 6.000%, with various maturities from 2016 to 2039(e)	5,586,491
1,130,922	FNMA 6.500%, with various maturities from 2029 to 2036(e)	1,234,993
145,745	FNMA 7.000%, with various maturities in 2030(e)	163,660
165,198	FNMA 7.500%, with various maturities from 2024 to 2032(e)	186,994
1,280,000	FNMA (TBA), 6.000%, 1/01/2036(b)	1,359,601
1,735,000	FNMA (TBA), 6.500%, 4/01/2035(b)	1,880,306

Principal Amount (‡)	Description	Value (†)

	Mortgage Related — continued
$4,089,553	GNMA 5.000%, with various maturities from 2035 to 2038(e)	$4,264,648
9,603,804	GNMA 5.500%, with various maturities from 2034 to 2039(e)	10,183,218
1,738,448	GNMA 6.000%, with various maturities from 2029 to 2037(e)	1,863,783
376,811	GNMA 6.500%, with various maturities from 2028 to 2032(e)	413,457
269,105	GNMA 7.000%, with various maturities from 2025 to 2029(e)	301,478
102,918	GNMA 7.500%, with various maturities from 2025 to 2030(e)	116,242
58,202	GNMA, 8.000%, 11/15/2029	67,036
90,576	GNMA 8.500%, with various maturities from 2017 to 2023(e)	103,596
15,872	GNMA 9.000%, with various maturities in 2016(e)	17,727
32,030	GNMA 11.500%, with various maturities from 2013 to 2015(e)	35,861

		43,305,973

	Non-Captive Consumer — 1.0%
735,000	HSBC Finance Corp., 7.000%, 5/15/2012	801,539
325,000	SLM Corp., MTN, 5.050%, 11/14/2014	300,750
350,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	334,376
30,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	27,316
120,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	99,014
55,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	54,321
35,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	33,152
420,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	324,082
1,135,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	1,147,895

		3,122,445

	Non-Captive Diversified — 3.8%
1,275,000	GATX Corp., 4.750%, 5/15/2015	1,265,477
745,000	General Electric Capital Corp., 5.875%, 1/14/2038	708,308
4,120,000	General Electric Capital Corp., Series A, GMTN, 6.150%, 8/07/2037	4,028,973
2,472,000	GMAC, Inc., 6.625%, 5/15/2012	2,496,720
1,211,000	GMAC, Inc., 8.000%, 11/01/2031	1,156,505
1,105,000	GMAC, Inc., 144A, 8.300%, 2/12/2015	1,160,250
465,000	International Lease Finance Corp., 5.000%, 4/15/2010	465,042
205,000	International Lease Finance Corp., 6.375%, 3/25/2013	200,338

See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS (CONTINUED)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
$120,000	International Lease Finance Corp., Series R, MTN, 5.300%, 5/01/2012	$116,552
40,000	International Lease Finance Corp., Series R, MTN, 5.550%, 9/05/2012	38,956
200,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	188,655
285,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	264,140

		12,089,916

	Oil Field Services — 0.9%
190,000	Nabors Industries, Inc., 6.150%, 2/15/2018	202,408
730,000	Nabors Industries, Inc., 9.250%, 1/15/2019	908,032
1,605,000	Parker Drilling Co., 144A, 9.125%, 4/01/2018	1,643,119

		2,753,559

	Packaging — 0.3%
1,105,000	Ball Corp., 6.750%, 9/15/2020	1,124,337

	Paper — 1.8%
565,000	Georgia-Pacific Corp., 7.375%, 12/01/2025	562,175
1,470,000	Georgia-Pacific Corp., 7.750%, 11/15/2029	1,470,000
735,000	Georgia-Pacific Corp., 8.000%, 1/15/2024	779,100
365,000	Georgia-Pacific Corp., 8.875%, 5/15/2031	396,025
1,945,000	International Paper Co., 9.375%, 5/15/2019	2,431,439

		5,638,739

	Pipelines — 0.6%
830,000	Enterprise Products Operating LLC, 7.550%, 4/15/2038	954,799
705,000	ONEOK Partners LP, 8.625%, 3/01/2019	870,566

		1,825,365

	Property & Casualty Insurance — 0.2%
475,000	Willis North America, Inc., 6.200%, 3/28/2017	481,219
245,000	Willis North America, Inc., 7.000%, 9/29/2019	256,560

		737,779

	Refining — 2.4%
1,895,000	Coffeyville Resources, 144A, 10.875%, 4/01/2017	1,880,788
2,720,000	Motiva Enterprises LLC, 144A, 6.850%, 1/15/2040	2,931,189
1,570,000	Valero Energy Corp., 6.125%, 2/01/2020	1,570,397
965,000	Valero Energy Corp., 9.375%, 3/15/2019	1,148,867

		7,531,241

Principal Amount (‡)	Description	Value (†)

	Sovereigns — 3.2%
1,230,000(††)	Mexican Fixed Rate Bonds, Series M-10, 7.750%, 12/14/2017 (MXN)	$10,132,484

	Supranational — 1.5%
439,000,000	European Investment Bank, 1.250%, 9/20/2012 (JPY)	4,803,296

	Technology — 4.2%
1,895,000	Amphenol Corp., 4.750%, 11/15/2014	1,949,366
830,000	Brocade Communications Systems, Inc., 144A, 6.625%, 1/15/2018	844,525
290,000	Brocade Communications Systems, Inc., 144A, 6.875%, 1/15/2020	295,800
745,000	Corning, Inc., 7.250%, 8/15/2036	798,201
440,000	Equifax, Inc., 7.000%, 7/01/2037	469,911
2,760,000	Equinix, Inc., 8.125%, 3/01/2018	2,856,600
1,180,000	Fiserv, Inc., 6.125%, 11/20/2012	1,284,260
215,000	Jabil Circuit, Inc., 7.750%, 7/15/2016	226,287
85,000	Motorola, Inc., 6.500%, 9/01/2025	82,542
485,000	Motorola, Inc., 6.500%, 11/15/2028	455,299
185,000	Motorola, Inc., 6.625%, 11/15/2037	173,625
1,775,000	National Semiconductor Corp., 3.950%, 4/15/2015	1,755,067
279,000	Xerox Corp., 5.500%, 5/15/2012	295,936
1,435,000	Xerox Corp., 6.350%, 5/15/2018	1,554,498
316,000	Xerox Corp., 6.400%, 3/15/2016	346,816

		13,388,733

	Textile — 0.5%
1,515,000	Hanesbrands, Inc., 8.000%, 12/15/2016	1,568,025

	Tobacco — 0.6%
1,995,000	Reynolds American, Inc., 7.250%, 6/15/2037	2,030,527

	Treasuries — 14.9%
4,425,000	Republic of Germany, 4.000%, 4/13/2012 (EUR)	6,339,170
8,162,000	U.S. Treasury Note 0.875%, 12/31/2010	8,193,881
955,000	U.S. Treasury Note, 0.875%, 5/31/2011	959,104
910,000	U.S. Treasury Note, 1.875%, 6/15/2012	924,858
1,000,000	U.S. Treasury Note, 2.625%, 6/30/2014	1,014,766
17,855,000	U.S. Treasury Note, 3.125%, 5/15/2019	17,005,495

See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS (CONTINUED)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Treasuries — continued
$3,545,000	U.S. Treasury Note, 3.250%, 7/31/2016	$3,581,836
1,345,000	U.S. Treasury Note, 3.625%, 8/15/2019	1,328,607
1,555,000	U.S. Treasury Note, 3.625%, 2/15/2020	1,528,517
1,060,000	U.S. Treasury Note, 3.750%, 11/15/2018	1,068,033
2,160,000	U.S. Treasury Note 4.375%, 12/15/2010	2,221,679
3,005,000	U.S. Treasury Note, 4.625%, 2/15/2017	3,274,275

		47,440,221

	Wireless — 3.9%
2,185,000	America Movil Sab De CV, 144A, 6.125%, 3/30/2040	2,135,160
1,070,000	American Tower Corp., 4.625%, 4/01/2015	1,100,403
2,615,000	CC Holdings GS V LLC/Crown Castle GS III Corp., 144A, 7.750%, 5/01/2017	2,850,350
10,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	9,500
15,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	13,988
1,385,000	SK Telecom Co., Ltd., 144A, 6.625%, 7/20/2027	1,459,266
3,945,000	Sprint Capital Corp., 6.875%, 11/15/2028	3,175,725
100,000	True Move Co. Ltd., 144A, 10.375%, 8/01/2014	103,500
1,520,000	True Move Co. Ltd., 144A, 10.750%, 12/16/2013	1,586,500

		12,434,392

	Wirelines — 6.5%
2,795,000	Axtel SAB de CV, 144A, 9.000%, 9/22/2019	2,850,900
4,033,000	Embarq Corp., 7.995%, 6/01/2036	4,089,236
1,575,000	Frontier Communications Corp., 7.875%, 1/15/2027	1,417,500
1,325,000	New Communications Holdings, Inc., 144A, 7.875%, 4/15/2015	1,361,437
450,000	New Communications Holdings, Inc., 144A, 8.250%, 4/15/2017	457,875
210,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	196,350
1,350,000	Qwest Corp., 6.875%, 9/15/2033	1,302,750
1,545,000	Qwest Corp., 7.250%, 9/15/2025	1,560,450
255,000	Qwest Corp., 7.250%, 10/15/2035	246,075
2,020,000	Qwest Corp., 7.500%, 6/15/2023	2,020,000
775,000	Qwest Corp., 8.875%, 3/15/2012	848,625
590,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	523,413

Principal Amount (‡)	Description	Value (†)

$2,435,000	Telecom Italia Capital SA, 7.200%, 7/18/2036	$2,458,503
1,100,000	Telemar Norte Leste SA, 144A, 9.500%, 4/23/2019	1,306,250

		20,639,364

	Total Bonds and Notes (Identified Cost $297,826,205)	313,549,216

Shares
Preferred Stocks — 0.2%
	Banking — 0.1%
532	GMAC, Inc., Series G, 144A, 7.000%	405,517

	Thrifts & Mortgage Finance — 0.1%
256,000	Federal National Mortgage Association, 6.750%(g)(h)	238,080
4,200	Federal National Mortgage Association, (fixed rate to 12/13/2010, variable rate thereafter), 8.250%(g)(h)	5,334

		243,414

	Total Preferred Stocks (Identified Cost $1,717,443)	648,931

Principal Amount (‡)
Short-Term Investments — 3.0%
$8,079,061	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2010 at 0.000% to be repurchased at $8,079,061 on 4/01/2010, collateralized by $7,700,000 Federal National Mortgage Association, 5.125% due 4/15/2011 valued at $8,242,850, including accrued interest (Note 2 of Notes to Financial Statements)	8,079,061
1,590,000	U.S. Treasury Bill, 0.101%, 6/17/2010(i)	1,589,507

	Total Short-Term Investments (Identified Cost $9,668,502)	9,668,568

	Total Investments — 101.3% (Identified Cost $309,212,150)(a)	323,866,715
	Other assets less liabilities—(1.3)%	(4,269,157)

	Net Assets — 100.0%	$319,597,558

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

At March 31, 2010, the net unrealized appreciation on investments based on a cost of $309,445,799 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$16,968,289
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,547,373)

	Net unrealized appreciation	$14,420,916

(b)	Delayed delivery. See Note 2 of Notes to Financial Statements.
(c)	Variable rate security. Rate as of March 31, 2010 is disclosed.
(d)	Illiquid security. At March 31, 2010, the value of this security amounted to $1,174,762 or 0.4% of net assets.

See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS (CONTINUED)

Investments as of March 31, 2010 (Unaudited)

(e)	The Fund’s investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(f)	All or a portion of this security has been segregated to cover collateral requirements on TBA obligations.
(g)	Non-income producing security.
(h)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
(i)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the value of these securities amounted to $48,109,415 or 15.1% of net assets.

ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
TBA	To Be Announced

EUR	Euro
JPY	Japanese Yen
MXN	Mexican Peso

Industry Summary at March 31, 2010 (Unaudited)

Treasuries	14.9%
Mortgage Related	13.5
Commercial Mortgage-Backed Securities	8.0
Wirelines	6.5
Banking	5.9
Technology	4.2
Wireless	3.9
Non-Captive Diversified	3.8
Sovereigns	3.2
Food & Beverage	2.8
Refining	2.4
Electric	2.0
ABS Car Loan	2.0
Media Cable	2.0
Other Investments, less than 2% each	23.2
Short-Term Investments	3.0

Total Investments	101.3
Other assets less liabilities	(1.3)

Net Assets	100.0%

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 84.4% of Net Assets
Non-Convertible Bonds — 66.2%
	ABS Car Loan — 0.3%
$105,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 7.750%, 5/15/2016	$102,900
315,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 144A, 9.625%, 3/15/2018	329,175

		432,075

	ABS Home Equity — 1.6%
700,000	Asset Backed Funding Certificates, Series 2006-HE1, Class A2B, 0.356%, 1/25/2037(b)	340,296
225,000	Bear Stearns Asset Backed Securities Trust, Series 2004-HE7, Class M2, 1.396%, 8/25/2034(b)	137,685
247,416	Countrywide Asset-Backed Certificates, Series 2004-6, Class M1, 0.846%, 10/25/2034(b)	155,131
650,000	Fremont Home Loan Trust, Series 2004-D, Class M2, 0.846%, 11/25/2034(b)	397,464
725,000	GSAMP Trust, Series 2006-HE5, Class A2C, 0.396%, 8/25/2036(b)	283,091
150,000	Park Place Securities, Inc., Series 2004-WCW2, Class M2, 0.896%, 10/25/2034(b)	84,204
1,000,000	Residential Asset Mortgage Products, Inc., Series 2006-RZ5, Class A2, 0.426%, 8/25/2046(b)	827,211

		2,225,082

	Airlines — 1.3%
37,277	Continental Airlines Pass Through Trust, Series 1997-4, Class 4B, 6.900%, 7/02/2018	35,972
302,009	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	302,009
514,974	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	486,651
180,000	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 4/19/2022	163,800
745,000	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	800,875

		1,789,307

	Automotive — 2.1%
450,000	FCE Bank PLC, EMTN, 7.875%, 2/15/2011, (GBP)	697,352
420,000	Ford Motor Co., 6.375%, 2/01/2029	341,250
1,220,000	Ford Motor Co., 6.625%, 10/01/2028	1,024,800
65,000	Ford Motor Co., 6.625%, 2/15/2028	54,600
40,000	Ford Motor Co., 7.500%, 8/01/2026	35,500
150,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	158,043
635,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	547,687

		2,859,232

Principal Amount (‡)	Description	Value (†)

	Banking — 0.9%
12,176,250,000	JPMorgan Chase Bank NA, EMTN, 144A, Zero Coupon, 10/17/2011, (IDR)	$1,212,072

	Building Materials — 0.9%
50,000	Masco Corp., 6.500%, 8/15/2032	42,915
345,000	Masco Corp., 7.750%, 8/01/2029	329,476
785,000	USG Corp., 6.300%, 11/15/2016	702,575
75,000	USG Corp., 9.500%, 1/15/2018	75,844
65,000	USG Corp., 144A, 9.750%, 8/01/2014	68,900

		1,219,710

	Chemicals — 1.3%
855,000	Hercules, Inc., Subordinated Note, 6.500%, 6/30/2029	684,000
450,000	LBI Escrow Corp., 144A, 8.000%, 11/01/2017	466,875
680,000	Reichhold Industries, Inc., 144A, 9.000%, 8/15/2014	644,300

		1,795,175

	Collateralized Mortgage Obligations — 1.9%
450,005	Adjustable Rate Mortgage Trust, Series 2005-10, Class 5A1, 0.506%, 1/25/2036(b)	262,076
335,247	GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1, 3.399%, 11/25/2035(b)	285,094
553,112	Impac CMB Trust, Series 2005-3, Class A1, 0.486%, 8/25/2035(b)	362,609
714,179	Lehman Mortgage Trust, Series 2005-3, Class 1A6, 0.746%, 1/25/2036(b)	449,828
588,266	Lehman Mortgage Trust, Series 2006-6, Class 5A1, 0.746%, 12/25/2036(b)	425,234
715,484	Lehman XS Trust, Series 2007-10H, Class 1A11, 0.366%, 7/25/2037(b)(k)	347,276
347,029	Master Adjustable Rate Mortgages Trust, Series 2005-2, Class 5A1, 3.004%, 3/25/2035(b)	290,766
507,192	Residential Accredit Loans, Inc., Series 2005-QA13, Class 2A1, 5.794%, 12/25/2035(b)	268,504

		2,691,387

	Commercial Mortgage-Backed Securities — 0.6%
100,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	96,349
100,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.998%, 9/15/2039(b)	90,955
520,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 6.006%, 6/15/2049(b)	498,627
100,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	96,335

		782,266

	Construction Machinery — 0.9%
100,000	Oshkosh Corp., 144A, 8.250%, 3/01/2017	103,250

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Construction Machinery — continued
$985,000	RSC Equipment Rental, Inc., 9.500%, 12/01/2014	$975,150
15,000	United Rentals North America, Inc., 7.750%, 11/15/2013	14,400
170,000	Urbi Desarrollos Urbanos SAB de CV, 144A, 9.500%, 1/21/2020	184,025

		1,276,825

	Consumer Products — 0.7%
1,085,000	Acco Brands Corp., 7.625%, 8/15/2015	1,015,831

	Electric — 2.6%
35,000	AES Corp. (The), 8.000%, 10/15/2017	35,525
209,522	AES Ironwood LLC, 8.857%, 11/30/2025	205,331
22,648	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	23,158
375,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	266,250
180,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	115,200
815,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019	615,325
2,230,000	Edison Mission Energy, 7.625%, 5/15/2027	1,427,200
140,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027	72,800
195,000	TXU Corp., Series P, 5.550%, 11/15/2014	142,350
1,015,000	TXU Corp., Series Q, 6.500%, 11/15/2024	527,800
370,000	TXU Corp., Series R, 6.550%, 11/15/2034	190,550

		3,621,489

	Gaming — 0.1%
185,000	MGM MIRAGE, 144A, 9.000%, 3/15/2020	190,550

	Government Owned - No Guarantee — 0.1%
200,000	DP World Ltd., 144A, 6.850%, 7/02/2037	171,743

	Healthcare — 3.3%
30,000	Boston Scientific Corp., 7.000%, 11/15/2035	26,989
165,000	Boston Scientific Corp., 7.375%, 1/15/2040	155,793
35,000	HCA, Inc., 7.050%, 12/01/2027	29,925
630,000	HCA, Inc., 7.500%, 12/15/2023	576,450
700,000	HCA, Inc., 7.500%, 11/06/2033	609,000
40,000	HCA, Inc., 7.690%, 6/15/2025	37,000
480,000	HCA, Inc., 8.360%, 4/15/2024	454,800
670,000	HCA, Inc., MTN, 7.580%, 9/15/2025	606,350

Principal Amount (‡)	Description	Value (†)

	Healthcare — continued
$1,685,000	HCA, Inc., MTN, 7.750%, 7/15/2036	$1,482,800
380,000	Psychiatric Solutions, Inc., 144A, 7.750%, 7/15/2015	387,125
255,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	207,825

		4,574,057

	Home Construction — 3.6%
410,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	416,150
360,000	KB Home, Guaranteed Note, 5.875%, 1/15/2015	341,100
1,790,000	KB Home, Guaranteed Note, 7.250%, 6/15/2018	1,713,925
830,000	Lennar Corp., Series B, 6.500%, 4/15/2016	799,912
1,325,000	Pulte Group, Inc., 6.000%, 2/15/2035	1,026,875
495,000	Pulte Group, Inc., 6.375%, 5/15/2033	396,000
380,000	Pulte Group, Inc., 7.875%, 6/15/2032	347,700

		5,041,662

	Independent Energy — 6.4%
3,295,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	3,187,913
790,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	768,275
620,000	Connacher Oil and Gas Ltd., 144A, 10.250%, 12/15/2015	630,850
3,127,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	2,957,110
340,000	SandRidge Energy, Inc., 144A, 8.000%, 6/01/2018	323,000
1,065,000	Swift Energy Co., 7.125%, 6/01/2017	1,011,750

		8,878,898

	Industrial Other — 0.5%
530,000	Corp. Pesquera Inca SAC, 144A, 9.000%, 2/10/2017	535,300
140,000	Ranhill Labuan Ltd., 144A, 12.500%, 10/26/2011	129,500

		664,800

	Lodging — 1.9%
2,000,000	Royal Caribbean Cruises Ltd., 7.000%, 6/15/2013	2,025,000
670,000	Royal Caribbean Cruises Ltd., 7.250%, 6/15/2016	661,625

		2,686,625

	Media Non-Cable — 1.0%
240,000	Clear Channel Communications, Inc., 4.400%, 5/15/2011	226,200
415,000	Clear Channel Communications, Inc., 5.000%, 3/15/2012	367,275
595,000	Clear Channel Communications, Inc., 6.250%, 3/15/2011	575,663

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Media Non-Cable — continued
$20,000	Clear Channel Communications, Inc., 7.650%, 9/15/2010	$19,925
175,000	Intelsat Corp., 6.875%, 1/15/2028	150,500

		1,339,563

	Metals & Mining — 0.4%
80,000	Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	73,600
125,000	United States Steel Corp., 7.000%, 2/01/2018	123,125
315,000	United States Steel Corp., 7.375%, 4/01/2020	315,788

		512,513

	Non-Captive Consumer — 0.6%
10,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	8,251
5,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	3,858
735,000	SLM Corp., Series A, MTN, 6.500%, 6/15/2010, (NZD)(c)	522,208
245,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	247,784

		782,101

	Non-Captive Diversified — 2.1%
30,000	CIT Group, Inc., 7.000%, 5/01/2017	27,675
1,300,000	General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012, (SGD)	931,464
660,000	General Motors Acceptance Corp. of Canada Ltd., EMTN, 7.125%, 9/13/2011, (AUD)	595,391
139,000	GMAC, Inc., 8.000%, 11/01/2031	132,745
1,105,000	International Lease Finance Corp., 144A, 8.750%, 3/15/2017	1,130,451
80,000	iStar Financial, Inc., 5.850%, 3/15/2017	59,200
10,000	iStar Financial, Inc., 5.875%, 3/15/2016	7,500
15,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	12,000

		2,896,426

	Oil Field Services — 1.7%
490,000	Basic Energy Services, Inc., 7.125%, 4/15/2016	426,300
380,000	Basic Energy Services, Inc., 11.625%, 8/01/2014	418,000
350,000	Compagnie Generale de Geophysique-Veritas, 9.500%, 5/15/2016	374,500
305,000	Complete Production Services, Inc., 8.000%, 12/15/2016	301,950
30,000	Key Energy Services, Inc., 8.375%, 12/01/2014	30,337
296,000	North American Energy Partners, Inc., 8.750%, 12/01/2011	296,000
120,000	Parker Drilling Co., 144A, 9.125%, 4/01/2018	122,850

Principal Amount (‡)	Description	Value (†)

	Oil Field Services — continued
$385,000	Pioneer Drilling Co., 144A, 9.875%, 3/15/2018	$381,150

		2,351,087

	Paper — 1.1%
340,000	Georgia-Pacific Corp., 7.250%, 6/01/2028	336,600
160,000	Georgia-Pacific Corp., 7.375%, 12/01/2025	159,200
1,071,000	Georgia-Pacific Corp., 7.750%, 11/15/2029	1,071,000

		1,566,800

	Pipelines — 2.0%
2,285,000	El Paso Corp., 6.950%, 6/01/2028	2,063,620
405,000	El Paso Corp., 7.420%, 2/15/2037	357,927
110,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	108,111
235,000	El Paso Corp., GMTN, 8.050%, 10/15/2030	234,593

		2,764,251

	Refining — 0.6%
150,000	Petroplus Finance Ltd., 144A, 6.750%, 5/01/2014	135,000
745,000	Petroplus Finance Ltd., 144A, 7.000%, 5/01/2017	640,700

		775,700

	REITs — 0.1%
170,000	Felcor Lodging LP, 10.000%, 10/01/2014	175,100

	Retailers — 2.2%
250,000	Dillard’s, Inc., 6.625%, 1/15/2018	231,250
105,000	Dillard’s, Inc., 7.130%, 8/01/2018	98,700
545,000	J.C. Penney Corp., Inc., Senior Note, 6.375%, 10/15/2036	507,531
510,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	469,200
30,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	27,000
210,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	199,500
1,600,000	Toys R Us, Inc., 7.375%, 10/15/2018	1,536,000

		3,069,181

	Sovereigns — 4.6%
502,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	4,066,347
350,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010, (AUD)	326,782
3,000,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	1,703,827
4,611,430	Republic of Uruguay, 4.250%, 4/05/2027, (UYU)	236,536

		6,333,492

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Supermarkets — 1.3%
$300,000	American Stores Co., 8.000%, 6/01/2026	$263,250
750,000	New Albertson’s, Inc., 7.450%, 8/01/2029	633,750
190,000	New Albertson’s, Inc., 7.750%, 6/15/2026	161,500
130,000	New Albertson’s, Inc., 8.000%, 5/01/2031	111,800
735,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	556,762

		1,727,062

	Supranational — 2.1%
17,499,000,000	European Investment Bank, EMTN, 144A, Zero Coupon, 4/24/2013, (IDR)	1,570,766
1,500,000,000	International Bank for Reconstruction & Development, EMTN, 2.300%, 2/26/2013, (KRW)	1,304,388
13,400,000	International Bank for Reconstruction & Development, 9.500%, 5/27/2010, (ISK)	58,600

		2,933,754

	Technology — 4.2%
1,090,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	768,450
1,930,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	1,355,825
290,000	Amkor Technology, Inc., 9.250%, 6/01/2016	305,950
1,110,000	First Data Corp., 9.875%, 9/24/2015	957,375
25,000	Freescale Semiconductor, Inc., 8.875%, 12/15/2014	23,875
580,000	Motorola, Inc., 6.500%, 9/01/2025	563,227
1,000,000	Motorola, Inc., 7.500%, 5/15/2025	1,030,502
340,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)	244,800
560,000	Nortel Networks Ltd., 6.875%, 9/01/2023(d)	173,600
355,000	Xerox Capital Trust I, 8.000%, 2/01/2027	348,295

		5,771,899

	Textile — 0.2%
375,000	Jones Apparel Group, Inc., 6.125%, 11/15/2034	305,625

	Transportation Services — 0.6%
275,000	APL Ltd., Senior Note, 8.000%, 1/15/2024(c)	205,563
640,000	Overseas Shipholding Group, Senior Note, 7.500%, 2/15/2024	556,800

		762,363

	Wireless — 3.6%
1,443,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	1,370,850
944,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	920,400
1,080,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	1,007,100

Principal Amount (‡)	Description	Value (†)

	Wireless — continued
$2,061,000	Sprint Capital Corp., 6.875%, 11/15/2028	$1,659,105
55,000	Sprint Capital Corp., 6.900%, 5/01/2019	50,325
20,000	Sprint Capital Corp., 8.750%, 3/15/2032	18,550

		5,026,330

	Wirelines — 6.8%
65,000	Cincinnati Bell Telephone Co., 6.300%, 12/01/2028	50,050
530,000	Cincinnati Bell, Inc., 7.000%, 2/15/2015	515,425
1,611,153	FairPoint Communications, Inc., 13.125%, 4/02/2018(d)	261,812
95,000	Frontier Communications Corp., 7.000%, 11/01/2025	79,088
30,000	Frontier Communications Corp., 7.125%, 3/15/2019	28,500
1,245,000	Frontier Communications Corp., 7.875%, 1/15/2027	1,120,500
605,000	Frontier Communications Corp., 9.000%, 8/15/2031	589,875
80,000	Hawaiian Telcom Communications, Inc., Series B, 12.500%, 5/01/2015(d)	8
770,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	704,550
495,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	482,625
2,860,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	2,717,000
425,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	397,375
1,445,000	Qwest Capital Funding, Inc., Guaranteed Note, 6.875%, 7/15/2028	1,293,275
275,000	Qwest Capital Funding, Inc., Guaranteed Note, 7.625%, 8/03/2021	269,500
10,000	Qwest Corp., 6.875%, 9/15/2033	9,650
975,000	Windstream Corp., 7.875%, 11/01/2017	960,375

		9,479,608

	Total Non-Convertible Bonds (Identified Cost $82,713,129)	91,701,641

Convertible Bonds — 18.2%
	Automotive — 1.9%
55,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(e)	46,406
1,720,000	Ford Motor Co., 4.250%, 11/15/2016	2,573,550

		2,619,956

	Diversified Manufacturing — 0.3%
600,000	Trinity Industries, Inc., 3.875%, 6/01/2036	470,250

	Electric — 0.5%
555,000	CMS Energy Corp., 5.500%, 6/15/2029	662,531

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Healthcare — 2.0%
$1,555,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(e)	$1,391,725
40,000	Life Technologies Corp., 1.500%, 2/15/2024	46,900
1,488,000	Omnicare, Inc., 3.250%, 12/15/2035	1,259,220

		2,697,845

	Independent Energy — 0.5%
475,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	345,563
435,000	Penn Virginia Corp., 4.500%, 11/15/2012	408,900

		754,463

	Metals & Mining — 0.6%
470,000	Peabody Energy Corp., 4.750%, 12/15/2066	508,775
245,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	301,350

		810,125

	Pharmaceuticals — 3.5%
950,000	Human Genome Sciences, Inc., 2.250%, 10/15/2011	1,900,000
840,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	1,510,950
785,000	Kendle International, Inc., 3.375%, 7/15/2012	741,825
505,000	Valeant Pharmaceuticals International, Subordinated Note, 4.000%, 11/15/2013	703,212

		4,855,987

	REITs — 0.3%
195,000	ProLogis, 1.875%, 11/15/2037	183,788
170,000	ProLogis, 2.250%, 4/01/2037	165,325

		349,113

	Technology — 4.7%
1,130,000	Advanced Micro Devices, Inc., 5.750%, 8/15/2012	1,125,762
95,000	Advanced Micro Devices, Inc., 6.000%, 5/01/2015	91,081
1,580,000	Alcatel-Lucent USA, Inc., Series B, 2.875%, 6/15/2025	1,368,675
15,000	Ciena Corp., 0.250%, 5/01/2013	12,450
970,000	Ciena Corp., 0.875%, 6/15/2017	654,750
40,000	Ciena Corp., 4.000%, 3/15/2015	41,400
1,015,000	Intel Corp., 2.950%, 12/15/2035	995,969
345,000	JDS Uniphase Corp., 1.000%, 5/15/2026	311,794
1,330,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	1,226,925
285,000	Kulicke & Soffa Industries, Inc., 1.000%, 6/30/2010	276,450

Principal Amount (‡)	Description	Value (†)

	Technology — continued
$188,000	Maxtor Corp., Subordinated Note, 5.750%, 3/01/2012(c)	$182,360
280,000	Nortel Networks Corp., 2.125%, 4/15/2014(d)	210,700

		6,498,316

	Textile — 0.1%
115,000	Iconix Brand Group, Inc., 1.875%, 6/30/2012	107,094

	Wireless — 1.0%
80,000	NII Holdings, Inc., 2.750%, 8/15/2025	81,200
1,435,000	NII Holdings, Inc., 3.125%, 6/15/2012	1,354,281

		1,435,481

	Wirelines — 2.8%
2,235,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	2,058,994
459,000	Level 3 Communications, Inc., 5.250%, 12/15/2011	446,951
400,000	Level 3 Communications, Inc., 10.000%, 5/01/2011	411,000
815,000	Level 3 Communications, Inc., 144A, 7.000%, 3/15/2015(c)	973,925

		3,890,870

	Total Convertible Bonds (Identified Cost $19,143,441)	25,152,031

	Total Bonds and Notes (Identified Cost $101,856,570)	116,853,672

Bank Loans — 1.1%
	Media Non-Cable — 0.1%
224,012	Tribune Company, Term Loan X, 5.000%, 6/04/2009(d)(f)(g)	139,447

	Printing & Publishing — 0.3%
395,696	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(g)	372,338

	Technology — 0.0%
2,407	Sungard Data Systems, Inc., Tranche A, 1.979%, 2/28/2014(g)	2,324

	Wirelines — 0.7%
763,371	FairPoint Communications, Inc., Initial Term Loan B, 5.000%, 3/31/2015(d)(g)	627,445
35,904	Hawaiian Telcom Communications, Inc., Tranche C Term Loan, 4.750%, 6/01/2014(g)(h)	25,492
250,000	Level 3 Financing, Inc., Add on Term Loan, 11.500%, 3/13/2014(g)	272,500
25,000	Level 3 Financing, Inc., Tranche A Term Loan, 2.501%, 3/13/2014(g)	23,211

		948,648

	Total Bank Loans (Identified Cost $1,341,194)	1,462,757

Shares
Preferred Stocks — 2.1%
Convertible Preferred Stocks — 1.9%
	Automotive — 0.0%
450	Ford Motor Co. Capital Trust II, 6.500%(i)	20,880

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Shares	Description	Value (†)

	Capital Markets — 0.8%
26,890	Newell Financial Trust I, 5.250%	$1,082,322

	Diversified Financial Services — 0.1%
3,732	Sovereign Capital Trust IV, 4.375%	119,424

	Electric Utilities — 0.2%
6,475	AES Trust III, 6.750%	292,589

	Machinery — 0.1%
2,550	United Rentals Trust I, 6.500%	76,819

	Oil, Gas & Consumable Fuels — 0.2%
9,500	El Paso Energy Capital Trust I, 4.750%	355,063

	Semiconductors & Semiconductor Equipment — 0.5%
799	Lucent Technologies Capital Trust I, 7.750%	636,004

	Total Convertible Preferred Stocks (Identified Cost $2,195,580)	2,583,101

Non-Convertible Preferred Stocks — 0.2%
	Banking — 0.2%
274	GMAC, Inc., Series G, 144A, 7.000%	208,857

	Thrifts & Mortgage Finance — 0.0%
300	Federal Home Loan Mortgage Corp., 5.000%(i)(j)	465
7,900	Federal Home Loan Mortgage Corp., 5.570%(i)(j)	6,715
2,850	Federal Home Loan Mortgage Corp., 5.660%(i)(j)	2,391
1,000	Federal Home Loan Mortgage Corp., 5.700%(i)(j)	1,740
1,800	Federal Home Loan Mortgage Corp., 5.790%(i)(j)	2,916
650	Federal Home Loan Mortgage Corp., 5.810%(i)(j)	1,059
1,400	Federal Home Loan Mortgage Corp., 5.900%(i)(j)	1,259
350	Federal Home Loan Mortgage Corp., 6.000%(i)(j)	648
600	Federal Home Loan Mortgage Corp., 6.420%(i)(j)	1,146
1,350	Federal Home Loan Mortgage Corp., 6.550%(i)(j)	1,336
7,400	Federal Home Loan Mortgage Corp., (fixed rate to 12/31/2012, variable rate thereafter), 8.375%(i)(j)	9,398
1,200	Federal National Mortgage Association, 4.750%(i)(j)	1,620
200	Federal National Mortgage Association, 5.125%(i)(j)	302
400	Federal National Mortgage Association, 5.375%(i)(j)	684
350	Federal National Mortgage Association, 5.810%(i)(j)	595
550	Federal National Mortgage Association, 6.750%(i)(j)	512

Shares	Description	Value (†)

10,250	Federal National Mortgage Association, (fixed rate to 12/13/2010, variable rate thereafter), 8.250%(i)(j)	$13,017

		45,803

	Total Non-Convertible Preferred Stocks (Identified Cost $634,132)	254,660

	Total Preferred Stocks (Identified Cost $2,829,712)	2,837,761

Common Stocks — 0.8%
	Biotechnology — 0.2%
8,147	Vertex Pharmaceuticals, Inc.(i)	332,968

	Chemicals — 0.0%
1,087	Ashland, Inc.	57,361

	Household Durables — 0.0%
1,775	KB Home	29,731

	Media — 0.1%
3,338	Dex One Corp.(i)	93,197

	Oil, Gas & Consumable Fuels — 0.3%
35,176	El Paso Corp.	381,308

	Pharmaceuticals — 0.2%
6,875	Merck & Co., Inc.	256,781

	Thrifts & Mortgage Finance — 0.0%
5,500	Federal Home Loan Mortgage Corp.(i)(j)	6,985

	Total Common Stocks (Identified Cost $1,642,171)	1,158,331

Closed-End Investment Companies — 0.0%
2,535	Morgan Stanley Emerging Markets Debt Fund, Inc.	26,466
2,175	Western Asset High Income Opportunity Fund, Inc.	13,833

	Total Closed-End Investment Companies (Identified Cost $34,947)	40,299

Principal Amount (‡)
Short-Term Investments — 10.3%
$13,307	Repurchase Agreement with State Street Corporation, dated 3/31/2010 at 0.000% to be repurchased at $13,307 on 4/01/2010, collateralized by $15,000 U.S. Treasury Bill, due 7/08/2010 valued at $14,994 including accrued interest (Note 2 of Notes to Financial Statements)	13,307
14,311,357	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2010 at 0.000% to be repurchased at $14,311,357 on 4/01/2010, collateralized by $14,600,000 Federal Home Loan Mortgage Corp., 2.125% due 6/18/2013 valued at $14,600,000 including accrued interest (Note 2 of Notes to Financial Statements)	14,311,357

	Total Short-Term Investments (Identified Cost $14,324,664)	14,324,664

	Total Investments — 98.7% (Identified Cost $122,029,258)(a)	136,677,484
	Other assets less liabilities—1.3%	1,861,578

	Net Assets — 100.0%	$138,539,062

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

At March 31, 2010, the net unrealized appreciation on investments based on a cost of $122,051,259 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$18,094,699
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,468,474)

	Net unrealized appreciation	$14,626,225

(b)	Variable rate security. Rate as of March 31, 2010 is disclosed.
(c)	Illiquid security. At March 31, 2010, the value of these securities amounted to $1,884,056 or 1.4% of net assets.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(f)	Issuer has filed for bankruptcy.
(g)	Variable rate security. Rate shown represents the weighted average rate at March 31, 2010.
(h)	All or a portion of interest payment is paid-in-kind.
(i)	Non-income producing security.
(j)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
(k)	The issuer has made partial payments with respect to interest and/or principal. Income is not being accrued.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the value of these securities amounted to $10,613,964 or 7.7% of net assets.

ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
SGD	Singapore Dollar
UYU	Uruguayan Peso

Industry Summary at March 31, 2010 (Unaudited)

Wirelines	10.3%
Technology	8.9
Independent Energy	6.9
Healthcare	5.3
Wireless	4.6
Sovereigns	4.6
Automotive	4.0
Pharmaceuticals	3.7
Home Construction	3.6
Electric	3.1
Retailers	2.2
Supranational	2.1
Non-Captive Diversified	2.1
Pipelines	2.0
Other Investments, less than 2% each	25.0
Short-Term Investments	10.3

Total Investments	98.7
Other assets less liabilities	1.3

Net Assets	100.0%

See accompanying notes to financial statements.

LOOMIS SAYLES INTERNATIONAL BOND FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 96.4% of Net Assets
Non-Convertible Bonds — 95.7%
	Australia — 3.1%
200,000	Australia & New Zealand Banking Group Ltd., EMTN, 2.625%, 11/16/2012, (EUR)	$273,070
200,000	National Australia Bank Ltd., EMTN, 3.500%, 1/23/2015, (EUR)	275,928
505,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010, (AUD)	471,500

		1,020,498

	Belgium — 3.7%
100,000	Anheuser-Busch InBev NV, EMTN, 6.500%, 6/23/2017, (GBP)	169,462
720,000	Kingdom of Belgium, Series 50, 4.000%, 3/28/2013, (EUR)	1,042,690

		1,212,152

	Brazil — 1.1%
190,279(††)	Brazil Notas do Tesouro Nacional, Series B, 6.000%, 5/15/2015, (BRL)	105,488
100,000	NET Servicos de Comunicacao SA, 144A, 7.500%, 1/27/2020	105,500
250,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	141,986

		352,974

	Canada — 6.3%
225,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	222,147
170,000	Canadian Government, 2.000%, 9/01/2012, (CAD)	167,251
805,000	Canadian Government, 4.500%, 6/01/2015, (CAD)(b)	853,293
165,000	Corus Entertainment, Inc., 144A, 7.250%, 2/10/2017, (CAD)	165,429
200,000	Province of Ontario, EMTN, 4.000%, 12/03/2019, (EUR)	278,011
150,000	Province of Quebec Canada, EMTN, 3.375%, 6/20/2016, (EUR)	205,909
200,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	202,713

		2,094,753

	Cayman Islands — 1.7%
60,000	DASA Finance Corp., 144A, 8.750%, 5/29/2018	64,200
100,000	Fibria Overseas Finance Ltd., 144A, 9.250%, 10/30/2019	114,000
200,000	Hutchison Whampoa Finance Ltd., 4.625%, 9/21/2016, (EUR)	278,210
100,000	Odebrecht Finance Ltd., 144A, 7.000%, 4/21/2020	104,125

		560,535

	Denmark — 1.9%
3,250,000	Denmark Government Bond, 4.000%, 11/15/2015, (DKK)	631,571

	France — 6.3%
100,000	Cie Financiere et Industrielle des Autoroutes, 5.250%, 4/30/2018, (EUR)	147,848

Principal Amount (‡)	Description	Value (†)

	France — continued
375,000	Government of France, 4.000%, 4/25/2013, (EUR)	$544,126
305,000	Government of France, 4.250%, 10/25/2017, (EUR)	447,283
315,000	Government of France, 5.000%, 10/25/2016, (EUR)	482,274
140,000	Lafarge SA, EMTN, 4.750%, 3/23/2020, (EUR)	181,282
50,000	Lafarge SA, EMTN, 5.375%, 6/26/2017, (EUR)	68,857
70,000	Veolia Environnement, EMTN, 6.125%, 11/25/2033, (EUR)	107,226
100,000	Wendel, 4.875%, 5/26/2016, (EUR)	119,546

		2,098,442

	Germany — 19.3%
100,000	Bertelsmann AG, EMTN, 3.625%, 10/06/2015, (EUR)	132,785
185,000	Kreditanstalt fuer Wiederaufbau, 2.500%, 10/11/2010, (EUR)	252,290
110,000	Landesbank Baden-Wuerttemberg, 3.750%, 2/12/2014, (EUR)	157,451
105,000	Muenchener Hypothekenbank eG, 5.000%, 1/16/2012, (EUR)	150,872
735,000	Republic of Germany, 3.250%, 1/04/2020, (EUR)	1,005,366
315,000	Republic of Germany, 3.750%, 7/04/2013, (EUR)	455,730
1,005,000	Republic of Germany, 3.750%, 1/04/2017, (EUR)(b)	1,451,757
395,000	Republic of Germany, 4.000%, 4/13/2012, (EUR)	565,870
285,000	Republic of Germany, 4.000%, 1/04/2037, (EUR)	393,673
490,000	Republic of Germany, 4.250%, 7/04/2017, (EUR)	727,795
380,000	Republic of Germany, 4.500%, 1/04/2013, (EUR)	557,448
295,000	Republic of Germany, 6.500%, 7/04/2027, (EUR)	539,335

		6,390,372

	India — 0.6%
100,000	Canara Bank Ltd., (fixed rate to 11/28/2016, variable rate thereafter), 6.365%, 11/28/2021	99,542
100,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 144A, 6.375%, 4/30/2022	94,153

		193,695

	Indonesia — 0.3%
100,000	Adaro Indonesia PT, 144A, 7.625%, 10/22/2019	103,880

	Ireland — 0.8%
30,000,000	Depfa ACS Bank, Series 686, EMTN, 1.650%, 12/20/2016, (JPY)	272,960

See accompanying notes to financial statements.

LOOMIS SAYLES INTERNATIONAL BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Italy — 1.1%
100,000	Atlantia SpA, Series 5, EMTN, 5.625%, 5/06/2016, (EUR)	$149,223
150,000	Finmeccanica SpA, EMTN, 4.875%, 3/24/2025, (EUR)	203,361

		352,584

	Japan — 13.6%
83,000,000	Japan Finance Organization for Municipal Enterprises, 1.350%, 11/26/2013, (JPY)	917,386
123,000,000	Japan Government, 0.700%, 6/20/2014, (JPY)	1,328,886
160,000,000	Japan Government, 1.300%, 3/20/2019, (JPY)	1,722,150
35,000,000	Japan Government, 1.400%, 6/20/2011, (JPY)	379,997
160,000	Nomura Holdings, Inc., 6.700%, 3/04/2020	166,050

		4,514,469

	Jersey — 0.2%
50,000	WPP PLC, 6.000%, 4/04/2017, (GBP)	79,535

	Luxembourg — 0.8%
150,000	Enel Finance International SA, EMTN, 5.625%, 8/14/2024, (GBP)	227,971
25,000	Telecom Italia Finance SA, EMTN, 7.750%, 1/24/2033, (EUR)	39,915

		267,886

	Mexico — 2.7%
160,000	Axtel SAB de CV, 144A, 9.000%, 9/22/2019	163,200
85,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	86,275
10,000(†††)	Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015, (MXN)	84,465
41,000(†††)	Mexican Fixed Rate Bonds, Series M-10, 8.500%, 12/13/2018, (MXN)	352,009
10,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	81,003
100,000	Mexichem SAB de CV, 144A, 8.750%, 11/06/2019	108,500

		875,452

	Netherlands — 1.7%
150,000	Kingdom of Netherlands, 5.000%, 7/15/2011, (EUR)	213,586
100,000	Majapahit Holding BV, 144A, 7.750%, 1/20/2020	108,500
150,000	RWE Finance BV, EMTN, 5.500%, 7/06/2022, (GBP)	232,913

		554,999

	Norway — 2.9%
275,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	48,455
2,625,000	Norwegian Government, 5.000%, 5/15/2015, (NOK)	479,592
2,075,000	Norwegian Government, 6.000%, 5/16/2011, (NOK)	363,237

Principal Amount (‡)	Description	Value (†)

	Norway — continued
310,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	$57,972

		949,256

	Poland — 0.2%
80,000	Poland Government International Bond, 3.000%, 9/23/2014, (CHF)	77,883

	Russia — 0.3%
100,000	Lithuania Government International Bond, 144A, 7.375%, 2/11/2020	109,455

	Singapore — 2.1%
130,000	Republic of Singapore, 1.625%, 4/01/2013, (SGD)	95,137
810,000	Republic of Singapore, 2.250%, 7/01/2013, (SGD)	603,938

		699,075

	South Africa — 0.5%
150,000	Edcon Proprietary Ltd., 144A, 3.900%, 6/15/2014, (EUR)(c)	154,481

	Supranational — 4.9%
40,000,000	Asian Development Bank, EMTN, 2.350%, 6/21/2027, (JPY)	442,542
25,000,000	European Investment Bank, 1.250%, 9/20/2012, (JPY)	273,536
44,000,000	European Investment Bank, 1.400%, 6/20/2017, (JPY)	482,503
921,000,000	European Investment Bank, EMTN, 144A, Zero Coupon, 4/24/2013, (IDR)	82,672
30,000,000	Nordic Investment Bank, Series C, GMTN, 1.700%, 4/27/2017, (JPY)	336,075

		1,617,328

	Sweden — 4.8%
2,700,000	Sweden Government Bond, 4.500%, 8/12/2015, (SEK)	411,181
5,100,000	Sweden Government Bond, 5.500%, 10/08/2012, (SEK)	774,429
100,000	Telefonaktiebolaget LM Ericsson, EMTN, 5.375%, 6/27/2017, (EUR)	144,444
200,000	Volvo Treasury AB, Series 225, EMTN, 5.000%, 5/31/2017, (EUR)	266,635

		1,596,689

	Switzerland — 0.4%
100,000	Credit Suisse London, EMTN, 5.125%, 9/18/2017, (EUR)	146,473

	United Arab Emirates — 0.3%
100,000	DP World Ltd., 144A, 6.850%, 7/02/2037	85,871

	United Kingdom — 6.1%
50,000	BAT International Finance PLC, EMTN, 5.375%, 6/29/2017, (EUR)	74,381
100,000	British Sky Broadcasting Group PLC, EMTN, 6.000%, 5/21/2027, (GBP)	155,189
50,000	BSKYB Finance UK PLC, 5.750%, 10/20/2017, (GBP)	80,561
25,000	National Grid PLC, EMTN, 4.375%, 3/10/2020, (EUR)	34,336

See accompanying notes to financial statements.

LOOMIS SAYLES INTERNATIONAL BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	United Kingdom — continued
75,000	National Grid PLC, EMTN, 5.000%, 7/02/2018, (EUR)	$109,002
100,000	Rexam PLC, EMTN, 4.375%, 3/15/2013, (EUR)	139,292
50,000	Standard Chartered Bank, Series 17, EMTN, 5.875%, 9/26/2017, (EUR)	73,128
155,000	United Kingdom Treasury, 4.000%, 9/07/2016, (GBP)	246,413
105,000	United Kingdom Treasury, 4.750%, 3/07/2020, (GBP)	169,177
285,000	United Kingdom Treasury, 5.000%, 3/07/2025, (GBP)	462,718
105,000	United Kingdom Treasury, 5.250%, 6/07/2012, (GBP)	172,715
100,000	Virgin Media Secured Finance PLC, 144A, 7.000%, 1/15/2018, (GBP)	154,975
100,000	Vodafone Group PLC, Series 25, EMTN, 5.375%, 6/06/2022, (EUR)	145,292

		2,017,179

	United States — 8.0%
80,000	Ahold Finance USA, Inc., EMTN, 6.500%, 3/14/2017, (GBP)	132,251
50,000	Alcoa, Inc., 6.750%, 1/15/2028	46,251
100,000	BA Credit Card Trust, Series 04A1, 4.500%, 6/17/2016, (EUR)	139,529
165,000	Ball Corp., 6.750%, 9/15/2020	167,888
50,000	Cargill, Inc., EMTN, 5.375%, 3/02/2037, (GBP)	67,807
100,000	Citibank Credit Card Issuance Trust, Series 2001-A4, Class A4, 5.375%, 4/10/2013, (EUR)	137,972
15,000,000	Citigroup, Inc., 2.400%, 10/31/2025, (JPY)	125,785
100,000	Goldman Sachs Group, Inc. (The), 6.875%, 1/18/2038, (GBP)	161,040
55,000	HCA, Inc., 5.750%, 3/15/2014	51,906
45,000	HCA, Inc., 8.360%, 4/15/2024	42,638
200,000	HSBC Finance Corp., EMTN, 4.500%, 6/14/2016, (EUR)	280,362
70,000	IPALCO Enterprises, Inc., 144A, 7.250%, 4/01/2016	72,625
955,000,000	JPMorgan Chase Bank NA, EMTN, 144A, Zero Coupon, 10/17/2011, (IDR)	95,064
150,000	Kraft Foods, Inc., 6.250%, 3/20/2015, (EUR)	229,057
100,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	128,601
95,000	Morgan Stanley, 5.375%, 11/14/2013, (GBP)	152,236
75,000	Motorola, Inc., 6.625%, 11/15/2037	70,388
50,000	Owens Brockway Glass Container, Inc., 6.750%, 12/01/2014, (EUR)	68,883
100,000	SLM Corp., Series 7, EMTN, 4.750%, 3/17/2014, (EUR)	125,273

Principal Amount (‡)	Description	Value (†)

	United States — continued
$70,000	SLM Corp., Series A, MTN, 4.500%, 7/26/2010	$70,322
84,000	Sprint Capital Corp., 8.375%, 3/15/2012	87,360
100,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	133,235
50,000	Wells Fargo & Co., 4.625%, 11/02/2035, (GBP)	66,899

		2,653,372

	Total Non-Convertible Bonds (Identified Cost $31,968,799)	31,683,819

Convertible Bonds — 0.7%
	United States — 0.7%
190,000	Advanced Micro Devices, Inc., 6.000%, 5/01/2015	182,162
50,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(d)	44,750

	Total Convertible Bonds (Identified Cost $214,779)	226,912

	Total Bonds and Notes (Identified Cost $32,183,578)	31,910,731

Short-Term Investments — 1.2%
391,292	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2010 at 0.000% to be repurchased at $391,292 on 4/01/2010, collateralized by $400,000 Federal Home Loan Mortgage Corp., 2.000% due 3/29/2013 valued at $400,500 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $391,292)	391,292

	Total Investments — 97.6% (Identified Cost $32,574,870)(a)	32,302,023
	Other assets less liabilities—2.4%	808,300

	Net Assets — 100.0%	$33,110,323

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Security held in units. One unit represents a principal amount of 1,000. Amount shown represents principal amount including inflation adjustments.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
	At March 31, 2010, the net unrealized depreciation on investments based on a cost of $32,657,582 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$712,182
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,067,741)

	Net unrealized depreciation	$(355,559)

(b)	All or a portion of this security is held as collateral for open forward foreign currency contracts.
(c)	Variable rate security. Rate as of March 31, 2010 is disclosed.

See accompanying notes to financial statements.

LOOMIS SAYLES INTERNATIONAL BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

(d)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the value of these securities amounted to $1,886,630 or 5.7% of net assets.

EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar

At March 31, 2010, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	11/16/2010	Chinese Renminbi	2,350,000	$345,444	$(10,122)
Buy[2]	6/16/2010	Euro	507,000	684,810	(3,645)
Sell[2]	6/16/2010	Euro	383,000	517,322	10,084
Buy[3]	9/23/2010	Indian Rupee	15,000,000	329,165	1,940
Buy[4]	6/16/2010	Japanese Yen	100,300,000	1,073,258	(35,770)
Buy[4]	9/22/2010	Malaysian Ringgit	1,100,000	334,022	2,596
Buy[3]	6/14/2010	South Korean Won	355,000,000	312,930	938
Buy[5]	6/14/2010	South Korean Won	720,000,000	634,675	1,819
Buy[2]	6/14/2010	South Korean Won	770,000,000	678,749	1,945

Total					$(30,215)

1 Counterparty is Morgan Stanley.

2 Counterparty is Credit Suisse.

3 Counterparty is UBS.

4 Counterparty is JPMorgan Chase.

5 Counterparty is Barclays Bank PLC.

Industry Summary at March 31, 2010 (Unaudited)

Treasuries	52.5%
Banking	7.4
Supranational	4.9
Sovereigns	4.3
Government Guaranteed	3.5
Media Cable	2.1
Other Investments, less than 2% each	21.7
Short-Term Investments	1.2

Total Investments	97.6
Other assets less liabilities (including open forward foreign currency contracts)	2.4

Net Assets	100.0%

Currency Exposure at March 31, 2010 as a Percentage of Net Assets (Unaudited)

Euro	42.2%
Japanese Yen	19.0
United States Dollar	8.3
British Pound	8.3
Canadian Dollar	4.9
Swedish Krona	3.6
Norwegian Krone	2.9
Singapore Dollar	2.1
Other, less than 2% each	6.3

Total Investments	97.6
Other assets less liabilities (including open forward foreign currency contracts)	2.4

Net Assets	100.0%

See accompanying notes to financial statements.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND —

PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2010 (Unaudited)

Principal Amount	Description	Value (†)

Bonds and Notes — 96.2% of Net Assets
	ABS Car Loan — 3.1%
$1,593,178	ARI Fleet Lease Trust, Series 2010-A, Class A, 144A, 1.680%, 8/15/2018(b)	$1,593,165
510,746	Merrill Auto Trust Securitization, Series 2008-1, Class 3A3, 5.500%, 3/15/2012	523,605
3,245,000	Navistar Financial Dealer Note Master Trust, Series 2010-1, Class A, 144A, 1.896%, 1/26/2015(b)	3,244,992
1,810,000	Nissan Master Owner Trust Receivables, Series 2010-AA, Class A, 144A, 1.380%, 1/15/2015(b)	1,815,022
363,635	USAA Auto Owner Trust, Series 2008-3, Class A3, 4.280%, 10/15/2012	372,055

		7,548,839

	ABS Credit Card — 1.0%
985,000	American Express Credit Account Master, Series 2004-2 Class A, 0.400%, 12/15/2016(b)	978,125
1,500,000	Citibank Credit Card Issuance Trust, Series 2006-A8, Class A8, 0.291%, 12/17/2018(b)	1,444,662

		2,422,787

	ABS Home Equity — 0.8%
836,884	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	674,539
597,632	Residential Funding Mortgage Securities II, Series 2002-HI5, Class A7, 5.700%, 1/25/2028	557,682
660,000	Residential Funding Mortgage Securities II, Series 2005-HI3, Class A4, 5.490%, 9/25/2035	618,078

		1,850,299

	Collateralized Mortgage Obligations — 0.3%
668,548	Federal Home Loan Mortgage Corp., Series 2901, Class UA, 5.000%, 1/15/2030	704,916
60,821	Federal Home Loan Mortgage Corp., Series 3145, Class KA, 5.000%, 8/15/2024	62,320

		767,236

	Commercial Mortgage-Backed Securities — 12.8%
1,500,000	Banc of America Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	1,424,132
2,000,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	1,926,976
360,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.431%, 10/15/2049	361,606
1,400,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.298%, 12/10/2049(b)	1,410,743
2,200,500	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	2,130,094
1,400,000	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.960%, 6/10/2046(b)	1,445,197
2,670,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C3, Class A3, 6.019%, 6/15/2038(b)	2,694,935

Principal Amount	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$825,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	$736,672
1,610,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.912%, 6/15/2039(b)	1,450,278
2,000,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.998%, 9/15/2039(b)	1,819,108
3,000,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	2,688,325
1,500,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 6.085%, 7/10/2038(b)	1,529,124
1,860,000	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4, 5.553%, 4/10/2038	1,869,359
1,140,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	1,128,582
1,685,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	1,646,910
3,014,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	2,763,231
1,720,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	1,577,412
815,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4, 5.418%, 1/15/2045	826,160
1,410,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/2048	1,386,561

		30,815,405

	Government Guaranteed — 12.0%
7,000,000	Citigroup Funding, Inc., 0.301%, 7/12/2012 (FDIC insured)(b)	7,006,755
3,000,000	Citigroup Funding, Inc., Series D, MTN, 0.579%, 4/30/2012 (FDIC insured)(b)	3,020,829
9,240,000	General Electric Capital Corp., 0.271%, 12/21/2012 (FDIC insured)(b)	9,239,982
1,400,000	General Electric Capital Corp., Series G, MTN, 2.625%, 12/28/2012 (FDIC insured)	1,437,671
4,175,000	GMAC, Inc., 1.750%, 10/30/2012 (FDIC insured)	4,199,152
2,340,000	US Central Federal Credit Union, 1.900%, 10/19/2012 (FDIC insured)	2,361,563
1,800,000	West Corp. Federal Credit Union, 1.750%, 11/02/2012 (FDIC insured)	1,805,190

		29,071,142

	Government Owned - No Guarantee — 9.9%
7,600,000	Federal Home Loan Mortgage Corp., 1.125%, 12/15/2011	7,617,358
6,000,000	Federal Home Loan Mortgage Corp., 2.125%, 3/23/2012	6,108,468
1,600,000	Federal Home Loan Mortgage Corp., 4.125%, 10/18/2010	1,631,858

See accompanying notes to financial statements.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND —

PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount	Description	Value (†)

	Government Owned - No Guarantee — continued
$5,000,000	Federal National Mortgage Association, 1.750%, 3/23/2011	$5,056,955
3,420,000	Federal National Mortgage Association, 2.000%, 1/09/2012	3,473,687

		23,888,326

	Government Sponsored — 6.9%
6,800,000	Federal Home Loan Bank, 1.125%, 6/03/2011	6,835,435
5,000,000	Federal Home Loan Bank, 1.625%, 7/27/2011	5,055,415
3,000,000	Federal Home Loan Bank, 3.375%, 10/20/2010	3,047,646
1,700,000	Federal Home Loan Bank, 3.625%, 9/16/2011	1,770,783

		16,709,279

	Hybrid ARMs — 0.9%
1,969,436	FNMA, 6.015%, 2/01/2037(b)	2,078,204

	Mortgage Related — 23.2%
5,100,000	Federal Home Loan Mortgage Corp., 0.149%, 2/02/2012(b)	5,090,029
645,878	FHLMC, 4.500%, 5/01/2034	652,519
2,963,251	FHLMC, 5.500%, 10/01/2023	3,174,597
3,858,501	FHLMC 6.000%, with various maturities from 2019 to 2021(c)	4,172,282
5,774,100	FHLMC 6.500%, with various maturities from 2014 to 2034(c)	6,310,083
154,250	FHLMC, 7.000%, 2/01/2016	167,519
15,148	FHLMC 7.500%, with various maturities from 2012 to 2026(c)	16,303
10,825	FHLMC, 8.000%, 9/01/2015	11,862
4,266	FHLMC, 10.000%, 7/01/2019	4,804
121,881	FHLMC 11.500%, with various maturities from 2015 to 2020(c)	130,731
8,741,027	FNMA 4.000%, with various maturities from 2018 to 2019(c)	9,062,645
759,312	FNMA, 4.500%, 9/01/2019	798,234
1,519,352	FNMA 5.500%, with various maturities from 2017 to 2033(c)	1,619,942
16,808,078	FNMA 6.000%, with various maturities from 2017 to 2022(c)	18,167,284
4,695,111	FNMA 6.500%, with various maturities from 2017 to 2037(c)	5,117,303
183,910	FNMA, 7.000%, 12/01/2022	201,701
356,482	FNMA 7.500%, with various maturities from 2015 to 2032(c)	400,611
53,335	FNMA 8.000%, with various maturities from 2015 to 2016(c)	58,473
85,808	GNMA, 6.000%, 12/15/2031	93,081

Principal Amount	Description	Value (†)

	Mortgage Related — continued
$298,722	GNMA, 6.500%, 5/15/2031	$328,596
285,946	GNMA, 7.000%, 10/15/2028	320,886
2,151	GNMA, 12.500%, 6/15/2014	2,439
32,519	GNMA 16.000%, with various maturities from 2011 to 2012(c)	35,778
9,927	GNMA 17.000%, with various maturities in 2011(c)	10,706

		55,948,408

	Treasuries — 25.3%
15,100,000	U.S. Treasury Note, 0.875%, 5/31/2011	15,164,885
24,625,000	U.S. Treasury Note, 1.000%, 9/30/2011	24,724,066
4,800,000	U.S. Treasury Note, 1.000%, 3/31/2012	4,797,744
3,415,000	U.S. Treasury Note, 1.500%, 10/31/2010	3,438,744
4,785,000	U.S. Treasury Note, 2.375%, 2/28/2015	4,752,127
8,050,000	U.S. Treasury Note, 2.625%, 7/31/2014	8,160,060

		61,037,626

	Total Bonds and Notes (Identified Cost $224,625,739)	232,137,551

Short-Term Investments — 5.1%
4,000,000	Federal Home Loan Mortgage Corp. Discount Note, 0.135%, 5/03/2010(d)	3,999,716
8,283,850	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2010 at 0.000% to be repurchased at $8,283,850 on 4/01/2010, collateralized by $8,420,000 Federal National Mortgage Association, 3.000% due 1/29/2015 valued at $8,451,575 including accrued interest (Note 2 of Notes to Financial Statements)	8,283,850

	Total Short-Term Investments (Identified Cost $12,283,370)	12,283,566

	Total Investments — 101.3% (Identified Cost $236,909,109)(a)	244,421,117
	Other assets less liabilities—(1.3)%	(3,146,090)

	Net Assets — 100.0%	$241,275,027

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
	At March 31, 2010, the net unrealized appreciation on investments based on a cost of $237,040,343 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$7,830,294
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(449,520)

	Net unrealized appreciation	$7,380,774

See accompanying notes to financial statements.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND —  PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

(b)	Variable rate security. Rate as of March 31, 2010 is disclosed.
(c)	The Fund’s investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the total value of these securities amounted to $6,653,179 or 2.8% of net assets.

ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FDIC	Federal Deposit Insurance Corporation
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MTN	Medium Term Note

Industry Summary at March 31, 2010 (Unaudited)

Treasuries	25.3%
Mortgage Related	23.2
Commercial Mortgage-Backed Securities	12.8
Government Guaranteed	12.0
Government Owned—No Guarantee	9.9
Government Sponsored	6.9
ABS Car Loan	3.1
Other Investments, less than 2% each	3.0
Short-Term Investments	5.1

Total Investments	101.3
Other assets less liabilities	(1.3)

Net Assets	100.0%

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 91.4% of Net Assets
Non-Convertible Bonds — 82.4%
	ABS Car Loan — 0.1%
$11,305,000	Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A, 144A, 0.380%, 8/20/2013(b)	$10,659,962

	ABS Credit Card — 0.6%
80,700,000	Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6, 6.300%, 6/20/2014	85,382,359

	Aerospace & Defense — 0.1%
1,380,000	Bombardier, Inc., 144A, 6.300%, 5/01/2014	1,431,750
870,000	Bombardier, Inc., 7.350%, 12/22/2026, (CAD)	837,955
11,800,000	Bombardier, Inc., 144A, 7.450%, 5/01/2034	10,856,000

		13,125,705

	Airlines — 1.9%
3,222,650	American Airlines Pass Through Trust, Series 2009-1A, 10.375%, 7/02/2019	3,730,218
432,651	American Airlines Pass Through Trust, Series 93A6, 8.040%, 9/16/2011	411,019
145,287	Continental Airlines Pass Through Trust, Series 1996-1, Class A, 6.940%, 4/15/2015	148,920
7,169,663	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	7,080,043
3,339,995	Continental Airlines Pass Through Trust, Series 1997-4, Class 4B, 6.900%, 7/02/2018	3,223,095
3,046,379	Continental Airlines Pass Through Trust, Series 1998-1, Class B, 6.748%, 9/15/2018	2,939,755
5,801,291	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	5,409,704
5,029,719	Continental Airlines Pass Through Trust, Series 1999-2, Class B, 7.566%, 9/15/2021	4,778,233
1,542,353	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	1,565,488
1,535,749	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	1,535,749
7,707,691	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	7,322,307
2,067,163	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	1,922,462
2,760,159	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	2,608,350
11,915,000	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	11,706,487

Principal Amount (‡)	Description	Value (†)

	Airlines — continued
$19,647,000	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 4/19/2022	$17,878,770
19,595,724	Continental Airlines Pass Through Trust, Series 2009-1, Class A, 9.000%, 7/08/2016	21,163,382
17,425,000	Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.250%, 11/10/2019	18,644,750
3,145,000	Delta Air Lines, Inc., 144A, 9.500%, 9/15/2014	3,306,181
2,450,000	Delta Air Lines, Inc., Series 2001-1, Class A-2, 7.111%, 3/18/2013	2,560,250
1,526,968	Delta Air Lines, Inc., Series 2007-1, Class A, 6.821%, 2/10/2024	1,526,968
8,464,020	Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 2/10/2024	7,786,898
27,413,153	Delta Air Lines, Inc., Series 2007-1, Class C, 8.954%, 8/10/2014	25,652,954
7,500,000	Delta Air Lines, Inc., Series B, 9.750%, 12/17/2016	7,725,000
2,201,154	Northwest Airlines, Inc., Series 2002-1, Class G2, (MBIA insured), 6.264%, 5/20/2023	2,091,096
24,085,629	Northwest Airlines, Inc., Series 2007-1, Class B, 8.028%, 11/01/2017	22,032,811
1,500,000	Qantas Airways Ltd., 144A, 5.125%, 6/20/2013	1,531,428
32,710,000	Qantas Airways Ltd., 144A, 6.050%, 4/15/2016	33,800,748
17,870,524	UAL Pass through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	16,530,234
11,325,000	UAL Pass through Trust, Series 2009-1, 10.400%, 5/01/2018	12,174,375

		248,787,675

	Automotive — 3.0%
265,000	ArvinMeritor, Inc., 8.125%, 9/15/2015	255,725
1,853,000	Cummins, Inc., 6.750%, 2/15/2027	1,768,639
2,145,000	Cummins, Inc., 7.125%, 3/01/2028	2,120,253
3,100,000	FCE Bank PLC, EMTN, 4.625%, 10/25/2010, (NOK)	511,172
6,500,000	FCE Bank PLC, EMTN, 7.125%, 1/16/2012, (EUR)	8,976,761
4,500,000	FCE Bank PLC, EMTN, 7.125%, 1/15/2013, (EUR)	6,229,875
5,700,000	FCE Bank PLC, EMTN, 7.875%, 2/15/2011, (GBP)	8,833,119
18,566,000	Ford Motor Co., 6.375%, 2/01/2029	15,084,875
1,975,000	Ford Motor Co., 6.500%, 8/01/2018	1,876,250
500,000	Ford Motor Co., 6.625%, 2/15/2028	420,000
73,314,000	Ford Motor Co., 6.625%, 10/01/2028	61,583,760

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Automotive — continued
$1,940,000	Ford Motor Co., 7.125%, 11/15/2025	$1,653,850
88,470,000	Ford Motor Co., 7.450%, 7/16/2031	83,604,150
1,250,000	Ford Motor Co., 7.500%, 8/01/2026	1,109,375
10,685,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	11,056,154
24,235,000	Ford Motor Credit Co. LLC, 7.250%, 10/25/2011	25,056,348
5,940,000	Ford Motor Credit Co. LLC, 7.500%, 8/01/2012	6,150,757
1,030,000	Ford Motor Credit Co. LLC, 7.875%, 6/15/2010	1,039,579
47,810,000	Ford Motor Credit Co. LLC, 8.000%, 6/01/2014	50,332,264
14,595,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	15,377,628
10,625,000	Ford Motor Credit Co. LLC, 8.625%, 11/01/2010	10,882,858
50,000,000	Ford Motor Credit Co. LLC, 8.700%, 10/01/2014	54,215,500
1,645,000	Ford Motor Credit Co. LLC, 9.750%, 9/15/2010	1,684,441
4,977,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	4,292,663
9,635,000	Goodyear Tire & Rubber Co. (The), 10.500%, 5/15/2016	10,405,800
1,300,000	TRW Automotive, Inc., 144A, 7.000%, 3/15/2014	1,280,500
3,100,000	TRW Automotive, Inc., 144A, 7.250%, 3/15/2017	2,991,500
5,300,000	TRW Automotive, Inc., 144A, 8.875%, 12/01/2017	5,492,125

		394,285,921

	Banking — 6.5%
67,925,000	AgriBank FCB, 144A, 9.125%, 7/15/2019(c)	77,275,556
20,565,000	Associates Corp. of North America, 6.950%, 11/01/2018	21,672,343
22,125,000	BAC Capital Trust VI, 5.625%, 3/08/2035	18,268,104
1,675,000	Bank of America Corp., 5.420%, 3/15/2017	1,655,312
4,560,000	Bank of America Corp., 6.000%, 9/01/2017	4,742,519
8,020,000	Bank of America NA, 5.300%, 3/15/2017	7,939,006
56,650,000,000	Barclays Financial LLC, 144A, 4.470%, 12/04/2011, (KRW)	50,164,277
17,310,000,000	Barclays Financial LLC, EMTN, 144A, 4.060%, 9/16/2010, (KRW)	15,328,969
21,340,000,000	Barclays Financial LLC, EMTN, 144A, 4.460%, 9/23/2010, (KRW)	18,933,236
224,520,000,000	BNP Paribas SA, EMTN, 144A, Zero Coupon, 6/13/2011, (IDR)	22,450,766
2,165,000	Capital One Financial Corp., 6.150%, 9/01/2016	2,246,131

Principal Amount (‡)	Description	Value (†)

	Banking — continued
18,650,000	Citibank NA, 144A, 15.000%, 7/02/2010, (BRL)	$10,628,408
47,120,000	Citigroup, Inc., 5.000%, 9/15/2014	47,053,608
985,000	Citigroup, Inc., 5.850%, 12/11/2034	894,390
22,790,000	Citigroup, Inc., 5.875%, 2/22/2033	19,664,260
10,819,000	Citigroup, Inc., 6.000%, 10/31/2033	9,486,294
6,060,000	Citigroup, Inc., 6.125%, 8/25/2036	5,288,180
45,862,000	Citigroup, Inc., 6.375%, 8/12/2014	48,994,512
3,350,000	Citigroup, Inc., EMTN, (fixed rate to 11/30/2012, variable rate thereafter), 3.625%, 11/30/2017, (EUR)	4,167,429
64,000,000	Citigroup, Inc., MTN, 5.500%, 10/15/2014	66,233,984
9,905,000	First Niagara Financial Group, Inc., 6.750%, 3/19/2020	10,009,537
400,000	Goldman Sachs Group, Inc. (The), 6.450%, 5/01/2036	386,772
30,375,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	30,336,849
1,285,000	Goldman Sachs Group, Inc. (The), MTN, 5.375%, 3/15/2020	1,273,115
119,806,078	HSBC Bank USA, 144A, Zero Coupon, 11/28/2011	105,597,077
9,090,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 144A, 6.375%, 4/30/2022	8,558,535
109,312,000,000	JPMorgan Chase & Co., 144A, Zero Coupon, 3/28/2011, (IDR)	11,211,703
229,157,783,660	JPMorgan Chase & Co., 144A, Zero Coupon, 4/12/2012, (IDR)	21,763,631
599,726,100,000	JPMorgan Chase & Co., EMTN, 144A, Zero Coupon, 3/28/2011, (IDR)	61,511,552
92,000,000	JPMorgan Chase Bank, 144A, Zero Coupon, 5/17/2010, (BRL)	50,465,881
76,496,404,750	JPMorgan Chase Bank, EMTN, 144A, Zero Coupon, 10/21/2010, (IDR)	8,104,020
3,010,000	Merrill Lynch & Co., Inc., 5.700%, 5/02/2017	2,991,925
1,400,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	1,288,129
51,500,000	Merrill Lynch & Co., Inc., 10.710%, 3/08/2017, (BRL)	28,235,443
3,450,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	4,436,729
5,410,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	5,830,189
800,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	687,833
1,235,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.400%, 8/28/2017	1,301,599
26,665,000	Morgan Stanley, 4.750%, 4/01/2014	27,227,018
5,050,000	Morgan Stanley, 5.125%, 11/30/2015, (GBP)	7,852,563

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Banking — continued
$7,900,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	$8,425,974
2,900,000	Morgan Stanley, Series F, MTN, 5.550%, 4/27/2017	2,965,943
6,600,000	Morgan Stanley, Series F, MTN, 5.625%, 9/23/2019	6,576,728
5,210,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	5,352,598

		865,478,627

	Brokerage — 0.0%
4,000,000	Jefferies Group, Inc., 8.500%, 7/15/2019	4,437,372

	Building Materials — 1.0%
3,255,000	Masco Corp., 4.800%, 6/15/2015	3,140,255
2,220,000	Masco Corp., 5.850%, 3/15/2017	2,163,716
13,440,000	Masco Corp., 6.125%, 10/03/2016	13,401,924
2,045,000	Masco Corp., 6.500%, 8/15/2032	1,755,213
18,935,000	Owens Corning, Inc., 6.500%, 12/01/2016	20,039,195
35,980,000	Owens Corning, Inc., 7.000%, 12/01/2036	35,252,700
44,212,000	USG Corp., 6.300%, 11/15/2016	39,569,740
14,155,000	USG Corp., 9.500%, 1/15/2018	14,314,244

		129,636,987

	Chemicals — 1.0%
23,584,000	Borden, Inc., 7.875%, 2/15/2023	16,744,640
6,920,000	Borden, Inc., 8.375%, 4/15/2016	5,743,600
8,757,000	Borden, Inc., 9.200%, 3/15/2021	7,049,385
38,140,000	Chevron Phillips Chemical Co. LLC, 144A, 8.250%, 6/15/2019	45,532,180
14,550,000	Hercules, Inc., Subordinated Note, 6.500%, 6/30/2029	11,640,000
24,086,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.750%, 11/15/2014	24,567,720
5,350,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	4,834,239
6,465,000	Mosaic Global Holdings, Inc., 7.300%, 1/15/2028	6,922,974
2,730,000	Mosaic Global Holdings, Inc., 7.375%, 8/01/2018	3,055,580

		126,090,318

	Construction Machinery — 0.9%
48,305,000	Case New Holland, Inc., 144A, 7.750%, 9/01/2013	50,116,437
1,425,000	Joy Global, Inc., 6.625%, 11/15/2036	1,357,013
1,645,000	RSC Equipment Rental, Inc., 9.500%, 12/01/2014	1,628,550

Principal Amount (‡)	Description	Value (†)

	Construction Machinery — continued
$10,790,000	Terex Corp., 8.000%, 11/15/2017	$10,493,275
18,703,000	United Rentals North America, Inc., 7.000%, 2/15/2014	17,300,275
14,955,000	United Rentals North America, Inc., 7.750%, 11/15/2013	14,356,800
26,935,000	United Rentals North America, Inc., 10.875%, 6/15/2016	29,291,813

		124,544,163

	Consumer Cyclical Services — 0.8%
670,000	ServiceMaster Co. (The), 7.100%, 3/01/2018	569,500
4,675,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	3,564,688
101,985,000	Western Union Co. (The), 6.200%, 11/17/2036	103,716,093

		107,850,281

	Consumer Products — 0.1%
9,860,000	Whirlpool Corp., 8.000%, 5/01/2012	10,836,732
5,915,000	Whirlpool Corp., MTN, 8.600%, 5/01/2014	6,864,576

		17,701,308

	Distributors — 0.0%
1,500,000	EQT Corp., 8.125%, 6/01/2019	1,782,058

	Diversified Manufacturing — 0.7%
1,441,000	Textron Financial Corp., 5.400%, 4/28/2013	1,480,600
550,000	Textron Financial Corp., Series E, MTN, 5.125%, 8/15/2014	523,447
9,950,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	13,256,874
5,020,000	Textron, Inc., 5.600%, 12/01/2017	5,056,209
26,000,000	Textron, Inc., 6.200%, 3/15/2015	27,538,290
18,635,000	Textron, Inc., 7.250%, 10/01/2019	20,133,068
16,040,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	22,515,134

		90,503,622

	Electric — 3.4%
4,020,000	AES Corp. (The), 7.750%, 3/01/2014	4,110,450
5,565,000	AES Corp. (The), 8.375%, 3/01/2011, (GBP)(c)	8,613,780
8,582,347	AES Ironwood LLC, 8.857%, 11/30/2025	8,410,700
1,072,018	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	1,096,138
70,811,970	Bruce Mansfield Unit, 6.850%, 6/01/2034(c)	71,834,495
3,710,000	Calpine Corp., 144A, 7.250%, 10/15/2017	3,645,075
3,363,840	CE Generation LLC, 7.416%, 12/15/2018	3,402,046

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Electric — continued
$32,125,000	Cleveland Electric Illuminating Co., 5.950%, 12/15/2036	$30,809,546
11,275,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	8,005,250
1,000,000	Dynegy Holdings, Inc., 7.500%, 6/01/2015	830,000
10,185,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	6,518,400
500,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019	377,500
7,455,000	Dynegy Holdings, Inc., 8.375%, 5/01/2016	6,187,650
1,132,099	Dynegy Roseton/Danskammer Pass Through Trust, Series A, 7.270%, 11/08/2010	1,137,760
95,200,000	Edison Mission Energy, 7.625%, 5/15/2027	60,928,000
250,000	Empresa Nacional de Electricidad SA, (Endesa-Chile), 8.350%, 8/01/2013	285,022
4,875,000	Empresa-Chile Overseas Co., 7.875%, 2/01/2027	5,344,550
5,940,000	Energy Future Holdings Corp., 144A, 10.000%, 1/15/2020	6,229,575
555,000	Enersis SA, Cayman Islands, 7.400%, 12/01/2016	607,861
5,310,000	ITC Holdings Corp., 144A, 6.375%, 9/30/2036	5,315,321
31,735,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027	16,502,200
43,450,000	NiSource Finance Corp., 6.400%, 3/15/2018	46,587,568
2,500,000	NRG Energy, Inc., 7.250%, 2/01/2014	2,518,750
5,000,000	NRG Energy, Inc., 7.375%, 2/01/2016	4,962,500
1,379,875	Quezon Power (Philippines) Ltd., Senior Secured Note, 8.860%, 6/15/2017	1,400,573
25,230,000	RRI Energy, Inc., 7.875%, 6/15/2017	22,643,925
1,050,000	SP PowerAssets Ltd., EMTN, 3.730%, 10/22/2010, (SGD)	761,554
655,000	Texas Competitive Electric Holdings Co. LLC, Series A, 10.250%, 11/01/2015	455,225
7,165,000	Toledo Edison Co., 6.150%, 5/15/2037	7,223,997
50,270,000	TXU Corp., Series P, 5.550%, 11/15/2014	36,697,100
101,735,000	TXU Corp., Series Q, 6.500%, 11/15/2024	52,902,200
6,675,000	TXU Corp., Series R, 6.550%, 11/15/2034	3,437,625
7,300,000	White Pine Hydro LLC, 6.310%, 7/10/2017(c)	7,125,165
10,935,000	White Pine Hydro LLC, 6.960%, 7/10/2037(c)	9,811,757
4,000,000	White Pine Hydro LLC, 7.260%, 7/20/2015(c)	3,416,680

		450,135,938

Principal Amount (‡)	Description	Value (†)

	Entertainment — 0.1%
$12,679,000	Viacom, Inc., 6.875%, 4/30/2036	$13,442,086

	Financial Other — 0.2%
20,000,000	National Life Insurance Co., 144A, 10.500%, 9/15/2039	21,407,820

	Food & Beverage — 0.3%
2,085,000	Aramark Services, Inc., 5.000%, 6/01/2012	2,053,725
23,710,000	Corn Products International, Inc., 6.625%, 4/15/2037	22,527,132
14,120,000	Sara Lee Corp., 6.125%, 11/01/2032	13,873,719
965,000	Smithfield Foods, Inc., 7.750%, 7/01/2017	948,112

		39,402,688

	Government Owned - No Guarantee — 0.3%
26,435,000	Abu Dhabi National Energy Co., 144A, 7.250%, 8/01/2018	28,494,128
13,600,000	DP World Ltd., 144A, 6.850%, 7/02/2037	11,678,497

		40,172,625

	Government Sponsored — 0.4%
66,595,000	Queensland Treasury Corp., 144A, 7.125%, 9/18/2017, (NZD)	49,994,656

	Health Insurance — 0.5%
15,325,000	CIGNA Corp., 6.150%, 11/15/2036	14,939,668
2,000,000	CIGNA Corp., 6.350%, 3/15/2018	2,154,480
50,000,000	WellPoint, Inc., 6.375%, 6/15/2037	51,337,250

		68,431,398

	Healthcare — 3.2%
4,075,000	Boston Scientific Corp., 5.125%, 1/12/2017	3,824,815
2,765,000	Boston Scientific Corp., 5.450%, 6/15/2014	2,784,302
10,230,000	Boston Scientific Corp., 6.000%, 1/15/2020	9,664,189
4,155,000	Boston Scientific Corp., 6.400%, 6/15/2016	4,237,481
16,510,000	Boston Scientific Corp., 7.000%, 11/15/2035	14,852,660
17,785,000	HCA, Inc., 5.750%, 3/15/2014	16,784,594
3,800,000	HCA, Inc., 6.250%, 2/15/2013	3,771,500
17,035,000	HCA, Inc., 6.375%, 1/15/2015	16,183,250
49,350,000	HCA, Inc., 6.500%, 2/15/2016	46,820,812
2,074,000	HCA, Inc., 6.750%, 7/15/2013	2,074,000
14,620,000	HCA, Inc., 7.050%, 12/01/2027	12,500,100
11,104,000	HCA, Inc., 7.190%, 11/15/2015	10,493,280

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Healthcare — continued
$20,392,000	HCA, Inc., 7.500%, 12/15/2023	$18,658,680
18,780,000	HCA, Inc., 7.500%, 11/06/2033	16,338,600
44,258,000	HCA, Inc., 7.690%, 6/15/2025	40,938,650
31,650,000	HCA, Inc., 8.360%, 4/15/2024	29,988,375
15,815,000	HCA, Inc., MTN, 7.580%, 9/15/2025	14,312,575
9,492,000	HCA, Inc., MTN, 7.750%, 7/15/2036	8,352,960
11,370,000	Hospira, Inc., 6.050%, 3/30/2017	12,212,199
92,120,000	Medco Health Solutions, Inc., 7.125%, 3/15/2018	105,027,117
3,260,000	Owens & Minor, Inc., 6.350%, 4/15/2016(c)	3,131,889
31,009,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	25,272,335
1,570,000	Tenet Healthcare Corp., 7.375%, 2/01/2013	1,585,700
4,765,000	Tenet Healthcare Corp., 9.250%, 2/01/2015	4,997,294

		424,807,357

	Home Construction — 1.0%
1,625,000	D.R. Horton, Inc., 6.500%, 4/15/2016	1,629,062
11,265,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	11,433,975
6,290,000	K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016	4,937,650
1,935,000	K. Hovnanian Enterprises, Inc., 7.750%, 5/15/2013	1,673,775
1,235,000	K. Hovnanian Enterprises, Inc., 8.875%, 4/01/2012	1,139,288
4,830,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.250%, 1/15/2015	3,815,700
16,075,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.250%, 1/15/2016	12,377,750
6,040,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.375%, 12/15/2014	4,847,100
2,490,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.500%, 1/15/2014	2,091,600
1,685,000	KB Home, 5.750%, 2/01/2014	1,634,450
8,340,000	KB Home, Guaranteed Note, 5.875%, 1/15/2015	7,902,150
5,805,000	KB Home, Guaranteed Note, 6.250%, 6/15/2015	5,572,800
11,315,000	KB Home, Guaranteed Note, 7.250%, 6/15/2018	10,834,112
2,720,000	Lennar Corp., Series B, 5.125%, 10/01/2010	2,737,000
3,745,000	Pulte Group, Inc., 5.200%, 2/15/2015	3,590,519
46,260,000	Pulte Group, Inc., 6.000%, 2/15/2035	35,851,500

Principal Amount (‡)	Description	Value (†)

	Home Construction — continued
$13,190,000	Pulte Group, Inc., 6.375%, 5/15/2033	$10,552,000
4,245,000	Toll Brothers Financial Corp., 5.150%, 5/15/2015	4,235,992

		126,856,423

	Independent Energy — 1.3%
48,410,000	Anadarko Petroleum Corp., 6.450%, 9/15/2036	49,336,567
4,185,000	Chesapeake Energy Corp., 6.250%, 1/15/2017, (EUR)	5,482,898
14,650,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	14,173,875
22,690,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	22,066,025
15,054,000	Connacher Oil and Gas Ltd., 144A, 10.250%, 12/15/2015	15,317,445
3,000,000	Connacher Oil and Gas Ltd., 144A, 11.750%, 7/15/2014	3,315,000
6,495,000	Hilcorp Energy I LP, 144A, 7.750%, 11/01/2015	6,413,813
1,805,000	Penn Virginia Corp., 10.375%, 6/15/2016	1,958,425
7,175,000	Pioneer Natural Resources Co., 5.875%, 7/15/2016	7,060,702
1,760,000	Pioneer Natural Resources Co., 6.875%, 5/01/2018	1,759,016
4,798,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	4,537,325
2,499,000	Swift Energy Co., 7.125%, 6/01/2017	2,374,050
9,170,000	Talisman Energy, Inc., 5.850%, 2/01/2037	8,790,151
24,260,000	Talisman Energy, Inc., 6.250%, 2/01/2038	24,686,176

		167,271,468

	Industrial Other — 0.1%
545,000	Great Lakes Dredge & Dock Corp., Senior Subordinated Note, 7.750%, 12/15/2013	549,769
20,000,000	Ranhill Labuan Ltd., 144A, 12.500%, 10/26/2011	18,500,000

		19,049,769

	Life Insurance — 0.4%
2,855,000	American International Group, Inc., 4.900%, 6/02/2014, (CAD)	2,586,127
4,815,000	American International Group, Inc., MTN, 5.450%, 5/18/2017	4,429,530
2,185,000	American International Group, Inc., Series G, MTN, 5.600%, 10/18/2016	2,033,733
23,190,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	21,547,360
1,500,000	MetLife, Inc., 6.400%, 12/15/2066	1,342,500
9,620,000	MetLife, Inc., 10.750%, 8/01/2069	12,399,718
6,700,000	Unum Group, 7.125%, 9/30/2016	7,283,141

		51,622,109

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Media Cable — 2.0%
$31,795,000	Comcast Corp., 5.650%, 6/15/2035	$29,436,224
8,810,000	Comcast Corp., 6.500%, 11/15/2035	9,023,872
161,264,000	Comcast Corp., 6.950%, 8/15/2037	174,458,298
400,000	CSC Holdings LLC, 7.875%, 2/15/2018	420,000
2,540,000	CSC Holdings LLC, 144A, 8.500%, 4/15/2014	2,705,100
25,270,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	25,612,855
17,959,000	Time Warner Cable, Inc., 6.750%, 7/01/2018	20,066,686
2,720,000	Virgin Media Finance PLC, 9.125%, 8/15/2016	2,890,000
1,065,573	Virgin Media Finance PLC, 9.750%, 4/15/2014, (GBP)	1,669,558

		266,282,593

	Media Non-Cable — 0.6%
1,140,000	Clear Channel Communications, Inc., 4.400%, 5/15/2011	1,074,450
3,370,000	Clear Channel Communications, Inc., 5.000%, 3/15/2012	2,982,450
4,740,000	Clear Channel Communications, Inc., 6.250%, 3/15/2011	4,585,950
145,000	Clear Channel Communications, Inc., 7.650%, 9/15/2010	144,456
225,000	Intelsat Corp., 6.875%, 1/15/2028	193,500
46,000,000	News America, Inc., 6.150%, 3/01/2037	45,342,246
11,140,000	News America, Inc., 6.200%, 12/15/2034	11,110,824
13,075,000	News America, Inc., 6.400%, 12/15/2035	13,351,563

		78,785,439

	Metals & Mining — 0.5%
10,000,000	Alcoa, Inc., 5.720%, 2/23/2019	9,721,620
3,949,000	Alcoa, Inc., 5.870%, 2/23/2022	3,628,464
1,405,000	Alcoa, Inc., 5.950%, 2/01/2037	1,151,997
4,330,000	Alcoa, Inc., 6.750%, 1/15/2028	4,005,337
9,785,000	Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	9,002,200
1,840,000	Rio Tinto Alcan, Inc., 5.750%, 6/01/2035	1,801,533
1,730,000	Teck Resources Ltd., 10.250%, 5/15/2016	2,058,700
1,000,000	Teck Resources Ltd., 10.750%, 5/15/2019	1,225,000
7,000,000	United States Steel Corp., 6.050%, 6/01/2017	6,737,500
6,779,000	United States Steel Corp., 6.650%, 6/01/2037	5,829,940

Principal Amount (‡)	Description	Value (†)

	Metals & Mining — continued
$16,435,000	United States Steel Corp., 7.000%, 2/01/2018	$16,188,475

		61,350,766

	Non-Captive Consumer — 4.1%
4,900,000	American General Finance Corp., MTN, 5.750%, 9/15/2016	4,199,177
229,690,000	American General Finance Corp., Series J, MTN, 6.900%, 12/15/2017	201,187,538
37,749,000	Residential Capital LLC, 9.625%, 5/15/2015	37,182,765
995,000	SLM Corp., 6.000%, 5/10/2012, (AUD)	829,015
109,950(††)	SLM Corp., 6.000%, 12/15/2043	1,956,835
20,590,000	SLM Corp., MTN, 5.050%, 11/14/2014	19,053,677
3,695,000	SLM Corp., MTN, 5.125%, 8/27/2012	3,671,537
1,665,000	SLM Corp., MTN, 8.000%, 3/25/2020	1,621,309
4,700,000	SLM Corp., Series 7, EMTN, 4.750%, 3/17/2014, (EUR)	5,887,823
5,625,000	SLM Corp., Series A, MTN, 4.500%, 7/26/2010	5,650,892
54,478,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	52,046,048
41,770,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	38,033,298
14,465,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	11,935,303
19,605,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	19,362,819
24,705,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	23,400,304
1,390,000	SLM Corp., Series A, MTN, 5.400%, 10/25/2011	1,403,041
28,150,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	21,721,244
6,100,000	SLM Corp., Series A, MTN, 6.500%, 6/15/2010, (NZD)(c)	4,333,970
95,060,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	96,139,977

		549,616,572

	Non-Captive Diversified — 8.0%
18,096,402	CIT Group, Inc., 7.000%, 5/01/2013	17,598,751
27,144,615	CIT Group, Inc., 7.000%, 5/01/2014	25,651,661
27,144,615	CIT Group, Inc., 7.000%, 5/01/2015	25,312,353
66,996,037	CIT Group, Inc., 7.000%, 5/01/2016	61,803,844
70,052,457	CIT Group, Inc., 7.000%, 5/01/2017	64,623,392
3,100,000	General Electric Capital Corp., EMTN, 6.125%, 5/17/2012, (GBP)	5,048,607
6,610,000	General Electric Capital Corp., EMTN, 9.000%, 1/04/2011, (NZD)	4,856,118

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
79,035,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	$56,305,203
65,300,000	General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012, (SGD)	46,788,165
43,080,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	32,329,868
15,305,000	General Electric Capital Corp., Series A, MTN, 0.551%, 5/13/2024(b)	12,933,903
115,000,000	General Electric Capital Corp., Series A, MTN, 3.485%, 3/08/2012, (SGD)	83,229,601
243,057,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	172,894,809
5,760,000	General Motors Acceptance Corp. of Canada Ltd., EMTN, 7.125%, 9/13/2011, (AUD)	5,196,136
43,074,000	GMAC, Inc., 5.375%, 6/06/2011	42,912,472
3,390,000	GMAC, Inc., 5.750%, 9/27/2010	3,403,560
905,000	GMAC, Inc., 6.000%, 4/01/2011	903,869
36,075,000	GMAC, Inc., 6.000%, 12/15/2011	36,165,188
311,000	GMAC, Inc., 144A, 6.625%, 12/17/2010	312,944
15,426,000	GMAC, Inc., 6.625%, 5/15/2012	15,580,260
22,211,000	GMAC, Inc., 6.750%, 12/01/2014	22,099,945
6,829,000	GMAC, Inc., 6.875%, 9/15/2011	6,939,971
2,947,000	GMAC, Inc., 6.875%, 8/28/2012	2,987,521
7,702,000	GMAC, Inc., 7.000%, 2/01/2012	7,836,785
17,038,000	GMAC, Inc., 7.500%, 12/31/2013	17,336,165
32,711,000	GMAC, Inc., 8.000%, 12/31/2018	32,220,335
25,955,000	GMAC, Inc., 8.000%, 11/01/2031	24,787,025
49,800,000	GMAC, Inc., 144A, 8.300%, 2/12/2015	52,290,000
10,985,000	International Lease Finance Corp., 6.375%, 3/25/2013	10,735,168
23,370,000	International Lease Finance Corp., 144A, 8.625%, 9/15/2015	23,890,146
2,330,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	2,197,826
2,547,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	2,360,580
34,782,000	iStar Financial, Inc., 5.150%, 3/01/2012	30,434,250
5,255,000	iStar Financial, Inc., 5.375%, 4/15/2010	5,241,863
3,010,000	iStar Financial, Inc., 5.500%, 6/15/2012	2,607,413
19,110,000	iStar Financial, Inc., 5.650%, 9/15/2011	17,437,875
1,530,000	iStar Financial, Inc., 5.700%, 3/01/2014	1,216,350

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
$4,040,000	iStar Financial, Inc., 5.800%, 3/15/2011	$3,832,950
4,815,000	iStar Financial, Inc., 5.850%, 3/15/2017	3,563,100
8,815,000	iStar Financial, Inc., 5.875%, 3/15/2016	6,611,250
4,300,000	iStar Financial, Inc., 6.050%, 4/15/2015	3,160,500
35,130,000	iStar Financial, Inc., 8.625%, 6/01/2013	30,036,150
1,780,000	iStar Financial, Inc., Series B, 5.125%, 4/01/2011	1,604,225
44,610,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	35,688,000

		1,060,966,097

	Oil Field Services — 1.6%
7,015,000	Allis-Chalmers Energy, Inc., 8.500%, 3/01/2017	6,208,275
8,060,000	Allis-Chalmers Energy, Inc., 9.000%, 1/15/2014	7,737,600
10,860,000	Nabors Industries, Inc., 6.150%, 2/15/2018	11,569,234
107,054,000	Nabors Industries, Inc., 9.250%, 1/15/2019	133,162,223
3,973,000	North American Energy Partners, Inc., 8.750%, 12/01/2011	3,973,000
16,035,000	Rowan Cos., Inc., 7.875%, 8/01/2019	18,365,190
15,520,000	Weatherford International Ltd., 6.500%, 8/01/2036	15,421,370
2,975,000	Weatherford International Ltd., 6.800%, 6/15/2037	3,053,153
9,580,000	Weatherford International Ltd., 7.000%, 3/15/2038	10,128,915

		209,618,960

	Packaging — 0.3%
2,450,000	OI European Group BV, 144A, 6.875%, 3/31/2017, (EUR)	3,342,185
1,750,000	Owens Brockway Glass Container, Inc., 6.750%, 12/01/2014, (EUR)	2,410,911
33,261,000	Owens-Illinois, Inc., Senior Note, 7.800%, 5/15/2018	34,341,982

		40,095,078

	Packaging & Containers — 0.0%
4,445,000	XL Capital Ltd., 6.250%, 5/15/2027	4,191,044
1,425,000	XL Capital Ltd., 6.375%, 11/15/2024	1,356,694

		5,547,738

	Paper — 2.6%
22,285,000	Fibria Overseas Finance Ltd., 144A, 9.250%, 10/30/2019	25,404,900
12,430,000	Georgia-Pacific Corp., 7.250%, 6/01/2028	12,305,700
11,605,000	Georgia-Pacific Corp., 7.375%, 12/01/2025	11,546,975

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Paper — continued
$120,000	Georgia-Pacific Corp., 7.700%, 6/15/2015	$127,200
42,425,000	Georgia-Pacific Corp., 7.750%, 11/15/2029	42,425,000
16,475,000	Georgia-Pacific Corp., 8.000%, 1/15/2024	17,463,500
18,378,000	Georgia-Pacific Corp., 8.875%, 5/15/2031	19,940,130
154,533,000	International Paper Co., 7.950%, 6/15/2018	180,547,240
3,995,000	Jefferson Smurfit Corp., 7.500%, 6/01/2013(d)	3,515,600
100,000	Smurfit-Stone Container Enterprises, Inc., 8.000%, 3/15/2017(d)	89,250
14,520,000	Westvaco Corp., 7.950%, 2/15/2031	15,688,540
17,355,000	Westvaco Corp., 8.200%, 1/15/2030	19,077,796

		348,131,831

	Pharmaceuticals — 0.3%
41,300,000	Elan Finance PLC/ Elan Finance Corp., 8.875%, 12/01/2013	42,539,000

	Pipelines — 2.2%
19,745,000	DCP Midstream LP, 144A, 6.450%, 11/03/2036	19,577,622
15,685,000	El Paso Corp., 6.950%, 6/01/2028	14,165,374
1,500,000	El Paso Corp., 7.420%, 2/15/2037	1,325,655
750,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	737,120
1,000,000	El Paso Energy Corp., GMTN, 7.750%, 1/15/2032	982,610
5,255,000	Energy Transfer Partners LP, 6.125%, 2/15/2017	5,647,764
9,115,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	9,177,338
13,175,000	Enterprise Products Operating LLP, 6.300%, 9/15/2017	14,472,487
5,100,000	Florida Gas Transmission Co., 144A, 7.900%, 5/15/2019	6,076,308
500,000	Kinder Morgan Energy Partners LP, 5.800%, 3/15/2035	469,935
46,406,379	Maritimes & Northeast Pipeline LLC, 144A, 7.500%, 5/31/2014(c)	50,764,866
81,710,000	NGPL Pipeco LLC, 144A, 7.119%, 12/15/2017	91,631,637
3,425,000	ONEOK Partners LP, 6.650%, 10/01/2036	3,570,730
20,770,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	22,303,574
44,730,000	Plains All American Pipeline LP, 6.650%, 1/15/2037	46,382,326
4,168,000	Transportadora de Gas del Sur SA, 144A, 7.875%, 5/14/2017	3,954,390
444,000	Williams Cos., Inc. (The), 7.875%, 9/01/2021	522,774
715,000	Williams Cos., Inc. (The), Senior Note, 7.750%, 6/15/2031	802,104

Principal Amount (‡)	Description	Value (†)

	Pipelines — continued
$2,984,000	Williams Cos., Inc. (The), Series A, 7.500%, 1/15/2031	$3,278,769

		295,843,383

	Property & Casualty Insurance — 0.3%
3,405,000	Hanover Insurance Group, Inc. (The), 7.500%, 3/01/2020	3,492,338
2,660,000	Marsh & McLennan Cos., Inc., 5.375%, 7/15/2014	2,751,499
11,710,000	Marsh & McLennan Cos., Inc., 5.750%, 9/15/2015	12,400,784
11,075,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	9,755,148
6,080,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 144A, 14.000%, 1/15/2033	4,134,400
11,205,000	Willis North America, Inc., 6.200%, 3/28/2017	11,351,696

		43,885,865

	Railroads — 0.2%
1,200,000	Canadian Pacific Railway Co., 5.750%, 3/15/2033	1,131,932
10,370,000	Canadian Pacific Railway Co., 5.950%, 5/15/2037	10,021,713
18,450,000	CSX Corp., MTN, 6.000%, 10/01/2036	18,328,747
1,153,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)	691,800

		30,174,192

	Refining — 0.0%
1,335,000	Valero Energy Corp., 6.625%, 6/15/2037	1,269,660

	REITs — 1.2%
2,025,000	Camden Property Trust, 5.000%, 6/15/2015	2,017,200
27,950,000	Camden Property Trust, 5.700%, 5/15/2017	27,485,192
4,030,000	Duke Realty LP, 5.950%, 2/15/2017	3,962,115
3,300,000	ERP Operating LP, 5.125%, 3/15/2016	3,393,671
47,305,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	45,215,349
4,180,000	ProLogis, 5.625%, 11/15/2015	4,144,240
3,915,000	ProLogis, 5.625%, 11/15/2016	3,787,030
4,635,000	ProLogis, 5.750%, 4/01/2016	4,540,381
1,002,000	ProLogis, 6.625%, 5/15/2018	995,734
2,080,000	ProLogis, 7.375%, 10/30/2019	2,135,166
1,500,000	Simon Property Group LP, 5.250%, 12/01/2016	1,486,479
4,900,000	Simon Property Group LP, 5.750%, 12/01/2015	5,183,695
550,000	Simon Property Group LP, 5.875%, 3/01/2017	568,272

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	REITs — continued
$1,890,000	Simon Property Group LP, 6.100%, 5/01/2016	$1,989,681
450,000	Simon Property Group LP, 6.125%, 5/30/2018	465,548
46,015,000	WEA Finance LLC/WT Finance Australia Property Ltd., 144A, 6.750%, 9/02/2019	49,101,870

		156,471,623

	Restaurants — 0.0%
1,250,000	McDonald’s Corp., EMTN, 3.628%, 10/10/2010, (SGD)	905,124

	Retailers — 2.2%
8,758,000	Dillard’s, Inc., 6.625%, 1/15/2018	8,101,150
4,187,000	Dillard’s, Inc., 7.130%, 8/01/2018	3,935,780
1,500,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,275,000
425,000	Dillard’s, Inc., 7.875%, 1/01/2023	377,188
3,325,000	Dillard’s, Inc., Class A, 7.000%, 12/01/2028	2,660,000
123,940,000	Home Depot, Inc., 5.875%, 12/16/2036	120,274,722
3,685,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	3,689,606
635,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	640,556
3,985,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	3,606,425
72,470,000	J.C. Penney Corp., Inc., Senior Note, 6.375%, 10/15/2036	67,487,688
16,627,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	15,296,840
12,275,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	11,047,500
2,365,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	2,246,750
6,365,000	Marks & Spencer PLC, 144A, 7.125%, 12/01/2037	6,447,586
32,675,000	Toys R Us, Inc., 7.375%, 10/15/2018	31,368,000
8,355,000	Toys R Us, Inc., 7.875%, 4/15/2013	8,563,875
10,270,000	Woolworth Corp., 8.500%, 1/15/2022	9,499,750

		296,518,416

	Sovereigns — 4.7%
104,626,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	12,185,942
10,000,000,000	Indonesia Treasury Bond, Series FR47, 10.000%, 2/15/2028, (IDR)	1,086,521
272,460,000,000	Indonesia Treasury Bond, Series ZC3, Zero Coupon, 11/20/2012, (IDR)	24,654,793
2,350,305(†††)	Mexican Fixed Rate Bonds, Series M-10, 7.250%, 12/15/2016, (MXN)	19,005,843
2,037,000(†††)	Mexican Fixed Rate Bonds, Series M-10, 9.000%, 12/20/2012, (MXN)	17,729,376

Principal Amount (‡)	Description	Value (†)

	Sovereigns — continued
18,686,981(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	$151,370,025
79,755,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010, (AUD)	74,464,372
10,530,000	New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012, (AUD)	9,791,710
66,305,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	59,281,078
56,700,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	32,202,322
140,235,000	Republic of Brazil, 12.500%, 1/05/2016, (BRL)	89,699,616
107,840,000	Republic of Brazil, 12.500%, 1/05/2022, (BRL)	70,797,762
18,400,000	Republic of Croatia, 144A, 6.750%, 11/05/2019	20,248,078
3,178,700,000	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	14,096,843
1,700,700,000	Republic of Iceland, 8.000%, 7/22/2011, (ISK)	7,569,372
4,844,663,000	Republic of Iceland, 13.750%, 12/10/2010, (ISK)	22,113,570
4,020,000	Republic of Venezuela, 7.000%, 3/16/2015, (EUR)	4,845,931

		631,143,154

	Supermarkets — 0.7%
2,000,000	American Stores Co., 7.900%, 5/01/2017	1,861,460
72,681,000	New Albertson’s, Inc., 7.450%, 8/01/2029	61,415,445
19,060,000	New Albertson’s, Inc., 7.750%, 6/15/2026	16,201,000
4,895,000	New Albertson’s, Inc., 8.000%, 5/01/2031	4,209,700
1,510,000	New Albertson’s, Inc., 8.700%, 5/01/2030	1,404,300
13,242,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	10,030,815

		95,122,720

	Supranational — 1.3%
128,250,000	European Investment Bank, Zero Coupon, 3/10/2021, (AUD)	54,701,201
16,375,000	European Investment Bank, 11.250%, 2/14/2013, (BRL)	9,784,853
460,500,000,000	European Investment Bank, EMTN, 144A, Zero Coupon, 4/24/2013, (IDR)	41,335,942
24,398,000	European Investment Bank, EMTN, 7.000%, 1/18/2012, (NZD)	18,141,623
244,840,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 5/20/2013, (IDR)	21,033,181
24,450,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	17,442,546
8,300,000	International Bank for Reconstruction & Development, 1.430%, 3/05/2014, (SGD)	5,770,344
1,385,900,000	International Bank for Reconstruction & Development, 9.500%, 5/27/2010, (ISK)	6,060,721

		174,270,411

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Technology — 2.4%
$41,705,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	$45,058,457
41,104,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	28,978,320
5,065,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	3,558,163
832,000	Alcatel-Lucent, EMTN, 6.375%, 4/07/2014, (EUR)	1,137,788
10,725,000	Amkor Technology, Inc., 7.750%, 5/15/2013	10,805,437
1,225,000	Amkor Technology, Inc., 9.250%, 6/01/2016	1,292,375
2,435,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	2,602,896
30,125,000	Avnet, Inc., 5.875%, 3/15/2014	32,114,997
35,630,000	Avnet, Inc., 6.000%, 9/01/2015	37,520,635
11,345,000	Avnet, Inc., 6.625%, 9/15/2016	12,128,917
6,225,000	Corning, Inc., 5.900%, 3/15/2014	6,771,829
6,220,000	Corning, Inc., 6.200%, 3/15/2016	6,791,500
6,150,000	Corning, Inc., 6.850%, 3/01/2029	6,402,279
4,725,000	Corning, Inc., 7.250%, 8/15/2036	5,062,417
3,640,000	Eastman Kodak Co., 7.250%, 11/15/2013	3,467,100
11,626,000	Equifax, Inc., 7.000%, 7/01/2037	12,416,335
285,000	Freescale Semiconductor, Inc., 8.875%, 12/15/2014	272,175
6,290,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	5,566,650
9,739,000	Motorola, Inc., 5.220%, 10/01/2097	6,678,529
475,000	Motorola, Inc., 6.000%, 11/15/2017	491,568
10,830,000	Motorola, Inc., 6.500%, 9/01/2025	10,516,796
22,424,000	Motorola, Inc., 6.500%, 11/15/2028	21,050,777
22,385,000	Motorola, Inc., 6.625%, 11/15/2037	21,008,591
250,000	Motorola, Inc., 7.500%, 5/15/2025	257,626
9,350,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)	6,732,000
11,770,000	Nortel Networks Ltd., 6.875%, 9/01/2023(d)	3,648,700
270,000	Samsung Electronics Co. Ltd., 144A, 7.700%, 10/01/2027	295,595
21,822,000	Xerox Capital Trust I, 8.000%, 2/01/2027	21,409,848
4,795,000	Xerox Corp., 5.500%, 5/15/2012	5,086,066
1,730,000	Xerox Corp., MTN, 7.200%, 4/01/2016	1,933,318

		321,057,684

Principal Amount (‡)	Description	Value (†)

	Tobacco — 0.5%
$1,375,000	Altria Group, Inc., 9.700%, 11/10/2018	$1,690,740
52,930,000	Reynolds American, Inc., 6.750%, 6/15/2017	56,692,476
13,400,000	Reynolds American, Inc., 7.250%, 6/15/2037	13,638,627

		72,021,843

	Transportation Services — 0.4%
10,503,000	APL Ltd., Senior Note, 8.000%, 1/15/2024(c)	7,850,992
14,891,493	Atlas Air, Inc., Series 1998-1, Class 1B, 7.680%, 7/02/2015	14,072,461
8,356,817	Atlas Air, Inc., Series 1999-1, Class A1, 7.200%, 7/02/2020	7,938,976
226,930	Atlas Air, Inc., Series 1999-1, Class A2, 6.880%, 1/02/2011	216,718
10,885,664	Atlas Air, Inc., Series 1999-1, Class B, 7.630%, 7/02/2016	9,307,243
4,744,556	Atlas Air, Inc., Series 1999-1, Class C, 8.770%, 7/02/2012(e)	3,700,754
4,917,945	Atlas Air, Inc., Series 2000-1, Class B, 9.057%, 7/02/2017	4,819,586
6,862,758	Atlas Air, Inc., Series C, 8.010%, 7/02/2011(e)	5,627,462
3,970,000	Erac USA Finance Co., 144A, 7.000%, 10/15/2037	4,092,844

		57,627,036

	Treasuries — 13.8%
393,245,000	Canadian Government, 1.000%, 9/01/2011, (CAD)	385,268,978
11,035,000	Canadian Government, 1.250%, 12/01/2011, (CAD)	10,809,552
320,680,000	Canadian Government, 2.000%, 9/01/2012, (CAD)	315,495,571
130,000,000	Canadian Government, 2.750%, 12/01/2010, (CAD)	129,763,206
130,216,000	Canadian Government, 3.500%, 6/01/2013, (CAD)	132,571,209
101,755,000	Canadian Government, 3.750%, 6/01/2012, (CAD)	104,124,424
171,980,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	171,592,234
25,445,000	Canadian Government, 4.250%, 6/01/2018, (CAD)	26,430,331
75,385,000	Canadian Government, 5.250%, 6/01/2012, (CAD)	79,494,008
22,670,000	New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	16,384,962
68,665,000	New Zealand Government Bond, 6.500%, 4/15/2013, (NZD)	51,419,842
457,420,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	80,597,186
221,050,000	Norwegian Government, 5.000%, 5/15/2015, (NOK)	40,386,220
366,200,000	Norwegian Government, 6.000%, 5/16/2011, (NOK)	64,104,717
262,545,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	49,098,018

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Treasuries — continued
$102,640,000	U.S. Treasury Bond, 4.375%, 11/15/2039	$97,058,950
65,745,000	U.S. Treasury Bond, 4.625%, 2/15/2040	64,799,916
25,000,000	U.S. Treasury Note, 3.125%, 5/15/2019	23,810,550

		1,843,209,874

	Utility Other — 0.0%
3,300,000	Listrindo Capital BV, 144A, 9.250%, 1/29/2015	3,576,078

	Wireless — 1.2%
29,635,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	28,153,250
15,931,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	15,532,725
42,310,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	39,454,075
2,525,000	Rogers Wireless, Inc., Senior Secured Note, 6.375%, 3/01/2014	2,802,162
21,186,000	Sprint Capital Corp., 6.875%, 11/15/2028	17,054,730
18,070,000	Sprint Capital Corp., 6.900%, 5/01/2019	16,534,050
6,260,000	Sprint Capital Corp., 8.750%, 3/15/2032	5,806,150
11,309,000	Sprint Nextel Corp., 6.000%, 12/01/2016	10,206,372
20,600,000	True Move Co. Ltd., 144A, 10.750%, 12/16/2013	21,501,250

		157,044,764

	Wirelines — 3.4%
10,245,000	AT&T Corp., 6.500%, 3/15/2029	10,415,815
16,000,000	AT&T, Inc., 6.500%, 9/01/2037	16,591,024
5,650,000	Axtel SAB de CV, 144A, 9.000%, 9/22/2019	5,763,000
4,370,000	Bell Canada, MTN, 144A, 6.550%, 5/01/2029, (CAD)	4,455,795
8,445,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	9,371,360
33,640,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	33,213,393
2,715,000	BellSouth Telecommunications, Inc., 7.000%, 12/01/2095	2,708,093
155,000	Cincinnati Bell, Inc., 7.000%, 2/15/2015	150,737
270,000	Cincinnati Bell, Inc., 8.375%, 1/15/2014	277,762
5,330,000	Embarq Corp., 7.995%, 6/01/2036	5,404,322
35,260,000	Frontier Communications Corp., 7.875%, 1/15/2027	31,734,000
10,555,000	GTE Corp., 6.940%, 4/15/2028	11,081,600
525,000	Hawaiian Telcom Communications, Inc., Series B, 12.500%, 5/01/2015(d)	53

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
1,120,000	Koninklijke (Royal) KPN NV, EMTN, 5.750%, 3/18/2016, (GBP)	$1,816,072
1,800,000	Koninklijke (Royal) KPN NV, GMTN, 4.000%, 6/22/2015, (EUR)	2,519,447
32,435,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	29,678,025
13,010,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	12,684,750
3,346,000	New England Telephone & Telegraph Co., 7.875%, 11/15/2029	3,667,835
16,335,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	15,273,225
32,395,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	30,775,250
42,460,000	Qwest Capital Funding, Inc., Guaranteed Note, 6.875%, 7/15/2028	38,001,700
12,463,000	Qwest Capital Funding, Inc., Guaranteed Note, 7.625%, 8/03/2021	12,213,740
33,130,000	Qwest Corp., 6.875%, 9/15/2033	31,970,450
3,075,000	Qwest Corp., 7.200%, 11/10/2026	2,959,687
3,999,000	Qwest Corp., 7.250%, 9/15/2025	4,038,990
2,288,000	Qwest Corp., 7.500%, 6/15/2023	2,288,000
5,470,000	SK Broadband Co. Ltd., 144A, 7.000%, 2/01/2012	5,764,286
23,000,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	20,404,220
19,635,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	18,189,334
31,690,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	32,140,552
18,600,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	18,346,909
18,022,000	Verizon Global Funding Corp., Senior Note, 5.850%, 9/15/2035	17,540,236
6,230,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	5,071,831
6,835,000	Verizon New York, Inc., Series A, 7.375%, 4/01/2032	7,347,789
5,215,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	4,667,399

		448,526,681

	Total Non-Convertible Bonds (Identified Cost $10,429,064,653)	10,984,463,277

Convertible Bonds — 7.9%
	Airlines — 0.1%
7,730,000	AMR Corp., 6.250%, 10/15/2014	8,937,812
755,000	UAL Corp., 4.500%, 6/30/2021	744,808

		9,682,620

	Automotive — 1.4%
1,070,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(f)	902,813

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Automotive — continued
$121,370,000	Ford Motor Co., 4.250%, 11/15/2016	$181,599,862
8,460,000	Navistar International Corp., 3.000%, 10/15/2014	9,432,900

		191,935,575

	Diversified Manufacturing — 0.1%
16,517,000	Trinity Industries, Inc., 3.875%, 6/01/2036	12,945,199

	Electric — 0.0%
1,800,000	CMS Energy Corp., 5.500%, 6/15/2029	2,148,750

	Healthcare — 0.4%
26,280,000	Affymetrix, Inc., 3.500%, 1/15/2038	23,586,300
6,855,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(f)	6,135,225
12,005,000	Life Technologies Corp., 1.500%, 2/15/2024	14,075,862
190,000	LifePoint Hospitals, Inc., 3.250%, 8/15/2025	185,013
2,380,000	LifePoint Hospitals, Inc., 3.500%, 5/15/2014	2,374,050
5,445,000	Omnicare, Inc., 3.250%, 12/15/2035	4,607,831

		50,964,281

	Independent Energy — 0.0%
860,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	625,650
3,795,000	Penn Virginia Corp., 4.500%, 11/15/2012	3,567,300

		4,192,950

	Lodging — 0.2%
30,418,000	Host Hotels & Resorts, Inc., 144A, 2.625%, 4/15/2027	29,125,235

	Media Non-Cable — 0.0%
7,732,404	Liberty Media LLC, 3.500%, 1/15/2031	4,620,111

	Metals & Mining — 0.2%
1,000,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	1,230,000
11,270,000	United States Steel Corp., 4.000%, 5/15/2014	23,681,088

		24,911,088

	Non-Captive Diversified — 0.3%
44,035,000	iStar Financial, Inc., 0.751%, 10/01/2012(b)	33,488,617

	Oil Field Services — 0.0%
1,300,000	Transocean, Inc., Series B, 1.500%, 12/15/2037	1,269,125
535,000	Transocean, Inc., Series C, 1.500%, 12/15/2037	512,263

		1,781,388

	Pharmaceuticals — 1.1%
635,000	Human Genome Sciences, Inc., 2.250%, 10/15/2011	1,270,000

Principal Amount (‡)	Description	Value (†)

	Pharmaceuticals — continued
$41,680,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	$74,971,900
2,240,000	Kendle International, Inc., 3.375%, 7/15/2012	2,116,800
24,461,000	Nektar Therapeutics, 3.250%, 9/28/2012	24,308,119
28,222,000	Valeant Pharmaceuticals International, Subordinated Note, 4.000%, 11/15/2013	39,299,135

		141,965,954

	REITs — 0.2%
6,469,000	ProLogis, 1.875%, 11/15/2037	6,097,032
5,920,000	ProLogis, 2.250%, 4/01/2037	5,757,200
19,445,000	ProLogis, 3.250%, 3/15/2015	19,542,225

		31,396,457

	Technology — 2.6%
6,512,000	Advanced Micro Devices, Inc., 5.750%, 8/15/2012	6,487,580
4,005,000	Advanced Micro Devices, Inc., 6.000%, 5/01/2015	3,839,794
2,560,000	Alcatel-Lucent USA, Inc., Series B, 2.875%, 6/15/2025	2,217,600
220,000	Ciena Corp., 0.250%, 5/01/2013	182,600
30,160,000	Ciena Corp., 0.875%, 6/15/2017	20,358,000
6,075,000	Ciena Corp., 4.000%, 3/15/2015	6,287,625
9,863,000	Intel Corp., 2.950%, 12/15/2035	9,678,069
220,000,000	Intel Corp., 144A, 3.250%, 8/01/2039	263,725,000
9,197,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	8,484,232
3,880,000	Kulicke & Soffa Industries, Inc., 1.000%, 6/30/2010	3,763,600
3,241,000	Maxtor Corp., Subordinated Note, 5.750%, 3/01/2012(c)	3,143,770
745,000	Nortel Networks Corp., 1.750%, 4/15/2012(d)	560,613
30,767,000	Nortel Networks Corp., 2.125%, 4/15/2014(d)	23,152,167
257,000	Richardson Electronics Ltd., 7.750%, 12/15/2011	257,000

		352,137,650

	Textile — 0.0%
103,000	Dixie Group, Inc., Subordinated Note, 7.000%, 5/15/2012	89,224

	Wireless — 0.1%
16,157,000	NII Holdings, Inc., 3.125%, 6/15/2012	15,248,169

	Wirelines — 1.2%
34,645,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	31,916,706

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$13,484,000	Level 3 Communications, Inc., 5.250%, 12/15/2011	$13,130,045
54,075,000	Level 3 Communications, Inc., 144A, 7.000%, 3/15/2015(c)	64,619,625
32,895,000	Level 3 Communications, Inc., 7.000%, 3/15/2015(c)	39,309,525
2,470,000	Level 3 Communications, Inc., 10.000%, 5/01/2011	2,537,925
1,000,000	Qwest Communications International, Inc., 3.500%, 11/15/2025	1,125,000

		152,638,826

	Total Convertible Bonds (Identified Cost $866,011,724)	1,059,272,094

Municipals — 1.1%
	California — 0.3%
4,170,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, (MBIA insured) 3.750%, 8/01/2028	3,271,031
1,530,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area), Series C, (Registered), (MBIA insured), 3.750%, 8/01/2028	1,283,808
5,175,000	State of California, (AMBAC insured), 4.500%, 8/01/2027	4,670,800
14,415,000	State of California, 4.500%, 10/01/2029	12,627,828
4,190,000	State of California, (AMBAC insured), 4.500%, 8/01/2030	3,646,138
3,620,000	State of California, 4.500%, 8/01/2030	3,150,124
2,680,000	State of California (Various Purpose), (MBIA insured), 3.250%, 12/01/2027	2,015,199
12,645,000	State of California (Various Purpose), (AMBAC insured), 4.500%, 12/01/2033	10,716,132

		41,381,060

	Illinois — 0.0%
1,725,000	Chicago O’Hare International Airport, Series A, (AGMC insured), 4.500%, 1/01/2038	1,633,351

	Michigan — 0.1%
12,850,000	Michigan Tobacco Settlement Finance Authority, Taxable Turbo Series A, 7.309%, 6/01/2034(c)	10,320,606

	Virginia — 0.7%
128,820,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(c)	93,809,300

	Total Municipals (Identified Cost $186,180,181)	147,144,317

	Total Bonds and Notes (Identified Cost $11,481,256,558)	12,190,879,688

Bank Loans — 0.6%
	Chemicals — 0.1%
3,757,630	Hexion Specialty Chemicals, Inc., Extended Term Loan C1, 4.063%, 5/05/2015(g)	3,538,635
813,594	Hexion Specialty Chemicals, Inc., Extended Term Loan C2, 4.063%, 5/05/2015(g)	766,178

		4,304,813

Principal Amount (‡)	Description	Value (†)

	Energy — 0.1%
$12,774,619	ATP Oil & Gas Corp., Tranche B-1 Term Loan, 11.250%, 7/15/2014(g)	$12,910,413
1,808,458	ATP Oil & Gas Corp., Tranche B2 Term Loan, 12.250%, 1/15/2011(g)	1,827,682

		14,738,095

	Media Non-Cable — 0.0%
2,797,946	Tribune Company, Term Loan X, 5.000%, 6/04/2009(d)(g)(h)	1,741,721

	Oil Field Services — 0.0%
2,485,000	Dresser, Inc., 2nd Lien Term Loan, 6.000%, 5/04/2015(g)	2,357,023
1,230,373	Dresser, Inc., Term Loan, 2.500%, 5/04/2014(g)	1,180,715

		3,537,738

	Printing & Publishing — 0.2%
22,293,180	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(g)	20,977,213
6,855,000	SuperMedia, Inc., Exit Term Loan, 12/31/2015(i)	6,450,349

		27,427,562

	Wirelines — 0.2%
3,975,879	FairPoint Communications, Inc., Initial Term Loan A, 4.750%, 3/31/2014(d)(g)	3,268,212
12,057,742	FairPoint Communications, Inc., Initial Term Loan B, 5.000%, 3/31/2015(d)(g)	9,910,740
17,154,004	Hawaiian Telcom Communications, Inc., Tranche C Term Loan, 4.750%, 6/01/2014(g)(j)	12,179,343
5,395,000	Level 3 Financing, Inc., Tranche A Term Loan, 2.501%, 3/13/2014(g)	5,008,934

		30,367,229

	Total Bank Loans (Identified Cost $78,348,894)	82,117,158

Shares
Common Stocks — 3.0%
	Biotechnology — 0.3%
867,059	Vertex Pharmaceuticals, Inc.(e)	35,436,702

	Containers & Packaging — 0.1%
460,656	Owens-Illinois, Inc.(e)	16,371,714

	Electric Utilities — 0.0%
282,500	Duke Energy Corp.	4,610,400

	Electronic Equipment, Instruments & Components — 0.0%
41,343	Corning, Inc.	835,542

	Food Products — 0.4%
2,309,175	ConAgra Foods, Inc.	57,891,017

	Household Durables — 0.1%
477,725	KB Home	8,001,894
549,450	Lennar Corp., Class A	9,456,034

		17,457,928

	Media — 0.0%
37,276	Dex One Corp.(e)	1,040,746

	Oil, Gas & Consumable Fuels — 0.2%
846,398	Chesapeake Energy Corp.	20,008,849
141,249	Spectra Energy Corp.	3,182,340

		23,191,189

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Shares	Description	Value (†)

	Pharmaceuticals — 1.5%
7,238,800	Bristol-Myers Squibb Co.	$193,275,960
2,288	Teva Pharmaceutical Industries Ltd., Sponsored ADR	144,327

		193,420,287

	REITs — 0.4%
290,904	Apartment Investment & Management Co., Class A	5,355,542
889,730	Associated Estates Realty Corp.	12,269,377
201,557	Developers Diversified Realty Corp.	2,452,949
460,000	Equity Residential	18,009,000
123,159	Simon Property Group, Inc.	10,333,040

		48,419,908

	Thrifts & Mortgage Finance — 0.0%
4,794,025	Federal Home Loan Mortgage Corp.(e)(k)	6,088,412

	Total Common Stocks (Identified Cost $455,138,392)	404,763,845

Preferred Stocks — 1.9%
Convertible Preferred Stocks — 1.2%
	Automotive — 0.5%
1,476,621	Ford Motor Co. Capital Trust II, 6.500%(e)	68,515,214

	Capital Markets — 0.1%
183,851	Newell Financial Trust I, 5.250%	7,400,003

	Commercial Banks — 0.0%
5,933	Wells Fargo & Co., Series L, Class A, 7.500%	5,796,541

	Diversified Consumer Services — 0.0%
6	Six Flags, Inc., 7.250%(e)	3

	Diversified Financial Services — 0.2%
16,622	Bank of America Corp., Series L, 7.250%	16,248,005
203,258	Sovereign Capital Trust IV, 4.375%	6,504,256

		22,752,261

	Electric Utilities — 0.1%
380,577	AES Trust III, 6.750%	17,197,323
107,725	CMS Energy Trust I, 7.750%(c)(l)	3,770,375

		20,967,698

	Machinery — 0.0%
184,491	United Rentals Trust I, 6.500%	5,557,791

	Oil, Gas & Consumable Fuels — 0.1%
52,020	Chesapeake Energy Corp., 4.500%	4,349,912
159,477	El Paso Energy Capital Trust I, 4.750%	5,960,453

		10,310,365

	REITs — 0.0%
42,700	FelCor Lodging Trust, Inc., Series A, 7.800%(e)	772,870

	Semiconductors & Semiconductor Equipment — 0.2%
32,320	Lucent Technologies Capital Trust I, 7.750%	25,726,720

	Total Convertible Preferred Stocks (Identified Cost $152,365,283)	167,799,466

Shares	Description	Value (†)

Non-Convertible Preferred Stocks — 0.7%
	Banking — 0.2%
36,916	GMAC, Inc., Series G, 144A, 7.000%	$28,139,221

	Diversified Financial Services — 0.0%
35,000	Bank of America Corp., 6.375%	727,300

	Electric Utilities — 0.0%
393	Entergy New Orleans, Inc., 4.750%	29,033

	REITs — 0.1%
1,596	Highwoods Properties, Inc., Series A, 8.625%	1,688,269
116,192	ProLogis, Series C, 8.540%	5,613,235

		7,301,504

	Software — 0.2%
26,000	Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 144A, 8.875%(f)	26,154,375

	Thrifts & Mortgage Finance — 0.2%
389,800	Countrywide Capital IV, 6.750%	8,369,006
75,100	Federal Home Loan Mortgage Corp., 5.000%(e)(k)	116,405
1,741,500	Federal Home Loan Mortgage Corp., 5.570%(e)(k)	1,480,275
444,350	Federal Home Loan Mortgage Corp., 5.660%(e)(k)	372,810
120,695	Federal Home Loan Mortgage Corp., 5.700%(e)(k)	210,009
283,000	Federal Home Loan Mortgage Corp., 5.790%(e)(k)	458,460
81,450	Federal Home Loan Mortgage Corp., 5.810%(e)(k)	132,764
219,750	Federal Home Loan Mortgage Corp., 5.900%(e)(k)	197,555
96,600	Federal Home Loan Mortgage Corp., 6.000%(e)(k)	178,710
89,300	Federal Home Loan Mortgage Corp., 6.420%(e)(k)	170,563
392,116	Federal Home Loan Mortgage Corp., 6.550%(e)(k)	388,195
3,856,103	Federal Home Loan Mortgage Corp., (fixed rate to 12/31/2012, variable rate thereafter), 8.375%(e)(k)	4,897,251
192,100	Federal National Mortgage Association, 4.750%(e)(k)	259,335
144,900	Federal National Mortgage Association, 5.125%(e)(k)	218,799
104,850	Federal National Mortgage Association, 5.375%(e)(k)	179,293
56,600	Federal National Mortgage Association, 5.810%(e)(k)	96,220
87,300	Federal National Mortgage Association, 6.750%(e)(k)	81,189
250,000	Federal National Mortgage Association, 8.250%(e)(k)	300,000

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Shares	Description	Value (†)

	Thrifts & Mortgage Finance — continued
6,747,525	Federal National Mortgage Association, (fixed rate to 12/13/2010, variable rate thereafter), 8.250%(e)(k)	$8,569,357

		26,676,196

	Total Non-Convertible Preferred Stocks (Identified Cost $334,190,469)	89,027,629

	Total Preferred Stocks (Identified Cost $486,555,752)	256,827,095

Closed-End Investment Companies — 0.3%
1,033,275	Dreyfus High Yield Strategies	4,484,413
88,955	DWS High Income Trust	810,380
860,000	Highland Credit Strategies Fund	6,794,000
110,211	Morgan Stanley Emerging Markets Debt Fund, Inc.	1,150,603
2,055,800	Western Asset High Income Opportunity Fund, Inc.	13,074,888
1,217,820	Western Asset Managed High Income Fund, Inc.	7,611,375

	Total Closed-End Investment Companies (Identified Cost $38,848,137)	33,925,659

Warrants — 0.1%
	Pharmaceuticals — 0.1%
574,624	Valeant Pharmaceuticals International(c)(e)(l) (Identified Cost $0)	6,493,251

Principal Amount (‡)
Short-Term Investments — 1.0%
$387,537	Repurchase Agreement with State Street Corporation, dated 3/31/2010 at 0.000% to be repurchased at $387,537 on 4/01/2010, collateralized by $400,000 U.S. Treasury Bill, due 7/08/2010 valued at $399,848 including accrued interest (Note 2 of Notes to Financial Statements)	387,537
134,087,725	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2010 at 0.000% to be repurchased at $134,087,725 on 4/01/2010, collateralized by $134,955,000 Federal National Mortgage Association, 1.750% due 3/23/2011 valued at $136,641,938; $130,000 Federal Home Loan Mortgage Corp., 3.000% due 1/21/2014 valued at $130,975 including accrued interest (Note 2 of Notes to Financial Statements)	134,087,725

	Total Short-Term Investments (Identified Cost $134,475,262)	134,475,262

	Total Investments — 98.3% (Identified Cost $12,674,622,995)(a)	13,109,481,958
	Other assets less liabilities—1.7%	224,971,207

	Net Assets — 100.0%	$13,334,453,165

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.

(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
At March 31, 2010, the net unrealized appreciation on investments based on a cost of $12,692,583,748 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,162,045,540
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(745,147,330)

	Net unrealized appreciation	$416,898,210

(b)	Variable rate security. Rate as of March 31, 2010 is disclosed.
(c)	Illiquid security. At March 31, 2010, the value of these securities amounted to $466,317,402 or 3.5% of net assets.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Non-income producing security.
(f)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(g)	Variable rate security. Rate shown represents the weighted average rate at March 31, 2010.
(h)	Issuer has filed for bankruptcy.
(i)	All or a portion of this security has not settled. Contract rates are not determined and do not take effect until settlement date.
(j)	All or a portion of interest payment is paid-in-kind.
(k)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
(l)	Fair valued security by the Fund’s investment adviser. At March 31, 2010 the value of these securities amounted to $10,263,626 or 0.1% of net assets.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the value of these securities amounted to $1,666,736,230 or 12.5% of net assets.

ABS	Asset-Backed Securities
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
AGMC	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Industry Summary at March 31, 2010 (Unaudited)

Treasuries	13.8%
Non-Captive Diversified	8.3
Banking	6.7
Technology	5.0
Automotive	4.9
Wirelines	4.8
Sovereigns	4.7
Non-Captive Consumer	4.1
Healthcare	3.6
Electric	3.4
Pharmaceuticals	3.0
Paper	2.6
Retailers	2.2
Pipelines	2.2
Media Cable	2.0
Airlines	2.0
Other Investments, less than 2% each	24.0
Short-Term Investments	1.0

Total Investments	98.3
Other assets less liabilities	1.7

Net Assets	100.0%

Currency Exposure at March 31, 2010 as a Percentage of Net Assets (Unaudited)

United States Dollar	72.5%
Canadian Dollar	11.1
New Zealand Dollar	3.2
Brazilian Real	2.2
Other, less than 2% each	9.3

Total Investments	98.3
Other assets less liabilities	1.7

Net Assets	100.0%

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2010 (Unaudited)

	Core Plus Bond Fund	High Income Fund	International Bond Fund

ASSETS
Investments at cost	$301,133,089	$107,704,594	$32,183,578
Repurchase agreement(s) at cost	8,079,061	14,324,664	391,292
Net unrealized appreciation (depreciation)	14,654,565	14,648,226	(272,847)

Investments at value	323,866,715	136,677,484	32,302,023
Cash	—	12,654	—
Due from custodian (Note 2)	—	—	—
Foreign currency at value (identified cost $0, $0, $269,805, $0 and $9,100,628)	—	—	272,009
Receivable for Fund shares sold	802,916	533,007	154,699
Receivable for securities sold	1,624,856	780,507	—
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	19,322
Dividend and interest receivable	3,939,246	1,925,541	502,304
Tax reclaims receivable	11,107	—	2,015

TOTAL ASSETS	330,244,840	139,929,193	33,252,372

LIABILITIES
Payable for securities purchased	6,258,265	542,868	—
Payable for delayed delivery securities purchased (Note 2)	3,219,285	—	—
Payable for Fund shares redeemed	783,683	686,619	47,624
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	49,537
Due to broker (Note 2)	—	—	—
Dividends payable	—	—	—
Management fees payable (Note 6)	116,684	59,503	5,715
Administrative fees payable (Note 6)	13,377	5,663	1,390
Deferred Trustees’ fees (Note 6)	203,875	77,974	19,011
Foreign taxes payable (Note 2)	—	81	—
Other accounts payable and accrued expenses	52,113	17,423	18,772

TOTAL LIABILITIES	10,647,282	1,390,131	142,049

NET ASSETS	$319,597,558	$138,539,062	$33,110,323

NET ASSETS CONSIST OF:
Paid-in capital	$322,291,666	$141,913,428	$33,242,316
Distributions in excess of net investment income	(584,654)	(352,714)	(258,190)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(16,768,458)	(17,672,050)	442,857
Net unrealized appreciation (depreciation) on investments and foreign currency translations	14,659,004	14,650,398	(316,660)

NET ASSETS	$319,597,558	$138,539,062	$33,110,323

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$159,931,944	$69,903,532	$17,659,312

Shares of beneficial interest	13,230,609	14,540,220	1,715,792

Net asset value and redemption price per share	$12.09	$4.81	$10.29

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$12.66	$5.04	$10.77

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$5,476,760	$1,442,847	$—

Shares of beneficial interest	451,586	299,580	—

Net asset value and offering price per share	$12.13	$4.82	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$101,735,792	$19,597,092	$6,869,418

Shares of beneficial interest	8,411,369	4,070,250	668,995

Net asset value and offering price per share	$12.10	$4.81	$10.27

Class Y shares:
Net assets	$52,453,062	$47,595,591	$8,581,593

Shares of beneficial interest	4,315,534	9,909,405	835,233

Net asset value, offering and redemption price per share	$12.15	$4.80	$10.27

Admin Class shares:
Net assets	$—	$—	$—

Shares of beneficial interest	—	—	—

Net asset value, offering and redemption price per share	$—	$—	$—

See accompanying notes to financial statements.

Limited Term Government and Agency Fund	Strategic Income Fund

$228,625,259	$12,540,147,733
8,283,850	134,475,262
7,512,008	434,858,963

244,421,117	13,109,481,958
—	652,960
—	2,993,578
—	8,617,625
2,006,737	38,537,318
—	26,202,129
—	—
776,955	199,835,733
—	258,837

247,204,809	13,386,580,138

4,796,454	10,168,227
—	—
631,127	31,013,370
—	—
—	2,993,578
136,366	13
93,007	6,272,185
9,949	546,718
192,597	482,850
—	103,764
70,282	546,268

5,929,782	52,126,973

$241,275,027	$13,334,453,165

$236,061,420	$13,461,880,017
(495,323)	(14,888,682)
(1,803,078)	(546,384,342)
7,512,008	433,846,172

$241,275,027	$13,334,453,165

$130,210,505	$5,806,911,701

11,014,234	406,552,034

$11.82	$14.28

$12.19	$14.95

$4,118,204	$145,441,904

348,706	10,123,378

$11.81	$14.37

$61,745,933	$5,111,328,617

5,218,994	356,043,181

$11.83	$14.36

$45,200,385	$2,270,769,901

3,812,043	159,087,774

$11.86	$14.27

$—	$1,042

—	73

$—	$14.27

STATEMENTS OF OPERATIONS

For the Six Months Ended March 31, 2010 (Unaudited)

	Core Plus Bond Fund	High Income Fund	International Bond Fund

INVESTMENT INCOME
Interest	$7,913,551	$6,912,354	$494,824
Dividends	18,445	114,266	—
Less net foreign taxes withheld	—	—	(1,722)

	7,931,996	7,026,620	493,102

Expenses
Management fees (Note 6)	626,152	509,792	91,121
Service and distribution fees (Note 6)	689,767	183,655	46,769
Trustees’ fees and expenses (Note 6)	10,277	7,958	5,865
Administrative fees (Note 6)	72,863	41,184	7,360
Custodian fees and expenses	13,845	37,323	22,319
Transfer agent fees and expenses (Note 6)	160,588	96,346	3,866
Audit and tax services fees	23,219	22,955	23,279
Legal fees	2,819	1,961	255
Shareholder reporting expenses	24,155	12,859	1,819
Registration fees	33,479	40,244	25,251
Fee/expense recovery (Note 6)	2,915	—	—
Miscellaneous expenses	6,981	5,703	3,174

Total expenses	1,667,060	959,980	231,078
Less fee reduction and/or expense reimbursement (Note 6)	—	(12,142)	(55,220)

Net expenses	1,667,060	947,838	175,858

Net investment income	6,264,936	6,078,782	317,244

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	4,299,842	11,984,297	479,129
Foreign currency transactions	(924)	(11,211)	60,466
Net change in unrealized appreciation (depreciation) on:
Investments	1,887,367	30,093	(1,536,741)
Foreign currency translations	4,439	11,605	(123,445)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	6,190,724	12,014,784	(1,120,591)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,455,660	$18,093,566	$(803,347)

See accompanying notes to financial statements.

Limited Term Government and Agency Fund	Strategic Income Fund

$3,246,814	$418,301,975
—	15,771,000
—	—

3,246,814	434,072,975

560,201	36,112,550
459,794	32,757,641
9,644	102,803
54,298	3,133,800
13,133	311,435
113,742	4,979,087
23,303	29,197
2,190	132,282
10,690	592,310
34,030	123,397
—	—
6,205	198,624

1,287,230	78,473,126
(99,174)	—

1,188,056	78,473,126

2,058,758	355,599,849

4,334,222	105,813,570
—	1,364,628

401,050	748,614,760
—	(2,864,688)

4,735,272	852,928,270

$6,794,030	$1,208,528,119

STATEMENTS OF CHANGES IN NET ASSETS

	Core Plus Bond Fund		High Income Fund		International Bond Fund
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009

FROM OPERATIONS:
Net investment income	$6,264,936	$10,726,024	$6,078,782	$7,929,754	$317,244	$501,191
Net realized gain (loss) on investments and foreign currency transactions	4,298,918	1,047,585	11,973,086	(2,943,074)	539,595	246,125
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,891,806	27,447,211	41,698	23,846,800	(1,660,186)	2,396,258

Net increase (decrease) in net assets resulting from operations	12,455,660	39,220,820	18,093,566	28,833,480	(803,347)	3,143,574

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(4,270,353)	(7,509,410)	(2,532,888)	(3,638,806)	(312,837)	(80,043)
Class B	(143,617)	(436,844)	(51,162)	(124,178)	—	—
Class C	(2,238,071)	(2,761,267)	(640,109)	(969,430)	(135,971)	(13,441)
Class Y	(1,360,265)	(1,308,176)	(3,215,877)	(3,008,116)	(307,238)	(240,546)
Admin Class	—	—	—	—	—	—
Net realized capital gains
Class A	—	—	—	—	(81,934)	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	(46,824)	—
Class Y	—	—	—	—	(94,216)	—

Total distributions	(8,012,306)	(12,015,697)	(6,440,036)	(7,740,530)	(979,020)	(334,030)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	55,872,502	58,618,493	(58,167,092)	109,311,312	10,409,757	9,056,042

Redemption fees
Class A	—	—	—	17,604	—	—
Class B	—	—	—	697	—	—
Class C	—	—	—	4,945	—	—
Class Y	—	—	—	3,996	—	—

Total redemption fees	—	—	—	27,242	—	—

Net increase (decrease) in net assets	60,315,856	85,823,616	(46,513,562)	130,431,504	8,627,390	11,865,586
NET ASSETS
Beginning of the period	259,281,702	173,458,086	185,052,624	54,621,120	24,482,933	12,617,347

End of the period	$319,597,558	$259,281,702	$138,539,062	$185,052,624	$33,110,323	$24,482,933

UNDISTRIBUTED NET INVESTMENT INCOME/(DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME)	$(584,654)	$1,162,716	$(352,714)	$8,540	$(258,190)	$180,612

See accompanying notes to financial statements.

Limited Term Government and Agency Fund		Strategic Income Fund
Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009

$2,058,758	$5,607,171	$355,599,849	$729,275,012

4,334,222	2,955,994	107,178,198	(765,289,471)

401,050	8,456,894	745,750,072	2,056,646,082

6,794,030	17,020,059	1,208,528,119	2,020,631,623

(1,569,225)	(3,913,002)	(168,103,267)	(356,540,265)
(37,484)	(112,841)	(3,765,021)	(9,240,752)
(487,918)	(1,292,557)	(128,831,535)	(258,397,380)
(500,354)	(471,487)	(66,454,735)	(89,955,755)
—	—	(9)	—

—	—	—	(33,148,981)
—	—	—	(1,003,570)
—	—	—	(25,254,965)
—	—	—	(5,262,204)

(2,594,981)	(5,789,887)	(367,154,567)	(778,803,872)

35,038,039	51,940,484	(152,270,337)	923,443,021

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

39,237,088	63,170,656	689,103,215	2,165,270,772

202,037,939	138,867,283	12,645,349,950	10,480,079,178

$241,275,027	$202,037,939	$13,334,453,165	$12,645,349,950

$(495,323)	$40,900	$(14,888,682)	$(3,333,964)

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Total distributions	Redemption fees (b)(c)

CORE PLUS BOND FUND
Class A
3/31/2010(h)	$11.91	$0.26	$0.25	$0.51	$(0.33)	$(0.33)	$—
9/30/2009	10.54	0.59	1.44	2.03	(0.66)	(0.66)	—
9/30/2008	11.31	0.55	(0.71)	(0.16)	(0.61)	(0.61)	0.00
9/30/2007	11.23	0.50	0.14	0.64	(0.56)	(0.56)	0.00
9/30/2006	11.41	0.50	(0.07)	0.43	(0.61)	(0.61)	0.00
9/30/2005	11.69	0.46	(0.18)	0.28	(0.56)	(0.56)	0.00
Class B
3/31/2010(h)	11.95	0.22	0.24	0.46	(0.28)	(0.28)	—
9/30/2009	10.57	0.50	1.45	1.95	(0.57)	(0.57)	—
9/30/2008	11.31	0.44	(0.67)	(0.23)	(0.51)	(0.51)	0.00
9/30/2007	11.24	0.41	0.13	0.54	(0.47)	(0.47)	0.00
9/30/2006	11.41	0.41	(0.05)	0.36	(0.53)	(0.53)	0.00
9/30/2005	11.70	0.37	(0.18)	0.19	(0.48)	(0.48)	0.00
Class C
3/31/2010(h)	11.92	0.22	0.24	0.46	(0.28)	(0.28)	—
9/30/2009	10.55	0.51	1.44	1.95	(0.58)	(0.58)	—
9/30/2008	11.32	0.47	(0.71)	(0.24)	(0.53)	(0.53)	0.00
9/30/2007	11.25	0.41	0.13	0.54	(0.47)	(0.47)	0.00
9/30/2006	11.42	0.41	(0.05)	0.36	(0.53)	(0.53)	0.00
9/30/2005	11.71	0.37	(0.18)	0.19	(0.48)	(0.48)	0.00
Class Y
3/31/2010(h)	11.97	0.28	0.24	0.52	(0.34)	(0.34)	—
9/30/2009	10.60	0.62	1.44	2.06	(0.69)	(0.69)	—
9/30/2008	11.36	0.58	(0.70)	(0.12)	(0.64)	(0.64)	0.00
9/30/2007	11.29	0.54	0.13	0.67	(0.60)	(0.60)	0.00
9/30/2006	11.46	0.51	(0.04)	0.47	(0.64)	(0.64)	0.00
9/30/2005	11.74	0.49	(0.18)	0.31	(0.59)	(0.59)	0.00

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (d)(e)	Net assets, end of the period (000’s)	Net expenses (%) (f)(g)		Gross expenses (%) (g)		Net investment income (%) (g)	Portfolio turnover rate (%)

$12.09	4.31	$159,932	0.90	(i)	0.90	(i)	4.37	44
11.91	20.07	140,779	0.90		0.97		5.43	102
10.54	(1.61)	115,873	0.93		1.04		4.86	82
11.31	5.70	105,780	1.04		1.09		4.41	69
11.23	4.03	91,464	1.05		1.08		4.46	91
11.41	2.43	105,111	1.13		1.18		3.93	64

12.13	3.90	5,477	1.65	(i)	1.65	(i)	3.59	44
11.95	19.19	7,028	1.65		1.72		4.66	102
10.57	(2.21)	10,481	1.70		1.80		3.92	82
11.31	4.90	87,101	1.79		1.85		3.64	69
11.24	3.26	109,782	1.80		1.83		3.72	91
11.41	1.58	132,221	1.88		1.93		3.18	64

12.10	3.93	101,736	1.65	(i)	1.65	(i)	3.63	44
11.92	19.20	77,081	1.65		1.72		4.69	102
10.55	(2.32)	26,698	1.68		1.79		4.17	82
11.32	4.91	12,690	1.78		1.82		3.66	69
11.25	3.26	6,983	1.80		1.82		3.63	91
11.42	1.59	6,065	1.88		1.93		3.17	64

12.15	4.42	52,453	0.65	(i)	0.65	(i)	4.63	44
11.97	20.37	34,394	0.65		0.68		5.67	102
10.60	(1.36)	20,407	0.68		0.75		5.14	82
11.36	6.06	15,946	0.70		0.75		4.75	69
11.29	4.28	11,986	0.80	(j)	0.80	(j)	4.58	91
11.46	2.68	9,060	0.88		0.99		4.18	64

(f)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year, if applicable.
(h)	For the six months ended March 31, 2010 (Unaudited).
(i)	Includes fee/expense recovery of less than 0.01%.
(j)	Includes fee/expense recovery of 0.06%.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees (b)

HIGH INCOME FUND
Class A
3/31/2010(g)	$4.49	$0.17	$0.33	$0.50	$(0.18)	$—	$(0.18)	$—
9/30/2009	4.24	0.34	0.24	0.58	(0.33)	—	(0.33)	0.00	(h)
9/30/2008	5.12	0.34	(0.87)	(0.53)	(0.35)	—	(0.35)	0.00
9/30/2007	5.09	0.33	0.08	0.41	(0.38)	—	(0.38)	0.00
9/30/2006	4.98	0.34	0.11	0.45	(0.34)	—	(0.34)	0.00
9/30/2005	4.82	0.33	0.16	0.49	(0.33)	—	(0.33)	0.00
Class B
3/31/2010(g)	4.50	0.15	0.33	0.48	(0.16)	—	(0.16)	—
9/30/2009	4.25	0.31	0.25	0.56	(0.31)	—	(0.31)	0.00	(h)
9/30/2008	5.13	0.30	(0.87)	(0.57)	(0.31)	—	(0.31)	0.00
9/30/2007	5.10	0.29	0.07	0.36	(0.33)	—	(0.33)	0.00
9/30/2006	4.98	0.30	0.12	0.42	(0.30)	—	(0.30)	0.00
9/30/2005	4.83	0.29	0.15	0.44	(0.29)	—	(0.29)	0.00
Class C
3/31/2010(g)	4.50	0.15	0.32	0.47	(0.16)	—	(0.16)	—
9/30/2009	4.24	0.31	0.26	0.57	(0.31)	—	(0.31)	0.00	(h)
9/30/2008	5.12	0.31	(0.87)	(0.56)	(0.32)	—	(0.32)	0.00
9/30/2007	5.09	0.29	0.07	0.36	(0.33)	—	(0.33)	0.00
9/30/2006	4.98	0.30	0.11	0.41	(0.30)	—	(0.30)	0.00
9/30/2005	4.83	0.29	0.15	0.44	(0.29)	—	(0.29)	0.00
Class Y
3/31/2010(g)	4.49	0.17	0.32	0.49	(0.18)	—	(0.18)	—
9/30/2009	4.24	0.34	0.25	0.59	(0.34)	—	(0.34)	0.00	(h)
9/30/2008(i)	4.87	0.22	(0.65)	(0.43)	(0.21)	—	(0.21)	0.01
INTERNATIONAL BOND FUND
Class A
3/31/2010(g)	$10.84	$0.11	$(0.32)	$(0.21)	$(0.26)	$(0.08)	$(0.34)	$—
9/30/2009	9.19	0.32	1.53	1.85	(0.20)	—	(0.20)	—
9/30/2008(j)	10.00	0.17	(0.79)	(0.62)	(0.19)	—	(0.19)	0.00	(k)
Class C
3/31/2010(g)	10.82	0.07	(0.32)	(0.25)	(0.22)	(0.08)	(0.30)	—
9/30/2009	9.18	0.24	1.53	1.77	(0.13)	—	(0.13)	—
9/30/2008(j)	10.00	0.13	(0.81)	(0.68)	(0.15)	—	(0.15)	0.01	(k)
Class Y
3/31/2010(g)	10.82	0.13	(0.33)	(0.20)	(0.27)	(0.08)	(0.35)	—
9/30/2009	9.18	0.33	1.53	1.86	(0.22)	—	(0.22)	—
9/30/2008(j)	10.00	0.18	(0.81)	(0.63)	(0.20)	—	(0.20)	0.01	(k)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (f)	Net investment income (%) (f)	Portfolio turnover rate (%)

$4.81	11.26	$69,904	1.15	1.18	7.17	20
4.49	15.97	59,944	1.15	1.28	8.82	30
4.24	(10.98)	38,577	1.15	1.40	7.01	27
5.12	8.10	32,603	1.18	1.43	6.40	41
5.09	9.39	29,069	1.31	1.48	6.70	41
4.98	10.34	25,817	1.58	1.72	6.60	42

4.82	10.82	1,443	1.90	1.92	6.38	20
4.50	15.06	1,569	1.90	2.06	8.32	30
4.25	(11.64)	2,267	1.90	2.15	6.15	27
5.13	7.21	4,201	1.94	2.18	5.63	41
5.10	8.79	7,283	2.08	2.25	6.00	41
4.98	9.29	12,034	2.33	2.47	5.85	42

4.81	10.59	19,597	1.90	1.93	6.40	20
4.50	15.37	17,827	1.90	2.03	8.09	30
4.24	(11.62)	9,945	1.90	2.15	6.32	27
5.12	7.22	5,275	1.93	2.17	5.63	41
5.09	8.58	3,457	2.07	2.23	5.96	41
4.98	9.29	3,554	2.33	2.47	5.82	42

4.80	11.17	47,596	0.90	0.90	7.33	20
4.49	16.29	105,713	0.90	0.92	8.32	30
4.24	(9.10)	3,833	0.90	1.15	8.03	27

$10.29	(1.98)	$17,659	1.10	1.47	2.14	67
10.84	20.41	8,479	1.10	2.11	3.29	91
9.19	(6.37)	1,953	1.10	2.95	2.66	60

10.27	(2.32)	6,869	1.85	2.22	1.40	67
10.82	19.58	2,955	1.85	2.93	2.56	91
9.18	(6.95)	683	1.85	3.70	1.92	60

10.27	(1.87)	8,582	0.85	1.21	2.41	67
10.82	20.73	13,049	0.85	1.92	3.53	91
9.18	(6.39)	9,981	0.85	2.48	2.74	60

(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended March 31, 2010 (Unaudited).
(h)	Effective June 1, 2009, redemption fees were eliminated.
(i)	From commencement of class operations on February 29, 2008 through September 30, 2008.
(j)	For the period February 1, 2008 (inception) through September 30, 2008.
(k)	Effective June 2, 2008, redemption fees were eliminated.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Total distributions

LIMITED TERM GOVERNMENT AND AGENCY FUND
Class A
3/31/2010(f)	$11.60	$0.12	$0.25	$0.37	$(0.15)	$(0.15)
9/30/2009	10.98	0.35	0.63	0.98	(0.36)	(0.36)
9/30/2008	11.00	0.45	0.02	0.47	(0.49)	(0.49)
9/30/2007	11.00	0.45	0.03	0.48	(0.48)	(0.48)
9/30/2006	11.09	0.39	(0.05)	0.34	(0.43)	(0.43)
9/30/2005	11.30	0.28	(0.16)	0.12	(0.33)	(0.33)
Class B
3/31/2010(f)	11.59	0.07	0.25	0.32	(0.10)	(0.10)
9/30/2009	10.97	0.26	0.63	0.89	(0.27)	(0.27)
9/30/2008	10.99	0.36	0.02	0.38	(0.40)	(0.40)
9/30/2007	10.98	0.37	0.03	0.40	(0.39)	(0.39)
9/30/2006	11.07	0.31	(0.05)	0.26	(0.35)	(0.35)
9/30/2005	11.28	0.20	(0.17)	0.03	(0.24)	(0.24)
Class C
3/31/2010(f)	11.61	0.07	0.25	0.32	(0.10)	(0.10)
9/30/2009	10.99	0.26	0.63	0.89	(0.27)	(0.27)
9/30/2008	11.00	0.36	0.03	0.39	(0.40)	(0.40)
9/30/2007	10.99	0.37	0.03	0.40	(0.39)	(0.39)
9/30/2006	11.08	0.31	(0.05)	0.26	(0.35)	(0.35)
9/30/2005	11.30	0.20	(0.18)	0.02	(0.24)	(0.24)
Class Y
3/31/2010(f)	11.64	0.13	0.25	0.38	(0.16)	(0.16)
9/30/2009	11.01	0.39	0.63	1.02	(0.39)	(0.39)
9/30/2008	11.03	0.47	0.02	0.49	(0.51)	(0.51)
9/30/2007	11.03	0.49	0.03	0.52	(0.52)	(0.52)
9/30/2006	11.13	0.43	(0.06)	0.37	(0.47)	(0.47)
9/30/2005	11.34	0.31	(0.17)	0.14	(0.35)	(0.35)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(c)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.
(d)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)	Gross expenses (%) (d)		Net investment income (%) (d)	Portfolio turnover rate (%)

$11.82	3.18	$130,211	0.90	0.99		2.00	50
11.60	9.05	118,619	0.90	0.99		3.10	77
10.98	4.29	105,047	0.92	1.07		4.04	52
11.00	4.46	108,536	0.99	1.10		4.13	45
11.00	3.20	114,180	1.04	1.09		3.57	50
11.09	1.05	141,417	1.24	1.24		2.50	93

11.81	2.80	4,118	1.65	1.74		1.28	50
11.59	8.24	4,442	1.65	1.74		2.32	77
10.97	3.52	4,532	1.67	1.82		3.29	52
10.99	3.72	6,787	1.74	1.85		3.37	45
10.98	2.36	9,952	1.79	1.84		2.79	50
11.07	0.29	15,114	1.99	1.99		1.75	93

11.83	2.79	61,746	1.65	1.74		1.26	50
11.61	8.24	50,973	1.65	1.74		2.32	77
10.99	3.62	22,711	1.66	1.83		3.29	52
11.00	3.62	5,261	1.74	1.85		3.38	45
10.99	2.46	4,230	1.79	1.84		2.81	50
11.08	0.21	5,715	1.99	1.99		1.75	93

11.86	3.30	45,200	0.65	0.74		2.22	50
11.64	9.40	28,004	0.65	0.72		3.42	77
11.01	4.55	6,577	0.67	0.72		4.28	52
11.03	4.79	4,201	0.71	0.75		4.43	45
11.03	3.43	2,461	0.74	0.74		3.89	50
11.13	1.24	2,533	1.02	1.59	(g)	2.77	93

(e)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(f)	For the six months ended March 31, 2010 (Unaudited).
(g)	Represents the total expenses prior to reduction of a portion of the class’s transfer agent expenses.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees (b)(c)

STRATEGIC INCOME FUND
Class A
3/31/2010(h)	$13.39	$0.40	$0.90	$1.30	$(0.41)	$—	$(0.41)	$—
9/30/2009	12.10	0.87	1.36	2.23	(0.86)	(0.08)	(0.94)	—
9/30/2008	15.18	0.96	(3.02)	(2.06)	(1.01)	(0.01)	(1.02)	0.00
9/30/2007	14.60	0.80	0.60	1.40	(0.82)	—	(0.82)	0.00
9/30/2006	14.17	0.71	0.53	1.24	(0.81)	—	(0.81)	0.00
9/30/2005	13.57	0.66	0.70	1.36	(0.76)	—	(0.76)	0.00
Class B
3/31/2010(h)	13.46	0.35	0.92	1.27	(0.36)	—	(0.36)	—
9/30/2009	12.16	0.79	1.36	2.15	(0.77)	(0.08)	(0.85)	—
9/30/2008	15.25	0.85	(3.04)	(2.19)	(0.89)	(0.01)	(0.90)	0.00
9/30/2007	14.66	0.69	0.60	1.29	(0.70)	—	(0.70)	0.00
9/30/2006	14.22	0.61	0.52	1.13	(0.69)	—	(0.69)	0.00
9/30/2005	13.60	0.56	0.71	1.27	(0.65)	—	(0.65)	0.00
Class C
3/31/2010(h)	13.45	0.35	0.92	1.27	(0.36)	—	(0.36)	—
9/30/2009	12.15	0.79	1.37	2.16	(0.78)	(0.08)	(0.86)	—
9/30/2008	15.24	0.85	(3.03)	(2.18)	(0.90)	(0.01)	(0.91)	0.00
9/30/2007	14.65	0.69	0.60	1.29	(0.70)	—	(0.70)	0.00
9/30/2006	14.22	0.61	0.51	1.12	(0.69)	—	(0.69)	0.00
9/30/2005	13.60	0.55	0.72	1.27	(0.65)	—	(0.65)	0.00
Class Y
3/31/2010(h)	13.38	0.41	0.91	1.32	(0.43)	—	(0.43)	—
9/30/2009	12.09	0.90	1.36	2.26	(0.89)	(0.08)	(0.97)	—
9/30/2008	15.17	1.00	(3.03)	(2.03)	(1.04)	(0.01)	(1.05)	0.00
9/30/2007	14.59	0.85	0.59	1.44	(0.86)	—	(0.86)	0.00
9/30/2006	14.17	0.76	0.51	1.27	(0.85)	—	(0.85)	0.00
9/30/2005	13.57	0.70	0.70	1.40	(0.80)	—	(0.80)	0.00
Admin Class
3/31/2010*	13.87	0.11	0.42	0.53	(0.13)	—	(0.13)	—

*	From commencement of Class operations on February 1, 2010 through March 31, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (d)(e)	Net assets, end of the period (000’s)	Net expenses (%) (f)(g)	Gross expenses (%) (f)	Net investment income (%) (f)	Portfolio turnover rate (%)

$14.28	9.86	$5,806,912	0.96	0.96	5.75	14
13.39	20.56	5,544,029	0.99	0.99	7.74	39
12.10	(14.54)	5,551,066	0.97	0.98	6.59	24
15.18	9.90	5,749,315	1.00	1.00	5.39	22
14.60	9.04	2,782,887	1.05	1.05	5.01	21
14.17	10.20	977,198	1.18	1.18	4.71	14

14.37	9.54	145,442	1.71	1.71	5.00	14
13.46	19.62	148,887	1.74	1.74	7.02	39
12.16	(15.19)	161,751	1.72	1.73	5.78	24
15.25	9.08	233,418	1.76	1.76	4.61	22
14.66	8.22	179,927	1.79	1.79	4.26	21
14.22	9.46	144,081	1.93	1.93	3.98	14

14.36	9.55	5,111,329	1.71	1.71	5.00	14
13.45	19.66	4,894,546	1.74	1.74	6.95	39
12.15	(15.19)	3,984,204	1.72	1.73	5.85	24
15.24	9.08	3,843,823	1.75	1.75	4.63	22
14.65	8.14	1,812,278	1.79	1.79	4.24	21
14.22	9.45	765,200	1.93	1.93	3.93	14

14.27	10.00	2,270,770	0.71	0.71	6.01	14
13.38	20.91	2,057,888	0.72	0.72	7.76	39
12.09	(14.34)	783,058	0.72	0.72	6.88	24
15.17	10.22	638,868	0.74	0.74	5.67	22
14.59	9.28	271,065	0.78	0.78	5.30	21
14.17	10.51	50,369	0.91	0.91	4.98	14

14.27	3.83	1	1.22	1.22	4.97	14

(e)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(h)	For the six months ended March 31, 2010 (Unaudited).

NOTES TO FINANCIAL STATEMENTS

March 31, 2010 (Unaudited)

1.  Organization.  Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Core Plus Bond Fund (the “Core Plus Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles International Bond Fund (the “International Bond Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Loomis Sayles Strategic Income Fund (the “Strategic Income Fund”)

The Funds each offer Class A, Class C and Class Y shares. Effective February 1, 2010, Strategic Income Fund began offering Admin Class shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the Prospectus.

Class A shares of all Funds except Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 4.50%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 3.00%. Class B shares do not pay a front-end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge (“CDSC”) if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge, do not convert to any other Class of shares and pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s Prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Admin Class shares are offered exclusively through intermediaries.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions that have occurred through the date the financial statements were issued, and noted no items requiring recognition in the financial statements or additional disclosure in the Notes to Financial Statements.

a.  Valuation.  Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Security Transactions and Related Investment Income.  Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Each Fund may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash or securities to or from the counterparty as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Federal and Foreign Income Taxes.  Each Trust treats each fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of March 31, 2010 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statements of Assets and Liabilities.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as foreign currency transactions, treasury inflation

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

protected bond adjustments, premium amortization, defaulted bond adjustments, paydown gains and losses, distribution redesignations, expired capital loss carryforwards and return of capital and capital gains distributions from REITS. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization accruals, forward contracts mark to market, dividends payable, securities lending collateral gain/loss adjustment, REIT basis adjustments, discount accretion on inflation-protected securities and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2009 was as follows:

	2009 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Core Plus Bond Fund	$12,015,697	$—	$12,015,697
High Income Fund	7,740,530	—	7,740,530
International Bond Fund	334,030	—	334,030
Limited Term Government and Agency Fund	5,789,887	—	5,789,887
Strategic Income Fund	725,851,869	52,952,003	778,803,872

Differences between these amounts and those reported in the Statements of Changes in Net Assets, if any, are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2009, the capital loss carryforwards and post-October losses were as follows:

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund	Strategic Income Fund
Capital loss carryforward:
Expires September 30, 2010	$(19,393,733)	$(26,826,634)	$—	$—	$—
Expires September 30, 2014	(181,728)	—	—	(1,425,832)	—
Expires September 30, 2015	—	—	—	(4,336,746)	—
Expires September 30, 2016	—	—	—	(100,316)	—
Expires September 30, 2017	—	(33,112)	—	—	(45,672,245)

Total capital loss carryforward	$(19,575,461)	$(26,859,746)	$—	$(5,862,894)	$(45,672,245)

Deferred net capital losses (post-October 2008)	$(129,243)	$(2,276,152)	$(45,041)	$(83,587)	$(552,853,501)

g.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

h.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

As of March 31, 2010, there were no securities on loan. Excess collateral in the amount of $2,993,578 related to terminated loans with a bankrupt borrower, is held by State Street Bank on behalf of Strategic Income Fund. This amount is expected to be returned to the bankruptcy administrator before the end of the Fund’s fiscal year at September 30, 2010.

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

i.  Delayed Delivery Commitments.  Purchases of delayed delivery instruments may have a similar effect on a Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. The price of the underlying instruments and the date when they will be paid for are fixed at the time the transaction is negotiated. If a Fund enters into such a transaction, collateral consisting of liquid securities or cash and cash equivalents will be maintained in an amount at least equal to the commitment with the custodian and/or broker. Losses may arise due to changes in the market value of the underlying instruments or if the counterparty does not perform under the contract.

j.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs for situations where quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2010, at value:

Core Plus Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
ABS Car Loan	$—	$5,245,337	$1,139,886	$6,385,223
All Other Bonds and Notes(a)	—	307,163,993	—	307,163,993

Total Bonds and Notes	—	312,409,330	1,139,886	313,549,216

Preferred Stocks
Banking	—	405,517	—	405,517
Thrift & Mortgage Finance	238,080	5,334	—	243,414

Total Preferred Stocks	238,080	410,851	—	648,931

Short-Term Investments	—	9,668,568	—	9,668,568

Total	$238,080	$322,488,749	$1,139,886	$323,866,715

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Wirelines	$—	$9,217,796	$261,812	$9,479,608
All Other Non-Convertible Bonds(a)	—	82,222,033	—	82,222,033

Total Non-Convertible Bonds	—	91,439,829	261,812	91,701,641

Convertible Bonds(a)	—	25,152,031	—	25,152,031

Total Bonds and Notes	—	116,591,860	261,812	116,853,672

Bank Loans(a)	—	1,462,757	—	1,462,757

Preferred Stocks
Convertible Preferred Stocks
Automotive	20,880	—	—	20,880
All Other Convertible Preferred Stocks(a)	—	2,562,221	—	2,562,221

Total Convertible Preferred Stocks	20,880	2,562,221	—	2,583,101

Non-Convertible Preferred Stocks
Banking	—	208,857	—	208,857
Thrifts & Mortgage Finance	21,085	24,718	—	45,803

Total Non-Convertible Preferred Stocks	21,085	233,575	—	254,660

Total Preferred Stocks	41,965	2,795,796	—	2,837,761

Common Stocks(a)	1,158,331	—	—	1,158,331
Closed-End Investment Companies	40,299	—	—	40,299
Short-Term Investments	—	14,324,664	—	14,324,664

Total	$1,240,595	$135,175,077	$261,812	$136,677,484

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

International Bond Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds	$—	$31,683,819	$—	$31,683,819
Convertible Bonds	—	226,912	—	226,912

Total Bonds and Notes	—	31,910,731	—	31,910,731

Short-Term Investments	—	391,292	—	391,292

Total Investments	—	32,302,023	—	32,302,023

Forward Foreign Currency Contracts (unrealized appreciation)	—	19,322	—	19,322

Total	$—	$32,321,345	$—	$32,321,345

Liability Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$ (49,537)	$—	$ (49,537)

(a)	Major categories of the Fund’s investments and forward foreign currency contracts are included in the Portfolio of Investments.

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Bonds and Notes	$—	$232,137,551	$—	$232,137,551
Short-Term Investments	—	12,283,566	—	12,283,566

Total	$—	$244,421,117	$—	$244,421,117

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

Strategic Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Chemicals	$—	$109,345,678	$16,744,640	$126,090,318
Non-Captive Diversified	—	1,057,805,597	3,160,500	1,060,966,097
Property & Casualty Insurance	—	39,751,465	4,134,400	43,885,865
All Other Non-Convertible Bonds(a)	—	9,753,520,997	—	9,753,520,997

Total Non-Convertible Bonds	—	10,960,423,737	24,039,540	10,984,463,277

Convertible Bonds(a)	—	1,059,272,094	—	1,059,272,094
Municipals(a)	—	147,144,317	—	147,144,317

Total Bonds and Notes	—	12,166,840,148	24,039,540	12,190,879,688

Bank Loans(a)	—	82,117,158	—	82,117,158
Common Stocks(a)	404,763,845	—	—	404,763,845

Preferred Stocks
Convertible Preferred Stocks
Automotive	68,515,214	—	—	68,515,214
Capital Markets	—	7,400,003	—	7,400,003
Commercial Banks	5,796,541	—	—	5,796,541
Diversified Consumer Services	3	—	—	3
Diversified Financial Services	—	22,752,261	—	22,752,261
Electric Utilities	—	17,197,323	3,770,375	20,967,698
Machinery	—	5,557,791	—	5,557,791
Oil, Gas & Consumable Fuels	4,349,912	5,960,453	—	10,310,365
REITs	—	772,870	—	772,870
Semiconductors & Semiconductor Equipment	—	25,726,720	—	25,726,720

Total Convertible Preferred Stocks	78,661,670	85,367,421	3,770,375	167,799,466

Non-Convertible Preferred Stocks
Banking	—	28,139,221	—	28,139,221
Diversified Financial Services	727,300	—	—	727,300
Electric Utilities	—	29,033	—	29,033
REITs	5,613,235	1,688,269	—	7,301,504
Software	—	26,154,375	—	26,154,375
Thrifts & Mortgage Finance	15,368,004	11,308,192	—	26,676,196

Total Non-Convertible Preferred Stocks	21,708,539	67,319,090	—	89,027,629

Total Preferred Stocks	100,370,209	152,686,511	3,770,375	256,827,095

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

Strategic Income Fund

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total
Closed-End Investment Companies	$33,925,659	$—	$—	$33,925,659
Warrants(a)	—	—	6,493,251	6,493,251
Short-Term Investments	—	134,475,262	—	134,475,262

Total	$539,059,713	$12,536,119,079	$34,303,166	$13,109,481,958

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of March 31, 2010:

Core Plus Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into/(out of) Level 3	Balance as of March 31, 2010
Bonds and Notes
ABS Car Loan	$—	$—	$—	$2	$1,139,884	$—	$1,139,886

Total	$—	$—	$—	$2	$1,139,884	$—	$1,139,886

High Income Fund Asset Valuation Inputs
Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into/(out of) Level 3	Balance as of March 31, 2010
Bonds and Notes
Non-Convertible Bonds
Collateralized Mortgage Obligations	$389,767	$—	$22,453	$21,542	$(86,486)	$(347,276)	$—
Non-Captive Consumer	497,545	6,240	—	18,423	—	(522,208)	—
Non-Captive Diversified	478,858	10,328	—	43,686	62,519	(595,391)	—
Supranational	678,290	52,237	—	162,683	677,555	(1,570,765)	—
Technology	900,000	3,158	—	127,344	—	(1,030,502)	—
Wirelines	970,125	4,195	—	51,307	(961,181)	197,366	261,812
Convertible Bonds
Technology	196,560	3,054	2,771	7,975	(28,000)	(182,360)	—
Wirelines	863,900	1,197	—	108,828	—	(973,925)	—

Total	$4,975,045	$80,409	$25,224	$541,788	$(335,593)	$(5,025,061)	$261,812

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

International Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into/(out of) Level 3	Balance as of March 31, 2010
Bonds and Notes
Non-Convertible Bonds
Ireland	$98,563	$57	$(1,861)	$147	$(96,906)	$—	$—
Supranational	67,829	3,052	—	11,791	—	(82,672)	—

Total	$166,392	$3,109	$(1,861)	$11,938	$(96,906)	$(82,672)	$—

Limited Term Government and Agency Fund Asset Valuation Inputs
Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into/(out of) Level 3	Balance as of March 31, 2010
Bonds and Notes
ABS Home Equity	$538,786	$—	$(141,942)	$457,162	$(854,006)	$—	$—

Total	$538,786	$—	$(141,942)	$457,162	$(854,006)	$—	$—

Strategic Income Fund Asset Valuation Inputs
Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into/(out of) Level 3	Balance as of March 31, 2010
Bonds and Notes
Non-Convertible Bonds
Airlines	$6,940,852	$—	$51,499	$1,116,416	$(321,869)	$(7,786,898)	$—
Automotive	2,526,146	17,881	—	87,398	—	(2,631,425)	—
Chemicals	23,203,580	91,767	—	6,242,278	—	(12,792,985)	16,744,640
Diversified Manufacturing	20,732,656	167,154	—	1,008,952	606,371	(22,515,133)	—
Electric	4,708,532	(38,289)	100,503	(20,972)	(3,612,014)	(1,137,760)	—
Non-Captive Consumer	4,129,285	2,274	—	202,411	—	(4,333,970)	—
Non-Captive Diversified	4,017,538	129,079	—	1,239,834	723,435	(2,949,386)	3,160,500
Property & Casualty Insurance	—	1,678	—	1,457,522	—	2,675,200	4,134,400
Supranational	30,455,245	—	—	7,041,221	3,839,476	(41,335,942)	—
Technology	225,000	790	—	31,836	—	(257,626)	—
Convertible Bonds
Technology	3,394,300	35,254	28,704	174,512	(489,000)	(3,143,770)	—
Wirelines	57,319,500	79,390	—	7,220,735	—	(64,619,625)	—
Preferred Stocks
Convertible Preferred Stocks
Electric Utilities	3,770,375	—	—	—	—	—	3,770,375
REITs	491,050	—	—	281,820	—	(772,870)	—
Warrants
Pharmaceuticals	—	—	—	6,493,251	—	—	6,493,251

Total	$161,914,059	$486,978	$180,706	$32,577,214	$746,399	$(161,602,190)	$34,303,166

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Funds currently use include forward foreign currency contracts.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the six months ended March 31, 2010, High Income Fund engaged in forward foreign currency contract transactions for hedging purposes. During this same period, International Bond Fund engaged in forward foreign currency contract transactions for hedging purposes and to gain exposure to foreign currencies.

Each Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts. These agreements contain contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such contingent features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value.

Transactions in derivative instruments for High Income Fund during the six months ended March 31, 2010, were as follows:

Realized Gain (Loss)	Forwards
Foreign exchange contracts	$(12,761)

Statements of Operations Location	Included in Net realized gain (loss) on foreign currency transactions

Change in Unrealized Appreciation (Depreciation)	Forwards
Foreign exchange contracts	$12,761

Statements of Operations Location	Included in Net change in unrealized appreciation (depreciation) on foreign currency translations

The following is a summary of derivative instruments for International Bond Fund, as of March 31, 2010:

Asset Derivatives	Forwards
Foreign exchange contracts	$19,322

Statements of Assets and Liabilities Location	Unrealized appreciation on forward foreign currency contracts

Liability Derivatives	Forwards
Foreign exchange contracts	$(49,537)

Statements of Assets and Liabilities Location	Unrealized depreciation on forward foreign currency contracts

Transactions in derivative instruments for International Bond Fund during the six months ended March 31, 2010, were as follows:

Realized Gain (Loss)	Forwards
Foreign exchange contracts	$66,102

Statements of Operations Location	Included in Net realized gain (loss) on foreign currency transactions

Change in Unrealized Appreciation (Depreciation)	Forwards
Foreign exchange contracts	$(95,421)

Statements of Operations Location	Included in Net change in unrealized appreciation (depreciation) on foreign currency translations

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

Volume of derivative activity for High Income Fund and International Bond Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the six months ended March 31, 2010:

Percentage of Net Assets
High Income Fund	Forwards*
Average Notional Amount Outstanding	0.14%
Highest Notional Amount Outstanding	0.00%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of March 31, 2010	0.00%

International Bond Fund	Forwards
Average Notional Amount Outstanding	14.91%
Highest Notional Amount Outstanding	18.18%
Lowest Notional Amount Outstanding	10.04%
Notional Amount Outstanding as of March 31, 2010	14.83%

* Forward foreign currency contracts outstanding at September 30, 2009 were closed during the first month of the period and are included in average notional amount outstanding.

5.  Purchases and Sales of Securities.  For the six months ended March 31, 2010, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government and Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Plus Bond Fund	$50,136,655	$76,361,036	$136,911,663	$52,916,062
High Income Fund	—	173,431	30,848,390	94,075,955
International Bond Fund	4,307,843	4,313,610	27,049,378	14,774,910
Limited Term Government and Agency Fund	91,313,702	86,654,519	45,474,297	22,783,942
Strategic Income Fund	162,676,309	—	1,611,826,374	1,703,346,108

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $100 million	Next $1.8 billion	Next $13 billion	Over $15 billion
Core Plus Bond Fund	0.2500%	0.1875%	0.1875%	0.1875%	0.1875%
High Income Fund	0.6000%	0.6000%	0.6000%	0.6000%	0.6000%
International Bond Fund	0.6000%	0.6000%	0.6000%	0.6000%	0.6000%
Limited Term Government and Agency Fund	0.5000%	0.5000%	0.5000%	0.5000%	0.5000%
Strategic Income Fund	0.6500%	0.6500%	0.6000%	0.5500%	0.5400%

Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), serves as the advisory administrator to Core Plus Bond Fund. Under the terms of the advisory administration agreement, the Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Over $100 million
Core Plus Bond Fund	0.2500%	0.1875%

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

Management and advisory administration fees are presented in the Statements of Operations as management fees.

Loomis Sayles has given binding undertakings to the Funds to reduce management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2011 and will be reevaluated on an annual basis. Management fee payables, as reflected on the Statements of Assets and Liabilities, are net of fee reductions and/or expense reimbursements, if any, pursuant to these undertakings.

For the six months ended March 31, 2010, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y	Admin Class

Core Plus Bond Fund	0.90%	1.65%	1.65%	0.65%	—
High Income Fund	1.15%	1.90%	1.90%	0.90%	—
International Bond Fund	1.10%	—	1.85%	0.85%	—
Limited Term Government and Agency Fund	0.90%	1.65%	1.65%	0.65%	—
Strategic Income Fund	1.25%	2.00%	2.00%	1.00%	1.50%

Loomis Sayles and Natixis Advisors have agreed to equally bear the fee reductions and/or expense reimbursements for the Core Plus Bond Fund.

Loomis Sayles (and Natixis Advisors for Core Plus Bond Fund) shall be permitted to recover expenses borne under the expense limitation agreements (whether through reduction of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fees/expenses were reduced.

For the six months ended March 31, 2010, the management fees and reductions of management fees for each Fund were as follows:

Fund	Gross Management Fees	Reductions of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net

Core Plus Bond Fund	$313,076	$—	$313,076	0.208%	0.208%
High Income Fund	509,792	12,142	497,650	0.600%	0.586%
International Bond Fund	91,121	55,220	35,901	0.600%	0.236%
Limited Term Government and Agency Fund	560,201	99,174	461,027	0.500%	0.411%
Strategic Income Fund	36,112,550	—	36,112,550	0.560%	0.560%

[1]	Management fee reductions are subject to possible recovery until September 30, 2011.

For the six months ended March 31, 2010, the advisory administration fees for Core Plus Bond Fund were as follows:

Advisory Administration Fee	Percentage of Average Daily Net Assets
$ 313,076	0.208%

For the six months ended March 31, 2010, expense reimbursements related to the prior fiscal year were recovered as follows:

	Recovered Expenses
Fund	Class A	Class B	Class C	Class Y	Total

Core Plus Bond Fund	$1,597	$82	$827	$409	$2,915

Certain officers and directors of Loomis Sayles and Natixis Advisors are also Trustees of the Funds. Loomis Sayles and Natixis Advisors are both limited partnerships indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

For the six months ended March 31, 2010, each Fund paid the following for administrative fees to Natixis Advisors:

Fund	Administrative Fees
Core Plus Bond Fund	$72,863
High Income Fund	41,184
International Bond Fund	7,360
Limited Term Government and Agency Fund	54,298
Strategic Income Fund	3,133,800

c.  Service and Distribution Fees.   Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”), and the Strategic Income Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Class A Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the respective Class B (if applicable) and Class C Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by Natixis Distributors in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the respective Class B (if applicable) and Class C Plans, each Fund pays Natixis Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Class B (if applicable) and Class C shares.

Under the Admin Class Plan, the Strategic Income Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to Investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Strategic Income Fund may pay Natixis Distributors an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the six months ended March 31, 2010 the Funds paid the following service and distribution fees:

	Service Fees					Distribution Fees
	Class A	Class B	Class C	Admin Class		Class B	Class C	Admin Class
Core Plus Bond Fund	$193,475	$7,780	$116,293	$—		$23,339	$348,880	$—
High Income Fund	82,471	1,893	23,404	—		5,677	70,210	—
International Bond Fund	16,636	—	7,533	—		—	22,600	—
Limited Term Government and Agency Fund	158,362	5,294	70,064	—		15,883	210,191	—
Strategic Income Fund	7,068,933	183,195	6,238,982	—	(a)	549,583	18,716,948	—	(a)

(a)	Amount is less than $1.

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally are a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the six months ended March 31, 2010, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations.

Fund	Sub-Transfer Agent Fees
Core Plus Bond Fund	$104,138
High Income Fund	78,391
International Bond Fund	2,845
Limited Term Government and Agency Fund	46,545
Strategic Income Fund	4,015,021

e.  Commissions.  The Funds have been informed that commissions (including CDSCs) on Fund shares retained by Natixis Distributors during the six months ended March 31, 2010 were as follows:

Fund	Commissions
Core Plus Bond Fund	$186,018
High Income Fund	28,518
International Bond Fund	47,660
Limited Term Government and Agency Fund	108,321
Strategic Income Fund	3,768,767

f.  Trustees Fees and Expenses.   The Funds do not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. Effective January 1, 2010, the Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments received a one-time fee of $10,000. The ad hoc Committee on Alternative Investments is not a standing committee. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2010, the Chairperson of the Board received a retainer fee at the annual rate of $200,000. The Chairperson did not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attended. Each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also received a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attended in person and $3,750 for each meeting of the Board of Trustees that he or she attended telephonically. In addition, each committee chairman received an additional retainer fee at an annual rate of $10,000. Each Contract Review and Governance Committee member was compensated $5,000 for each Committee meeting that he or she attended in person and $2,500 for each meeting that he or she attended telephonically. Each Audit Committee member was compensated $6,250 for each Committee meeting that he or she attended in person and $3,125 for each meeting that he or she attended telephonically.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

g.  Payments by Affiliates.  For the six months ended March 31, 2010, Loomis Sayles reimbursed the Strategic Income Fund $76,238 for losses incurred in connection with a trading error.

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 10, 2010, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the six months ended March 31, 2010, the Funds had no borrowings under these agreements.

8.  Concentration of Risk.  International Bond Fund is a non-diversified fund. Compared with diversified mutual funds, the International Bond Fund may invest a greater percentage of its assets in a particular country. Therefore, the International Bond Fund’s returns could be significantly affected by the performance of any one of the small number of countries in its portfolio.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. Government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. Government.

9.  Concentration of Ownership.  At March 31, 2010, the Loomis Sayles Employees’ Profit Sharing Retirement Plan held 23,063 shares of beneficial interest of Limited Term Government and Agency Fund and Natixis US owned shares equating to 18.75% of International Bond Fund’s net assets.

10.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
Core Plus Bond Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	3,067,695	$36,793,975	5,053,473	$54,649,921
Issued in connection with the reinvestment of distributions	263,518	3,154,462	515,393	5,579,642
Redeemed	(1,920,885)	(23,079,926)	(4,737,622)	(51,103,206)

Net change	1,410,328	$16,868,511	831,244	$9,126,357

Class B
Issued from the sale of shares	36,046	$432,842	72,713	$778,608
Issued in connection with the reinvestment of distributions	9,146	109,781	28,331	305,872
Redeemed	(181,845)	(2,184,667)	(504,102)	(5,425,057)

Net change	(136,653)	$(1,642,044)	(403,058)	$(4,340,577)

Class C
Issued from the sale of shares	2,956,291	$35,465,305	5,539,383	$59,909,721
Issued in connection with the reinvestment of distributions	75,920	909,491	82,284	901,682
Redeemed	(1,088,541)	(13,084,582)	(1,683,762)	(18,156,728)

Net change	1,943,670	$23,290,214	3,937,905	$42,654,675

Class Y
Issued from the sale of shares	2,393,755	$28,833,350	2,459,788	$27,430,717
Issued in connection with the reinvestment of distributions	44,900	540,633	63,520	692,382
Redeemed	(995,437)	(12,018,162)	(1,576,971)	(16,945,061)

Net change	1,443,218	$17,355,821	946,337	$11,178,038

Increase (decrease) from capital share transactions	4,660,563	$55,872,502	5,312,428	$58,618,493

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

10.  Capital Shares (continued).

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
High Income Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	4,281,291	$20,088,342	9,902,651	$37,553,280
Issued in connection with the reinvestment of distributions	409,977	1,909,509	702,667	2,621,142
Redeemed	(3,489,077)	(16,356,008)	(6,362,694)	(24,378,951)

Net change	1,202,191	$5,641,843	4,242,624	$15,795,471

Class B
Issued from the sale of shares	17,982	$83,679	22,526	$84,592
Issued in connection with the reinvestment of distributions	7,737	36,046	21,555	78,355
Redeemed	(74,608)	(347,970)	(229,184)	(845,267)

Net change	(48,889)	$(228,245)	(185,103)	$(682,320)

Class C
Issued from the sale of shares	862,143	$4,027,332	2,411,038	$9,092,790
Issued in connection with the reinvestment of distributions	78,136	364,286	155,802	577,576
Redeemed	(830,627)	(3,874,502)	(949,303)	(3,508,124)

Net change	109,652	$517,116	1,617,537	$6,162,242

Class Y
Issued from the sale of shares	4,273,201	$19,873,256	22,731,680	$88,407,570
Issued in connection with the reinvestment of distributions	619,703	2,865,579	650,415	2,696,934
Redeemed	(18,529,000)	(86,836,641)	(740,730)	(3,068,585)

Net change	(13,636,096)	$(64,097,806)	22,641,365	$88,035,919

Increase (decrease) from capital share transactions	(12,373,142)	$(58,167,092)	28,316,423	$109,311,312

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
International Bond Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	1,173,859	$12,549,232	672,013	$6,666,998
Issued in connection with the reinvestment of distributions	22,686	238,157	5,103	49,865
Redeemed	(262,835)	(2,830,351)	(107,505)	(999,973)

Net change	933,710	$9,957,038	569,611	$5,716,890

Class C
Issued from the sale of shares	455,725	$4,956,671	238,418	$2,461,614
Issued in connection with the reinvestment of distributions	4,370	45,831	670	6,563
Redeemed	(64,199)	(672,311)	(40,421)	(390,729)

Net change	395,896	$4,330,191	198,667	$2,077,448

Class Y
Issued from the sale of shares	321,631	$3,471,886	148,246	$1,536,076
Issued in connection with the reinvestment of distributions	31,997	336,749	24,645	234,656
Redeemed	(724,001)	(7,686,107)	(54,815)	(509,028)

Net change	(370,373)	$(3,877,472)	118,076	$1,261,704

Increase (decrease) from capital share transactions	959,233	$10,409,757	886,354	$9,056,042

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

10.  Capital Shares (continued).

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	4,708,910	$55,242,284	8,687,955	$97,183,574
Issued in connection with the reinvestment of distributions	97,005	1,136,421	242,614	2,733,365
Redeemed	(4,016,538)	(47,152,830)	(8,273,983)	(93,400,549)

Net change	789,377	$9,225,875	656,586	$6,516,390

Class B
Issued from the sale of shares	33,730	$394,746	130,399	$1,438,679
Issued in connection with the reinvestment of distributions	2,462	28,800	7,515	84,528
Redeemed	(70,755)	(827,220)	(167,898)	(1,871,502)

Net change	(34,563)	$(403,674)	(29,984)	$(348,295)

Class C
Issued from the sale of shares	1,972,537	$23,120,590	6,162,236	$68,267,485
Issued in connection with the reinvestment of distributions	19,247	225,584	42,444	479,083
Redeemed	(1,163,354)	(13,639,930)	(3,881,272)	(43,578,196)

Net change	828,430	$9,706,244	2,323,408	$25,168,372

Class Y
Issued from the sale of shares	2,748,448	$32,332,750	2,463,987	$28,003,881
Issued in connection with the reinvestment of distributions	13,227	155,624	14,127	160,181
Redeemed	(1,356,477)	(15,978,780)	(668,533)	(7,560,045)

Net change	1,405,198	$16,509,594	1,809,581	$20,604,017

Increase (decrease) from capital share transactions	2,988,442	$35,038,039	4,759,591	$51,940,484

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

10.  Capital Shares (continued).

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
Strategic Income Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	56,218,087	$778,170,863	197,022,094	$2,182,492,582
Issued in connection with the reinvestment of distributions	10,162,335	140,306,622	27,449,011	301,119,073
Redeemed	(73,970,828)	(1,023,343,406)	(269,140,105)	(2,956,389,363)

Net change	(7,590,406)	$(104,865,921)	(44,669,000)	$(472,777,708)

Class B
Issued from the sale of shares	106,779	$1,482,515	498,498	$5,392,143
Issued in connection with the reinvestment of distributions	134,127	1,861,856	443,741	4,856,521
Redeemed	(1,177,001)	(16,353,800)	(3,184,682)	(35,016,126)

Net change	(936,095)	$(13,009,429)	(2,242,443)	$(24,767,462)

Class C
Issued from the sale of shares	31,487,862	$437,439,812	123,246,746	$1,377,861,744
Issued in connection with the reinvestment of distributions	4,341,729	60,244,405	11,167,692	123,558,637
Redeemed	(43,619,682)	(606,102,482)	(98,406,847)	(1,085,168,243)

Net change	(7,790,091)	$(108,418,265)	36,007,591	$416,252,138

Class Y
Issued from the sale of shares	34,386,943	$476,337,708	132,053,741	$1,485,053,461
Issued in connection with the reinvestment of distributions	1,670,606	23,062,883	2,940,277	33,107,757
Redeemed	(30,793,045)	(425,378,324)	(45,930,609)	(513,425,165)

Net change	5,264,504	$74,022,267	89,063,409	$1,004,736,053

Admin Class*
Issued from the sale of shares	72	$1,002	—	$—
Issued in connection with the reinvestment of distributions	1	9	—	—
Redeemed	—	—	—	—

Net change	73	$1,011	—	$—

Increase (decrease) from capital share transactions	(11,052,015)	$(152,270,337)	78,159,557	$923,443,021

*	From commencement of Class operations on February 1, 2010 through March 31, 2010.

EQUITY FUNDS

SEMIANNUAL

March 31, 2010

Loomis Sayles Disciplined Equity Fund

Loomis Sayles Global Markets Fund

Loomis Sayles Growth Fund

Loomis Sayles Mid Cap Growth Fund

Loomis Sayles Value Fund

Management Discussion and Performance page 1

Portfolio of Investments page 15

Financial Statements page 33

LOOMIS SAYLES DISCIPLINED EQUITY FUND

PORTFOLIO PROFILE

Objective:

Long-term growth of capital

Strategy:

Invests primarily in equity securities, including common stocks, convertible securities, and warrants; focuses on stocks of large-capitalization companies, but may invest in companies of any size

Fund Inception:

July 31, 2000

Managers:

Maureen G. Depp, CFA

Brian James, CFA

Loomis, Sayles & Company, L.P.

Symbols:

Class A	LSRRX
Class B	LSCBX
Class C	LSCCX
Class Y	LISRX

What You Should Know:

Growth stocks are generally more sensitive to market movements than value stocks. The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

Equities generally marched ahead during the six months ended March 31, 2010, sustaining a rally that began in early 2009. The period began with the stock market producing solid gains in the final three months of 2009. While the rally paused during the first two months of 2010, signs of an improving economy increased investors’ appetite for risk in March and the rally returned. Gains in equity prices tended to be broad-based, with economically-sensitive sectors producing the best relative returns while defensive areas lagged.

For the six months ended March 31, 2010, Class A shares of Loomis Sayles Disciplined Equity Fund returned 9.57%. During the same period, the fund’s benchmark, the S&P 500 Index, returned 11.75%, while funds in Morningstar’s Large Growth category returned an average 11.38%.

WHAT WAS THE PRIMARY REASON FOR THE FUND’S UNDERPERFORMANCE?

The fund essentially matched the S&P 500 Index during the final three months of 2009, but lost ground during the first quarter of 2010. The primary reason for this underperformance was our emphasis on valuation and company quality – as reflected by factors such as balance sheet strength – during a period in which higher-risk, “momentum” stocks tended to turn in the strongest relative performance. In addition, individual stock selection, particularly in the energy and consumer staples sectors, held back overall results. During the period, we introduced the use of trading in call options – a form of equity derivatives – to manage risk and generate yield. The performance of these trades was in line with the fund’s overall results.

WHICH FACTORS CONTRIBUTED POSITIVELY TO FUND PERFORMANCE?

Holdings in the information technology, utilities and industrials sectors all helped support performance. Aided by a global economic expansion, technology companies experienced rebounding sales and increasing merger-and-acquisition activity. The sector’s solid balance sheets also attracted investors. Within the information technology group, Oracle, Apple and Hewlett-Packard did especially well. Software company Oracle successfully completed its acquisition of Sun Microsystems, while Apple enjoyed strong sales of its iPhone and personal computer products. Hewlett-Packard, meanwhile, saw steady gains in personal computers and corporate enterprise spending. Our success in utilities came from a decision to protect the fund against the threat of declining power prices. The top individual utility investment was Constellation Energy, which traded at a discounted price at the start of the period and outperformed the overall utilities sector due to specific business catalysts.

WHICH FACTORS DETRACTED FROM THE FUND’S RESULTS?

Our investments in the energy and consumer staples sectors did not help performance. In energy, we did not invest early enough in two of the better-performing stocks, Anadarko Petroleum (sold from the portfolio), an independent exploration and production company, and Williams Companies, a natural gas corporation. In the same sector, positions in Marathon Oil, Pride International and Transocean also lagged. Pride was sold. Poor performance among the fund’s consumer staples holdings in the fourth quarter of 2009 held back results for the entire period. Disappointing staples positions included Whole Foods Market, Dr. Pepper Snapple, Avon Products and SUPERVALU. For the fund as a whole, the most notable individual detractors included QUALCOMM, a technology company whose share price fell after reporting disappointing quarterly results, and Owens-Illinois, a glass manufacturer affected by slumping sales. All of these poor performers were sold.

WHAT IS YOUR OUTLOOK?

We believe the stock market has the potential to produce positive returns over the next 12 months, although overall gains may be modest and interrupted by periodic reversals. Corporate cost-cutting programs have been responsible for most of the earnings growth that has occurred up until now. We believe the economy has stabilized, setting the stage for revenue improvements that can drive future profit growth. However, improved earnings also can trigger talk of higher interest rates, which, in turn, could restrain overall market performance.

1

LOOMIS SAYLES DISCIPLINED EQUITY FUND

Investment Results through March 31, 2010

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,6

Average Annual Total Returns — March 31, 20106

	6 MONTHS	1 YEAR	5 YEARS	SINCE FUND INCEPTION
CLASS A (Inception 11/30/01)[1]
Net Asset Value[2]	9.57%	42.53%	2.26%	-0.30%
With Maximum Sales Charge[3]	3.25	34.24	1.05	-0.90

CLASS B (Inception 9/12/03)[1]
Net Asset Value[2]	9.12	41.34	1.46	-1.11
With CDSC[4]	4.12	36.34	1.16	-1.11

CLASS C (Inception 9/12/03)[1]
Net Asset Value[2]	9.05	41.36	1.43	-1.15
With CDSC[4]	8.05	40.36	1.43	-1.15

CLASS Y (Inception 7/31/00)
Net Asset Value[2]	9.82	42.81	2.61	0.03

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	SINCE FUND INCEPTION[5]
S&P 500 Index	11.75%	49.77%	1.92%	-0.24%
Morningstar Large Growth Fund Avg.	11.38	48.34	2.93	-1.94

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com.

Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	3/31/10	9/30/09
Common Stocks	96.3	97.4
Short-Term Investments and Other	3.7	2.6

	% of Net Assets as of
TEN LARGEST HOLDINGS	3/31/10	9/30/09
Oracle Corp.	4.8	2.5
Hewlett-Packard Co.	4.0	2.2
Microsoft Corp.	3.8	—
Google, Inc., Class A	3.3	1.7
Apple, Inc.	3.3	3.2
Merck & Co., Inc.	3.0	1.2
WellPoint, Inc.	2.9	—
Transocean Ltd.	2.8	—
Whirlpool Corp.	2.8	—
Pfizer, Inc.	2.8	2.4

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	3/31/10	9/30/09
Computers & Peripherals	9.7	7.1
Software	8.6	3.5
Pharmaceuticals	7.3	5.7
Health Care Providers & Services	6.5	3.2
Oil, Gas & Consumable Fuels	6.2	10.1

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[7]	Net Expense Ratio[8]
A	1.78%	1.25%
B	2.49	2.00
C	2.51	2.00
Y	1.38	1.00

NOTES TO CHARTS

See page 11 for a description of the indices.

[1]

Prior to 9/15/03, performance of Class A shares is that of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales load of Class A shares. Prior to the inception of Retail Class shares (11/30/01) performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class A shares. Prior to the inception of Class B and C shares (9/12/03), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class B and C shares. The fund revised its investment strategies on 10/1/09; performance may have been different had the current investment strategies been in place for all periods shown.

[2]	Does not include a sales charge.
[3]	Includes maximum sales charge of 5.75%.
[4]

Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[5]	The since-inception performance comparisons shown are calculated from 8/1/00.
[6]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[7]	Before reductions and reimbursements.
[8]	After reductions and reimbursements. Expense reductions are contractual and are set to expire 1/31/11.

2

LOOMIS SAYLES GLOBAL MARKETS FUND

PORTFOLIO PROFILE

Objective:

Seeks high total return through a combination of capital appreciation and current income

Strategy:

Invests primarily in equity and fixed-income securities of U.S. and foreign issuers, including securities of issuers located in emerging markets

Fund Inception:

May 1, 1996

Managers:

Mark Baribeau, CFA

Dan Fuss, CFA, CIC

Warren Koontz, CFA, CIC

David Rolley, CFA

Loomis, Sayles &     Company, L.P.

Symbols:

Class A	LGMAX
Class C	LGMCX
Class Y	LSWWX

What You Should Know:

The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment.

Management Discussion

Equity markets around the world delivered solid returns during the six months ended March 31, 2010, as a global economic recovery continued to gain traction. Global bond markets produced uneven results. Sectors exposed to credit risk benefited from improved economic conditions. However, the longer-maturity sovereign debt of eurozone countries lost ground under a cloud of debt problems, and Japan’s bond market also suffered.

In this environment, Class A shares of Loomis Sayles Global Markets Fund returned 10.28%, for the six months ended March 31, 2010. For the same period, the fund’s primary benchmark, the MSCI World Index (common stocks from developed countries around the world) returned 7.67% while its secondary benchmark, Citigroup World Government Bond Index (government bonds issued in the United States and other developed countries) returned -3.23%. The average return on the funds in Morningstar’s World Allocation category was 5.38%. Both the equity and bond portions of the fund performed well for the period, reflecting strong markets for U.S. dollar-denominated bonds and vigorous gains in the stock market.

WHAT WAS THE PRIMARY REASON FOR THE FUND’S OUTPERFORMANCE?

Security selection on both the bond and stock sides generally accounted for the fund’s performance advantage over the index and peer group average. Sector and currency allocations in fixed-income gave the fund a comfortable edge over these comparative measures during the period.

WHICH FACTORS POSITIVELY CONTRIBUTED TO THE FUND’S PERFORMANCE?

Within the equity portion of the portfolio, consumer discretionary and information technology stocks performed particularly well during the period. Priceline.com and Amazon.com were among the fund’s top performers. Amazon benefited from expanded product offerings, including the Kindle digital reader. Priceline was up after the company beat its own earnings estimates. Apple was another solid performer as the company recently reported its best quarter ever.

During the period, we continued to focus on strong, fundamentally-driven opportunities around the world. We added to positions in companies with improving earnings outlooks as we trimmed or eliminated holdings showing signs of weakness. The most notable change in our sector weights was a reduction in financial stocks.

Within the bond portion of the portfolio, security selection and country allocations were positives. High-yield corporate issues denominated in U.S. dollars were among the best performers, and an overweight in this area helped. We kept our focus on shorter-maturity, high-yield corporate bonds to keep yield in the higher ranges until securities with longer maturities offer better value. Emerging markets also benefited returns.

WHICH FACTORS DETRACTED FROM THE FUND’S RESULTS?

Some disappointing industrial stocks detracted from performance. Highly regarded Spanish wind turbine manufacturer Gamesa fell on weakness in the turbine market. Volvo shares declined when the company reported a drop in sales late in 2009 and an anticipated improvement in volume appeared to stall out. Piraeus Bank, QUALCOMM and Southwestern Energy also detracted from performance. The Greek debt crisis hurt Piraeus. We sold Gamesa, Volvo and Piraeus and trimmed our position in Southwestern Energy as its price fell amid pricing concerns for natural gas. Wireless chipmaker QUALCOMM reported disappointing earnings and also was sold from the portfolio.

Corporate bonds with longer maturities were weak. However, the fund’s duration – a measure of interest-rate sensitivity – was shorter than the duration of its benchmark, which aided relative performance. The fund’s exposure to weaker currencies – namely the Norwegian krone and the Polish zloty – also detracted from returns. The weakest performers on the bond side were lower-yielding government bonds denominated in the euro, the Japanese yen and the British pound.

WHAT IS YOUR OUTLOOK?

We believe the stock market has the potential to produce positive returns over the next 12 months, although overall gains may be modest and interrupted by periodic reversals. Corporate cost-cutting programs have been responsible for most of the earnings growth that has occurred up until now. We believe the economy has stabilized, setting the stage for revenue improvements that can drive future profit growth. However, improved earnings also can trigger talk of higher interest rates, which, in turn, could restrain overall market performance.

3

LOOMIS SAYLES GLOBAL MARKETS FUND

Investment Results through March 31, 2010

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to two indexes provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,5

Average Annual Total Returns — March 31, 20105

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
CLASS A (Inception 2/1/06)[1]
Net Asset Value[2]	10.28%	51.82%	7.38%	5.51%
With Maximum Sales Charge[3]	3.96	43.15	6.12	4.89

CLASS C (Inception 2/1/06)[1]
Net Asset Value[2]	9.94	50.68	6.59	4.73
With CDSC[4]	8.94	49.68	6.59	4.73

CLASS Y (Inception 5/1/96)
Net Asset Value[2]	10.46	52.26	7.64	5.77

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
MSCI World Index	7.67%	53.23%	3.45%	0.45%
Citigroup World Government Bond Index	-3.23	6.31	4.78	6.47
Morningstar World Allocation Fund Avg.	5.38	36.39	5.17	5.63

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com.

Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	3/31/10	9/30/09
Common Stocks and Warrants	63.7	60.6
Bonds and Notes	32.6	37.0
Preferred Stock	0.4	0.4
Bank Loans	0.1	0.1
Short-Term Investments and Other	3.2	1.9

	% of Net Assets as of
TEN LARGEST HOLDINGS	3/31/10	9/30/09
Apple, Inc.	4.0	3.4
Standard Chartered PLC	2.7	2.7
Amazon.com, Inc.	2.2	1.4
Anadarko Petroleum Corp.	2.0	—
Google, Inc., Class A	1.8	1.5
Baidu, Inc., Sponsored ADR	1.7	1.2
Tencent Holdings Ltd.	1.7	1.3
Vale SA, Sponsored ADR	1.7	0.8
Priceline.com, Inc.	1.6	1.6
FMC Technologies, Inc.	1.5	1.1

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	3/31/10	9/30/09
Commercial Banks	5.9	5.4
Computers & Peripherals	5.4	3.4
Internet Software & Services	5.2	5.1
Metals & Mining	4.6	3.2
Semiconductors & Semiconductor Equipment	4.6	3.9

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.34%	1.25%
C	2.09	2.00
Y	1.01	1.00

NOTES TO CHARTS

See page 11 for a description of the indices.

[1]	Prior to the inception of Class A and C shares (2/1/06), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class A and C shares.
[2]	Does not include a sales charge.
[3]	Includes the maximum sales charge of 5.75%.
[4]	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.
[5]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[6]	Before reductions and reimbursements.
[7]	After reductions and reimbursements. Expense reductions are contractual and are set to expire 1/31/11.

4

LOOMIS SAYLES GROWTH FUND

PORTFOLIO PROFILE

Objective:

Long-term growth of capital

Strategy:

Invests primarily in equity securities, including common stocks, convertible securities, and warrants; focuses on stocks of large-capitalization companies, but may invest in companies of any size

Fund Inception:

May 16, 1991

Managers:

Mark Baribeau, CFA

Pamela Czekanski, CFA

Richard Skaggs, CFA

Loomis, Sayles &

   Company, L.P.

Symbols:

Class A	LGRRX
Class B	LGRBX
Class C	LGRCX
Class Y	LSGRX

What You Should Know:

Growth stocks are generally more sensitive to market movements because their stock prices are based on future expectations. Frequent portfolio turnover may result in increased tax liabilities that will reduce the fund’s overall return. The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

Equity investments produced generally solid returns during the six months ended March 31, 2010, although the recovery in stock prices was interrupted in January 2010 as investors absorbed the gains produced in 2009. However, new evidence indicating an improving economy increased investors’ confidence as well as their appetite for risk and the rally reignited in March. Stocks in economically sensitive groups generally produced the best relative returns, while stocks in defensive areas tended to lag.

For the six months ended March 31, 2010, Class A shares of Loomis Sayles Growth Fund returned 14.51%. During the same period, the fund’s benchmark, the Russell 1000 Growth Index, returned 12.96%, while funds in Morningstar’s Large Growth category returned an average 11.38%.

WHAT WAS THE PRIMARY REASON FOR THE FUND’S OUTPERFORMANCE?

Stock selection drove the fund’s solid relative results, especially in the consumer discretionary, materials and health care sectors. The strong performance came despite disappointing returns from financials holdings. Over the period, we continued to follow our longer-term strategy, seeking select large-cap growth companies with solid fundamentals and leading products in their competitive markets. The primary changes we made during the six months were to increase an overweight in consumer discretionary stocks, while reducing our emphasis on financial companies. We maintained an overweight in information technology.

WHICH FACTORS POSITIVELY CONTRIBUTED TO THE FUND’S PERFORMANCE?

Among consumer discretionary holdings, performance was particularly favorable for on-line travel company Priceline.com and on-line retailer Amazon.com, both of which reported healthy earnings improvements. The expansion of Priceline.com’s travel business was particularly noteworthy in Europe, while Amazon.com succeeded by expanding its product offerings. In the materials sector, the standout performer was Cliffs Natural Resources, an international mining corporation that reaped solid gains as global demand for iron ore improved. Apple was the best-performing information technology holding, as it reported its best-ever quarter after setting sales records for both personal computers and smart phones.

WHICH FACTORS DETRACTED FROM THE FUND’S RESULTS?

Our holdings in the financial services and producer durable industries generated disappointing returns. Among financials, banks Goldman Sachs and JPMorgan Chase performed poorly as investors pulled back and took gains from the stocks’ earlier rallies. Market concerns also arose over the potential effects of proposed new financial regulations on companies such as Goldman Sachs. In the producer durables group, valve manufacturer Flowserve encountered stiff pricing pressure, causing a slight decline in the company’s share price. We sold the stock. Other poor performers included two information technology companies: QUALCOMM, which produces operating systems for wireless communications, and Brocade, which develops and markets hardware and software products for data networks. We sold both QUALCOMM and Brocade before the end of the period.

WHAT IS YOUR OUTLOOK?

We believe the stock market has the potential to produce positive returns over the next 12 months, although overall gains may be modest and interrupted by periodic reversals. Corporate cost-cutting programs have been responsible for most of the earnings growth that has occurred up until now. We believe the economy has stabilized, setting the stage for revenue improvements that can drive future profit growth. However, improved earnings also can trigger talk of higher interest rates, which, in turn, could restrain overall market performance.

5

LOOMIS SAYLES GROWTH FUND

Investment Results through March 31, 2010

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,5

Average Annual Total Returns — March 31, 20105

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
CLASS A (Inception 12/31/96)[1]
Net Asset Value[2]	14.51%	40.93%	-0.98%	-4.96%
With Maximum Sales Charge[3]	8.00	32.90	-2.15	-5.52

CLASS B (Inception 9/12/03)[1]
Net Asset Value[2]	14.02	39.83	-1.75	-5.68
With CDSC[4]	9.02	34.83	-2.14	-5.68

CLASS C (Inception 9/12/03)[1]
Net Asset Value[2]	14.25	40.11	-1.71	-5.66
With CDSC[4]	13.25	39.11	-1.71	-5.66

CLASS Y (Inception 5/16/91)
Net Asset Value[2]	14.59	41.51	-0.58	-4.66

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Russell 1000 Growth Index	12.96%	49.75%	3.42%	-4.21%
Morningstar Large Growth Fund Avg.	11.38	48.34	2.93	-2.46

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com.

Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	3/31/10	9/30/09
Common Stocks	99.1	99.2
Short-Term Investments and Other	0.9	0.8

	% of Net Assets as of
TEN LARGEST HOLDINGS	3/31/10	9/30/09
Apple, Inc.	5.0	4.9
Priceline.com, Inc.	4.2	3.2
Microsoft Corp.	4.0	—
Amazon.com, Inc.	4.0	3.0
Cisco Systems, Inc.	3.7	2.9
Google, Inc., Class A	3.6	4.5
Visa, Inc., Class A	3.3	2.0
Broadcom Corp., Class A	2.7	2.9
Mylan, Inc.	2.5	2.0
Starbucks Corp.	2.4	2.5

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	3/31/10	9/30/09
Computers & Peripherals	8.6	10.5
Internet & Catalog Retail	8.2	6.2
Semiconductors & Semiconductor Equipment	7.7	5.5
Software	7.6	4.4
IT Services	5.7	4.1

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.22%	1.22%
B	1.98	1.98
C	1.98	1.98
Y	0.99	0.99

NOTES TO CHARTS

See page 11 for a description of the indices.

[1]

Prior to 9/15/03, performance of Class A shares is that of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales load of Class A shares. Prior to the inception of Class B and C shares (9/12/03), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class B and C shares.

[2]	Does not include a sales charge.
[3]	Includes maximum sales charge of 5.75%.
[4]

Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[5]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[6]	Before reductions and reimbursements.
[7]	After reductions and reimbursements. Expense reductions are contractual and are set to expire 1/31/11.

6

LOOMIS SAYLES MID CAP GROWTH FUND

PORTFOLIO PROFILE

Objective:

Long-term growth of capital

Strategy:

Invests primarily in common stocks or other equity securities; focuses on stocks of companies that fall within the capitalization range of the companies included in the Russell Midcap Growth Index.

Fund Inception:

December 31, 1996

Manager:

Philip C. Fine, CFA

Symbols:

Class A	LAGRX
Class C	LSACX
Class Y	LSAIX

What You Should Know

Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the fund’s value. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met. The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The fund is subject to currency decline. Fund shares should be viewed as a long-term investment.

Management Discussion

The stock market generated broad-based positive returns for the period, even though it pulled back early in 2010 before regaining its footing in March. Economic data improved, and confident investors drove returns higher across most sectors of the market.

For the six months ended March 31, 2010, Class A shares of Loomis Sayles Mid Cap Growth Fund returned 17.88%. The fund outperformed its benchmark, the Russell Midcap Growth Index, which returned 14.88%, and the 12.89% average return of funds in its peer group, the Morningstar Mid-Cap Growth category. Gains made early in the period helped the fund hold onto its lead even during a period of market weakness, as the fund’s ratio of winners to losers was substantial. The stop-loss discipline we had in place prompted us to sell underperformers and redirect assets to winners.

WHAT WAS THE PRIMARY REASON FOR THE FUND’S OUTPERFORMANCE?

Strong stock selection across most sectors aided returns. From a sector standpoint, producer durables had the most positive impact on the fund’s returns, followed by technology. Some of our biggest winners in durables were companies exposed to natural resources. Leading this group was Bucyrus International, which provides mining equipment and services to customers worldwide. Bucyrus’ rapid growth also reflects its participation in emerging markets.

Winners in technology included communications equipment businesses, such as F5 Networks, which offers cost-saving internet traffic management solutions, and electronics companies such as Cree, a leading manufacturer of light-emitting diode (LED) chips and components. Sales of Cree’s product lines reflected growing demand for energy-saving lighting equipment.

WHICH FACTORS POSITIVELY CONTRIBUTED TO THE FUND’S PERFORMANCE?

In addition to technology, e-commerce stocks were winning themes among the fund’s consumer discretionary holdings. Specialty retail and apparel stocks such as Lululemon Athletica and Guess?, both of which continue to show strong earnings momentum, also helped results. Other top-performing individual stocks included Priceline.com, a leading online travel company. Despite a global recession, Priceline.com continues to enjoy vigorous growth, driven by its European travel bookings.

WHICH FACTORS DETRACTED FROM THE FUND’S RESULTS?

Financial services was one of the fund’s only groups with negative performance for the six-month period. Ill-timed stock selections included investment managers Janus Capital Group and SVB Financial. Both positions were closed during the period. The stocks we picked in the materials sector were positive, but we were underweight in the sector, which generated solid performance. Our healthcare selections provided positive absolute returns, but they lagged the benchmark’s healthcare holdings in the first quarter of 2010. Almost half the fund’s shortfall in healthcare came from biotech companies, where several of our stocks experienced corrections.

Among individual stock holdings, our greatest disappointments included biotechnology company Illumina. It was one of our big winners early in 2009, but the company’s subsequent earnings were disappointing. The stock was sold during the period. Fibria Celulose, a Brazilian producer of pulp and paper products, declined sharply on balance-sheet concerns. This caused our stop-loss program to kick in and the position was eliminated. Fuqi International, a leading Chinese jewelry manufacturer, exemplifies one of our favorite macro themes: rising middle-class consumption in emerging markets. However, the company reported a disappointing quarter, and the stock was sold when it reached our stop-loss price.

WHAT IS YOUR OUTLOOK?

We believe the stock market has the potential to produce positive returns over the next 12 months, although overall gains may be modest and interrupted by periodic reversals. Corporate cost-cutting programs have been responsible for most of the earnings growth that has occurred up until now. We believe the economy has stabilized, setting the stage for revenue improvements that can drive future profit growth. However, improved earnings also can trigger talk of higher interest rates, which, in turn, could restrain overall market performance.

7

LOOMIS SAYLES MID CAP GROWTH FUND

Investment Results through March 31, 2010

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,5

Average Annual Total Returns — March 31, 20105

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
CLASS A (Inception 12/31/96)[1]
Net Asset Value[2]	17.88%	44.12%	5.44%	-6.78%
With Maximum Sales Charge[3]	11.08	35.85	4.20	-7.33

CLASS C (Inception 2/2/09)[1]
Net Asset Value[2]	17.47	43.11	4.62	-7.52
With CDSC[4]	16.47	42.11	4.62	-7.52

CLASS Y (Inception 12/31/96)
Net Asset Value[2]	18.05	44.51	5.72	-6.53

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Russell Midcap Growth Index	14.88%	63.00%	4.27%	-1.69%
Morningstar Mid-Cap Growth Avg.	12.89	55.35	3.86	-0.50

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com.

Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	3/31/10	9/30/09
Common Stocks	97.8	98.5
Short-Term Investments and Other	2.2	1.5

	% of Net Assets as of
TEN LARGEST HOLDINGS	3/31/10	9/30/09
F5 Networks, Inc.	2.7	1.6
Green Mountain Coffee Roasters, Inc.	2.6	1.9
Walter Energy, Inc.	2.5	2.4
Massey Energy Co.	2.5	—
Cree, Inc.	2.4	—
Priceline.com, Inc.	2.4	2.7
Cummins, Inc.	2.4	1.5
Baidu, Inc., Sponsored ADR	2.3	—
Salesforce.com, Inc.	2.3	2.0
Concho Resources, Inc.	2.3	1.9

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	3/31/10	9/30/09
Internet Software & Services	9.0	2.7
Oil, Gas & Consumable Fuels	5.9	3.7
Semiconductors & Semiconductor Equipment	5.4	9.5
Textiles, Apparel & Luxury Goods	5.0	2.6
Specialty Retail	4.7	5.6

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.49%	1.25%
C	2.31	2.00
Y	1.24	1.00

NOTES TO CHARTS

See page 11 for a description of the indices.

[1]

Prior to 2/1/09, performance of Class A shares is that of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales load of Class A shares. Prior to the inception of Class C shares (2/2/09), performance is that of Retail Class shares, restated to reflect the higher net expenses and sales loads of Class C shares. The fund revised its investment strategies on 2/1/07; performance may have been different had the current strategies been in place for all periods shown.

[2]	Does not include a sales charge.
[3]	Includes maximum sales charge of 5.75%.
[4]	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.
[5]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[6]	Before reductions and reimbursements.
[7]	After reductions and reimbursements. Expense reductions are contractual and are set to expire 1/31/11.

8

LOOMIS SAYLES VALUE FUND

PORTFOLIO PROFILE

Objective:

Long-term growth of capital and income

Strategy:

Invests primarily in equity securities, including common stocks, convertible securities, and warrants.

Fund Inception:

May 13, 1991

Managers:

Arthur Barry, CFA

James L. Carroll, CFA

Warren N. Koontz, CFA, CIC

Loomis, Sayles & Company, L.P.

Symbols:

Class A	LSVRX
Class B	LSVBX
Class C	LSCVX
Class Y	LSGIX
Admin Class	LSAVX

What You Should Know:

While the fund offers potential for long-term capital growth, it invests in value stocks, which can fall out of favor with investors and may underperform growth stocks during certain market conditions. The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

The stock market rally continued into the fourth quarter of 2009, then paused briefly early this year as investors sought further indications that the economic recovery might be sustainable. In March, improving housing, employment and manufacturing data fed renewed bullishness and an increasing appetite for risk that drove up stocks, especially in economically-sensitive sectors.

Loomis Sayles Value Fund trailed both its benchmark and Morningstar peer group. For the six months ended March 31, 2010, Class A shares provided a total return of 9.42%. The fund’s benchmark, the Russell 1000 Value Index, returned 11.28%, while the average return on the funds in Morningstar’s Large Value category was 10.75%.

WHAT WAS THE PRIMARY REASON FOR THE FUND’S UNDERPERFORMANCE?

Stock selection within the producer durables and healthcare sectors generally accounted for the shortfall relative to the index.

WHICH FACTORS POSITIVELY CONTRIBUTED TO THE FUND’S PERFORMANCE?

As investors spurned more defensive market segments in pursuit of greater gains, an underweight in utilities contributed to relative results. It also helped the fund to have less exposure than the index to AT&T, a laggard stock and a large holding in the fund’s benchmark. AT&T was sold during the period. In utilities, American Electric Power performed well, thanks to its attractive valuation as well as favorable regulatory environments in its service areas. Below-benchmark stakes in energy and financials also were beneficial. Among individual holdings, Smith International, an oil field service company, rose sharply on news of its pending acquisition by industry leader Schlumberger; the combined company is well-positioned to benefit from the growing complexity of global oil and gas production. Smith reported strong fourth-quarter revenue gains in all of its operating segments, highlighting the breadth of the recovery and possibly auguring well for 2010. Financial planning specialist Ameriprise and PNC Financial, a diversified financial company, both delivered strong returns. Estee Lauder continued to surprise skeptics with very good earnings reports. Shares of Northrop Grumman rebounded from depressed levels as it rebuilt its Louisiana shipyard following hurricane damage. Moreover, most defense contractors have performed well, based on appealing valuations and budgets that remain robust in the face of world tensions.

WHICH FACTORS DETRACTED FROM THE FUND’S RESULTS?

Several individual stocks held back performance in the producer durables, health care and materials sectors. Medical device maker Boston Scientific suffered an important product recall and also tempered its growth projections. We think the market has taken an overly negative view of Boston Scientific’s new management team. Foster Wheeler, an engineering and construction firm, also reduced its earnings forecast. In addition, investors reacted negatively when new contract awards failed to reach anticipated levels. We sold long-term holding, beer-maker Molson Coors, due to concerns about a resumption of price wars with its competitors.

WHAT IS YOUR OUTLOOK?

We believe the stock market has the potential to produce positive returns over the next 12 months, although overall gains may be modest and interrupted by periodic reversals. Corporate cost-cutting programs have been responsible for most of the earnings growth that has occurred up until now. We believe the economy has stabilized, setting the stage for revenue improvements that can drive future profit growth. However, improved earnings also can trigger talk of higher interest rates, which, in turn, could restrain overall market performance.

9

LOOMIS SAYLES VALUE FUND

Investment Results through March 31, 2010

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,5

Average Annual Total Returns — March 31, 20105

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
CLASS A (Inception 6/30/06)[1]
Net Asset Value[2]	9.42%	45.71%	4.38%	4.53%
With Maximum Sales Charge[3]	3.14	37.36	3.15	3.91

CLASS B (Inception 6/1/07)[1]
Net Asset Value[2]	9.02	44.66	3.53	3.62
With CDSC[4]	4.02	39.66	3.18	3.62

CLASS C (Inception 6/1/07)[1]
Net Asset Value[2]	8.98	44.66	3.53	3.62
With CDSC[4]	7.98	43.66	3.53	3.62

CLASS Y (Inception 5/13/91)
Net Asset Value[2]	9.54	46.21	4.70	4.83

Admin Class (Inception 2/1/10)[1]
Net Asset Value[2]	9.29	45.28	4.08	4.23

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Russell 1000 Value Index	11.28%	53.55%	1.05%	3.10%
Morningstar Large Value Fund Avg.	10.75	50.25	1.21	3.12

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com.

Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	3/31/10	9/30/09
Common Stocks	96.0	88.2
Short-Term Investments and Other	4.0	11.8

	% of Net Assets as of
TEN LARGEST HOLDINGS	3/31/10	9/30/09
JPMorgan Chase & Co.	3.0	2.8
Bank of America Corp.	2.2	1.9
Hewlett-Packard Co.	2.2	1.9
Wells Fargo & Co.	2.1	1.3
General Electric Co.	2.1	1.3
Ameriprise Financial, Inc.	2.1	1.6
Comcast Corp., Class A	2.0	—
ExxonMobil Corp.	2.0	1.8
Northrop Grumman Corp.	1.9	1.9
PepsiCo, Inc.	1.8	1.0

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	3/31/10	9/30/09
Oil, Gas & Consumable Fuels	11.5	11.3
Pharmaceuticals	6.6	6.9
Capital Markets	6.4	5.2
Commercial Banks	6.0	3.5
Diversified Financial Services	5.2	4.6

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.06%	1.06%
B	1.81	1.81
C	1.81	1.81
Y	0.66	0.66
Admin	1.22	1.22

NOTES TO CHARTS

See page 11 for a description of the indices.

[1]

Prior to 6/1/07, performance of Class A shares is that of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales load of Class A shares. Prior to the inception of Retail Class shares (6/30/06), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class A shares. Prior to the inception of Class B and C shares (6/1/07), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class B and C shares. Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

[2]	Does not include a sales charge.
[3]	Includes maximum sales charge of 5.75%.
[4]

Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[5]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[6]	Before reductions and reimbursements.
[7]	After reductions and reimbursements. Expense reductions are contractual and are set to expire 1/31/11.

10

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because these funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Before investing, consider the fund’s investment objectives, risks, charges and expenses. Visit www.funds.natixis.com or call 1-800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

INDEX/AVERAGE DESCRIPTIONS:

Citigroup World Government Bond Index is an unmanaged index that includes the most significant and liquid government bond markets globally that carry at least an investment-grade rating.

MSCI World Index is an unmanaged index that is designed to measure the equity market performance of developed markets.

Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell Midcap Growth Index is an unmanaged index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 Index (“S&P 500”) is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at www.funds.natixis.com; and on the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

11

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, certain exchange fees and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, each fund may assess a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account (certain exceptions may apply). These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from October 1, 2009 through March 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period row as shown below for your class.

The second line in the table for each class provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES DISCIPLINED EQUITY FUND	BEGINNING ACCOUNT VALUE 10/1/2009	ENDING ACCOUNT VALUE 3/31/2010	EXPENSES PAID DURING PERIOD* 10/1/2009 – 3/31/2010
Class A
Actual	$1,000.00	$1,095.70	$6.01
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.79
Class B
Actual	$1,000.00	$1,091.20	$9.85
Hypothetical (5% return before expenses)	$1,000.00	$1,015.51	$9.50
Class C
Actual	$1,000.00	$1,090.50	$9.85
Hypothetical (5% return before expenses)	$1,000.00	$1,015.51	$9.50
Class Y
Actual	$1,000.00	$1,098.20	$4.71
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.15%, 1.89%, 1.89% and 0.90%, for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

12

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES GLOBAL MARKETS FUND	BEGINNING ACCOUNT VALUE 10/1/2009	ENDING ACCOUNT VALUE 3/31/2010	EXPENSES PAID DURING PERIOD* 10/1/2009 – 3/31/2010
Class A
Actual	$1,000.00	$1,102.80	$6.55
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.29
Class C
Actual	$1,000.00	$1,099.40	$10.47
Hypothetical (5% return before expenses)	$1,000.00	$1,014.96	$10.05
Class Y
Actual	$1,000.00	$1,104.60	$5.25
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.25%, 2.00% and 1.00%, for Class A, C and Y, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

LOOMIS SAYLES GROWTH FUND	BEGINNING ACCOUNT VALUE 10/1/2009	ENDING ACCOUNT VALUE 3/31/2010	EXPENSES PAID DURING PERIOD* 10/1/2009 – 3/31/2010
Class A
Actual	$1,000.00	$1,145.10	$6.15
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.79
Class B
Actual	$1,000.00	$1,140.20	$10.14
Hypothetical (5% return before expenses)	$1,000.00	$1,015.46	$9.55
Class C
Actual	$1,000.00	$1,142.50	$10.15
Hypothetical (5% return before expenses)	$1,000.00	$1,015.46	$9.55
Class Y
Actual	$1,000.00	$1,145.90	$4.76
Hypothetical (5% return before expenses)	$1,000.00	$1,020.49	$4.48

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.15%, 1.90%, 1.90% and 0.89% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

13

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES MID CAP GROWTH FUND	BEGINNING ACCOUNT VALUE 10/1/2009	ENDING ACCOUNT VALUE 3/31/2010	EXPENSES PAID DURING PERIOD* 10/1/2009 – 3/31/2010
CLASS A
Actual	$1,000.00	$1,178.80	$6.79
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.29
CLASS C
Actual	$1,000.00	$1,174.70	$10.84
Hypothetical (5% return before expenses)	$1,000.00	$1,014.96	$10.05
CLASS Y
Actual	$1,000.00	$1,180.50	$5.44
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.25%, 2.00% and 1.00%, for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

LOOMIS SAYLES VALUE FUND	BEGINNING ACCOUNT VALUE 10/1/2009	ENDING ACCOUNT VALUE 3/31/2010		EXPENSES PAID DURING PERIOD 10/1/2009 – 3/31/2010
CLASS A
Actual	$1,000.00	$1,094.20		$4.86	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.29		$4.68	*
CLASS B
Actual	$1,000.00	$1,090.20		$8.75	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,016.55		$8.45	*
CLASS C
Actual	$1,000.00	$1,089.80		$8.75	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,016.55		$8.45	*
CLASS Y
Actual	$1,000.00	$1,095.40		$3.60	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,021.49		$3.48	*
Admin Class
Actual	$1,000.00	$1,065.20	[2]	$2.20	[2]
Hypothetical (5% return before expenses)	$1,000.00	$1,001.26	*	$6.69	*

*	Hypothetical expenses are equal to the Fund’s annualized expense ratio: 0.93%, 1.68%, 1.68%, 0.69% and 1.34%, for Class A, B, C, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), divided by 365 (to reflect the half-year period).
[1]

Actual expenses for Class A, B, C and Y are equal to the Fund’s annualized expense ratio: 0.93%, 1.68%, 1.68% and 0.69% , respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), divided by 365 (to reflect the half-year period).

[2]

Admin Class commenced operations on February 1, 2010. Actual expenses are equal to the Fund’s annualized expense ratio of 1.34% multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (58), divided by 365 (to reflect the partial period).

14

LOOMIS SAYLES DISCIPLINED EQUITY FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2010 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 96.3% of Net Assets
	Aerospace & Defense — 2.4%
10,857	General Dynamics Corp.(b)	$838,161

	Automobiles — 2.5%
68,071	Ford Motor Co.(c)	855,653

	Beverages — 3.9%
9,150	Brown-Forman Corp., Class B	543,967
12,343	PepsiCo, Inc.	816,613

		1,360,580

	Biotechnology — 2.3%
13,262	Amgen, Inc.(c)	792,537

	Capital Markets — 4.2%
3,431	BlackRock, Inc.(b)	747,135
4,259	Goldman Sachs Group, Inc. (The)(b)	726,713

		1,473,848

	Communications Equipment — 3.4%
10,888	F5 Networks, Inc.(c)	669,721
10,464	Harris Corp.(b)	496,935

		1,166,656

	Computers & Peripherals — 9.7%
4,868	Apple, Inc.(c)	1,143,639
45,826	EMC Corp.(c)	826,701
25,979	Hewlett-Packard Co.(b)	1,380,784

		3,351,124

	Diversified Financial Services — 3.3%
32,465	Bank of America Corp.	579,500
12,344	JPMorgan Chase & Co.(b)	552,394

		1,131,894

	Electrical Equipment — 1.4%
9,857	Emerson Electric Co.(b)	496,201

	Energy Equipment & Services — 2.8%
11,276	Transocean Ltd.(c)	974,021

	Food & Staples Retailing — 0.9%
5,777	Wal-Mart Stores, Inc.	321,201

	Health Care Equipment & Supplies — 1.5%
19,305	CareFusion Corp.(c)	510,231

	Health Care Providers & Services — 6.5%
15,201	Aetna, Inc.	533,707
24,529	AmerisourceBergen Corp.(b)	709,379
15,832	WellPoint, Inc.(b)(c)	1,019,264

		2,262,350

	Household Durables — 2.8%
11,092	Whirlpool Corp.	967,777

	Household Products — 2.6%
14,040	Procter & Gamble Co. (The)	888,311

	Independent Power Producers & Energy Traders — 2.1%
20,905	Constellation Energy Group, Inc.	733,975

	Industrial Conglomerates — 3.4%
5,086	3M Co.(b)	425,037
41,621	General Electric Co.	757,502

		1,182,539

Shares	Description	Value (†)

	Insurance — 3.9%
12,049	Travelers Cos., Inc. (The)(b)	$649,923
27,744	Unum Group	687,219

		1,337,142

	Internet & Catalog Retail — 2.5%
3,449	Priceline.com, Inc.(b)(c)	879,495

	Internet Software & Services — 3.3%
2,048	Google, Inc., Class A(b)(c)	1,161,237

	Life Sciences Tools & Services — 0.9%
6,407	Thermo Fisher Scientific, Inc.(c)	329,576

	Media — 1.4%
14,132	Discovery Communications, Inc., Class A(c)	477,520

	Metals & Mining — 2.0%
3,998	Walter Energy, Inc.	368,896
17,395	Xstrata PLC(c)	329,565

		698,461

	Multiline Retail — 1.5%
8,756	Dollar Tree, Inc.(c)	518,530

	Oil, Gas & Consumable Fuels — 6.2%
70,870	El Paso Corp.	768,231
27,959	Marathon Oil Corp.	884,623
21,309	Williams Cos., Inc. (The)	492,238

		2,145,092

	Paper & Forest Products — 1.6%
23,179	International Paper Co.(b)	570,435

	Personal Products — 1.4%
7,486	Estee Lauder Cos., Inc., (The) Class A	485,617

	Pharmaceuticals — 7.3%
27,541	Merck & Co., Inc.	1,028,656
24,691	Mylan, Inc.(c)	560,733
55,802	Pfizer, Inc.	957,004

		2,546,393

	Software — 8.6%
45,193	Microsoft Corp.	1,322,799
65,303	Oracle Corp.(b)	1,677,634

		3,000,433

	Total Common Stocks (Identified Cost $30,038,940)	33,456,990

Principal Amount
Short-Term Investments — 4.3%
$1,481,511	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2010 at 0.000% to be repurchased at $1,481,511 on 4/01/2010 collateralized by $1,510,000 Federal National Mortgage Association, 3.000% due 1/29/2015 valued at $1,515,663 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,481,511)	1,481,511

	Total Investments — 100.6% (Identified Cost $31,520,451)(a)	34,938,501
	Other assets less liabilities — (0.6)%	(216,646)

	Net Assets — 100.0%	$34,721,855

See accompanying notes to financial statements.

15

LOOMIS SAYLES DISCIPLINED EQUITY FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Contracts	Description	Value (†)

	Call Options Written — (0.2%)
25	3M Co. expiring May 22, 2010 at 85	$(4,125)
244	AmerisourceBergen Corp. expiring May 22, 2010 at 30	(13,420)
10	BlackRock, Inc. expiring May 22, 2010 at 240	(2,200)
32	Emerson Electric Co. expiring April 17, 2010 at 50	(3,040)
72	General Dynamics Corp. expiring May 22, 2010 at 80	(9,360)
11	Goldman Sachs Group, Inc. (The) expiring May 22, 2010 at 190	(1,254)
6	Google, Inc., Class A expiring May 22, 2010 at 600	(6,090)
22	Harris Corp. expiring May 22, 2010 at 50	(2,255)
86	Hewlett-Packard Co. expiring May 22, 2010 at 55	(7,009)
67	International Paper Co. expiring May 22, 2010 at 30	(838)
42	JPMorgan Chase & Co. expiring May 22, 2010 at 48	(2,415)
206	Oracle Corp. expiring April 17, 2010 at 26	(5,356)
20	Priceline.com, Inc. expiring April 17, 2010 at 260	(9,000)
120	Travelers Cos., Inc. (The) expiring April 17, 2010 at 55	(3,900)
48	WellPoint, Inc. expiring April 17, 2010 at 65	(4,224)
48	WellPoint, Inc. expiring May 22, 2010 at 67.50	(6,456)

	Total Call Options Written (Premiums Received $83,766)	$(80,942)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.): At March 31, 2010, the net unrealized appreciation on investments based on a cost of $31,520,451 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$3,475,816
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(57,766)

	Net unrealized appreciation	$3,418,050

(b)	All or a portion of this security is held as collateral for outstanding call options.
(c)	Non-income producing security.

Industry Summary at March 31, 2010 (Unaudited)

Computers & Peripherals	9.7%
Software	8.6
Pharmaceuticals	7.3
Health Care Providers & Services	6.5
Oil, Gas & Consumable Fuels	6.2
Capital Markets	4.2
Beverages	3.9
Insurance	3.9
Industrial Conglomerates	3.4
Communications Equipment	3.4
Internet Software & Services	3.3
Diversified Financial Services	3.3
Energy Equipment & Services	2.8
Household Durables	2.8
Household Products	2.6
Internet & Catalog Retail	2.5
Automobiles	2.5
Aerospace & Defense	2.4
Biotechnology	2.3
Independent Power Producers & Energy Traders	2.1
Metals & Mining	2.0
Other Investments, less than 2% each	10.6
Short-Term Investments	4.3

Total Investments	100.6
Other assets less liabilities (including call options written)	(0.6)

Net Assets	100.0%

See accompanying notes to financial statements.

16

LOOMIS SAYLES GLOBAL MARKETS FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2010 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 63.6% of Net Assets
	Belgium — 0.9%
51,509	Anheuser-Busch InBev NV	$2,590,782

	Brazil — 6.0%
144,700	Hypermarcas SA(b)	1,769,744
166,400	Lojas Renner SA	3,817,651
209,700	Natura Cosmeticos SA	4,256,851
254,600	OGX Petroleo e Gas Participacoes SA	2,383,721
147,184	Vale SA, Sponsored ADR	4,737,853

		16,965,820

	Cayman Islands — 2.8%
8,200	Baidu, Inc., Sponsored ADR(b)	4,895,400
79,162	Ctrip.com International Ltd., ADR(b)	3,103,150

		7,998,550

	Chile — 0.9%
38,800	Banco Santander Chile, ADR	2,646,936

	China — 1.7%
242,400	Tencent Holdings Ltd.	4,853,874

	France — 0.8%
48,363	ArcelorMittal, (NY Registered)	2,123,619

	Germany — 1.2%
34,706	Siemens AG, (Registered)	3,467,719

	Hong Kong — 1.6%
1,114,000	Cathay Pacific Airways Ltd.(b)	2,340,405
474,000	Li & Fung Ltd.	2,328,059

		4,668,464

	Japan — 1.8%
85,400	Honda Motor Co. Ltd.	3,010,238
146,000	Nippon Electric Glass Co. Ltd.	2,060,780

		5,071,018

	Korea — 1.8%
31,304	Hyundai Motor Co.	3,192,159
19,621	Samsung Electro-Mechanics Co. Ltd.	1,992,611

		5,184,770

	Netherlands Antilles — 0.6%
26,349	Schlumberger Ltd.	1,672,108

	Russia — 1.0%
1,011,769	Sberbank	2,953,985

	Switzerland — 3.5%
191,070	ABB Ltd., (Registered)(b)	4,174,961
36,470	Credit Suisse Group AG	1,877,198
30,955	Sonova Holding AG, (Registered)	3,842,151

		9,894,310

	United Kingdom — 5.9%
904,280	ARM Holdings PLC	3,241,299
253,562	Experian PLC	2,493,390
276,831	Standard Chartered PLC	7,545,665
69,318	Vodafone Group PLC, Sponsored ADR	1,614,416
94,186	Xstrata PLC(b)	1,782,593

		16,677,363

	United States — 33.1%
46,340	Amazon.com, Inc.(b)	6,289,728
76,273	Anadarko Petroleum Corp.	5,554,963
47,812	Apple, Inc.(b)	11,232,473
180,211	Bank of America Corp.	3,216,766

Shares	Description	Value (†)

	United States — continued
84,834	Broadcom Corp., Class A	$2,814,792
31,440	Caterpillar, Inc.	1,976,004
103,190	Cisco Systems, Inc.(b)	2,686,036
51,011	Cree, Inc.(b)	3,581,992
12,529	Dex One Corp.(b)	349,810
122,847	EMC Corp.(b)	2,216,160
53,050	Emerson Electric Co.	2,670,537
56,988	Estee Lauder Cos., Inc. (The), Class A	3,696,811
67,627	FMC Technologies, Inc.(b)	4,370,733
16,420	Franklin Resources, Inc.	1,820,978
16,082	Goldman Sachs Group, Inc. (The)	2,744,072
9,083	Google, Inc., Class A(b)	5,150,152
63,993	Guess?, Inc.	3,006,391
33,211	Hewlett-Packard Co.	1,765,165
132,801	Marvell Technology Group Ltd.(b)	2,706,484
85,906	Microsoft Corp.	2,514,469
29,235	Precision Castparts Corp.	3,704,367
18,213	Priceline.com, Inc.(b)	4,644,315
72,183	Southwestern Energy Co.(b)	2,939,292
96,129	Starbucks Corp.(b)	2,333,051
26,818	Vertex Pharmaceuticals, Inc.(b)	1,096,052
28,973	Visa, Inc., Class A	2,637,412
28,041	Walter Energy, Inc.	2,587,343
117,420	Wells Fargo & Co.	3,654,110

		93,960,458

	Total Common Stocks (Identified Cost $147,972,698)	180,729,776

Principal Amount (‡)
Bonds and Notes — 32.6%
Non-Convertible Bonds — 31.4%
	Argentina — 0.2%
$570,000	Transportadora de Gas del Sur SA,
	7.875%, 5/14/2017, 144A	540,788

	Australia — 0.1%
230,000	New South Wales Treasury Corp., Series 10RG,
	7.000%, 12/01/2010, (AUD)	214,743

	Bermuda — 0.2%
100,000	Noble Group Ltd.,
	6.750%, 1/29/2020, 144A	103,375
100,000	Noble Group Ltd.,
	8.500%, 5/30/2013, 144A	112,375
200,000	Qtel International Finance Ltd.,
	7.875%, 6/10/2019, 144A	231,147

		446,897

	Brazil — 0.9%
200,000	Banco Nacional de Desenvolvimento Economico e Social,
	6.500%, 6/10/2019, 144A	213,500
400,000	Banco Santander Brasil,
	4.500%, 4/06/2015, 144A	399,080
1,522,229(††)	Brazil Notas do Tesouro Nacional, Series B,
	6.000%, 8/15/2010, (BRL)	861,654
456,669(††)	Brazil Notas do Tesouro Nacional, Series B,
	6.000%, 5/15/2015, (BRL)	253,171
200,000	Gerdau Holdings, Inc.,
	7.000%, 1/20/2020, 144A	211,000
100,000	NET Servicos de Comunicacao SA,
	7.500%, 1/27/2020, 144A	105,500

See accompanying notes to financial statements.

17

LOOMIS SAYLES GLOBAL MARKETS FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Brazil — continued
650,000	Republic of Brazil,
	10.250%, 1/10/2028, (BRL)	$369,163
100,000	Telemar Norte Leste SA,
	9.500%, 4/23/2019, 144A	118,750

		2,531,818

	Canada — 0.4%
680,000	Canadian Government,
	4.500%, 6/01/2015, (CAD)(c)	720,794
25,000	Canadian Pacific Railway Ltd., MTN,
	4.900%, 6/15/2010, (CAD), 144A	24,798
180,000	Corus Entertainment, Inc.,
	7.250%, 2/10/2017, (CAD), 144A	180,468
50,000	Nortel Networks Ltd.,
	6.875%, 9/01/2023(d)	15,500
100,000	Pacific Rubiales Energy Corp.,
	8.750%, 11/10/2016, 144A	108,500
100,000	Shaw Communications, Inc.,
	5.650%, 10/01/2019, (CAD)	101,357

		1,151,417

	Cayman Islands — 0.9%
360,000	DASA Finance Corp.,
	8.750%, 5/29/2018, 144A	385,200
200,000	Embraer Overseas Ltd.,
	6.375%, 1/24/2017	206,500
100,000	Fibria Overseas Finance Ltd.,
	9.250%, 10/30/2019, 144A	114,000
100,000	Hutchison Whampoa International 09 Ltd.,
	7.625%, 4/09/2019, 144A	116,616
100,000	LPG International, Inc.,
	7.250%, 12/20/2015	109,750
170,000	Marfrig Overseas Ltd.,
	9.625%, 11/16/2016, 144A	179,350
200,000	Odebrecht Finance Ltd.,
	7.000%, 4/21/2020, 144A	208,250
320,000	Petrobras International Finance Co.,
	5.875%, 3/01/2018	334,192
300,000	Petrobras International Finance Co.,
	6.875%, 1/20/2040	309,655
536,000	Vale Overseas Ltd.,
	6.875%, 11/21/2036	554,519
200,000	Voto-Votorantim Ltd.,
	6.750%, 4/05/2021, 144A	197,500

		2,715,532

	Chile — 0.0%
100,000	Celulosa Arauco y Constitucion SA,
	7.250%, 7/29/2019	107,457

	Colombia — 0.1%
200,000	Ecopetrol SA,
	7.625%, 7/23/2019	222,000
100,000	Empresas Publicas de Medellin ESP,
	7.625%, 7/29/2019, 144A	110,500
40,000	Republic of Colombia,
	8.125%, 5/21/2024	48,000

		380,500

	Denmark — 0.2%
3,650,000	Denmark Government Bond,
	4.000%, 11/15/2015, (DKK)	709,303

Principal Amount (‡)	Description	Value (†)

	France — 0.4%
35,000	Lafarge SA, EMTN,
	4.750%, 3/23/2020, (EUR)	$45,320
250,000	Lafarge SA, EMTN,
	5.375%, 6/26/2017, (EUR)	344,283
240,000	Veolia Environnement, EMTN,
	4.000%, 2/12/2016, (EUR)	333,964
25,000	Veolia Environnement, EMTN,
	5.125%, 5/24/2022, (EUR)	35,858
100,000	Wendel,
	4.375%, 8/09/2017, (EUR)	110,753
200,000	Wendel,
	4.875%, 5/26/2016, (EUR)	239,092

		1,109,270

	Germany — 0.4%
200,000	Bertelsmann AG,
	4.750%, 9/26/2016, (EUR)	276,881
300,000	Bundesrepublik Deutschland, Series 03,
	4.500%, 1/04/2013, (EUR)	440,090
110,000	Bundesrepublik Deutschland, Series 06,
	3.750%, 1/04/2017, (EUR)	158,899
140,000	Republic of Germany,
	3.750%, 7/04/2013, (EUR)	202,547

		1,078,417

	Hungary — 0.1%
350,000	Republic of Hungary,
	6.250%, 1/29/2020	372,318

	India — 0.2%
500,000	Canara Bank Ltd., (fixed rate to 11/28/2016, variable rate thereafter),
	6.365%, 11/28/2021	497,707
100,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter),
	6.375%, 4/30/2022, 144A	94,153

		591,860

	Indonesia — 0.6%
200,000	Adaro Indonesia PT,
	7.625%, 10/22/2019, 144A	207,760
400,000	Indonesia Government International Bond,
	6.875%, 1/17/2018	445,000
700,000	Indonesia Government International Bond,
	7.750%, 1/17/2038, 144A	812,000
1,500,000,000	Indonesia Government International Bond,
	11.500%, 9/15/2019, (IDR)	190,205
100,000	Indonesia Government International Bond,
	11.625%, 3/04/2019, 144A	143,750

		1,798,715

	Italy — 0.2%
100,000	Atlantia SpA, EMTN,
	5.625%, 5/06/2016, (EUR)	149,224
250,000	Finmeccanica SpA, EMTN,
	4.875%, 3/24/2025, (EUR)	338,934
100,000	Telecom Italia SpA, EMTN,
	5.375%, 1/29/2019, (EUR)	139,506

		627,664

See accompanying notes to financial statements.

18

LOOMIS SAYLES GLOBAL MARKETS FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Japan — 0.6%
10,000,000	Japan Finance Corp. for Small and Medium Enterprises,
	1.100%, 9/20/2011, (JPY)	$107,843
120,000,000	Japan Government,
	1.400%, 6/20/2011, (JPY)	1,302,848
180,000	Nomura Holdings, Inc.,
	6.700%, 3/04/2020	186,806

		1,597,497

	Jersey — 0.1%
100,000	WPP PLC,
	6.000%, 4/04/2017, (GBP)	159,070

	Korea — 0.7%
400,000	Export-Import Bank of Korea,
	8.125%, 1/21/2014	464,045
200,000	Korea Gas Corp.,
	6.000%, 7/15/2014, 144A	217,527
300,000	Korea Hydro & Nuclear Power Co. Ltd.,
	6.250%, 6/17/2014, 144A	328,735
400,000,000	Korea Treasury Bond,
	5.000%, 9/10/2014, (KRW)	362,262
460,000	SK Broadband Co. Ltd.,
	7.000%, 2/01/2012, 144A	484,748
140,000	SK Telecom Co. Ltd.,
	6.625%, 7/20/2027, 144A	147,507

		2,004,824

	Lithuania — 0.1%
350,000	Lithuania Government International Bond,
	7.375%, 2/11/2020, 144A	383,093

	Luxembourg — 0.0%
125,000	Telecom Italia Capital SA,
	6.000%, 9/30/2034	110,892
10,000	Telecom Italia Capital SA,
	6.375%, 11/15/2033	9,264

		120,156

	Malaysia — 0.1%
200,000	Ranhill Labuan Ltd.,
	12.500%, 10/26/2011, 144A	185,000

	Mexico — 0.9%
200,000	America Movil SAB de CV,
	3.625%, 3/30/2015, 144A	200,679
195,000	Axtel SAB de CV,
	7.625%, 2/01/2017, 144A	195,000
145,000	Axtel SAB de CV,
	9.000%, 9/22/2019, 144A	147,900
160,000	Corporacion GEO SAB de CV,
	8.875%, 9/25/2014, 144A	171,600
295,000	Desarrolladora Homex SAB de CV,
	7.500%, 9/28/2015	299,425
42,000(†††)	Mexican Fixed Rate Bonds, Series M-10,
	8.000%, 12/17/2015, (MXN)	354,751
44,000(†††)	Mexican Fixed Rate Bonds, Series M-10,
	8.500%, 12/13/2018, (MXN)	377,766
100,000	Mexichem SAB de CV,
	8.750%, 11/06/2019, 144A	108,500
330,000	Petroleos Mexicanos,
	8.000%, 5/03/2019	386,925
200,000	Urbi Desarrollos Urbanos SAB de CV,
	9.500%, 1/21/2020, 144A	216,500

		2,459,046

Principal Amount (‡)	Description	Value (†)

	Netherlands — 0.2%
$200,000	Listrindo Capital BV,
	9.250%, 1/29/2015, 144A	$216,732
100,000	Majapahit Holding BV,
	7.250%, 6/28/2017, 144A	106,500
100,000	Majapahit Holding BV,
	7.750%, 1/20/2020, 144A	108,500
100,000	Majapahit Holding BV,
	8.000%, 8/07/2019, 144A	109,875
50,000	OI European Group BV,
	6.875%, 3/31/2017, (EUR), 144A	68,208

		609,815

	New Zealand — 0.1%
500,000	New Zealand Government,
	6.500%, 4/15/2013, (NZD)	374,425

	Norway — 0.5%
635,000	Norwegian Government,
	4.250%, 5/19/2017, (NOK)	111,887
1,765,000	Norwegian Government,
	5.000%, 5/15/2015, (NOK)	322,469
1,885,000	Norwegian Government,
	6.000%, 5/16/2011, (NOK)	329,976
2,860,000	Norwegian Government,
	6.500%, 5/15/2013, (NOK)(c)	534,843

		1,299,175

	Poland — 0.1%
95,000	Poland Government Bond,
	3.000%, 9/23/2014, (CHF)	92,486
500,000	Poland Government Bond,
	5.000%, 10/24/2013, (PLN)	176,267

		268,753

	Qatar — 0.1%
100,000	Qatar Government International Bond,
	4.000%, 1/20/2015, 144A	101,850
250,000	Ras Laffan Liquefied Natural Gas Co. Ltd. III,
	5.500%, 9/30/2014, 144A	268,325

		370,175

	Singapore — 0.2%
200,000	Prime Dig Pte Ltd.,
	11.750%, 11/03/2014, 144A	216,500
435,000	Singapore Government,
	2.250%, 7/01/2013, (SGD)	324,337

		540,837

	South Africa — 0.5%
130,000	Edcon Proprietary Ltd.,
	3.900%, 6/15/2014, (EUR), 144A(e)	133,883
450,000	Edcon Proprietary Ltd.,
	3.900%, 6/15/2014, (EUR)(e)	463,442
400,000	Republic of South Africa,
	5.500%, 3/09/2020	405,000
285,000	Republic of South Africa, EMTN,
	4.500%, 4/05/2016, (EUR)	392,634

		1,394,959

	Spain — 0.2%
500,000	Instituto de Credito Oficial, MTN,
	6.125%, 2/27/2014, (AUD)	446,676

See accompanying notes to financial statements.

19

LOOMIS SAYLES GLOBAL MARKETS FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Supranational — 0.1%
14,000,000	European Investment Bank,
	1.250%, 9/20/2012, (JPY)	$153,180

	Sweden — 0.3%
2,300,000	Sweden Government Bond,
	4.500%, 8/12/2015, (SEK)	350,265
3,020,000	Sweden Government Bond,
	5.500%, 10/08/2012, (SEK)	458,584

		808,849

	Thailand — 0.2%
330,000	True Move Co. Ltd.,
	10.375%, 8/01/2014	341,550
100,000	True Move Co. Ltd.,
	10.375%, 8/01/2014, 144A	103,500

		445,050

	Turkey — 0.1%
400,000	Republic of Turkey,
	5.625%, 3/30/2021	393,000

	United Arab Emirates — 0.6%
400,000	Abu Dhabi National Energy Co.,
	6.500%, 10/27/2036, 144A	373,862
400,000	Abu Dhabi National Energy Co.,
	7.250%, 8/01/2018, 144A	431,158
500,000	DP World Ltd.,
	6.850%, 7/02/2037, 144A	429,357
150,000	Emirate of Abu Dhabi,
	5.500%, 4/08/2014, 144A	163,050
250,000	Mubadala Development Co., GMTN,
	7.625%, 5/06/2019, 144A	282,733

		1,680,160

	United Kingdom — 0.4%
100,000	BAT International Finance PLC,
	5.875%, 3/12/2015, (EUR)	151,570
60,000	BSKYB Finance UK PLC,
	5.750%, 10/20/2017, (GBP)	96,673
200,000	Imperial Tobacco Finance PLC, EMTN,
	4.375%, 11/22/2013, (EUR)	282,669
100,000	Rexam PLC, EMTN,
	4.375%, 3/15/2013, (EUR)	139,292
250,000	Standard Chartered Bank, EMTN,
	5.875%, 9/26/2017, (EUR)	365,642
100,000	Virgin Media Secured Finance PLC,
	7.000%, 1/15/2018, (GBP), 144A	154,974

		1,190,820

	United States — 20.4%
155,000	Alcatel-Lucent USA, Inc.,
	6.450%, 3/15/2029	109,275
15,000	Amkor Technology, Inc.,
	7.750%, 5/15/2013	15,113
35,000	Anheuser-Busch Cos., Inc.,
	6.500%, 5/01/2042	36,806
250,000	Anheuser-Busch InBev Worldwide, Inc.,
	7.750%, 1/15/2019, 144A	297,345
60,000	Arrow Electronics, Inc.,
	6.875%, 7/01/2013	66,293
35,000	AT&T, Inc.,
	6.500%, 9/01/2037	36,293

Principal Amount (‡)	Description	Value (†)

	United States — continued
$36,321	Atlas Air, Inc., Series B,
	7.680%, 1/02/2014	$34,323
145,000	Avnet, Inc.,
	6.000%, 9/01/2015	152,694
200,000	Bank of America Corp., (fixed rate to 5/06/2014, variable rate thereafter),
	4.750%, 5/06/2019, (EUR)	261,961
400,000,000	Barclays Financial LLC,
	4.060%, 9/16/2010, (KRW), 144A	354,222
310,000	Borden, Inc.,
	7.875%, 2/15/2023	220,100
410,000	Borden, Inc.,
	8.375%, 4/15/2016	340,300
15,000	Boston Scientific Corp.,
	5.125%, 1/12/2017	14,079
5,000	Boston Scientific Corp.,
	5.450%, 6/15/2014	5,035
15,000	Boston Scientific Corp.,
	6.400%, 6/15/2016	15,298
60,000	Boston Scientific Corp.,
	7.000%, 11/15/2035	53,977
50,000	Bristol-Myers Squibb Co.,
	4.625%, 11/15/2021, (EUR)	71,313
700,000	Capital One Multi-Asset Execution Trust, Series 2005-A10, Class A,
	0.310%, 9/15/2015(e)	692,740
2,335,000	Capital One Multi-Asset Execution Trust, Series 2006-A5, Class A5,
	0.290%, 1/15/2016(e)	2,305,947
15,000	Chesapeake Energy Corp.,
	6.500%, 8/15/2017	14,513
70,000	Chesapeake Energy Corp.,
	6.875%, 1/15/2016	69,125
75,000	Chesapeake Energy Corp.,
	6.875%, 11/15/2020	72,937
79,617	CIT Group, Inc.,
	7.000%, 5/01/2013	77,428
119,429	CIT Group, Inc.,
	7.000%, 5/01/2014	112,860
119,429	CIT Group, Inc.,
	7.000%, 5/01/2015	111,368
199,049	CIT Group, Inc.,
	7.000%, 5/01/2016	183,623
278,673	CIT Group, Inc.,
	7.000%, 5/01/2017	257,076
120,000	Citi Credit Card Issuance Trust, Series 2001-A4, Class A4,
	5.375%, 4/10/2013, (EUR)	165,566
680,000	Comcast Corp.,
	5.650%, 6/15/2035	629,553
999,656	Continental Airlines Pass Through Trust, Series 1999-1, Class B,
	6.795%, 8/02/2018	932,180
190,000	CSX Corp.,
	6.250%, 3/15/2018	205,304
265,000	Cummins, Inc.,
	5.650%, 3/01/2098	163,826
160,000	Cummins, Inc.,
	7.125%, 3/01/2028	158,154
10,000	D.R. Horton, Inc.,
	5.250%, 2/15/2015	9,650
321,633	Delta Air Lines, Inc., Series 2007-1, Class B,
	8.021%, 8/10/2022	295,902

See accompanying notes to financial statements.

20

LOOMIS SAYLES GLOBAL MARKETS FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$310,816	Delta Air Lines, Inc., Series 2007-1, Class C,
	8.954%, 8/10/2014	$290,859
42,000	Dillard’s, Inc.,
	6.625%, 1/15/2018	38,850
50,000	Dillard’s, Inc.,
	7.000%, 12/01/2028	40,000
8,000	Dillard’s, Inc.,
	7.750%, 7/15/2026	6,800
11,000	ESI Tractebel Acquisition Corp., Series B,
	7.990%, 12/30/2011	10,997
250,000	Exelon Corp.,
	4.900%, 6/15/2015	260,559
150,000	Foot Locker, Inc.,
	8.500%, 1/15/2022	138,750
10,000	Ford Motor Co.,
	6.625%, 2/15/2028	8,400
1,750,000	Ford Motor Co.,
	6.625%, 10/01/2028	1,470,000
15,000	Ford Motor Co.,
	7.125%, 11/15/2025	12,788
595,000	Ford Motor Co.,
	7.450%, 7/16/2031	562,275
2,250,000	Ford Motor Credit Co. LLC,
	7.000%, 10/01/2013	2,328,156
260,000	Ford Motor Credit Co. LLC,
	7.250%, 10/25/2011	268,812
345,000	Ford Motor Credit Co. LLC,
	7.500%, 8/01/2012	357,241
905,000	Ford Motor Credit Co. LLC,
	8.000%, 12/15/2016	953,529
170,000	Ford Motor Credit Co. LLC,
	8.625%, 11/01/2010	174,126
390,000	Ford Motor Credit Co. LLC,
	9.750%, 9/15/2010	399,351
80,000	Freescale Semiconductor, Inc.,
	10.125%, 12/15/2016	70,800
45,000	General Electric Capital Corp.,
	5.625%, 5/01/2018	47,026
205,000	General Electric Capital Corp., MTN,
	5.875%, 1/14/2038	194,904
750,000	General Electric Capital Corp., Series A, MTN,
	4.875%, 3/04/2015	788,116
3,375,000	Georgia-Pacific LLC,
	7.250%, 6/01/2028	3,341,250
35,000	Georgia-Pacific LLC,
	7.750%, 11/15/2029	35,000
525,000	Georgia-Pacific LLC,
	8.000%, 1/15/2024	556,500
405,000	Georgia-Pacific LLC,
	8.875%, 5/15/2031	439,425
288,000	GMAC, Inc.,
	6.000%, 12/15/2011	288,720
129,000	GMAC, Inc.,
	6.625%, 5/15/2012	130,290
257,000	GMAC, Inc.,
	6.750%, 12/01/2014	255,715
28,000	GMAC, Inc.,
	6.875%, 9/15/2011	28,455

Principal Amount (‡)	Description	Value (†)

	United States — continued
$60,000	GMAC, Inc.,
	6.875%, 8/28/2012	$60,825
63,000	GMAC, Inc.,
	7.000%, 2/01/2012	64,102
63,000	GMAC, Inc.,
	7.250%, 3/02/2011	64,102
55,000	GMAC, Inc.,
	7.500%, 12/31/2013	55,963
129,000	GMAC, Inc.,
	8.000%, 12/31/2018	127,065
1,946,000	GMAC, Inc.,
	8.000%, 11/01/2031	1,858,430
150,000	Goldman Sachs Group, Inc. (The),
	1.011%, 5/23/2016, (EUR)(e)	186,016
455,000	Goldman Sachs Group, Inc. (The),
	6.750%, 10/01/2037	454,429
400,000	Goldman Sachs Group, Inc. (The),
	6.875%, 1/18/2038, (GBP)	644,161
165,000	Goodyear Tire & Rubber Co. (The),
	7.000%, 3/15/2028	142,312
25,000	GTE Corp.,
	6.940%, 4/15/2028	26,247
20,000	HCA, Inc.,
	5.750%, 3/15/2014	18,875
55,000	HCA, Inc.,
	6.250%, 2/15/2013	54,588
90,000	HCA, Inc.,
	6.375%, 1/15/2015	85,500
15,000	HCA, Inc.,
	6.500%, 2/15/2016	14,231
40,000	HCA, Inc.,
	6.750%, 7/15/2013	40,000
225,000	HCA, Inc.,
	7.050%, 12/01/2027	192,375
245,000	HCA, Inc.,
	7.190%, 11/15/2015	231,525
90,000	HCA, Inc.,
	7.500%, 12/15/2023	82,350
250,000	HCA, Inc.,
	7.500%, 11/06/2033	217,500
1,295,000	HCA, Inc.,
	7.690%, 6/15/2025	1,197,875
395,000	HCA, Inc.,
	8.360%, 4/15/2024	374,262
125,000	HCA, Inc.,
	8.750%, 11/01/2010, (GBP)	193,955
110,000	HCA, Inc., MTN,
	7.580%, 9/15/2025	99,550
75,000	HCA, Inc., MTN,
	7.750%, 7/15/2036	66,000
75,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC,
	9.750%, 11/15/2014	76,500
470,000	Highwoods Properties, Inc.,
	5.850%, 3/15/2017	449,238
260,000	Hilcorp Energy I LP,
	7.750%, 11/01/2015, 144A	256,750
110,000	Incitec Pivot Finance LLC,
	6.000%, 12/10/2019, 144A	111,171

See accompanying notes to financial statements.

21

LOOMIS SAYLES GLOBAL MARKETS FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$250,000	iStar Financial, Inc.,
	5.150%, 3/01/2012	$218,750
95,000	iStar Financial, Inc.,
	5.500%, 6/15/2012	82,294
105,000	iStar Financial, Inc.,
	5.650%, 9/15/2011	95,812
70,000	iStar Financial, Inc.,
	5.850%, 3/15/2017	51,800
300,000	iStar Financial, Inc.,
	5.875%, 3/15/2016	225,000
145,000	iStar Financial, Inc.,
	6.050%, 4/15/2015	106,575
985,000	iStar Financial, Inc.,
	8.625%, 6/01/2013	842,175
35,000	iStar Financial, Inc., Series B,
	5.700%, 3/01/2014	27,825
950,000	iStar Financial, Inc., Series B,
	5.950%, 10/15/2013	760,000
5,000	J.C. Penney Corp., Inc.,
	5.750%, 2/15/2018	5,006
125,000	J.C. Penney Corp., Inc.,
	6.375%, 10/15/2036	116,406
15,000	J.C. Penney Corp., Inc.,
	7.125%, 11/15/2023	15,131
5,000	J.C. Penney Corp., Inc.,
	7.625%, 3/01/2097	4,525
450,000	Jefferies Group, Inc.,
	8.500%, 7/15/2019	499,204
260,000	K. Hovnanian Enterprises, Inc.,
	6.250%, 1/15/2016	200,200
15,000	K. Hovnanian Enterprises, Inc.,
	6.375%, 12/15/2014	12,038
150,000	Kraft Foods, Inc.,
	6.250%, 3/20/2015, (EUR)	229,057
15,000	Lennar Corp., Series B,
	5.500%, 9/01/2014	14,475
1,090,000	Lennar Corp., Series B,
	5.600%, 5/31/2015	1,035,500
55,000	Lennar Corp., Series B,
	6.500%, 4/15/2016	53,006
15,000	Level 3 Financing, Inc.,
	8.750%, 2/15/2017	13,725
10,000	Level 3 Financing, Inc.,
	9.250%, 11/01/2014	9,750
130,000	MBNA Credit Card Master Note Trust, Series 03A5,
	4.150%, 9/19/2012, (EUR)	175,777
150,000	Merrill Lynch & Co., Inc., EMTN,
	4.625%, 9/14/2018, (EUR)	192,901
230,000	Morgan Stanley,
	5.375%, 11/14/2013, (GBP)	368,571
500,000	New Albertson’s, Inc.,
	7.450%, 8/01/2029	422,500
50,000	New Albertson’s, Inc., Series C, MTN,
	6.625%, 6/01/2028	37,875
80,000	News America, Inc.,
	6.150%, 3/01/2037	78,856
25,000	News America, Inc.,
	6.400%, 12/15/2035	25,529

Principal Amount (‡)	Description	Value (†)

	United States — continued
$925,000	Nextel Communications, Inc., Series D,
	7.375%, 8/01/2015	$878,750
140,000	Nextel Communications, Inc., Series E,
	6.875%, 10/31/2013	136,500
230,000	Nextel Communications, Inc., Series F,
	5.950%, 3/15/2014	214,475
250,000	NGC Corp. Capital Trust I, Series B,
	8.316%, 6/01/2027	130,000
35,000	Nortel Networks Capital Corp.,
	7.875%, 6/15/2026(d)	25,200
1,000,000	NRG Energy, Inc.,
	7.375%, 2/01/2016	992,500
50,000	Ohio Edison Co.,
	6.875%, 7/15/2036	53,886
150,000	Owens Brockway Glass Container, Inc.,
	6.750%, 12/01/2014, (EUR)	206,650
565,000	Owens Corning, Inc.,
	6.500%, 12/01/2016	597,948
535,000	Owens Corning, Inc.,
	7.000%, 12/01/2036	524,186
40,000	Owens-Illinois, Inc.,
	7.800%, 5/15/2018	41,300
47,000	Pulte Group, Inc.,
	5.200%, 2/15/2015	45,061
540,000	Pulte Group, Inc.,
	6.000%, 2/15/2035	418,500
695,000	Pulte Group, Inc.,
	6.375%, 5/15/2033	556,000
1,335,000	Qwest Capital Funding, Inc.,
	6.500%, 11/15/2018	1,248,225
650,000	Qwest Capital Funding, Inc.,
	6.875%, 7/15/2028	581,750
400,000	Qwest Capital Funding, Inc.,
	7.625%, 8/03/2021	392,000
60,000	Qwest Capital Funding, Inc.,
	7.750%, 2/15/2031	57,000
560,000	Qwest Corp.,
	6.875%, 9/15/2033	540,400
115,000	Qwest Corp.,
	7.250%, 9/15/2025	116,150
80,000	Reynolds American, Inc.,
	6.750%, 6/15/2017	85,687
20,000	Reynolds American, Inc.,
	7.250%, 6/15/2037	20,356
1,600(††††)	SLM Corp.,
	6.000%, 12/15/2043	28,476
120,000	SLM Corp., MTN,
	5.050%, 11/14/2014	111,046
35,000	SLM Corp., MTN,
	5.125%, 8/27/2012	34,778
15,000	SLM Corp., Series A, MTN,
	4.500%, 7/26/2010	15,069
228,000	SLM Corp., Series A, MTN,
	5.000%, 10/01/2013	217,822
10,000	SLM Corp., Series A, MTN,
	5.000%, 6/15/2018	8,251
115,000	SLM Corp., Series A, MTN,
	5.375%, 1/15/2013	113,579

See accompanying notes to financial statements.

22

LOOMIS SAYLES GLOBAL MARKETS FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$75,000	SLM Corp., Series A, MTN,
	5.375%, 5/15/2014	$71,039
30,000	SLM Corp., Series A, MTN,
	5.400%, 10/25/2011	30,281
20,000	SLM Corp., Series A, MTN,
	5.625%, 8/01/2033	15,433
625,000	SLM Corp., Series A, MTN,
	8.450%, 6/15/2018	632,101
294,000	Sprint Capital Corp.,
	6.875%, 11/15/2028	236,670
320,000	Sprint Capital Corp.,
	6.900%, 5/01/2019	292,800
110,000	Sprint Capital Corp.,
	8.750%, 3/15/2032	102,025
26,000	Sprint Nextel Corp.,
	6.000%, 12/01/2016	23,465
265,000	Tenet Healthcare Corp.,
	6.875%, 11/15/2031	215,975
23,000	Tenet Healthcare Corp.,
	7.375%, 2/01/2013	23,230
250,000	Textron, Inc.,
	3.875%, 3/11/2013, (EUR)	333,087
395,000	Time Warner, Inc.,
	6.625%, 5/15/2029	416,480
105,000	Toll Brothers Finance Corp.,
	5.150%, 5/15/2015	104,777
375,000	Toys R Us, Inc.,
	7.375%, 10/15/2018	360,000
3,150,000	TXU Corp., Series P,
	5.550%, 11/15/2014	2,299,500
2,570,000	TXU Corp., Series Q,
	6.500%, 11/15/2024	1,336,400
30,000	TXU Corp., Series R,
	6.550%, 11/15/2034	15,450
1,775,000	U.S. Treasury Note,
	1.000%, 12/31/2011	1,778,536
400,000	U.S. Treasury Note,
	3.625%, 2/15/2020	393,188
490,000	UAL Pass Through Trust, Series 2009-1,
	10.400%, 11/01/2016	526,750
2,320,000	United Rentals North America, Inc.,
	7.000%, 2/15/2014	2,146,000
840,000	United Rentals North America, Inc.,
	7.750%, 11/15/2013	806,400
770,000	United States Steel Corp.,
	6.650%, 6/01/2037	662,200
50,000	USG Corp.,
	6.300%, 11/15/2016	44,750
230,000	USG Corp.,
	9.500%, 1/15/2018	232,587
106,000	Verizon Communications, Inc.,
	5.850%, 9/15/2035	103,166
5,000	Verizon Maryland, Inc.,
	5.125%, 6/15/2033	4,070
140,000	Verizon New York, Inc., Series B,
	7.375%, 4/01/2032	150,503
110,000	Verizon Pennsylvania, Inc.,
	6.000%, 12/01/2028	98,449
185,000	Wells Fargo & Co.,
	4.625%, 11/02/2035, (GBP)	247,528

Principal Amount (‡)	Description	Value (†)

	United States — continued
$230,000	Williams Cos., Inc. (The),
	7.875%, 9/01/2021	$270,806
74,000	Williams Cos., Inc. (The), Series A,
	7.500%, 1/15/2031	81,310
24,000	Xerox Capital Trust I,
	8.000%, 2/01/2027	23,547
125,000	Xerox Corp.,
	6.750%, 2/01/2017	138,006
20,000	Xerox Corp., MTN,
	7.200%, 4/01/2016	22,351

		58,036,438

	Total Non-Convertible Bonds (Identified Cost $83,994,246)	89,297,697

Convertible Bonds — 1.2%
	United States — 1.2%
125,000	Ford Motor Co.,
	4.250%, 11/15/2016	187,031
1,125,000	Intel Corp.,
	3.250%, 8/01/2039, 144A	1,348,594
430,000	iStar Financial, Inc.,
	0.751%, 10/01/2012(e)	327,015
365,000	Kulicke & Soffa Industries, Inc.,
	0.875%, 6/01/2012	336,712
440,000	Level 3 Communications, Inc.,
	3.500%, 6/15/2012	405,350
185,000	Level 3 Communications, Inc.,
	5.250%, 12/15/2011	180,144
215,000	Level 3 Communications, Inc.,
	7.000%, 3/15/2015, 144A(f)	256,925
200,000	NII Holdings, Inc.,
	3.125%, 6/15/2012	188,750
80,000	Valeant Pharmaceuticals International,
	4.000%, 11/15/2013	111,400

	Total Convertible Bonds (Identified Cost $3,015,595)	3,341,921

Municipals — 0.0%
	United States — 0.0%
135,000	Virginia Tobacco Settlement Financing Corp., Series A-1,
	6.706%, 6/01/2046(f) (Identified Cost $134,987)	98,310

	Total Bonds and Notes (Identified Cost $87,144,828)	92,737,928

Bank Loans — 0.1%
	United States — 0.1%
1,958	Dole Food Co., Inc., Credit Link Deposit,
	7.887%, 4/12/2013(g)	1,958
57,836	Hawaiian Telcom Communications, Inc., Tranche C Term Loan,
	4.750%, 6/01/2014(g)(h)	41,063
40,000	Level 3 Financing, Inc., Tranche A Term Loan,
	2.501%, 3/13/2014(g)	37,138
2,751	Sungard Data Systems, Inc., Tranche A,
	1.979%, 2/28/2014(g)	2,656
64,494	SuperMedia, Inc., Exit Term Loan,
	11.000%, 12/31/2015(g)	60,687
7,314	Tribune Company, Term Loan X,
	5.000%, 6/04/2009(d)(g)(i)	4,553

	Total Bank Loans (Identified Cost $153,541)	148,055

See accompanying notes to financial statements.

23

LOOMIS SAYLES GLOBAL MARKETS FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Shares	Description	Value (†)

Preferred Stocks — 0.4%
	United States — 0.4%
12,940	Federal Home Loan Mortgage Corp., (fixed rate to 12/31/2012, variable rate thereafter), 8.375%(b)(j)	$16,434
17,500	Federal National Mortgage Association, (fixed rate to 12/13/2010, variable rate thereafter), 8.250%(b)(j)	22,225
682	GMAC, Inc., Series G, 7.000%, 144A	519,854
820	Lucent Technologies Capital Trust, 7.750%	652,720

	Total Preferred Stocks (Identified Cost $1,389,780)	1,211,233

Warrants — 0.1%
	United States — 0.1%
12,495	Valeant Pharmaceuticals International, Expiration 8/16/2010(b)(f)(k) (Identified Cost $0)	141,194

Principal Amount (‡)
Short-Term Investments — 1.3%
$1,871	Repurchase Agreement with State Street Corp., dated 3/31/2010 at 0.000%, to be repurchased at $1,871 on 4/01/2010 collateralized by $5,000 U.S. Treasury Bill, due 7/08/2010 valued at $4,998 including accrued interest (Note 2 of Notes to Financial Statemets)	1,871
3,792,336	Tri-Party Repurchase Agreement with Fixed Income Clearing Corp., dated 3/31/2010 at 0.000% to be repurchased at $3,792,336 on 4/01/2010 collateralized by $3,855,000 Federal National Mortgage Association, 3.000% due 1/29/2015 valued at $3,869,456 including accrued interest (Note 2 of Notes to Financial Statements)	3,792,336

	Total Short-Term Investments (Identified Cost $3,794,207)	3,794,207

	Total Investments — 98.1%
	(Identified Cost $240,455,054)(a)	278,762,393
	Other assets less liabilities — 1.9%	5,423,783

	Net Assets — 100.0%	$284,186,176

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Security held in units. One unit represents a principal amount of 1,000. Amount shown represents principal amount including inflation adjustments.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(††††)	Amount shown represents units. One unit represents a principal amount of 25.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
	At March 31, 2010, the net unrealized appreciation on investments based on a cost of $240,555,531 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$44,018,436
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(5,811,574)

	Net unrealized appreciation	$38,206,862

(b)	Non-income producing security.
(c)	All or a portion of this security is held as collateral for open forward contracts.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Variable rate security. Rate as of March 31, 2010 is disclosed.
(f)	Illiquid security. At March 31, 2010, the value of these securities amounted to $496,429 or 0.2% of net assets.
(g)	Variable rate security. Rate shown represents the weighted average rate at March 31, 2010.

(h)	All or a portion of interest payment is paid-in-kind.
(i)	Issuer has filed for bankruptcy.
(j)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
(k)	Fair valued security by the Fund’s investment adviser. At March 31, 2010 the value of this security amounted to $141,194 or 0.0% of net assets.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the total value of these securities amounted to $14,119,017 or 5.0% of net assets.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar

See accompanying notes to financial statements.

24

LOOMIS SAYLES GLOBAL MARKETS FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

At March 31, 2010, the Fund had the following open forward foreign currency contracts:

Contract to Buy	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation
Buy[1]	09/23/2010	Indian Rupee	17,250,000	$378,540	$2,231
Buy[2]	09/22/2010	Malaysian Ringgit	1,250,000	379,570	2,951
Buy[3]	06/14/2010	South Korean Won	780,000,000	687,564	1,970
Buy[4]	06/14/2010	South Korean Won	870,000,000	766,898	2,198

					$9,350

[1]	Counterparty is UBS.
[2]	Counterparty is JP Morgan Chase Bank.
[3]	Counterparty is Barclays Bank PLC.
[4]	Counterparty is Credit Suisse.

Industry Summary at March 31, 2010 (Unaudited)

Commercial Banks	5.9%
Computers & Peripherals	5.4
Internet Software & Services	5.2
Metals & Mining	4.6
Semiconductors & Semiconductor Equipment	4.6
Internet & Catalog Retail	3.9
Oil, Gas & Consumable Fuels	3.8
Personal Products	3.4
Treasuries	3.2
Non-Captive Diversified	2.6
Automotive	2.5
Electrical Equipment	2.4
Sovereigns	2.3
Capital Markets	2.3
Automobiles	2.2
Energy Equipment & Services	2.1
Electric	2.0
Other Investments, less than 2% each	38.4
Short-Term Investments	1.3

Total Investments	98.1
Other assets less liabilities (including open forward foreign currency contracts)	1.9

Net Assets	100.0%

Currency Exposure at March 31, 2010 as a Percentage of Net Assets (Unaudited)

United States Dollar	69.3%
British Pound	6.0
Brazilian Real	4.8
Euro	4.5
Hong Kong Dollar	3.4
Japanese Yen	2.3
South Korean Won	2.1
Swiss Franc	2.0
Other, less than 2% each	3.7

Total Investments	98.1
Other assets less liabilities (including open forward foreign currency contracts)	1.9

Net Assets	100.0%

See accompanying notes to financial statements.

25

LOOMIS SAYLES GROWTH FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2010 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 99.1% of Net Assets
	Aerospace & Defense — 1.1%
9,674	Precision Castparts Corp.	$1,225,793

	Air Freight & Logistics — 2.2%
37,769	United Parcel Service, Inc., Class B	2,432,701

	Auto Components — 1.8%
60,387	Johnson Controls, Inc.	1,992,167

	Automobiles — 1.9%
170,014	Ford Motor Co.(b)	2,137,076

	Biotechnology — 1.7%
42,115	Gilead Sciences, Inc.(b)	1,915,390

	Capital Markets — 3.5%
20,661	Franklin Resources, Inc.	2,291,305
9,776	Goldman Sachs Group, Inc. (The)	1,668,079

		3,959,384

	Communications Equipment — 5.1%
157,724	Cisco Systems, Inc.(b)	4,105,556
25,856	F5 Networks, Inc.(b)	1,590,402

		5,695,958

	Computers & Peripherals — 8.6%
23,729	Apple, Inc.(b)	5,574,654
42,368	Hewlett-Packard Co.	2,251,859
53,320	NetApp, Inc.(b)	1,736,099

		9,562,612

	Consumer Finance — 1.6%
42,800	American Express Co.	1,765,928

	Diversified Financial Services — 1.5%
38,133	JPMorgan Chase & Co.	1,706,452

	Electrical Equipment — 1.2%
25,878	Emerson Electric Co.	1,302,698

	Energy Equipment & Services — 1.6%
27,919	FMC Technologies, Inc.(b)	1,804,405

	Health Care Equipment & Supplies — 2.4%
51,947	CareFusion Corp.(b)	1,372,959
3,806	Intuitive Surgical, Inc.(b)	1,324,983

		2,697,942

	Health Care Providers & Services — 3.5%
23,393	Express Scripts, Inc.(b)	2,380,472
24,411	Medco Health Solutions, Inc.(b)	1,575,974

		3,956,446

	Hotels, Restaurants & Leisure — 2.4%
111,997	Starbucks Corp.(b)	2,718,167

	Industrial Conglomerates — 2.2%
29,880	3M Co.	2,497,072

	Internet & Catalog Retail — 8.2%
32,898	Amazon.com, Inc.(b)	4,465,245
18,519	Priceline.com, Inc.(b)	4,722,345

		9,187,590

	Internet Software & Services — 3.6%
7,182	Google, Inc., Class A(b)	4,072,266

Shares	Description	Value (†)

	IT Services — 5.7%
53,073	Cognizant Technology Solutions Corp., Class A(b)	$2,705,662
40,418	Visa, Inc., Class A	3,679,250

		6,384,912

	Machinery — 4.4%
16,217	Bucyrus International, Inc.	1,070,160
20,415	Danaher Corp.	1,631,363
38,090	Deere & Co.	2,264,831

		4,966,354

	Media — 1.2%
40,877	Discovery Communications, Inc., Class A(b)	1,381,234

	Metals & Mining — 3.2%
31,109	Cliffs Natural Resources, Inc.	2,207,184
14,875	Walter Energy, Inc.	1,372,516

		3,579,700

	Multiline Retail — 2.0%
54,238	Nordstrom, Inc.	2,215,622

	Oil, Gas & Consumable Fuels — 4.8%
34,589	Anadarko Petroleum Corp.	2,519,117
30,930	Range Resources Corp.	1,449,689
32,861	Southwestern Energy Co.(b)	1,338,100

		5,306,906

	Personal Products — 1.4%
23,379	Estee Lauder Cos., Inc., (The) Class A	1,516,596

	Pharmaceuticals — 3.3%
122,873	Mylan, Inc.(b)	2,790,446
14,752	Perrigo Co.	866,237

		3,656,683

	Semiconductors & Semiconductor Equipment — 7.7%
92,409	Broadcom Corp., Class A	3,066,130
32,950	Cree, Inc.(b)	2,313,749
79,172	Intel Corp.	1,762,369
71,868	Marvell Technology Group Ltd.(b)	1,464,670

		8,606,918

	Software — 7.6%
154,391	Microsoft Corp.	4,519,025
89,355	Oracle Corp.	2,295,530
22,783	Salesforce.com, Inc.(b)	1,696,194

		8,510,749

	Specialty Retail — 3.7%
38,843	Guess?, Inc.	1,824,844
49,232	Tiffany & Co.	2,338,028

		4,162,872

	Total Common Stocks (Identified Cost $86,323,496)	110,918,593

	Total Investments — 99.1% (Identified Cost $86,323,496)(a)	110,918,593
	Other assets less liabilities — 0.9%	951,939

	Net Assets — 100.0%	$111,870,532

See accompanying notes to financial statements.

26

LOOMIS SAYLES GROWTH FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At March 31, 2010, the net unrealized appreciation on investments based on a cost of $86,323,496 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$25,078,116
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(483,019)

	Net unrealized appreciation	$24,595,097

(b)	Non-income producing security.

Industry Summary at March 31, 2010 (Unaudited)

Computers & Peripherals	8.6%
Internet & Catalog Retail	8.2
Semiconductors & Semiconductor Equipment	7.7
Software	7.6
IT Services	5.7
Communications Equipment	5.1
Oil, Gas & Consumable Fuels	4.8
Machinery	4.4
Specialty Retail	3.7
Internet Software & Services	3.6
Capital Markets	3.5
Health Care Providers & Services	3.5
Pharmaceuticals	3.3
Metals & Mining	3.2
Hotels, Restaurants & Leisure	2.4
Health Care Equipment & Supplies	2.4
Industrial Conglomerates	2.2
Air Freight & Logistics	2.2
Multiline Retail	2.0
Other Investments, less than 2% each	15.0

Total Investments	99.1
Other assets less liabilities	0.9

Net Assets	100.0%

See accompanying notes to financial statements.

27

LOOMIS SAYLES MID CAP GROWTH FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2010 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 97.8% of Net Assets
	Aerospace & Defense — 2.1%
12,746	Precision Castparts Corp.	$1,615,046

	Biotechnology — 4.2%
16,384	Alexion Pharmaceuticals, Inc.(b)	890,798
38,519	Amylin Pharmaceuticals, Inc.(b)	866,292
24,842	Human Genome Sciences, Inc.(b)	750,228
18,542	Vertex Pharmaceuticals, Inc.(b)	757,812

		3,265,130

	Capital Markets — 4.5%
24,953	Evercore Partners, Inc., Class A	748,590
13,869	Greenhill & Co., Inc.	1,138,506
29,343	T. Rowe Price Group, Inc.	1,611,811

		3,498,907

	Commercial Banks — 1.6%
32,297	Comerica, Inc.	1,228,578

	Communications Equipment — 2.7%
34,181	F5 Networks, Inc.(b)	2,102,473

	Computers & Peripherals — 1.4%
33,348	NetApp, Inc.(b)	1,085,811

	Electrical Equipment — 1.7%
23,659	Rockwell Automation, Inc.	1,333,421

	Electronic Equipment Instruments & Components — 2.1%
27,373	Dolby Laboratories, Inc., Class A(b)	1,605,974

	Energy Equipment & Services — 1.7%
21,373	Dril-Quip, Inc.(b)	1,300,333

	Food Products — 4.7%
20,907	Green Mountain Coffee Roasters, Inc.(b)	2,024,216
31,321	Mead Johnson Nutrition Co., Class A	1,629,631

		3,653,847

	Health Care Equipment & Supplies — 3.4%
11,668	Edwards Lifesciences Corp.(b)	1,153,732
4,337	Intuitive Surgical, Inc.(b)	1,509,840

		2,663,572

	Health Care Providers & Services — 2.8%
31,713	Catalyst Health Solutions, Inc.(b)	1,312,284
16,863	HMS Holdings Corp.(b)	859,844

		2,172,128

	Health Care Technology — 1.5%
13,980	Cerner Corp.(b)	1,189,139

	Hotels, Restaurants & Leisure — 3.8%
37,745	Ctrip.com International Ltd., ADR(b)	1,479,604
19,774	Panera Bread Co., Class A(b)	1,512,513

		2,992,117

	Internet & Catalog Retail — 4.1%
17,933	Netflix, Inc.(b)	1,322,380
7,269	Priceline.com, Inc.(b)	1,853,595

		3,175,975

	Internet Software & Services — 9.0%
47,524	Akamai Technologies, Inc.(b)	1,492,729
3,018	Baidu, Inc., Sponsored ADR(b)	1,801,746
43,234	GSI Commerce, Inc.(b)	1,196,285
25,940	MercadoLibre, Inc.(b)	1,250,567

Shares	Description	Value (†)

	Internet Software & Services — continued
22,711	VistaPrint NV(b)	$1,300,205

		7,041,532

	IT Services — 2.1%
32,045	Cognizant Technology Solutions Corp., Class A(b)	1,633,654

	Life Sciences Tools & Services — 4.0%
31,422	Life Technologies Corp.(b)	1,642,428
13,740	Mettler-Toledo International, Inc.(b)	1,500,408

		3,142,836

	Machinery — 4.4%
23,859	Bucyrus International, Inc.	1,574,455
29,564	Cummins, Inc.	1,831,490

		3,405,945

	Metals & Mining — 2.5%
21,017	Walter Energy, Inc.	1,939,239

	Oil, Gas & Consumable Fuels — 5.9%
35,253	Concho Resources, Inc.(b)	1,775,341
36,682	Massey Energy Co.	1,918,102
40,365	Rosetta Resources, Inc.(b)	950,596

		4,644,039

	Personal Products — 3.0%
18,295	Estee Lauder Cos., Inc., (The) Class A	1,186,797
23,870	NBTY, Inc.(b)	1,145,282

		2,332,079

	Pharmaceuticals — 2.0%
26,645	Perrigo Co.	1,564,594

	Professional Services — 1.5%
37,946	Robert Half International, Inc.	1,154,697

	Real Estate Management & Development — 1.6%
78,806	CB Richard Ellis Group, Inc., Class A(b)	1,249,075

	Semiconductors & Semiconductor Equipment — 5.4%
115,805	ARM Holdings PLC, Sponsored ADR	1,237,956
26,911	Cree, Inc.(b)	1,889,690
92,196	Cypress Semiconductor Corp.(b)	1,060,254

		4,187,900

	Software — 4.4%
19,145	Concur Technologies, Inc.(b)	785,136
23,941	Salesforce.com, Inc.(b)	1,782,408
47,724	SuccessFactors, Inc.(b)	908,665

		3,476,209

	Specialty Retail — 4.7%
20,944	Abercrombie & Fitch Co., Class A	955,884
33,106	Guess?, Inc.	1,555,320
26,107	J. Crew Group, Inc.(b)	1,198,311

		3,709,515

	Textiles, Apparel & Luxury Goods — 5.0%
30,856	Fossil, Inc.(b)	1,164,505
32,639	Lululemon Athletica, Inc.(b)	1,354,519
24,661	Phillips-Van Heusen Corp.	1,414,555

		3,933,579

	Total Common Stocks (Identified Cost $58,794,281)	76,297,344

See accompanying notes to financial statements.

28

LOOMIS SAYLES MID CAP GROWTH FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount	Description	Value (†)

Short-Term Investments — 2.3%
$1,773,973	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2010 at 0.000% to be repurchased at $1,773,973 on 4/01/2010 collateralized by $1,810,000 Federal Home Loan Mortgage Corp., 2.000% due 3/29/2013 valued at $1,812,263, including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,773,973)	$1,773,973

	Total Investments — 100.1% (Identified Cost $60,568,254)(a)	78,071,317
	Other assets less liabilities — (0.1)%	(71,563)

	Net Assets — 100.0%	$77,999,754

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.): At March 31, 2010, the net unrealized appreciation on investments based on a cost of $60,568,254 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$17,778,840
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(275,777)

	Net unrealized appreciation	$17,503,063

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

Industry Summary at March 31, 2010 (Unaudited)

Internet Software & Services	9.0%
Oil, Gas & Consumable Fuels	5.9
Semiconductors & Semiconductor Equipment	5.4
Textiles, Apparel & Luxury Goods	5.0
Specialty Retail	4.7
Food Products	4.7
Capital Markets	4.5
Software	4.4
Machinery	4.4
Biotechnology	4.2
Internet & Catalog Retail	4.1
Life Sciences Tools & Services	4.0
Hotels, Restaurants & Leisure	3.8
Health Care Equipment & Supplies	3.4
Personal Products	3.0
Health Care Providers & Services	2.8
Communications Equipment	2.7
Metals & Mining	2.5
IT Services	2.1
Aerospace & Defense	2.1
Electronic Equipment Instruments & Components	2.1
Pharmaceuticals	2.0
Other Investments, less than 2% each	11.0
Short-Term Investments	2.3

Total Investments	100.1
Other assets less liabilities	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

29

LOOMIS SAYLES VALUE FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2010 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 96.0% of Net Assets
	Aerospace & Defense — 3.2%
271,238	Honeywell International, Inc.	$12,278,944
276,484	Northrop Grumman Corp.	18,129,056

		30,408,000

	Auto Components — 1.9%
601,483	Goodyear Tire & Rubber Co. (The)(b)	7,602,745
303,057	Johnson Controls, Inc.	9,997,851

		17,600,596

	Beverages — 2.5%
190,639	Dr Pepper Snapple Group, Inc.	6,704,774
257,963	PepsiCo, Inc.	17,066,832

		23,771,606

	Biotechnology — 1.1%
179,104	Amgen, Inc.(b)	10,703,255

	Capital Markets — 6.4%
428,586	Ameriprise Financial, Inc.	19,440,661
451,737	Bank of New York Mellon Corp.	13,949,638
394,740	Legg Mason, Inc.	11,317,196
348,662	State Street Corp.	15,738,603

		60,446,098

	Chemicals — 0.7%
94,510	Air Products & Chemicals, Inc.	6,989,014

	Commercial Banks — 6.0%
647,581	Fifth Third Bancorp	8,800,626
274,333	PNC Financial Services Group, Inc.	16,377,680
449,176	U.S. Bancorp	11,624,675
640,615	Wells Fargo & Co.	19,935,939

		56,738,920

	Computers & Peripherals — 3.1%
384,209	Hewlett-Packard Co.	20,420,709
72,097	International Business Machines Corp.	9,246,440

		29,667,149

	Construction & Engineering — 1.0%
362,615	Foster Wheeler AG(b)	9,841,371

	Consumer Finance — 1.0%
633,915	Discover Financial Services	9,445,333

	Containers & Packaging — 1.5%
395,600	Owens-Illinois, Inc.(b)	14,059,624

	Diversified Financial Services — 5.2%
1,168,608	Bank of America Corp.	20,859,653
626,908	JPMorgan Chase & Co.	28,054,133

		48,913,786

	Diversified Telecommunication Services — 1.0%
277,549	CenturyTel, Inc.	9,841,888

	Electric Utilities — 2.4%
520,249	Allegheny Energy, Inc.	11,965,727
313,935	American Electric Power Co., Inc.	10,730,298

		22,696,025

	Electrical Equipment — 1.1%
481,977	ABB Ltd., Sponsored ADR(b)	10,526,378

	Energy Equipment & Services — 2.5%
41,857	Schlumberger Ltd.	2,656,245
266,301	Smith International, Inc.	11,403,009

Shares	Description	Value (†)

	Energy Equipment & Services — continued
196,520	Tidewater, Inc.	$9,289,500

		23,348,754

	Food & Staples Retailing — 2.5%
337,947	CVS Caremark Corp.	12,355,342
207,235	Wal-Mart Stores, Inc.	11,522,266

		23,877,608

	Food Products — 1.2%
466,297	ConAgra Foods, Inc.	11,690,066

	Gas Utilities — 1.1%
248,989	EQT Corp.	10,208,549

	Health Care Equipment & Supplies — 3.2%
1,191,227	Boston Scientific Corp.(b)	8,600,659
222,621	Covidien PLC	11,193,384
237,751	Medtronic, Inc.	10,705,927

		30,499,970

	Health Care Providers & Services — 1.5%
435,326	UnitedHealth Group, Inc.	14,222,100

	Household Durables — 1.7%
208,812	Harman International Industries, Inc.(b)	9,768,225
570,362	Pulte Group, Inc.(b)	6,416,573

		16,184,798

	Industrial Conglomerates — 3.4%
1,082,068	General Electric Co.	19,693,637
121,404	Siemens AG, Sponsored ADR	12,136,758

		31,830,395

	Insurance — 3.9%
146,733	Berkshire Hathaway, Inc., Class B(b)	11,924,991
288,838	Travelers Cos., Inc. (The)	15,579,922
389,681	Unum Group	9,652,398

		37,157,311

	Internet Software & Services — 1.6%
213,811	AOL, Inc.(b)	5,405,142
358,026	eBay, Inc.(b)	9,648,801

		15,053,943

	Media — 4.7%
1,018,822	Comcast Corp., Class A	19,174,230
451,635	DIRECTV, Class A(b)	15,269,779
301,500	Time Warner, Inc.	9,427,905

		43,871,914

	Metals & Mining — 1.0%
215,962	ArcelorMittal, (NY Registered)	9,482,891

	Multi-Utilities & Unregulated Power — 1.1%
338,828	Public Service Enterprise Group, Inc.	10,002,203

	Oil, Gas & Consumable Fuels — 11.5%
159,498	Anadarko Petroleum Corp.	11,616,240
212,705	CONSOL Energy, Inc.	9,073,995
1,069,488	El Paso Corp.	11,593,250
130,631	EOG Resources, Inc.	12,140,845
275,869	ExxonMobil Corp.	18,477,706
269,866	Hess Corp.	16,880,118
290,948	Total SA, Sponsored ADR	16,880,803
607,200	Valero Energy Corp.	11,961,840

		108,624,797

See accompanying notes to financial statements.

30

LOOMIS SAYLES VALUE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Shares	Description	Value (†)

	Paper & Forest Products — 1.2%
242,453	Weyerhaeuser Co.	$10,975,847

	Personal Products — 1.0%
148,291	Estee Lauder Cos., Inc., (The) Class A	9,619,637

	Pharmaceuticals — 6.6%
326,188	Bristol-Myers Squibb Co.	8,709,220
156,732	Johnson & Johnson	10,218,927
454,892	Merck & Co., Inc.	16,990,216
914,702	Pfizer, Inc.	15,687,139
279,803	Sanofi-Aventis SA, Sponsored ADR	10,453,440

		62,058,942

	Road & Rail — 1.1%
178,900	Norfolk Southern Corp.	9,998,721

	Semiconductors & Semiconductor Equipment — 0.7%
511,173	Applied Materials, Inc.	6,890,612

	Software — 2.8%
331,903	Microsoft Corp.	9,714,801
646,065	Oracle Corp.	16,597,410

		26,312,211

	Specialty Retail — 2.3%
431,803	Gap, Inc. (The)	9,978,967
491,320	Lowe’s Cos., Inc.	11,909,597

		21,888,564

	Wireless Telecommunication Services — 1.3%
522,134	Vodafone Group PLC, Sponsored ADR	12,160,501

	Total Common Stocks (Identified Cost $807,788,206)	907,609,377

Principal Amount
Short-Term Investments — 3.5%
$32,720,374	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2010 at 0.000% to be repurchased at $32,720,374 on 4/01/2010 collateralized by $33,375,000 Federal Home Mortgage Corp., 2.125% due 6/18/2013 valued at $33,375,000, including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $32,720,374)	32,720,374

	Total Investments — 99.5% (Identified Cost $840,508,580)(a)	940,329,751
	Other assets less liabilities — 0.5%	4,821,626

	Net Assets — 100.0%	$945,151,377

(†)	See Note 2 of Notes to Financial Statements.
(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):

At March 31, 2010, the net unrealized appreciation on investments based on a cost of $840,508,580 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$109,427,839
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(9,606,668)

	Net unrealized appreciation	$99,821,171

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

Industry Summary at March 31, 2010 (Unaudited)

Oil, Gas & Consumable Fuels	11.5%
Pharmaceuticals	6.6
Capital Markets	6.4
Commercial Banks	6.0
Diversified Financial Services	5.2
Media	4.7
Insurance	3.9
Industrial Conglomerates	3.4
Health Care Equipment & Supplies	3.2
Aerospace & Defense	3.2
Computers & Peripherals	3.1
Software	2.8
Food & Staples Retailing	2.5
Beverages	2.5
Energy Equipment & Services	2.5
Electric Utilities	2.4
Specialty Retail	2.3
Other Investments, less than 2% each	23.8
Short-Term Investments	3.5

Total Investments	99.5
Other assets less liabilities	0.5

Net Assets	100.0%

See accompanying notes to financial statements.

31

This Page Intentionally Left Blank

32

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2010 (Unaudited)

	Disciplined Equity Fund	Global Markets Fund

ASSETS
Investments at cost	$31,520,451	$240,455,054
Net unrealized appreciation	3,418,050	38,307,339

Investments at value	34,938,501	278,762,393
Foreign currency at value (identified cost $0, $867,484, $0, $0 and $0)	—	879,207
Restricted foreign currency at value (identified cost $0, $1,905,601, $0, $0 and $0) (Note 8)	—	1,904,731
Receivable for Fund shares sold	9,387	938,723
Receivable for securities sold	701,128	1,463,661
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	9,350
Dividends and interest receivable	29,195	2,091,772
Tax reclaims receivable	—	17,829
Foreign tax rebates receivable (Note 2)	—	3,248

TOTAL ASSETS	35,678,211	286,070,914

LIABILITIES
Options written, at value (premiums received $83,766, $0, $0, $0 and $0) (Note 2)	80,942	—
Payable for securities purchased	785,714	1,388,435
Payable for Fund shares redeemed	5,557	221,804
Payable to custodian bank	—	115
Management fees payable (Note 6)	8,413	168,068
Administrative fees payable (Note 6)	1,364	11,388
Deferred Trustees’ fees (Note 6)	44,103	49,758
Other accounts payable and accrued expenses	30,263	45,170

TOTAL LIABILITIES	956,356	1,884,738

NET ASSETS	$34,721,855	$284,186,176

NET ASSETS CONSIST OF:
Paid-in capital	$36,020,293	$345,727,731
Undistributed (Distributions in excess of) net investment income/Accumulated net investment (loss)	(5,501)	1,047,380
Accumulated net realized loss on investments, options written and foreign currency transactions	(4,713,811)	(100,913,684)
Net unrealized appreciation on investments, options written and foreign currency translations	3,420,874	38,324,749

NET ASSETS	$34,721,855	$284,186,176

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$1,982,531	$53,613,066

Shares of beneficial interest	278,183	3,983,269

Net asset value and redemption price per share	$7.13	$13.46

Offering price per share (100/94.25 of net asset value) (Note 1)	$7.56	$14.28

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$150,170	$—

Shares of beneficial interest	21,625	—

Net asset value and offering price per share	$6.94	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$1,334,797	$107,117,499

Shares of beneficial interest	194,157	8,001,969

Net asset value and offering price per share	$6.87	$13.39

Class Y shares:
Net assets	$31,254,357	$123,455,611

Shares of beneficial interest	4,354,609	9,150,391

Net asset value, offering and redemption price per share	$7.18	$13.49

Admin Class shares:
Net assets	$—	$—

Shares of beneficial interest	—	—

Net asset value, offering and redemption price per share	$—	$—

See accompanying notes to financial statements.

33

Growth Fund	Mid Cap Growth Fund	Value Fund

$86,323,496	$60,568,254	$840,508,580
24,595,097	17,503,063	99,821,171

110,918,593	78,071,317	940,329,751
—	—	—
—	—	—
54,515	85,682	5,088,573
3,392,526	473,869	—
—	—	—
50,723	13,959	686,337
—	—	116,965
—	—	—

114,416,357	78,644,827	946,221,626

—	—	—
1,956,269	407,358	—
141,303	117,587	376,535
228,682	—	—
48,617	34,586	392,712
4,566	3,190	38,073
80,308	47,568	217,426
86,080	34,784	45,503

2,545,825	645,073	1,070,249

$111,870,532	$77,999,754	$945,151,377

$211,283,424	$203,357,315	$926,131,162
(333,814)	(423,045)	1,396,470
(123,674,175)	(142,437,579)	(82,197,426)
24,595,097	17,503,063	99,821,171

$111,870,532	$77,999,754	$945,151,377

$34,024,298	$46,369,556	$135,132,875

6,631,996	2,150,672	7,582,148

$5.13	$21.56	$17.82

$5.44	$22.88	$18.91

$5,002,671	$—	$4,646,719

1,024,160	—	259,918

$4.88	$—	$17.88

$14,572,797	$21,716	$10,974,324

2,981,229	1,016	620,663

$4.89	$21.38	$17.68

$58,270,766	$31,608,482	$794,396,390

10,745,263	1,421,533	44,523,621

$5.42	$22.24	$17.84

$—	$—	$1,069

—	—	60

$—	$—	$17.81

34

STATEMENTS OF OPERATIONS

For the Six Months Ended March 31, 2010 (Unaudited)

	Disciplined Equity Fund	Global Markets Fund

INVESTMENT INCOME
Dividends	$231,829	$909,582
Interest	—	3,349,241
Less net foreign taxes withheld	—	(57,994)

	231,829	4,200,829

Expenses
Management fees (Note 6)	78,867	982,567
Service and distribution fees (Note 6)	10,333	564,654
Trustees’ fees and expenses (Note 6)	6,357	8,065
Administrative fees (Note 6)	7,634	63,405
Custodian fees and expenses	14,638	84,128
Transfer agent fees and expenses (Note 6)	14,405	112,876
Audit and tax services fees	22,727	26,327
Legal fees	310	2,551
Shareholder reporting expenses	2,984	19,319
Registration fees	33,605	32,801
Fee/expense recovery (Note 6)	—	—
Miscellaneous expenses	5,860	15,092

Total expenses	197,720	1,911,785
Less fee reduction and/or expense reimbursement (Note 6)	(45,498)	(37,043)

Net expenses	152,222	1,874,742

Net investment income (loss)	79,607	2,326,087

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	3,066,972	11,511,770
Options written	139,491	—
Foreign currency transactions	(1,650)	88,963
Net change in unrealized appreciation (depreciation) on:
Investments	(344,662)	11,705,106
Options written	2,824	—
Foreign currency translations	—	(30,317)

Net realized and unrealized gain on investments, options written and foreign currency transactions	2,862,975	23,275,522

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,942,582	$25,601,609

See accompanying notes to financial statements.

35

Growth Fund	Mid Cap Growth Fund	Value Fund

$393,506	$88,229	$7,387,358
—	—	—
—	—	(122,161)

393,506	88,229	7,265,197

278,395	299,194	2,029,139
143,527	63,157	235,433
7,514	6,797	13,788
26,943	19,303	196,437
13,704	10,561	17,700
101,396	78,518	416,843
20,756	21,662	17,342
1,163	845	7,237
24,436	12,923	25,592
31,567	25,370	49,822
1,517	—	—
6,556	6,439	13,460

657,474	544,769	3,022,793
(15,201)	(82,683)	—

642,273	462,086	3,022,793

(248,767)	(373,857)	4,242,404

9,299,166	11,503,117	16,538,931
—	(17,532)	—
—	—	—

5,785,194	2,108,746	55,321,675
—	—	—
—	—	—

15,084,360	13,594,331	71,860,606

$14,835,593	$13,220,474	$76,103,010

36

STATEMENTS OF CHANGES IN NET ASSETS

	Disciplined Equity Fund		Global Markets Fund
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009

FROM OPERATIONS:
Net investment income (loss)	$79,607	$227,891	$2,326,087	$6,881,001
Net realized gain (loss) on investments, options written and foreign currency transactions	3,204,813	(6,612,204)	11,600,733	(80,934,410)
Net change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	(341,838)	5,341,200	11,674,789	77,383,636

Net increase (decrease) in net assets resulting from operations	2,942,582	(1,043,113)	25,601,609	3,330,227

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(6,227)	(16,599)	(1,152,276)	(1,215,467)
Class B	—	—	—	—
Class C	—	(6,028)	(1,701,697)	(1,365,584)
Class Y	(178,902)	(193,935)	(2,794,707)	(2,348,859)
Admin Class	—	—	—	—
Net realized capital gains
Class A	—	—	—	(14,673)
Class C	—	—	—	(28,430)
Class Y	—	—	—	(24,786)

Total distributions	(185,129)	(216,562)	(5,648,680)	(4,997,799)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	1,880,885	5,893,459	14,627,910	(60,874,359)

Net increase (decrease) in net assets	4,638,338	4,633,784	34,580,839	(62,541,931)
NET ASSETS
Beginning of the period	30,083,517	25,449,733	249,605,337	312,147,268

End of the period	$34,721,855	$30,083,517	$284,186,176	$249,605,337

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(5,501)	$100,021	$1,047,380	$4,369,973

See accompanying notes to financial statements.

37

Growth Fund		Mid Cap Growth Fund		Value Fund
Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009

$(248,767)	$(300,880)	$(373,857)	$(350,178)	$4,242,404	$7,832,048
9,299,166	(84,916,365)	11,485,585	(49,001,103)	16,538,931	(86,224,117)

5,785,194	36,216,597	2,108,746	26,716,743	55,321,675	84,560,021

14,835,593	(49,000,648)	13,220,474	(22,634,538)	76,103,010	6,167,952

—	—	—	—	(1,044,591)	(1,386,477)
—	—	—	—	—	(12,760)
—	—	—	—	(22,715)	(69,049)
—	—	—	—	(6,810,650)	(4,718,484)
—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	(7,877,956)	(6,186,770)

(14,938,091)	(108,551,663)	(17,229,665)	(41,659,860)	166,393,808	280,227,901

(102,498)	(157,552,311)	(4,009,191)	(64,294,398)	234,618,862	280,209,083

111,973,030	269,525,341	82,008,945	146,303,343	710,532,515	430,323,432

$111,870,532	$111,973,030	$77,999,754	$82,008,945	$945,151,377	$710,532,515

$(333,814)	$(85,047)	$(423,045)	$(49,188)	$1,396,470	$5,032,022

38

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss) (a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions (b)

DISCIPLINED EQUITY FUND
Class A
3/31/2010(g)	$6.53	$0.01	$0.61	$0.62	$(0.02)	$—	$(0.02)
9/30/2009	6.98	0.04	(0.44)	(0.40)	(0.05)	—	(0.05)
9/30/2008	9.77	0.03	(1.80)	(1.77)	(0.05)	(0.97)	(1.02)
9/30/2007	9.42	0.02	1.53	1.55	(0.07)	(1.13)	(1.20)
9/30/2006	9.22	0.05	0.64	0.69	(0.03)	(0.46)	(0.49)
9/30/2005	7.79	0.00	1.43	1.43	(0.00)	—	(0.00)
Class B
3/31/2010(g)	6.36	(0.01)	0.59	0.58	—	—	—
9/30/2009	6.80	(0.00)	(0.44)	(0.44)	—	—	—
9/30/2008	9.56	(0.03)	(1.76)	(1.79)	—	(0.97)	(0.97)
9/30/2007	9.25	(0.05)	1.50	1.45	(0.01)	(1.13)	(1.14)
9/30/2006	9.10	(0.02)	0.63	0.61	—	(0.46)	(0.46)
9/30/2005	7.73	(0.06)	1.43	1.37	(0.00)	—	(0.00)
Class C
3/31/2010(g)	6.30	(0.01)	0.58	0.57	—	—	—
9/30/2009	6.76	(0.00)	(0.44)	(0.44)	(0.02)	—	(0.02)
9/30/2008	9.52	(0.03)	(1.76)	(1.79)	—	(0.97)	(0.97)
9/30/2007	9.22	(0.05)	1.50	1.45	(0.02)	(1.13)	(1.15)
9/30/2006	9.08	(0.02)	0.63	0.61	(0.01)	(0.46)	(0.47)
9/30/2005	7.73	(0.07)	1.42	1.35	(0.00)	—	(0.00)
Class Y
3/31/2010(g)	6.58	0.02	0.62	0.64	(0.04)	—	(0.04)
9/30/2009	7.03	0.06	(0.45)	(0.39)	(0.06)	—	(0.06)
9/30/2008	9.85	0.07	(1.82)	(1.75)	(0.10)	(0.97)	(1.07)
9/30/2007	9.49	0.06	1.53	1.59	(0.10)	(1.13)	(1.23)
9/30/2006	9.27	0.09	0.64	0.73	(0.05)	(0.46)	(0.51)
9/30/2005	7.82	0.04	1.44	1.48	(0.03)	—	(0.03)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

39

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (f)	Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$7.13	9.57	$1,983	1.15	1.44	0.33	132
6.53	(5.64)	1,599	1.25	1.78	0.78	180
6.98	(20.40)	736	1.25	1.55	0.38	149
9.77	17.98	1,198	1.25	1.50	0.22	148
9.42	7.69	1,331	1.25	1.68	0.56	143
9.22	18.42	344	1.25	34.73	0.03	133

6.94	9.12	150	1.89	2.18	(0.42)	132
6.36	(6.47)	168	2.00	2.49	(0.03)	180
6.80	(21.01)	227	2.00	2.30	(0.37)	149
9.56	17.11	356	2.00	2.31	(0.51)	148
9.25	6.90	331	2.00	2.33	(0.19)	143
9.10	17.77	210	2.00	41.40	(0.71)	133

6.87	9.05	1,335	1.89	2.18	(0.42)	132
6.30	(6.41)	1,460	2.00	2.51	(0.06)	180
6.76	(21.10)	949	2.00	2.30	(0.39)	149
9.52	17.17	1,164	2.00	2.29	(0.54)	148
9.22	6.92	1,198	2.00	2.37	(0.18)	143
9.08	17.51	140	2.00	37.60	(0.76)	133

7.18	9.82	31,254	0.90	1.19	0.57	132
6.58	(5.42)	26,857	0.85	1.38	1.09	180
7.03	(20.17)	23,538	0.85	1.15	0.78	149
9.85	18.39	27,400	0.85	1.11	0.62	148
9.49	8.13	23,096	0.85	1.26	0.98	143
9.27	18.99	24,651	0.85	1.31	0.43	133

(e)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction (including the voluntary reimbursement/fee reduction), if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended March 31, 2010 (Unaudited).

40

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains (b)	Total distributions	Redemption fees (b)(c)

GLOBAL MARKETS FUND
Class A
3/31/2010(h)	$12.50	$0.13	$1.13	$1.26	$(0.30)	$—	$(0.30)	$—
9/30/2009	11.65	0.36	0.74 (i)	1.10	(0.25)	(0.00)	(0.25)	—
9/30/2008	15.83	0.25	(3.46)	(3.21)	(0.53)	(0.44)	(0.97)	0.00
9/30/2007	12.49	0.20	3.39	3.59	(0.25)	—	(0.25)	0.00
9/30/2006*	12.71	0.12	(0.34)	(0.22)	—	—	—	—
Class C
3/31/2010(h)	12.39	0.08	1.14	1.22	(0.22)	—	(0.22)	—
9/30/2009	11.51	0.28	0.75 (i)	1.03	(0.15)	(0.00)	(0.15)	—
9/30/2008	15.70	0.15	(3.43)	(3.28)	(0.47)	(0.44)	(0.91)	0.00
9/30/2007	12.43	0.10	3.36	3.46	(0.19)	—	(0.19)	0.00
9/30/2006*	12.71	0.06	(0.34)	(0.28)	—	—	—	—
Class Y
3/31/2010(h)	12.54	0.14	1.14	1.28	(0.33)	—	(0.33)	—
9/30/2009	11.70	0.38	0.75 (i)	1.13	(0.29)	(0.00)	(0.29)	—
9/30/2008	15.87	0.30	(3.48)	(3.18)	(0.55)	(0.44)	(0.99)	0.00
9/30/2007	12.51	0.24	3.39	3.63	(0.27)	—	(0.27)	0.00
9/30/2006**	11.84	0.19	0.64	0.83	(0.16)	—	(0.16)	0.00
9/30/2005	10.19	0.19	1.73	1.92	(0.27)	—	(0.27)	—

*	From commencement of Class operations on February 1, 2006 through September 30, 2006.
**	Prior to the close of business on February 1, 2006, the Fund offered Institutional Class shares, which were redesignated as Class Y shares on that date.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.

See accompanying notes to financial statements.

41

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (d)(e)	Net assets, end of the period (000’s)	Net expenses (%) (f)(g)		Gross expenses (%) (f)		Net investment income (%) (f)	Portfolio turnover rate (%)

$13.46	10.28	$53,613	1.25		1.28		1.96	49
12.50	10.27	44,669	1.25		1.34		3.56	114
11.65	(21.87)	67,647	1.25		1.27		1.74	133
15.83	29.05	28,927	1.25		1.37		1.44	78
12.49	(1.73)	10,438	1.25		1.56		1.52	103

13.39	9.94	107,117	2.00		2.03		1.21	49
12.39	9.40	96,208	2.00		2.09		2.82	114
11.51	(22.42)	124,178	2.00		2.02		1.04	133
15.70	27.99	60,179	2.00		2.11		0.69	78
12.43	(2.12)	20,228	2.00		2.32		0.78	103

13.49	10.46	123,456	1.00		1.03		2.20	49
12.54	10.49	108,728	1.00		1.01		3.79	114
11.70	(21.66)	120,322	0.99	(j)	0.99	(j)	2.06	133
15.87	29.36	80,824	1.00		1.02		1.70	78
12.51	7.07	58,650	1.00		1.19		1.58	103
11.84	19.11	47,712	1.00		1.46		1.72	78

(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(h)	For the six months ended March 31, 2010 (Unaudited).
(i)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(j)	Includes fee/expense recovery of 0.01%.

42

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss) (a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

GROWTH FUND
Class A
3/31/2010(g)	$4.48	$(0.01)	$0.66	$0.65	$—	$—	$—
9/30/2009	4.99	(0.01)	(0.50)	(0.51)	—	—	—
9/30/2008	7.01	(0.02)	(2.00)	(2.02)	—	—	—
9/30/2007	5.84	(0.03)	1.20	1.17	—	—	—
9/30/2006	6.03	(0.00)	(0.19)	(0.19)	—	—	—
9/30/2005	4.98	(0.02)	1.07	1.05	—	—	—
Class B
3/31/2010(g)	4.28	(0.03)	0.63	0.60	—	—	—
9/30/2009	4.81	(0.04)	(0.49)	(0.53)	—	—	—
9/30/2008	6.79	(0.07)	(1.91)	(1.98)	—	—	—
9/30/2007	5.70	(0.07)	1.16	1.09	—	—	—
9/30/2006	5.94	(0.05)	(0.19)	(0.24)	—	—	—
9/30/2005	4.94	(0.06)	1.06	1.00	—	—	—
Class C
3/31/2010(g)	4.28	(0.03)	0.64	0.61	—	—	—
9/30/2009	4.81	(0.04)	(0.49)	(0.53)	—	—	—
9/30/2008	6.80	(0.07)	(1.92)	(1.99)	—	—	—
9/30/2007	5.71	(0.08)	1.17	1.09	—	—	—
9/30/2006	5.94	(0.04)	(0.19)	(0.23)	—	—	—
9/30/2005	4.94	(0.06)	1.06	1.00	—	—	—
Class Y
3/31/2010(g)	4.73	(0.00)	0.69	0.69	—	—	—
9/30/2009	5.24	0.01	(0.52)	(0.51)	—	—	—
9/30/2008	7.32	0.01	(2.09)	(2.08)	—	—	—
9/30/2007	6.08	(0.00)	1.24	1.24	—	—	—
9/30/2006	6.26	0.02	(0.20)	(0.18)	—	—	—
9/30/2005	5.15	(0.00)	1.11	1.11	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction (including the voluntary reimbursement/fee reduction), if applicable, expenses would have been higher.

See accompanying notes to financial statements.

43

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (e)		Net investment income (loss) (%) (e)	Portfolio turnover rate (%)

$5.13	14.51	$34,024	1.15	(h)	1.18	(h)	(0.44)	59
4.48	(10.40)	33,207	1.25		1.31		(0.25)	191
4.99	(28.67)	156,841	1.10		1.10		(0.33)	179
7.01	20.03	228,629	1.14	(i)	1.14	(i)	(0.49)	134
5.84	(3.15)	225,729	1.10		1.17		(0.03)	174
6.03	21.08	51,248	1.10		1.60		(0.38)	164

4.88	14.02	5,003	1.90	(h)	1.92	(h)	(1.19)	59
4.28	(11.02)	5,397	2.00		2.12		(1.06)	191
4.81	(29.16)	9,553	1.85		1.85		(1.05)	179
6.79	19.12	28,258	1.85	(i)	1.85	(i)	(1.20)	134
5.70	(4.04)	32,160	1.95		2.11		(0.85)	174
5.94	20.24	38,538	1.85		2.33		(1.14)	164

4.89	14.25	14,573	1.90	(h)	1.93	(h)	(1.20)	59
4.28	(11.02)	16,336	2.00		2.12		(1.06)	191
4.81	(29.26)	27,743	1.85		1.85		(1.08)	179
6.80	19.09	39,157	1.88		1.88		(1.23)	134
5.71	(3.87)	43,415	1.85		1.95		(0.76)	174
5.94	20.24	25,734	1.85		2.35		(1.10)	164

5.42	14.59	58,271	0.89		0.92		(0.19)	59
4.73	(9.73)	57,033	0.75		0.75		0.18	191
5.24	(28.42)	75,389	0.66		0.66		0.11	179
7.32	20.39	124,663	0.67		0.67		(0.02)	134
6.08	(2.88)	121,478	0.80	(j)	0.80	(j)	0.31	174
6.26	21.55	95,534	0.85		0.97		(0.05)	164

(g)	For the six months ended March 31, 2010 (Unaudited).
(h)	Includes fee/expense recovery of 0.01% for Class A, Class B and Class C shares, respectively.
(i)	Includes fee/expense recovery of less than 0.01% and 0.08% for Class A and Class B shares, respectively.
(j)	Includes fee/expense recovery of 0.07%.

44

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:

	Net asset value, beginning of the period	Net investment loss (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Total distributions

MID CAP GROWTH FUND
Class A*
3/31/2010(f)	$18.29	$(0.10)		$3.37	$3.27	$—	$—
9/30/2009	21.12	(0.07	)(g)	(2.76)	(2.83)	—	—
9/30/2008	26.84	(0.15)		(5.57)	(5.72)	—	—
9/30/2007	19.69	(0.16	)(h)	7.31	7.15	—	—
9/30/2006	18.63	(0.15)		1.21	1.06	—	—
9/30/2005	15.20	(0.14)		3.70	3.56	(0.13)	(0.13)
Class C
3/31/2010(f)	18.20	(0.17)		3.35	3.18	—
9/30/2009**	15.13	(0.16)		3.23	3.07	—	—
Class Y*
3/31/2010(f)	18.84	(0.08)		3.48	3.40	—	—
9/30/2009	21.70	(0.05	)(g)	(2.81)	(2.86)	—	—
9/30/2008	27.51	(0.10)		(5.71)	(5.81)	—	—
9/30/2007	20.13	(0.11	)(h)	7.49	7.38	—	—
9/30/2006	19.00	(0.10)		1.23	1.13	—	—
9/30/2005	15.50	(0.10)		3.78	3.68	(0.18)	(0.18)

*	Prior to the close of business on February 2, 2009, the Fund offered Retail and Institutional Class shares, which were redesignated as Class A and Class Y shares, respectively on that date.
**	From commencement of Class operations on February 2, 2009 through September 30, 2009.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

45

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)		Gross expenses (%) (e)		Net investment loss (%) (e)		Portfolio turnover rate (%)

$21.56	17.88	$46,370	1.25		1.45		(1.03)		81
18.29	(13.44)	54,951	1.25		1.52		(0.45	)(g)	292
21.12	(21.27)	120,524	1.25		1.32		(0.58)		299
26.84	36.31	30,654	1.25		1.43		(0.71)		194
19.69	5.69	26,668	1.25		1.52		(0.72)		211
18.63	23.55	25,802	1.25		1.50		(0.85)		280

21.38	17.47	22	2.00		2.24		(1.72)		81
18.20	20.29	1	2.00		2.24		(1.54)		292

22.24	18.05	31,608	1.00		1.21		(0.77)		81
18.84	(13.18)	27,057	1.00		1.12		(0.27	)(g)	292
21.70	(21.12)	25,779	1.00	(i)	1.00	(i)	(0.36)		299
27.51	36.66	24,143	1.00		1.10		(0.47)		194
20.13	5.95	17,467	1.00		1.12		(0.49)		211
19.00	23.85	26,159	1.00		1.21		(0.60)		280

(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	For the six months ended March 31, 2010 (Unaudited).
(g)	Includes a non-recurring dividend of $0.03 per share. Without this dividend, net investment loss per share would have been $(0.10) and $(0.08) for Class A and Class Y shares, respectively, and the ratio of net investment loss to average net assets would have been (0.63)% and (0.46)% for Class A and Class Y shares, respectively.
(h)	Includes a non-recurring dividend of $0.02 per share.
(i)	Includes fee/expense recovery of less than 0.01%

46

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

VALUE FUND
Class A*
3/31/2010(g)	$16.42	$0.07	$1.47	$1.54	$(0.14)	$—	$(0.14)
9/30/2009	17.93	0.23	(1.53)	(1.30)	(0.21)	—	(0.21)
9/30/2008	23.46	0.25	(4.45)	(4.20)	(0.18)	(1.15)	(1.33)
9/30/2007	21.04	0.19	3.27	3.46	(0.13)	(0.91)	(1.04)
9/30/2006**	19.69	0.02	1.33	1.35	—	—	—
Class B
3/31/2010(g)	16.40	0.01	1.47	1.48	—	—	—
9/30/2009	17.80	0.14	(1.51)	(1.37)	(0.03)	—	(0.03)
9/30/2008	23.46	0.10	(4.45)	(4.35)	(0.16)	(1.15)	(1.31)
9/30/2007***	24.00	0.00	(0.54)	(0.54)	—	—	—
Class C
3/31/2010(g)	16.26	0.01	1.45	1.46	(0.04)	—	(0.04)
9/30/2009	17.79	0.12	(1.51)	(1.39)	(0.14)	—	(0.14)
9/30/2008	23.46	0.09	(4.43)	(4.34)	(0.18)	(1.15)	(1.33)
9/30/2007***	24.00	0.01	(0.55)	(0.54)	—	—	—
Class Y*
3/31/2010(g)	16.47	0.09	1.47	1.56	(0.19)	—	(0.19)
9/30/2009	18.01	0.28	(1.54)	(1.26)	(0.28)	—	(0.28)
9/30/2008	23.54	0.32	(4.45)	(4.13)	(0.25)	(1.15)	(1.40)
9/30/2007	21.05	0.27	3.27	3.54	(0.14)	(0.91)	(1.05)
9/30/2006	18.72	0.22	3.17	3.39	(0.27)	(0.79)	(1.06)
9/30/2005	15.95	0.20	2.83	3.03	(0.26)	—	(0.26)
Admin Class
3/31/2010****	16.72	0.01	1.08	1.09	—	—	—

*	Prior to the close of business on June 1, 2007, the Fund offered Retail and Institutional Class shares, which were redesignated as Class A and Class Y shares, respectively, on that date.
**	From commencement of Class operations on June 30, 2006, through September 30, 2006.
***	From commencement of Class operations on June 1, 2007, through September 30, 2007.
****	From commencement of Class operations on February 1, 2010, through March 31, 2010.
(a)	Amount rounds to less than $0.01 per share, if applicable.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.

See accompanying notes to financial statements.

47

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (%) (f)	Portfolio turnover rate (%)

$17.82	9.42	$135,133	0.93		0.93		0.87	28
16.42	(6.97)	120,915	1.06		1.06		1.67	47
17.93	(19.01)	112,274	1.05		1.05		1.24	36	(h)
23.46	16.85	17,500	1.09	(i)	1.09	(i)	0.79	41
21.04	6.86	466	1.10		8.65		0.42	36

17.88	9.02	4,647	1.68		1.68		0.14	28
16.40	(7.62)	5,167	1.81		1.81		1.03	47
17.80	(19.65)	8,385	1.80	(j)	1.80	(j)	0.51	36	(h)
23.46	(2.25)	108	1.85		1.89		0.03	41

17.68	8.98	10,974	1.68		1.68		0.12	28
16.26	(7.60)	10,011	1.81		1.81		0.89	47
17.79	(19.62)	6,483	1.80	(j)	1.80	(j)	0.46	36	(h)
23.46	(2.25)	1,390	1.85		1.94		0.10	41

17.84	9.54	794,396	0.69		0.69		1.10	28
16.47	(6.66)	574,439	0.66		0.66		1.97	47
18.01	(18.67)	303,182	0.65		0.66		1.58	36	(h)
23.54	17.25	182,002	0.72	(i)	0.72	(i)	1.19	41
21.05	18.92	71,147	0.85		0.91		1.13	36
18.72	19.19	37,255	0.85		0.92		1.13	34

17.81	6.52	1	1.34		1.34		0.44	28

(e)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended March 31, 2010 (Unaudited).
(h)	Portfolio turnover excludes the impact of assets resulting from a merger with another fund.
(i)	Includes fee/expense recovery of 0.02% and 0.01% for Class A and Class Y shares, respectively.
(j)	Includes fee/expense recovery of less than 0.01% for Class B and Class C shares, respectively.

48

NOTES TO FINANCIAL STATEMENTS

March 31, 2010 (Unaudited)

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Disciplined Equity Fund (the “Disciplined Equity Fund”)

Loomis Sayles Global Markets Fund (the “Global Markets Fund”)

Loomis Sayles Growth Fund (the “Growth Fund”)

Loomis Sayles Mid Cap Growth Fund (the “Mid Cap Growth Fund”)

Loomis Sayles Value Fund (the “Value Fund”)

Each Fund offers Class A, Class C and Class Y shares. Effective February 1, 2010, the Value Fund began offering Admin Class shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the Prospectus.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge (“CDSC”) if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares and pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ Prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Admin Class shares are offered exclusively through intermediaries.

Most expenses of the Trust can be directly attributed to a fund. Expenses which can not be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions that have occurred through the date the financial statements were issued, and noted no items requiring recognition in the financial statements or additional disclosures in the Notes to Financial Statements.

a.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and offer quotations. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. As of March 31, 2010, approximately 19% of the market value of the Global Markets Fund’s investments was fair valued pursuant to procedures approved by the Board of Trustees.

49

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

b.  Security Transactions and Related Investment Income.  Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Each Fund may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash or securities to or from the counterparty as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Option Contracts.  The Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value until the option expires or the Fund enters into a closing purchase transaction. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the equity underlying the written option.

Exchange-traded options have standardized contracts and are settled through a clearing house with fulfillment guaranteed by the credit of the exchange. Therefore, counterparty credit risks to the Funds are limited. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option. The Funds are not party to any over-the-counter options at March 31, 2010.

f.  Federal and Foreign Income Taxes.  The Trust treats each fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of March 31, 2010 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

50

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statements of Assets and Liabilities. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities.

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as net operating losses, distribution redesignations, paydown adjustments, foreign currency transactions, gains realized from passive foreign investment companies (“PFICs”), defaulted bonds and premium amortization accruals. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, forward contracts mark to market, securities lending collateral gain/loss adjustment, straddle loss deferrals, wash sales, premium amortization accruals and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2009:

	2009 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total

Disciplined Equity Fund	$216,562	—	$216,562
Global Markets Fund	4,997,799	—	4,997,799
Growth Fund	—	—	—
Mid Cap Growth Fund	—	—	—
Value Fund	6,186,770	—	6,186,770

Differences between these amounts and those reported in the Statements of Changes in Net Assets, if any, are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2009, the capital loss carryforwards and post-October losses were as follows:

	Disciplined Equity Fund	Global Markets Fund	Growth Fund	Mid Cap Growth Fund	Value Fund

Capital loss carryforward:
Expires September 30, 2010	$—	$—	$(9,606,459)*	$(65,130,772)	$—
Expires September 30, 2011	—	—	(6,192,314)*	(21,142,388)	—
Expires September 30, 2016	—	—	(75,866)	—	—
Expires September 30, 2017	(2,229,424)	(54,290,711)	(57,062,095)	(33,667,761)	(26,840,015)

Total capital loss carryforward	$(2,229,424)	$(54,290,711)	$(72,936,734)	$(119,940,921)	$(26,840,015)

Deferred net capital losses (post-October 2008)	$(4,813,445)	$(56,215,833)	$(57,669,601)	$(32,805,392)	$(66,497,637)

* A significant portion of the Loomis Sayles Growth Fund’s carryforward losses are a result of prior year mergers; therefore, utilization of these losses has been limited under section 382 of the Internal Revenue Code.

h.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

i.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned

51

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

As of March 31, 2010, there were no securities on loan.

j.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 — prices determined using significant unobservable inputs for situations where quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2010, at value:

Disciplined Equity Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Common Stocks	$33,456,990	$—	$—	$33,456,990
Short-Term Investments	—	1,481,511	—	1,481,511

Total	$33,456,990	$1,481,511	$—	$34,938,501

Liability Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Call Options Written	$(80,942)	$—	$—	$(80,942)

(a) Major categories of the Fund’s investments and option contracts are included in the Portfolio of Investments.

52

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

Global Markets Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Common Stocks
Belgium	$—	$2,590,782	$—	$2,590,782
Brazil	16,965,820	—	—	16,965,820
Cayman Islands	7,998,550	—	—	7,998,550
Chile	2,646,936	—	—	2,646,936
China	—	4,853,874	—	4,853,874
France	2,123,619	—	—	2,123,619
Germany	—	3,467,719	—	3,467,719
Hong Kong	—	4,668,464	—	4,668,464
Japan	—	5,071,018	—	5,071,018
Korea	—	5,184,770	—	5,184,770
Netherlands Antilles	1,672,108	—	—	1,672,108
Russia	—	2,953,985	—	2,953,985
Switzerland	—	9,894,310	—	9,894,310
United Kingdom	1,614,416	15,062,947	—	16,677,363
United States	93,960,458	—	—	93,960,458

Total Common Stocks	126,981,907	53,747,869	—	180,729,776

Bonds and Notes
Non-Convertible Bonds
Korea	—	1,642,562	362,262	2,004,824
United States	—	57,709,763	326,675	58,036,438
All Other Non-Convertible Bonds(a)	—	29,256,435	—	29,256,435

Total Non-Convertible Bonds	—	88,608,760	688,937	89,297,697

Convertible Bonds(a)	—	3,341,921	—	3,341,921
Municipals(a)	—	98,310	—	98,310

Total Bonds and Notes	—	92,048,991	688,937	92,737,928

Bank Loans(a)	—	148,055	—	148,055
Preferred Stocks(a)	16,434	1,194,799	—	1,211,233
Warrants(a)	—	—	141,194	141,194
Short-Term Investments	—	3,794,207	—	3,794,207

Total Investments	126,998,341	150,933,921	830,131	278,762,393

Forward Foreign Currency Contracts (unrealized appreciation)(a)	—	9,350	—	9,350

Total	$126,998,341	$150,943,271	$830,131	$278,771,743

(a) Major categories of the Fund’s investments and forward foreign currency contracts are included in the Portfolio of Investments.

Growth Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Common Stocks	$110,918,93	$—	$—	$110,918,593

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

53

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

Mid Cap Growth Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$76,297,344	$—	$—	$76,297,344
Short-Term Investments	—	1,773,973	—	1,773,973

Total	$76,297,344	$1,773,973	$—	$78,071,317

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

Value Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$907,609,377	$—	$—	$907,609,377
Short-Term Investments	—	32,720,374	—	32,720,374

Total	$907,609,377	$32,720,374	$—	$940,329,751

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair values as of March 31, 2010:

Global Markets Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into/(out of) Level 3	Balance as of March 31, 2010
Bonds and Notes
Non-Convertible Bonds
Korea	$—	$—	$—	$8,120	$354,142	$—	$362,262
United States	859,552	4,131	(76)	193,892	(12,231)	(718,593)	326,675
Convertible Bonds
United States	227,900	316	—	28,709	—	(256,925)	—
Warrants
United States	—	—	—	141,194	—	—	141,194

Total	$1,087,452	$4,447	$(76)	$371,915	$341,911	$(975,518)	$830,131

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Funds currently use are forward foreign currency contracts and option contracts.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the six months ended March 31, 2010, Global Markets Fund engaged in forward foreign currency transactions to gain exposure to foreign currencies.

Disciplined Equity Fund, Global Markets Fund and Mid Cap Growth Fund are parties to agreements with counterparties that govern transactions in forward foreign currency contracts. These agreements contain contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such contingent features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value.

54

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

The Funds are subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. Certain Funds may use purchased put options and written call options to hedge against a decline in value of an equity security that it owns. Certain Funds may also write put options to offset the cost of options used for hedging purposes. During the six months ended March 31, 2010, Disciplined Equity Fund and Mid Cap Growth Fund engaged in written call option transactions. During this same period, Mid Cap Growth Fund also engaged in purchased and written put option transactions.

The following is a summary of derivative instruments for Disciplined Equity Fund as of March 31, 2010:

Liability Derivatives	Options Written
Equity contracts	$(80,942)

Statements of Assets and Liabilities Location	Options written, at value

Transactions in derivative instruments during the six months ended March 31, 2010 were as follows:

Realized Gain (Loss)	Options Written
Equity contracts	$139,491

Statements of Operations Location	Net realized gain (loss) on options written

Change in Unrealized Appreciation (Depreciation)	Options Written
Equity contracts	$2,824

Statements of Operations Location	Net change in unrealized appreciation (depreciation) on options written

The following is a summary of derivative instruments for Global Markets Fund as of March 31, 2010:

Asset Derivatives	Forwards
Foreign exchange contracts	$9,350

Statements of Assets and Liabilities Location	Unrealized appreciation on forward foreign currency contracts

Transactions in derivative instruments during the six months ended March 31, 2010 were as follows:

Realized Gain (Loss)	Forwards
Foreign exchange contracts	$72,268

Statements of Operations Location	Included in Net realized gain (loss) on foreign currency transactions

Change in Unrealized Appreciation (Depreciation)	Forwards
Foreign exchange contracts	$(12,959)

Statements of Operations Location	Included in Net change in unrealized appreciation (depreciation) on foreign currency translations

Transactions in derivative instruments for Mid Cap Growth Fund during the six months ended March 31, 2010 were as follows:

Realized Gain (Loss)	Purchased Options	Options Written
Equity contracts	$(215,385)	$(17,532)

Statements of Operations Location	Included in Net realized gain (loss) on investments	Net realized gain (loss) on options written

55

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

The following is a summary of Disciplined Equity Fund’s written option activity:

	Number of Contracts	Premiums

Outstanding at 9/30/2009	—	$—
Options written	11,617	826,289
Options terminated in closing purchase transactions	(9,649)	(701,072)
Options exercised	(42)	(2,058)
Options expired	(867)	(39,393)

Outstanding at 3/31/2010	1,059	$83,766

The following is a summary of Mid Cap Growth Fund’s purchased option activity:

	Number of Contracts	Premiums

Outstanding at 9/30/2009	—	$—
Options purchased	840	349,785
Options terminated in closing sale transactions	(840)	(349,785)
Options expired	—	—

Outstanding at 3/31/2010	—	$—

The following is a summary of Mid Cap Growth Fund’s written option activity:

	Number of Contracts	Premiums

Outstanding at 9/30/2009	—	$—
Options written	1,042	125,130
Options terminated in closing purchase transactions	(1,042)	(125,130)
Options expired	—	—

Outstanding at 3/31/2010	—	$—

Volume of derivative activity for Global Markets Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the six months ended March 31, 2010:

Percentage of Net Assets Forwards
Average Notional Amount Outstanding	0.40%
Highest Notional Amount Outstanding	0.78%
Lowest Notional Amount Outstanding	0.25%
Notional Amount Outstanding as of March 31, 2010	0.78%

5.  Purchases and Sales of Securities.  For the six months ended March 31, 2010, purchases and sales of securities (excluding short-term investments and U.S. Government/agency securities and including paydowns) were as follows:

Fund	Purchases	Sales

Disciplined Equity Fund	$41,994,159	$40,520,596
Global Markets Fund	125,909,232	121,580,512
Growth Fund	64,269,398	79,518,872
Mid Cap Growth Fund	62,074,740	80,346,528
Value Fund	426,299,336	216,978,403

56

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

For the six months ended March 31, 2010, purchases and sales of U.S. Government/agency securities by the Global Markets Fund were $4,415,265 and $2,240,499, respectively.

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the six months ended March 31, 2010, provided for fees at the following annual percentage rates of each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Disciplined Equity Fund	0.50%
Global Markets Fund	0.75%
Growth Fund	0.50%
Mid Cap Growth Fund	0.75%
Value Fund	0.50%

Loomis Sayles has given binding undertakings to the Funds to reduce management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2011 and will be reevaluated on an annual basis. Management fee payables, as reflected on the Statement of Assets and Liabilities, are net of fee reductions and/or expense reimbursements, if any, pursuant to these undertakings.

For the period from February 1, 2010 to March 31, 2010, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y	Admin Class
Disciplined Equity Fund	1.25%	2.00%	2.00%	1.00%	N/A
Global Markets Fund	1.25%	N/A	2.00%	1.00%	N/A
Growth Fund	1.25%	2.00%	2.00%	1.00%	N/A
Mid Cap Growth Fund	1.25%	N/A	2.00%	1.00%	N/A
Value Fund	1.10%	1.85%	1.85%	0.85%	1.35%

Prior to February 1, 2010, the expense limits as a percentage of average daily net assets were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Disciplined Equity Fund	1.25%	2.00%	2.00%	0.85%
Global Markets Fund	1.25%	N/A	2.00%	1.00%
Growth Fund	1.25%	2.00%	2.00%	0.85%
Mid Cap Growth Fund	1.25%	N/A	2.00%	1.00%
Value Fund	1.10%	1.85%	1.85%	0.85%

For the period from October 1, 2009 to January 31, 2010, Loomis Sayles voluntarily agreed to further limit the operating expenses for Classes A, B and C of the Disciplined Equity Fund and the Growth Fund as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C
Disciplined Equity Fund	1.10%	1.85%	1.85%
Growth Fund	1.10%	1.85%	1.85%

57

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through reduction of its management fees or otherwise) on a class by class basis in later periods to the extent a class’ expenses fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fees/expenses were reduced. Fees waived and/or expenses reimbursed pursuant to the voluntary agreement cannot be recovered by Loomis Sayles in later periods.

For the six months ended March 31, 2010, the management fees and reductions of management fees for each Fund were as follows:

	Gross Management Fees	Contractual Reductions of Management Fees[1]	Voluntary Reductions of Management Fees	Net Management Fees	Percentage of Average Daily Net Assets

Fund					Gross	Net
Disciplined Equity Fund	$78,867	$43,762	$1,736	$33,369	0.50%	0.21%
Global Markets Fund	982,567	37,043	—	945,524	0.75%	0.72%
Growth Fund	278,395	7,904	7,297	263,194	0.50%	0.47%
Mid Cap Growth Fund	299,194	82,683	—	216,511	0.75%	0.54%
Value Fund	2,029,139	—	—	2,029,139	0.50%	0.50%

1 Management fee reductions are subject to possible recovery until September 30, 2011.

For the six months ended March 31, 2010, expense reimbursements related to the prior fiscal year were recovered as follows:

	Recovered Expenses
Fund	Class A	Class B	Class C	Class Y	Total
Growth Fund	$944	$145	$428	$—	$1,517

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Administrative Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

For the six months ended March 31, 2010, each Fund paid the following for administrative fees to Natixis Advisors:

Fund	Administrative Fees
Disciplined Equity Fund	$7,634
Global Markets Fund	63,405
Growth Fund	26,943
Mid Cap Growth Fund	19,303
Value Fund	196,437

c. Service and Distribution Fees. Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”), and Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

58

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

Under the Class A Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the respective Class B (if applicable) and Class C Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by Natixis Distributors in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the respective Class B (if applicable) and Class C Plans, each Fund pays Natixis Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Class B (if applicable) and Class C shares.

Under the Admin Class Plan, the Value Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Value Fund may pay Natixis Distributors an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the six months ended March 31, 2010 the Fund paid the following service and distribution fees:

	Service Fees					Distribution Fees
	Class A	Class B	Class C	Admin Class		Class B	Class C	Admin Class

Disciplined Equity Fund	$2,190	$202	$1,834	$—		$605	$5,502	$—
Global Markets Fund	61,140	—	125,879	—		—	377,635	—
Growth Fund	41,865	6,481	18,935	—		19,442	56,804	—
Mid Cap Growth Fund	63,086	—	18	—		—	53	—
Value Fund	159,497	6,047	12,937	—	(a)	18,140	38,812	—	(a)

(a) Amount is less than $1.

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally is a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the six months ended March 31, 2010, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations.

Fund	Sub-Transfer Agent Fees
Disciplined Equity Fund	$10,043
Global Markets Fund	98,519
Growth Fund	39,348
Mid Cap Growth Fund	59,101
Value Fund	288,877

59

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

e.  Commissions.  The Funds have been informed that commissions (including CDSCs) on Fund shares retained by Natixis Distributors during the six months ended March 31, 2010, were as follows:

Fund	Commissions
Disciplined Equity Fund	$2,460
Global Markets Fund	117,446
Growth Fund	19,274
Mid Cap Growth Fund	1,846
Value Fund	24,328

f.  Trustees Fees and Expenses.  The Funds do not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. Effective January 1, 2010, the Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments received a one-time fee of $10,000. The ad hoc Committee on Alternative Investments is not a standing committee. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2010, the Chairperson of the Board received a retainer fee at the annual rate of $200,000. The Chairperson did not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attended. Each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also received a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attended in person and $3,750 for each meeting of the Board of Trustees that he or she attended telephonically. In addition, each committee chairman received an additional retainer fee at an annual rate of $10,000. Each Contract Review and Governance Committee member was compensated $5,000 for each Committee meeting that he or she attended in person and $2,500 for each meeting that he or she attended telephonically. Each Audit Committee member was compensated $6,250 for each Committee meeting that he or she attended in person and $3,125 for each meeting that he or she attended telephonically.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees on the Statements of Assets and Liabilities.

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 10, 2010, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the six months ended March 31, 2010, the Funds had no borrowings under these agreements.

8.  Concentration of Risk.  Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. Government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. Government.

60

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

At March 31, 2010, Global Markets Fund held Taiwan dollars, valued at $1,904,731, that were restricted as to withdrawal or usage. This amount represents the proceeds from sales of securities in Taiwan. These proceeds cannot be repatriated until the Fund engages a tax agent in Taiwan for the purpose of performing certain duties for compliance with Taiwan’s tax laws. Subsequent to March 31, 2010, a tax agent was engaged and proceeds were repatriated.

9.  Brokerage Commission Recapture.  Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on the Statements of Operations. For the six months ended March 31, 2010, amounts rebated under these agreements were as follows:

Fund	Rebates
Disciplined Equity Fund	$8,960
Global Markets Fund	21,034
Growth Fund	21,807
Mid Cap Growth Fund	14,688
Value Fund	77,273

10.  Concentration of Ownership.  At March 31, 2010, Loomis Sayles Funded Pension Plan and Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

Fund	Pension Plan	Profit Sharing Retirement Plan
Disciplined Equity Fund	1,065,345	891,301
Global Markets Fund	981,661	549,554
Growth Fund	1,268,615	1,839,688
Mid Cap Growth Fund	302,417	351,205
Value Fund	487,579	732,046

From time to time, the Funds may have a concentration of several shareholders having a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of March 31, 2010, certain Funds had shareholders that held greater than 5% of the fund’s outstanding shares. Such ownership may be beneficially held by individuals or entities other than the owner of record. The number of greater than 5% shareholders and the aggregate percentage of net assets represented by such ownership was as follows:

Fund	Number of Greater Than 5% Shareholders	Percentage of Ownership
Disciplined Equity Fund	1	16.48%
Global Markets Fund	1	9.37%
Growth Fund	1	6.33%
Mid Cap Growth Fund	1	7.46%
Value Fund	1	6.09%

61

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
Disciplined Equity Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	67,127	$456,853	503,388	$2,877,536
Issued in connection with the reinvestment of distributions	878	5,881	2,476	13,914
Redeemed	(34,872)	(236,136)	(366,248)	(1,808,856)

Net change	33,133	$226,598	139,616	$1,082,594

Class B
Issued from the sale of shares	306	$2,000	12,584	$70,815
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(5,097)	(33,457)	(19,550)	(106,750)

Net change	(4,791)	$(31,457)	(6,966)	$(35,935)

Class C
Issued from the sale of shares	23,906	$157,512	392,349	$2,090,452
Issued in connection with the reinvestment of distributions	—	—	300	1,642
Redeemed	(61,637)	(402,360)	(301,104)	(1,542,203)

Net change	(37,731)	$(244,848)	91,545	$549,891

Class Y
Issued from the sale of shares	574,854	$4,009,444	1,188,390	$6,823,853
Issued in connection with the reinvestment of distributions	25,762	173,639	34,089	192,942
Redeemed	(326,208)	(2,252,491)	(488,997)	(2,719,886)

Net change	274,408	$1,930,592	733,482	$4,296,909

Increase (decrease) from capital share transactions	265,019	$1,880,885	957,677	$5,893,459

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
Global Markets Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	928,741	$11,923,858	1,705,833	$19,017,067
Issued in connection with the reinvestment of distributions	73,498	923,132	101,851	922,775
Redeemed	(592,920)	(7,563,442)	(4,038,918)	(39,038,267)

Net change	409,319	$5,283,548	(2,231,234)	$(19,098,425)

Class C
Issued from the sale of shares	1,179,251	$15,057,338	1,738,010	$17,537,139
Issued in connection with the reinvestment of distributions	53,353	667,977	53,943	487,650
Redeemed	(993,713)	(12,711,100)	(4,818,214)	(46,175,227)

Net change	238,891	$3,014,215	(3,026,261)	$(28,150,438)

Class Y
Issued from the sale of shares	1,806,248	$23,360,952	2,798,814	$29,261,743
Issued in connection with the reinvestment of distributions	145,986	1,836,503	162,878	1,477,305
Redeemed	(1,475,258)	(18,867,308)	(4,571,286)	(44,364,544)

Net change	476,976	$6,330,147	(1,609,594)	$(13,625,496)

Increase (decrease) from capital share transactions	1,125,186	$14,627,910	(6,867,089)	$(60,874,359)

62

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

11.  Capital Shares (continued).

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
Growth Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	496,024	$2,363,535	3,453,752	$13,194,701
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(1,277,530)	(6,064,444)	(27,441,954)	(101,923,299)

Net change	(781,506)	$(3,700,909)	(23,988,202)	$(88,728,598)

Class B
Issued from the sale of shares	11,856	$54,645	41,478	$155,665
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(248,690)	(1,127,365)	(768,098)	(2,804,977)

Net change	(236,834)	$(1,072,720)	(726,620)	$(2,649,312)

Class C
Issued from the sale of shares	82,107	$370,139	669,485	$2,490,747
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(914,330)	(4,087,264)	(2,624,342)	(9,647,623)

Net change	(832,223)	$(3,717,125)	(1,954,857)	$(7,156,876)

Class Y
Issued from the sale of shares	603,811	$3,113,495	2,676,025	$11,399,448
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(1,920,451)	(9,560,832)	(4,993,469)	(21,416,325)

Net change	(1,316,640)	$(6,447,337)	(2,317,444)	$(10,016,877)

Increase (decrease) from capital share transactions	(3,167,203)	$(14,938,091)	(28,987,123)	$(108,551,663)

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
Mid Cap Growth Fund	Shares	Amount	Shares	Amount

Class A**
Issued from the sale of shares	193,756	$3,828,763	5,551,566	$85,146,527
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(1,047,613)	(20,813,275)	(8,253,762)	(130,696,008)

Net change	(853,857)	$(16,984,512)	(2,702,196)	$(45,549,481)

Class C*
Issued from the sale of shares	1,186	$23,000	66	$1,000
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(236)	(5,000)	—	—

Net change	950	$18,000	66	$1,000

Class Y**
Issued from the sale of shares	163,195	$3,340,264	2,017,424	$31,974,020
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(177,963)	(3,603,417)	(1,769,294)	(28,085,399)

Net change	(14,768)	$(263,153)	248,130	$3,888,621

Increase (decrease) from capital share transactions	(867,675)	$(17,229,665)	(2,454,000)	$(41,659,860)

*	From commencement of Class operations on February 2, 2009 through September 30, 2009.
**	Prior to the close of business on February 2, 2009 the Fund offered Retail and Institutional Class shares, which were redesignated as Class A and Class Y shares, respectively on that date.

63

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

11.  Capital Shares (continued).

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
Value Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	1,363,864	$22,838,803	3,255,896	$44,814,805
Issued in connection with the reinvestment of distributions	60,746	1,001,697	94,079	1,308,638
Redeemed	(1,205,126)	(20,127,532)	(2,248,215)	(30,522,329)

Net change	219,484	$3,712,968	1,101,760	$15,601,114

Class B
Issued from the sale of shares	14,537	$244,520	22,368	$308,302
Issued in connection with the reinvestment of distributions	—	—	888	12,403
Redeemed	(69,721)	(1,180,148)	(179,186)	(2,417,234)

Net change	(55,184)	$(935,628)	(155,930)	$(2,096,529)

Class C
Issued from the sale of shares	116,845	$1,952,429	382,900	$5,369,989
Issued in connection with the reinvestment of distributions	939	15,401	3,005	41,620
Redeemed	(112,910)	(1,892,746)	(134,455)	(1,783,797)

Net change	4,874	$75,084	251,450	$3,627,812

Class Y
Issued from the sale of shares	16,660,547	$280,457,831	26,551,540	$378,808,598
Issued in connection with the reinvestment of distributions	379,395	6,260,027	306,125	4,258,197
Redeemed	(7,393,091)	(123,177,476)	(8,813,838)	(119,971,291)

Net change	9,646,851	$163,540,382	18,043,827	$263,095,504

Admin Class*
Issued from the sale of shares	60	$1,002	—	$—
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	—	—	—	—

Net change	60	$1,002	—	—

Increase (decrease) from capital share transactions	9,816,085	$166,393,808	19,241,107	$280,227,901

* From commencement of Class operations on February 1, 2010 through March 31, 2010.

64

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

SEMI-ANNUAL REPORT

MARCH 31, 2010 (Unaudited)

FUND AND MANAGER REVIEW

Loomis Sayles Small Cap Growth Fund

Mark F. Burns, CFA

Manager since January 2005

John Slavik, CFA

Manager since April 2005

PORTFOLIO REVIEW

After finishing 2009 on a strong note, the stock market started off slowly in 2010, with investors digesting the extraordinary gains of the previous year while wondering whether signs of improved economic activity were sustainable. March data revealed a brighter employment picture, increased manufacturing activity and greater stability in housing—and the market responded accordingly. Strong fourth-quarter returns, combined with solid gains in March, led to solid six-month returns for all segments of the stock market.

For the six months ended March 31, 2010, Institutional Class shares of Loomis Sayles Small Cap Growth Fund returned 15.37%. The fund outperformed its benchmark, the Russell 2000 Growth Index, which returned 12.07% for the period.

WHAT WAS THE PRIMARY REASON FOR THE FUND’S OUTPERFORMANCE?

The fund’s outperformance was due primarily to a shift in investor focus to the type of companies we favor, particularly during the fourth quarter of 2009: companies with strong competitive positions that can sustain growth well into the future. Additionally, the fund’s performance benefited from strong stock selection across a diverse group of sectors, including healthcare, consumer discretionary, producer durables and energy.

WHICH FACTORS POSITIVELY CONTRIBUTED TO THE FUND’S PERFORMANCE?

Our healthcare holdings were the greatest contributors to performance. Leading stocks included Incyte, a biotechnology company, which signed large partnerships for two of its drugs, and SXC Health Solutions, a pharmacy benefit management services and healthcare IT company, which reported strong fourth-quarter results. Our position in IMAX, the leader in 3-D movies, led performance in the consumer discretionary sector, while Bucyrus International, an industrial, construction and mining company, reported better-than-expected earnings and drove results in producer durables.

WHICH FACTORS DETRACTED FROM THE FUND’S RESULTS?

Stock selection in the technology, materials and utilities sectors had a negative impact on the fund’s relative performance. Brocade, a provider of switching solutions for storage area networks, was among the largest detractors, after missing earnings estimates and issuing lower-than-expected guidance. We reduced the fund’s technology weight, primarily due to weak prospects for growth among specific communication equipment and software companies. Nevertheless, technology remains the fund’s largest sector weight.

WHAT IS YOUR OUTLOOK?

We believe the stock market has the potential to produce positive returns over the next 12 months, although overall gains may be modest and interrupted by periodic reversals. Corporate cost-cutting programs have been responsible for most of the earnings growth that has occurred up until now. We believe the economy has stabilized, setting the stage for revenue improvements that can drive future profit growth. However, improved earnings also can trigger talk of higher interest rates, which, in turn, could restrain overall market performance.

FUND FACTS

Symbol | Institutional: LSSIX;

Retail: LCGRX

Objective | Long-term capital growth from investments in common stocks or other equity securities

Strategy | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index or is $3 billion or less at the time of investment. Unlike the Index, the Fund may invest in companies of any size.

Fund Inception Date | 12/31/96

Total Net Assets | $124.7 million

1

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended March 31, 2010

6 Months	1 Year	5 Years	10 Years	Since Inception
Loomis Sayles Small Cap Growth: Institutional
15.37%	52.69%	6.35%	-7.16%	3.11%
Loomis Sayles Small Cap Growth: Retail
15.34	52.48	6.09	-7.39	2.86
Russell 2000 Growth Index(c)
12.07	60.32	3.82	-1.53	3.28
Russell 2000 Index(c)
13.07	62.76	3.36	3.68	6.22
Lipper Small-Cap Growth Funds Index(c)
12.68	57.45	2.71	-1.59	4.61

Gross expense ratio (before reductions and reimbursements)*
Institutional: 1.01%	Retail: 1.43%
Net expense ratio (after reductions and reimbursements)*
Institutional: 1.00%	Retail: 1.25%

* As stated in the most recent prospectus. Expense reductions are contractual and are set to expire on 1/31/11.

CUMULATIVE PERFORMANCE

Inception to March 31, 2010(a)(b)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Cumulative performance is shown for the institutional class of shares. Performance of the retail class would be lower due to higher fees. (b) The mountain chart is based on the initial investment minimum of $100,000 for the institutional class. (c) See page 5 for a description of the indices.

WHAT YOU SHOULD KNOW

Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the fund’s value. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a fund’s investments to decline. Fund shares should be viewed as a long-term investment.

2

FUND AND MANAGER REVIEW

Loomis Sayles Small Cap Value Fund

Joseph Gatz, CFA

Manager since January 2000

Daniel Thelen, CFA

Manager since April 2000

PORTFOLIO REVIEW

After finishing 2009 on a strong note, the stock market started off slowly in 2010, as investors digested the extraordinary gains of the previous year while wondering whether improved economic activity was sustainable. March data revealed a brighter employment picture, increased manufacturing activity and greater stability in housing—and the market responded accordingly. Strong fourth-quarter returns, combined with solid gains in March, led to solid six-month returns for all segments of the stock market.

For the six months ended March 31, 2010, Institutional Class shares of Loomis Sayles Small Cap Value Fund returned 9.74%. The fund underperformed its benchmark, the Russell 2000 Value Index, which returned 14.01% for the period.

WHAT WAS THE PRIMARY REASON FOR THE FUND’S UNDERPERFORMANCE?

The fund underperformed its benchmark because of its focus on higher-quality stocks, which underperformed lower-quality stocks during the first quarter of 2010. In general, the small-cap market was led by low-priced stocks, the smallest market caps and low-quality companies.

WHICH FACTORS POSITIVELY CONTRIBUTED TO THE FUND’S PERFORMANCE?

In 2009, we made several additions to the portfolio early in the market recovery, emphasizing smaller-cap and more cyclical stocks poised for a recovery. These changes helped limit the negative impact of the low-quality rally in 2009. However, we backed off the strategy late last year and early in 2010, as better fundamentals emerged. Hence, we were surprised that low-quality stocks, a segment of the market that typically does not match up well with our strategy, continued to lead the market in 2010. Stock selection in the healthcare sector contributed positively. Perrigo, a store-brand over-the-counter pharmaceutical provider, was one of the fund’s top performers.

WHICH FACTORS DETRACTED FROM THE FUND’S RESULTS?

Stock selection was negative during the period, with the financial services, materials and processing and technology sectors detracting the most. In particular, our holdings among high-quality banks and non-credit-sensitive transaction processors did not keep pace with the index return of the financial services sector overall.

WHAT IS YOUR OUTLOOK?

We believe the stock market has the potential to produce positive returns over the next 12 months, although overall gains may be modest and interrupted by periodic reversals. Corporate cost-cutting programs have been responsible for most of the earnings growth that has occurred up until now. We believe the economy has stabilized, setting the stage for revenue improvements that can drive future profit growth. However, improved earnings also can trigger talk of higher interest rates, which, in turn, could restrain overall market performance.

FUND FACTS

Symbol | Institutional: LSSCX;

Retail: LSCRX; Admin: LSVAX

Objective | Long-term capital growth from investments in common stocks or other equity securities

Strategy | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index or is $3 billion or less at the time of investment. Unlike the Index, the Fund may invest in companies of any size.

Fund Inception Date | 5/13/91

Class Inception Date | Institutional: 5/13/91

Retail: 12/31/96

Admin: 1/2/98

Total Net Assets | $986.1 million

3

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended March 31, 2010

6 Months	1 Year	5 Years	10 Years	Since Fund Inception(a)(b)
Loomis Sayles Small Cap Value: Institutional
9.74%	53.29%	4.38%	8.24%	12.17%
Loomis Sayles Small Cap Value: Retail(a)
9.53	52.84	4.11	7.97	11.97
Loomis Sayles Small Cap Value: Admin(a)
9.45	52.42	3.84	7.70	11.62
Russell 2000 Value Index(c)
14.01	65.07	2.75	8.90	11.43
Russell 2000 Index(c)
13.07	62.76	3.36	3.68	9.09
Lipper Small-Cap Core Funds Index(b)(c)
12.46	63.48	3.71	4.98	N/A

Gross expense ratio (before reductions and reimbursements)*
Institutional: 0.94%	Retail: 1.31%	Admin: 1.77%
Net expense ratio (after reductions and reimbursements)*
Institutional: 0.90%	Retail: 1.15%	Admin: 1.40%

* As stated in the most recent prospectus. Expense reductions are contractual and are set to expire on 1/31/11.

CUMULATIVE PERFORMANCE

Inception to March 31, 2010(d)(e)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Prior to the inception of retail class shares (12/31/96) and admin class shares (1/2/98), performance is that of institutional class shares, restated to reflect the higher net expenses of the retail class shares and admin class shares, respectively. Since index performance data is not available coincident with the fund’s inception date, the beginning value of the index is the value as of the month end closest to the Fund’s inception date. (b) The Lipper Small-Cap Core Funds Index performance data is not available prior to January 1, 1992. (c) See page 5 for a description of the Indices. (d) Cumulative performance is shown for the institutional class of shares. Performance of the retail and admin classes would be lower due to higher fees and expenses. (e) The mountain chart is based on the initial investment minimum of $100,000 for the institutional class.

WHAT YOU SHOULD KNOW

Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund’s value.

The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a fund’s investments to decline. Fund shares should be viewed as a long-term investment.

4

ADDITIONAL INFORMATION

Index Definitions

Indices are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Lipper Small-Cap Core Funds Index is an unmanaged index which tracks the average performance of the 30 largest small-cap core funds according to Lipper Inc.

Lipper Small-Cap Growth Funds Index is an unmanaged index which tracks the average performance of the 30 largest small-cap growth funds according to Lipper Inc.

Source: Lipper, Inc.

Russell 2000 Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.

Russell 2000 Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Proxy Voting Information

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the funds’ website, www.loomissayles.com, and (iii) on the SEC’s website, www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2009 is available on (i) the funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, including redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each fund shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from October 1, 2009 through March 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period column as shown below for your class.

The second line in the table of each fund provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

5

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 10/1/2009	Ending Account Value 3/31/2010	Expenses Paid During Period* 10/1/2009 – 3/31/2010
Actual	$1,000.00	$1,153.70	$5.37
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04

Retail Class
Actual	$1,000.00	$1,153.40	$6.71
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.29

*   Expenses are equal to the Fund's annualized expense ratio (after fee reduction/reimbursement): 1.00%, and 1.25% for Institutional and Retail Class, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 10/1/2009	Ending Account Value 3/31/2010	Expenses Paid During Period* 10/1/2009 – 3/31/2010
Actual	$1,000.00	$1,097.40	$4.71
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53

Retail Class
Actual	$1,000.00	$1,095.30	$6.01
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.79

Admin Class
Actual	$1,000.00	$1,094.50	$7.31
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.04

*   Expenses are equal to the Fund's annualized expense ratio (after fee reduction/reimbursement): 0.90%, 1.15% and 1.40%, for Institutional, Retail and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

6

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Small Cap Growth Fund

	Shares	Value (†)

COMMON STOCKS – 98.4% of Net Assets

Aerospace & Defense – 1.1%
Hexcel Corp.(b)	98,695	$1,425,156

Air Freight & Logistics – 1.3%
Atlas Air Worldwide Holdings, Inc.(b)	30,970	1,642,958

Auto Components – 0.8%
Amerigon, Inc.(b)	103,402	1,045,394

Biotechnology – 4.8%
Alexion Pharmaceuticals, Inc.(b)	20,875	1,134,974
Alkermes, Inc.(b)	63,045	817,693
Cepheid, Inc.(b)	74,574	1,303,553
Clinical Data, Inc.(b)	44,662	866,443
Incyte Corp. Ltd.(b)	63,105	880,946
Regeneron Pharmaceuticals, Inc.(b)	35,363	936,766

		5,940,375

Building Products – 1.0%
Trex Company, Inc.(b)	60,972	1,298,094

Capital Markets – 3.5%
Evercore Partners, Inc., Class A	37,942	1,138,260
Greenhill & Co., Inc.	14,012	1,150,245
Harris & Harris Group, Inc.(b)	146,816	676,822
Stifel Financial Corp.(b)	27,137	1,458,614

		4,423,941

Commercial Banks – 1.1%
Signature Bank(b)	36,482	1,351,658

Commercial Services & Supplies – 1.9%
EnerNOC, Inc.(b)	35,814	1,062,960
Waste Connections, Inc.(b)	38,719	1,314,897

		2,377,857

Communications Equipment – 3.9%
Brocade Communications Systems, Inc.(b)	129,107	737,201
Ciena Corp.(b)	71,586	1,090,971
DG FastChannel, Inc.(b)	36,824	1,176,527
F5 Networks, Inc.(b)	20,451	1,257,941
Meru Networks, Inc.(b)	32,443	621,932

		4,884,572

Computers & Peripherals – 1.0%
Netezza Corp.(b)	96,525	1,234,555

Construction & Engineering – 1.6%
MasTec, Inc.(b)	82,678	1,042,570
Orion Marine Group, Inc.(b)	50,944	919,539

		1,962,109

Diversified Consumer Services – 1.9%
Grand Canyon Education, Inc.(b)	49,279	1,288,153
Lincoln Educational Services Corp.(b)	44,355	1,122,182

		2,410,335

Diversified Financial Services – 1.2%
MSCI, Inc.(b)	41,107	1,483,963

See accompanying notes to financial statements.

7

	Shares	Value (†)

COMMON STOCKS – continued

Electrical Equipment – 0.7%
Polypore International, Inc.(b)	48,328	$843,807

Electronic Equipment Instruments & Components – 1.0%
IPG Photonics Corp.(b)	79,935	1,183,038

Energy Equipment & Services – 2.1%
Oceaneering International, Inc.(b)	21,284	1,351,321
Tesco Corp.(b)	109,132	1,273,571

		2,624,892

Food Products – 0.8%
Diamond Foods, Inc.	22,716	954,981

Health Care Equipment & Supplies – 8.6%
AGA Medical Holdings, Inc.(b)	77,807	1,264,364
Align Technology, Inc.(b)	67,002	1,295,819
DexCom, Inc.(b)	95,692	931,083
Electro-Optical Sciences, Inc.(b)	89,923	667,229
ev3, Inc.(b)	108,641	1,723,046
Insulet Corp.(b)	81,805	1,234,437
Masimo Corp.	40,848	1,084,514
ResMed, Inc.(b)	20,192	1,285,221
Volcano Corp.(b)	52,499	1,268,376

		10,754,089

Health Care Providers & Services – 3.8%
Bio-Reference Labs, Inc.(b)	28,706	1,262,203
Catalyst Health Solutions, Inc.(b)	30,466	1,260,683
Hanger Orthopedic Group, Inc.(b)	52,472	953,941
IPC The Hospitalist Co.(b)	35,350	1,241,138

		4,717,965

Health Care Technology – 3.0%
athenahealth, Inc.(b)	20,167	737,306
MedAssets, Inc.(b)	70,781	1,486,401
SXC Health Solutions Corp.(b)	22,366	1,504,784

		3,728,491

Hotels, Restaurants & Leisure – 3.2%
Bally Technologies, Inc.(b)	25,049	1,015,487
Buffalo Wild Wings, Inc.(b)	25,185	1,211,650
Life Time Fitness, Inc.(b)	21,218	596,226
Panera Bread Co., Class A(b)	15,062	1,152,092

		3,975,455

Household Durables – 1.2%
Tempur-Pedic International, Inc.(b)	50,944	1,536,471

Internet Software & Services – 6.3%
Constant Contact, Inc.(b)	43,221	1,003,592
DealerTrack Holdings, Inc.(b)	64,341	1,098,944
GSI Commerce, Inc.(b)	80,864	2,237,507
MercadoLibre, Inc.(b)	24,419	1,177,240
Monster Worldwide, Inc.(b)	73,769	1,225,303
WebMD Health Corp.(b)	24,175	1,121,236

		7,863,822

See accompanying notes to financial statements.

8

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Small Cap Growth Fund – continued

	Shares	Value (†)

COMMON STOCKS – continued

IT Services – 1.0%
CyberSource Corp.(b)	67,248	$1,186,255

Machinery – 1.6%
Bucyrus International, Inc.	19,497	1,286,607
Energy Recovery, Inc.(b)	118,792	748,390

		2,034,997

Media – 1.0%
Imax Corp.(b)	70,645	1,270,904

Oil, Gas & Consumable Fuels – 3.9%
Brigham Exploration Co.(b)	66,566	1,061,728
Comstock Resources, Inc.(b)	35,998	1,144,736
Concho Resources, Inc.(b)	30,588	1,540,412
Rosetta Resources, Inc.(b)	46,797	1,102,069

		4,848,945

Pharmaceuticals – 2.5%
Eurand NV(b)	60,767	685,451
Inspire Pharmaceuticals, Inc.(b)	126,979	792,349
Nektar Therapeutics(b)	62,704	953,728
Somaxon Pharmaceuticals, Inc.(b)	72,623	628,189

		3,059,717

Professional Services – 2.8%
ICF International, Inc.(b)	45,951	1,141,423
IHS, Inc., Class A(b)	25,377	1,356,908
On Assignment, Inc.(b)	146,065	1,041,443

		3,539,774

Semiconductors & Semiconductor Equipment – 8.6%
Advanced Energy Industries, Inc.(b)	63,782	1,056,230
Cavium Network, Inc.(b)	38,857	965,985
Cymer, Inc.(b)	30,111	1,123,140
EZchip Semiconductor Ltd.(b)	33,071	651,168
Hittite Microwave Corp.(b)	27,778	1,221,399
Lam Research Corp.(b)	25,936	967,932
Netlogic Microsystems, Inc.(b)	37,519	1,104,184
Power Integrations, Inc.	22,697	935,116
Silicon Laboratories, Inc.(b)	28,733	1,369,702
Varian Semiconductor Equipment Associates, Inc.(b)	40,262	1,333,477

		10,728,333

Software – 10.1%
ArcSight, Inc.(b)	47,574	1,339,208
Ariba, Inc.(b)	113,825	1,462,651
Blackboard, Inc.(b)	35,419	1,475,556
Concur Technologies, Inc.(b)	32,457	1,331,062
Informatica Corp.(b)	66,675	1,790,891
Sourcefire, Inc.(b)	48,311	1,108,737
SuccessFactors, Inc.(b)	48,311	919,841
Tyler Technologies, Inc.(b)	33,004	618,495
Ultimate Software Group, Inc.(The)(b)	41,216	1,358,067
VanceInfo Technologies, Inc., ADR(b)	54,314	1,210,659

		12,615,167

See accompanying notes to financial statements.

9

	Shares	Value (†)

COMMON STOCKS – continued

Specialty Retail – 6.7%
DSW, Inc., Class A(b)	46,742	$1,193,323
hhgregg, Inc.(b)	47,807	1,206,649
Hibbett Sports, Inc.(b)	45,651	1,167,753
Lumber Liquidators Holdings, Inc.(b)	42,881	1,143,636
Monro Muffler Brake, Inc.	35,978	1,286,573
Rue21, Inc.(b)	26,864	931,375
Ulta Salon, Cosmetics & Fragrance, Inc.(b)	61,026	1,380,408

		8,309,717

Textiles, Apparel & Luxury Goods – 3.4%
Lululemon Athletica, Inc.(b)	30,162	1,251,723
Phillips-Van Heusen Corp.	28,961	1,661,203
Volcom, Inc.(b)	65,310	1,274,851

		4,187,777

Transportation Infrastructure – 1.0%
Aegean Marine Petroleum Network, Inc.	44,019	1,249,259

TOTAL COMMON STOCKS
(Identified Cost $91,389,144)		122,694,823

	Principal Amount
SHORT-TERM INVESTMENTS – 2.9%
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/10 at 0.000% to be repurchased at $3,674,633 on 4/01/10 collateralized by $3,745,000 Federal Home Loan Mortgage Corp., 2.000% due 3/29/13 valued at $3,749,681 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $3,674,633)	$3,674,633	3,674,633

TOTAL INVESTMENTS – 101.3%

(Identified Cost $95,063,777)(a)		126,369,456
Other assets less liabilities—(1.3)%		(1,645,854)

NET ASSETS – 100.0%		$124,723,602

(†) See Note 2 of Notes to Financial Statements.
(a) Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
At March 31, 2010, the net unrealized appreciation on investments based on a cost of $95,063,349 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$32,331,929
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(1,025,822)

Net unrealized appreciation		$31,306,107

(b)	Non-income producing security.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

10

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Small Cap Growth Fund – continued

INDUSTRY SUMMARY AT MARCH 31, 2010 (Unaudited)

Software	10.1%
Health Care Equipment & Supplies	8.6
Semiconductors & Semiconductor Equipment	8.6
Specialty Retail	6.7
Internet Software & Services	6.3
Biotechnology	4.8
Communications Equipment	3.9
Oil, Gas & Consumable Fuels	3.9
Health Care Providers & Services	3.8
Capital Markets	3.5
Textiles, Apparel & Luxury Goods	3.4
Hotels, Restaurants & Leisure	3.2
Health Care Technology	3.0
Professional Services	2.8
Pharmaceuticals	2.5
Energy Equipment & Services	2.1
Other Investments, less than 2% each	21.2
Short-Term Investments	2.9

Total Investments	101.3
Other assets less liabilities	(1.3)

Net Assets	100.0%

See accompanying notes to financial statements.

11

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Small Cap Value Fund

	Shares	Value (†)

COMMON STOCKS – 97.8% of Net Assets

Air Freight & Logistics – 1.2%
Atlas Air Worldwide Holdings, Inc.(b)	215,956	$11,456,466

Auto Components – 1.3%
Goodyear Tire & Rubber Co. (The)(b)	445,746	5,634,229
Tenneco, Inc.(b)	284,295	6,723,577

		12,357,806

Building Products – 1.2%
Armstrong World Industries, Inc.(b)	197,748	7,180,230
Griffon Corp.(b)	348,440	4,341,562

		11,521,792

Capital Markets – 3.5%
Ares Capital Corp.	555,653	8,245,891
Fifth Street Finance Corp.	647,491	7,517,371
JMP Group, Inc.	161,713	1,374,560
Legg Mason, Inc.	85,230	2,443,544
Stifel Financial Corp.(b)	186,950	10,048,562
SWS Group, Inc.	432,968	4,992,121

		34,622,049

Chemicals – 3.6%
Calgon Carbon Corp.(b)	270,934	4,638,390
Ferro Corp.(b)	613,965	5,396,752
Koppers Holdings, Inc.	200,009	5,664,255
Minerals Technologies, Inc.	80,553	4,175,868
Olin Corp.	244,931	4,805,546
RPM International, Inc.	295,732	6,310,921
WR Grace & Co.(b)	154,875	4,299,330

		35,291,062

Commercial Banks – 6.7%
Cathay General Bancorp	308,253	3,591,147
First Financial Bancorp	482,716	8,587,518
First Horizon National Corp.(b)	536,247	7,534,270
First Midwest Bancorp, Inc.	355,187	4,812,784
Hancock Holding Co.	166,074	6,943,554
IBERIABANK Corp.	188,834	11,331,928
Prosperity Bancshares, Inc.	228,423	9,365,343
Signature Bank(b)	228,219	8,455,514
Sterling Bancshares, Inc.	941,772	5,255,088

		65,877,146

Commercial Services & Supplies – 4.2%
Brink’s Co. (The)	58,466	1,650,495
McGrath Rentcorp	147,833	3,581,994
Rollins, Inc.	665,046	14,418,197
Standard Parking Corp.(b)	497,373	8,166,865
Team, Inc.(b)	174,849	2,900,745
US Ecology, Inc.	150,555	2,423,935
Waste Connections, Inc.(b)	248,909	8,452,950

		41,595,181

See accompanying notes to financial statements.

12

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

	Shares	Value (†)

COMMON STOCKS – continued

Communications Equipment – 1.4%
ADTRAN, Inc.	295,065	$7,774,963
Tekelec(b)	343,013	6,229,116

		14,004,079

Computers & Peripherals – 0.3%
Intevac, Inc.(b)	197,385	2,727,861

Construction & Engineering – 0.3%
MYR Group, Inc.(b)	195,627	3,190,676

Consumer Finance – 1.5%
Cash America International, Inc.	134,704	5,318,114
Dollar Financial Corp.(b)	392,286	9,438,401

		14,756,515

Containers & Packaging – 0.4%
Myers Industries, Inc.	336,928	3,531,005

Distributors – 0.4%
Core-Mark Holding Co., Inc.(b)	134,464	4,115,943

Diversified Financial Services – 1.4%
MarketAxess Holdings, Inc.	165,315	2,600,405
PHH Corp.(b)	459,820	10,837,957

		13,438,362

Electric Utilities – 2.2%
ALLETE, Inc.	203,571	6,815,557
ITC Holdings Corp.	147,590	8,117,450
UIL Holdings Corp.	257,628	7,084,770

		22,017,777

Electrical Equipment – 3.7%
Baldor Electric Co.	260,504	9,742,850
Encore Wire Corp.	163,553	3,401,902
General Cable Corp.(b)	152,990	4,130,730
GrafTech International Ltd.(b)	343,908	4,701,222
II-VI, Inc.(b)	282,201	9,549,682
Thomas & Betts Corp.(b)	123,425	4,843,197

		36,369,583

Electronic Equipment Instruments & Components – 1.7%
Littelfuse, Inc.(b)	37,667	1,431,723
Methode Electronics, Inc.	471,204	4,664,919
ScanSource, Inc.(b)	205,397	5,911,326
TTM Technologies, Inc.(b)	491,001	4,360,089

		16,368,057

Energy Equipment & Services – 2.2%
Dresser-Rand Group, Inc.(b)	238,477	7,492,947
Lufkin Industries, Inc.	78,784	6,235,754
Oceaneering International, Inc.(b)	127,450	8,091,800

		21,820,501

Food & Staples Retailing – 0.7%
BJ’s Wholesale Club, Inc.(b)	82,885	3,065,916
Spartan Stores, Inc.	282,047	4,067,118

		7,133,034

See accompanying notes to financial statements.

13

	Shares	Value (†)

COMMON STOCKS – continued

Food Products – 2.8%
Corn Products International, Inc.	128,224	$4,444,244
Darling International, Inc.(b)	645,479	5,783,492
Fresh Del Monte Produce, Inc.(b)	186,239	3,771,340
Imperial Sugar Co.	147,879	2,293,603
J & J Snack Foods Corp.	190,066	8,262,169
Ralcorp Holdings, Inc.(b)	44,053	2,985,912

		27,540,760

Gas Utilities – 1.7%
UGI Corp.	644,457	17,103,889

Health Care Equipment & Supplies – 2.6%
Haemonetics Corp.(b)	126,173	7,210,787
Medical Action Industries, Inc.(b)	262,583	3,221,893
Teleflex, Inc.	146,254	9,370,494
West Pharmaceutical Services, Inc.	144,562	6,064,376

		25,867,550

Health Care Providers & Services – 1.6%
Almost Family, Inc.(b)	67,401	2,540,344
CorVel Corp.(b)	82,524	2,950,233
MEDNAX, Inc.(b)	119,792	6,970,696
MWI Veterinary Supply, Inc.(b)	79,972	3,230,869

		15,692,142

Hotels, Restaurants & Leisure – 2.1%
Bob Evans Farms, Inc.	181,897	5,622,436
California Pizza Kitchen, Inc.(b)	202,715	3,403,585
Dover Downs Gaming & Entertainment, Inc.	301,983	1,195,853
Isle of Capri Casinos, Inc.(b)	430,695	3,350,807
Wyndham Worldwide Corp.	286,963	7,383,558

		20,956,239

Household Durables – 1.4%
Jarden Corp.	197,326	6,568,982
Leggett & Platt, Inc.	349,731	7,568,179

		14,137,161

Industrial Conglomerates – 0.4%
Raven Industries, Inc.	123,702	3,647,972

Insurance – 5.2%
Aspen Insurance Holdings Ltd.	256,449	7,395,989
Assured Guaranty Ltd.	184,155	4,045,885
Hanover Insurance Group, Inc. (The)	134,037	5,845,354
HCC Insurance Holdings, Inc.	334,373	9,228,695
Primerica, Inc.(b)	53,340	800,100
ProAssurance Corp.(b)	123,616	7,236,481
Reinsurance Group of America, Inc.	139,456	7,324,229
RLI Corp.	113,569	6,475,704
Zenith National Insurance Corp.	78,015	2,989,535

		51,341,972

Internet & Catalog Retail – 0.5%
HSN, Inc.(b)	176,776	5,204,285

See accompanying notes to financial statements.

14

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

	Shares	Value (†)

COMMON STOCKS – continued

Internet Software & Services – 0.7%
AOL, Inc.(b)	127,486	$3,222,846
IAC/InterActiveCorp(b)	172,647	3,925,993

		7,148,839

IT Services – 4.0%
Alliance Data Systems Corp.(b)	111,455	7,132,005
Broadridge Financial Solutions, Inc.	419,303	8,964,698
iGATE Corp.	456,216	4,438,982
Lender Processing Services, Inc.	217,332	8,204,283
NCI, Inc., Class A(b)	139,200	4,208,016
Wright Express Corp.(b)	214,667	6,465,770

		39,413,754

Life Sciences Tools & Services – 1.2%
Mettler-Toledo International, Inc.(b)	63,086	6,888,991
Pharmaceutical Product Development, Inc.	200,248	4,755,890

		11,644,881

Machinery – 4.9%
Actuant Corp., Class A	476,590	9,317,334
Albany International Corp., Class A	486,785	10,480,481
Altra Holdings, Inc.(b)	345,727	4,746,832
Harsco Corp.	90,868	2,902,324
John Bean Technologies Corp.	370,402	6,496,851
Middleby Corp. (The)(b)	42,038	2,420,968
RBC Bearings, Inc.(b)	146,570	4,671,186
Wabtec Corp.	169,822	7,152,903

		48,188,879

Marine – 0.6%
Kirby Corp.(b)	156,357	5,965,020

Media – 4.3%
Alloy, Inc.(b)	244,628	2,005,950
Arbitron, Inc.	163,892	4,369,361
John Wiley & Sons, Inc. Class A	231,322	10,011,616
Liberty Media–Starz, Series A(b)	135,351	7,400,993
Live Nation Entertainment, Inc.(b)	621,015	9,004,717
Madison Square Garden, Inc. Class A(b)	78,782	1,711,933
Scholastic Corp.	264,343	7,401,604

		41,906,174

Metals & Mining – 1.5%
Horsehead Holding Corp.(b)	429,497	5,085,245
Reliance Steel & Aluminum Co.	190,083	9,357,786

		14,443,031

Multi-Utilities & Unregulated Power – 0.5%
NorthWestern Corp.	193,268	5,181,515

Multiline Retail – 0.3%
Fred’s, Inc. Class A	213,784	2,561,132

Oil, Gas & Consumable Fuels – 3.8%
Arena Resources, Inc.(b)	169,513	5,661,734
Berry Petroleum Co., Class A	187,881	5,290,729
Cloud Peak Energy, Inc.(b)	219,099	3,645,807

See accompanying notes to financial statements.

15

	Shares	Value (†)

COMMON STOCKS – continued

Oil, Gas & Consumable Fuels – continued
Comstock Resources, Inc.(b)	196,822	$6,258,940
Mariner Energy, Inc.(b)	360,308	5,393,811
Penn Virginia Corp.	459,007	11,245,671

		37,496,692

Paper & Forest Products – 0.6%
Clearwater Paper Corp.(b)	33,143	1,632,293
Deltic Timber Corp.	94,118	4,145,898

		5,778,191

Pharmaceuticals – 1.8%
Endo Pharmaceuticals Holdings, Inc.(b)	297,263	7,042,160
Obagi Medical Products, Inc.(b)	371,504	4,524,919
Perrigo Co.	109,497	6,429,664

		17,996,743

Professional Services – 0.2%
Navigant Consulting, Inc.(b)	159,540	1,935,220

Real Estate Management & Development – 0.6%
Forestar Group, Inc.(b)	332,824	6,283,717

REITs – 4.4%
American Campus Communities, Inc.	332,085	9,185,471
Capstead Mortgage Corp.	581,120	6,950,195
Chimera Investment Corp.	1,535,216	5,971,990
Digital Realty Trust, Inc.	133,573	7,239,656
National Retail Properties, Inc.	219,320	5,007,076
Potlatch Corp.	268,691	9,414,933

		43,769,321

Road & Rail – 1.0%
Con-way, Inc.	112,329	3,944,995
Genesee & Wyoming, Inc., Class A(b)	187,345	6,392,211

		10,337,206

Semiconductors & Semiconductor Equipment – 3.7%
Applied Micro Circuits Corp.(b)	339,295	2,928,116
Atmel Corp.(b)	1,369,402	6,888,092
Cohu, Inc.	251,428	3,462,164
LSI Corp.(b)	1,032,647	6,319,800
ON Semiconductor Corp.(b)	740,740	5,925,920
Teradyne, Inc.(b)	665,150	7,429,725
TriQuint Semiconductor, Inc.(b)	518,512	3,629,584

		36,583,401

Software – 2.2%
Progress Software Corp.(b)	156,761	4,926,998
Quest Software, Inc.(b)	272,667	4,850,746
Radiant Systems, Inc.(b)	209,408	2,988,252
Sybase, Inc.(b)	197,444	9,204,840

		21,970,836

Specialty Retail – 2.7%
Genesco, Inc.(b)	194,583	6,034,019
Jo-Ann Stores, Inc.(b)	183,120	7,687,378
Sally Beauty Holdings, Inc.(b)	1,014,346	9,047,966
Sonic Automotive, Inc., Class A(b)	382,036	4,202,396

		26,971,759

See accompanying notes to financial statements.

16

PORTFOLIO OF INVESTMENTS – as of March 31, 2010 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

	Shares	Value (†)

COMMON STOCKS – continued

Textiles, Apparel & Luxury Goods – 1.2%
Fossil, Inc.(b)	248,694	$9,385,712
Movado Group, Inc.(b)	208,947	2,356,922

		11,742,634

Thrifts & Mortgage Finance – 0.9%
Washington Federal, Inc.	412,680	8,385,658

Water Utilities – 0.5%
Middlesex Water Co.	272,189	4,640,823

TOTAL COMMON STOCKS
(Identified Cost $799,503,423)		964,032,291

	Principal Amount

SHORT-TERM INVESTMENTS – 2.2%
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2010 at 0.000% to be repurchased at $21,709,598 on 4/01/2010 collateralized by $22,145,000 Federal Home Loan Mortgage Corp., 2.125% due 6/18/2013 valued at $22,145,000 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $21,709,598)	$21,709,598	21,709,598

TOTAL INVESTMENTS – 100.0%
(Identified Cost $821,213,021)(a)		985,741,889
Other assets less liabilities—0.0%		336,164

NET ASSETS – 100.0%		$986,078,053

(†) See Note 2 of Notes to Financial Statements.

(a)    Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.): At March 31, 2010, the net unrealized appreciation on investments based on a cost of $821,070,333 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$184,249,202
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(19,577,646)

Net unrealized appreciation		$164,671,556

(b) Non-income producing security.

REITs Real Estate Investment Trusts

See accompanying notes to financial statements.

17

INDUSTRY SUMMARY AT MARCH 31, 2010 (Unaudited)

Commercial Banks	6.7%
Insurance	5.2
Machinery	4.9
REITs	4.4
Media	4.3
Commercial Services & Supplies	4.2
IT Services	4.0
Oil, Gas & Consumable Fuels	3.8
Semiconductors & Semiconductor Equipment	3.7
Electrical Equipment	3.7
Chemicals	3.6
Capital Markets	3.5
Food Products	2.8
Specialty Retail	2.7
Health Care Equipment & Supplies	2.6
Electric Utilities	2.2
Software	2.2
Energy Equipment & Services	2.2
Hotels, Restaurants & Leisure	2.1
Other Investments, less than 2% each	29.0
Short-Term Investments	2.2

Total Investments	100.0
Other assets less liabilities	0.0

Net Assets	100.0%

See accompanying notes to financial statements.

18

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2010 (Unaudited)

	Small Cap Growth Fund	Small Cap Value Fund
Assets
Investments at cost	$95,063,777	$821,213,021
Net unrealized appreciation	31,305,679	164,528,868

Investments at value	126,369,456	985,741,889
Receivable for Fund shares sold	202,400	833,331
Receivable for securities sold	444,190	3,596,919
Dividends receivable	—	1,546,152

Total Assets	127,016,046	991,718,291

Liabilities
Payable for securities purchased	1,741,869	2,134,561
Payable for Fund shares redeemed	378,753	2,727,065
Management fees payable (Note 5)	79,109	569,757
Administrative fees payable (Note 5)	5,476	40,428
Deferred Trustees’ fees (Note 5)	45,702	104,756
Other accounts payable and accrued expenses	41,535	63,671

Total Liabilities	2,292,444	5,640,238

Net Assets	$124,723,602	$986,078,053

Net Assets consist of:
Paid-in capital	$327,268,014	$1,005,282,238
Accumulated net investment (loss)/Undistributed net investment income	(640,180)	1,199,281
Accumulated net realized loss on investments	(233,209,911)	(184,932,334)
Net unrealized appreciation on investments	31,305,679	164,528,868

Net Assets	$124,723,602	$986,078,053

Computation of Net Asset Value and Offering Price:
Institutional Class:
Net assets	$49,361,390	$507,433,350

Shares of beneficial interest	3,693,875	22,467,275

Net asset value, offering and redemption price per share	$13.36	$22.59

Retail Class:
Net assets	$75,362,212	$405,023,043

Shares of beneficial interest	5,830,029	18,086,325

Net asset value, offering and redemption price per share	$12.93	$22.39

Admin Class:
Net assets	$—	$73,621,660

Shares of beneficial interest	—	3,344,579

Net asset value, offering and redemption price per share	$—	$22.01

See accompanying notes to financial statements.

19

STATEMENTS OF OPERATIONS

For the Six Months Ended March 31, 2010 (Unaudited)

	Small Cap Growth Fund	Small Cap Value Fund
Investment Income
Dividends	$130,936	$7,321,848

Expenses
Management fees (Note 5)	468,302	3,597,932
Service and distribution fees (Note 5)	99,753	661,073
Trustees’ fees and expenses (Note 5)	7,034	14,110
Administrative fees (Note 5)	30,217	232,150
Custodian fees and expenses	11,317	20,504
Transfer agent fees and expenses (Notes 5 and 6)	89,267	567,945
Audit and tax services fees	18,555	21,199
Legal fees	1,234	9,730
Shareholder reporting expenses	12,220	77,999
Registration fees	19,314	42,780
Fee/expense recovery (Note 5)	838	—
Miscellaneous expenses	4,968	18,307

Total expenses	763,019	5,263,729
Less fee reduction and/or expense reimbursement (Note 5)	(38,864)	(285,128)

Net expenses	724,155	4,978,601

Net investment income (loss)	(593,219)	2,343,247

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on:
Investments	6,741,771	22,924,510

Net change in unrealized appreciation (depreciation) on:
Investments	11,955,656	62,191,872

Net realized and unrealized gain on investments	18,697,427	85,116,382

Net Increase in Net Assets Resulting from Operations	$18,104,208	$87,459,629

See accompanying notes to financial statements.

20

STATEMENTS OF CHANGES IN NET ASSETS

Small Cap Growth Fund

	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
From Operations:
Net investment loss	$(593,219)	$(794,013)
Net realized gain (loss) on investments	6,741,771	(34,962,361)
Net change in unrealized appreciation (depreciation) on investments	11,955,656	21,890,105

Net increase (decrease) in net assets resulting from operations	18,104,208	(13,866,269)

From Distributions to Shareholders:
Net Investment Income
Institutional Class	—	—
Retail Class	—	—
Net Realized Capital gains
Institutional Class	—	—
Retail Class	—	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions (Note 10)	(14,415,537)	10,464,100

Net Increase (Decrease) in Net Assets	3,688,671	(3,402,169)
Net Assets
Beginning of the period	121,034,931	124,437,100

End of the period	$124,723,602	$121,034,931

Accumulated Net Investment (Loss)	$(640,180)	$(46,961)

Small Cap Value Fund

	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
FROM OPERATIONS:
Net investment income	$2,343,247	$3,004,380
Net realized gain (loss) on investments	22,924,510	(157,922,333)
Net change in unrealized appreciation (depreciation) on investments	62,191,872	76,497,968

Net increase (decrease) in net assets resulting from operations	87,459,629	(78,419,985)

From Distributions to Shareholders:
Net Investment Income
Institutional Class	(1,798,397)	(2,585,541)
Retail Class	(522,660)	(1,071,277)
Admin Class	—	(9,660)
Net Realized Capital Gain
Institutional Class	—	(167,987)
Retail Class	—	(141,335)
Admin Class	—	(24,687)

Total distributions	(2,321,057)	(4,000,487)

Net Decrease in Net Assets from Capital Share Transactions (Note 10)	(66,962,560)	(45,368,424)

Redemption fees
Institutional Class	—	21,500
Retail Class	—	17,487
Admin Class	—	3,123

Total redemption fees	—	42,110

Net increase (decrease) in net assets	18,176,012	(127,746,786)
Net Assets
Beginning of the period	967,902,041	1,095,648,827

End of the period	$986,078,053	$967,902,041

Undistributed Net Investment Income	$1,199,281	$1,177,091

See accompanying notes to financial statements.

21

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22

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss)(a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income(b)	Distributions from net realized capital gains	Total distributions
Small Cap Growth Fund

Institutional Class
3/31/2010(g)	$11.58	$(0.05)		$1.83	$1.78	$—	$—	$—
9/30/2009	13.07	(0.07)		(1.42)	(1.49)	—	—	—
9/30/2008	15.87	(0.07)		(2.73)	(2.80)	—	—	—
9/30/2007	12.00	(0.06	)(i)	3.93	3.87	—	—	—
9/30/2006	11.08	(0.08)		0.99	0.91	—	—	—
9/30/2005	8.96	(0.08)		2.20	2.12	—	—	—

Retail Class
3/31/2010(g)	11.21	(0.06)		1.78	1.72	—	—	—
9/30/2009	12.69	(0.09)		(1.39)	(1.48)	—	—	—
9/30/2008	15.45	(0.10)		(2.66)	(2.76)	—	—	—
9/30/2007	11.71	(0.09	)(i)	3.83	3.74	—	—	—
9/30/2006	10.84	(0.11)		0.97	0.86	—	—	—
9/30/2005	8.78	(0.11)		2.17	2.06	—	—	—

Small Cap Value Fund

Institutional Class
3/31/2010(g)	$20.66	$0.07		$1.93	$2.00	$(0.07)	$—	$(0.07)
9/30/2009	22.01	0.09		(1.32)	(1.23)	(0.11)	(0.01)	(0.12)
9/30/2008	28.77	0.11	(j)	(4.03)	(3.92)	(0.06)	(2.78)	(2.84)
9/30/2007	27.69	0.12	(i)(k)	4.29	4.41	(0.17)	(3.16)	(3.33)
9/30/2006	27.43	0.13		2.70	2.83	(0.15)	(2.42)	(2.57)
9/30/2005	25.75	0.13		4.22	4.35	(0.02)	(2.65)	(2.67)

Retail Class
3/31/2010(g)	20.47	0.04		1.91	1.95	(0.03)	—	(0.03)
9/30/2009	21.79	0.04		(1.30)	(1.26)	(0.05)	(0.01)	(0.06)
9/30/2008	28.52	0.05	(j)	(4.00)	(3.95)	—	(2.78)	(2.78)
9/30/2007	27.46	0.04	(i)(k)	4.28	4.32	(0.10)	(3.16)	(3.26)
9/30/2006	27.23	0.06		2.67	2.73	(0.08)	(2.42)	(2.50)
9/30/2005	25.62	0.06		4.20	4.26	—	(2.65)	(2.65)

Admin Class
3/31/2010(g)	20.11	0.01		1.89	1.90	—	—	—
9/30/2009	21.40	0.00		(1.28)	(1.28)	(0.00)	(0.01)	(0.01)
9/30/2008	28.13	(0.01	)(j)	(3.94)	(3.95)	—	(2.78)	(2.78)
9/30/2007	27.14	(0.03	)(i)(k)	4.22	4.19	(0.04)	(3.16)	(3.20)
9/30/2006	26.94	(0.01)		2.65	2.64	(0.02)	(2.42)	(2.44)
9/30/2005	25.43	(0.00)		4.16	4.16	—	(2.65)	(2.65)

(a) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(b) Amount rounds to less than $0.01 per share, if applicable.

(c) Effective June 1, 2009, redemption fees were eliminated.

(d) Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.

(e) Computed on an annualized basis for periods less than one year, if applicable.

(f) The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

23

				Ratios to Average Net Assets:

Redemption fees(b)(c)	Net asset value, end of the period	Total return (%)(d)	Net assets, end of the period (000’s)	Net expenses (%)(e)(f)		Gross expenses (%)(e)		Net investment income (loss) (%)(e)	Portfolio turnover rate (%)

$—	$13.36	15.37	$49,361	1.00	(h)	1.00	(h)	(0.79)	33
—	11.58	(11.40)	45,557	1.00		1.01		(0.68)	107
0.00	13.07	(17.64)	44,540	1.00		1.01		(0.47)	92
0.00	15.87	32.25	28,088	1.00		1.23		(0.47)	83
0.01	12.00	8.30	20,414	1.00		1.38		(0.69)	100
0.00	11.08	23.66	15,785	1.00		1.70		(0.85)	227

—	12.93	15.34	75,362	1.25		1.35		(1.04)	33
—	11.21	(11.66)	75,478	1.25		1.43		(0.93)	107
0.00	12.69	(17.86)	79,897	1.25		1.42		(0.70)	92
0.00	15.45	31.94	20,924	1.25		1.50		(0.66)	83
0.01	11.71	8.03	2,981	1.25		1.92		(0.94)	100
0.00	10.84	23.46	3,592	1.25		1.87		(1.14)	227

$—	$22.59	9.74	$507,433	0.90		0.92		0.62	25
0.00	20.66	(5.42)	506,324	0.90		0.94		0.52	55
0.00	22.01	(15.02)	553,268	0.89		0.89		0.47	61
0.00	28.77	17.02	534,776	0.89		0.89		0.43	57
0.00	27.69	11.17	442,714	0.89	(l)	0.89	(l)	0.47	62
0.00	27.43	17.99	403,110	0.90		0.93		0.48	59

—	22.39	9.53	405,023	1.15		1.23		0.38	25
0.00	20.47	(5.66)	387,383	1.15		1.31		0.26	55
0.00	21.79	(15.21)	464,525	1.15		1.27		0.21	61
0.00	28.52	16.74	465,055	1.15		1.24		0.15	57
0.00	27.46	10.87	291,690	1.15		1.20		0.21	62
0.00	27.23	17.69	235,948	1.15		1.20		0.24	59

—	22.01	9.45	73,622	1.40		1.63		0.14	25
0.00	20.11	(5.93)	74,195	1.40		1.77		0.02	55
0.00	21.40	(15.44)	77,855	1.40		1.68		(0.04)	61
0.00	28.13	16.41	76,783	1.40		1.56		(0.10)	57
0.00	27.14	10.59	64,367	1.40		1.46		(0.04)	62
0.00	26.94	17.40	67,505	1.40		1.43		(0.01)	59

(g) For the six months ended March 31, 2010 (Unaudited).

(h) Includes fee/expense recovery of less than 0.01%.

(i) Includes a non-recurring payment of $0.01 per share and $0.00 per share for Small Cap Growth Fund and Small Cap Value Fund, respectively.

(j) Includes a non-recurring dividend of $0.02 per share.

(k) Includes a non-recurring dividend of $0.05 per share.

(l) Includes fee/expense recovery of 0.02%.

See accompanying notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

March 31, 2010 (Unaudited)

1.   Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trusts in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Each Fund offers Institutional Class Shares and Retail Class Shares. In addition, Small Cap Value Fund offers Admin Class Shares.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.   Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions that have occurred through the date the financial statements were issued, and noted no items requiring recognition in the financial statements or additional disclosure in the Notes to Financial Statements.

a.  Valuation. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

25

b.  Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. Each Trust treats each fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of March 31, 2010 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as distribution redesignation and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to securities lending collateral gain/loss adjustment, deferred Trustees’ fees and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

26

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2010 (Unaudited)

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2009 was as follows:

	2009 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Growth Fund	$—	$—	$—
Small Cap Value Fund	3,669,309	331,178	4,000,487

Differences between these amounts and those reported in the Statements of Changes in Net Assets, if any, are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2009, the capital loss carryforwards and post-October losses were as follows:

	Small Cap Growth Fund	Small Cap Value Fund
Capital loss carryforward:
Expires September 30, 2010	$(138,314,515)	$—
Expires September 30, 2011	(59,283,040)	—
Expires September 30, 2017	(14,995,800)	(88,137,321)

Total capital loss carryforward	$(212,593,355)	$(88,137,321)

Deferred net capital losses (post-October 2008)	$(26,616,006)	$(110,445,559)

f.  Repurchase Agreements. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

g.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

As of March 31, 2010, there were no securities on loan.

h.   Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.   Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

27

•

Level 3—prices determined using significant unobservable inputs for situations where quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2010, at value:

Small Cap Growth Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$122,694,823	$—	$—	$122,694,823
Short-Term Investments	—	3,674,633	—	3,674,633

Total	$122,694,823	$3,674,633	$—	$126,369,456

(a)Major categories of the Fund’s investments are included in the Portfolio of Investments.

Small Cap Value Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$964,032,291	$—	$—	$964,032,291
Short-Term Investments	—	21,709,598	—	21,709,598

Total	$964,032,291	$21,709,598	$—	$985,741,889

(a)Major categories of the Fund’s investments are included in the Portfolio of Investments.

4.  Purchases and Sales of Securities. For the six months ended March 31, 2010, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Small Cap Growth Fund	$39,503,483	$53,318,877
Small Cap Value Fund	232,048,082	276,558,127

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%

Loomis Sayles has given binding undertakings to the Funds to reduce management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2011 and will be reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, are net of fee reductions and/or expense reimbursements, if any, pursuant to these undertakings.

For the six months ended March 31, 2010, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	1.00%	1.25%	—
Small Cap Value Fund	0.90%	1.15%	1.40%

28

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2010 (Unaudited)

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through reduction of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fees/expenses were reduced.

For the six months ended March 31, 2010, the management fees for each Fund were as follows:

Fund	Management Fees	Percentage of Average Daily Net Assets
Small Cap Growth Fund	$468,302	0.75%
Small Cap Value Fund	3,597,932	0.75%

For the six months ended March 31, 2010, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Total
Small Cap Growth Fund	$—	$38,864	$—	$38,864
Small Cap Value Fund	46,436	154,439	84,253	285,128
[1] Expense reimbursements are subject to possible recovery until September 30, 2011.

For the six months ended March 31, 2010, expense reimbursements related to prior fiscal year were recovered as follows:

	Recovered Expenses
Fund	Institutional Class	Retail Class	Total
Small Cap Growth Fund	$838	$—	$838

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Administrative Fees. Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

For the six months ended March 31, 2010, each Fund paid the following for administrative fees to Natixis Advisors:

Fund	Administrative Fees
Small Cap Growth Fund	$30,217
Small Cap Value Fund	232,150

c.  Service and Distribution Fees. Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Small Cap Growth Fund and Small Cap Value Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plan”), and the Small Cap Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

29

Under the respective Retail Class Plan, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Retail Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

Under the Admin Class Plan, the Small Cap Value Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Small Cap Value may pay Natixis Distributors an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the six months ended March 31, 2010 the Fund paid the following service and distribution fees:

	Service Fees	Distribution Fees
	Admin Class	Retail Class	Admin Class
Small Cap Growth Fund	$—	$99,753	$—
Small Cap Value Fund	90,357	480,359	90,357

d.  Sub-Transfer Agent Fees. Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally is a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the six months ended March 31, 2010, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations:

	Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	$16,330	$21,614	$—
Small Cap Value Fund	183,310	259,468	83,929

e.  Trustees Fees and Expenses. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. Effective January 1, 2010, the Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments received a one-time fee of $10,000. The ad hoc Committee on Alternative Investments is not a standing committee. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International

30

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2010 (Unaudited)

Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2010, the Chairperson of the Board received a retainer fee at the annual rate of $200,000. The Chairperson did not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attended. Each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also received a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attended in person and $3,750 for each meeting of the Board of Trustees that he or she attended telephonically. In addition, each committee chairman received an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member was compensated $5,000 for each Committee meeting that he or she attended in person and $2,500 for each meeting that he or she attended telephonically. Each Audit Committee member was compensated $6,250 for each Committee meeting that he or she attended in person and $3,125 for each meeting that he or she attended telephonically.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

6.   Class-Specific Expenses. For the six months ended March 31, 2010, the Funds paid the following class-specific transfer agent fees and expenses (including sub-transfer agent fees):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	$17,579	$71,688	$—
Small Cap Value Fund	195,118	267,120	105,707

7.   Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 10, 2010, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the six months ended March 31, 2010, the Funds had no borrowings under these agreements.

8.   Brokerage Commission Recapture. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains in the Statements of Operations. For the six months ended March 31, 2010, amounts rebated under these agreements were as follows:

Fund	Rebates
Small Cap Growth Fund	$6,525
Small Cap Value Fund	53,322

31

9.   Concentration of Ownership. At March 31, 2010, the Loomis Sayles Funded Pension Plan and the Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

Fund	Pension Plan	Profit Sharing Retirement Plan
Small Cap Growth Fund	365,070	397,390
Small Cap Value Fund	360,114	784,294

From time to time, the Funds may have a concentration of several shareholders having a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of March 31, 2010, Small Cap Growth Fund had shareholders that held greater than 5% of the fund’s outstanding shares. Such ownership may be beneficially held by individuals or entities other than the owner of record. The number of greater than 5% shareholders and the aggregate percentage of net assets represented by such ownership was as follows:

Fund	Number of Greater Than 5% Shareholders	Percentage of Ownership
Small Cap Growth Fund	1	7.77%

10.   Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Small Cap Growth Fund

	Six Months Ended March 31, 2010		Year Ended September 30, 2009

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	438,005	$5,443,350	1,974,319	$19,253,187
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(679,124)	(8,083,408)	(1,447,130)	(13,740,063)

Net change	(241,119)	$(2,640,058)	527,189	$5,513,124

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	988,405	$11,767,651	3,127,117	$30,016,606
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(1,889,534)	(23,543,130)	(2,692,237)	(25,065,630)

Net change	(901,129)	$(11,775,479)	434,880	$4,950,976

Increase (decrease) from capital share transactions	(1,142,248)	$(14,415,537)	962,069	$10,464,100

	Small Cap Value Fund

	Six Months Ended March 31, 2010		Year Ended September 30, 2009

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	1,429,802	$30,263,216	5,487,523	$94,433,600
Issued in connection with the reinvestment of distributions	80,409	1,643,559	156,833	2,488,947
Redeemed	(3,549,030)	(74,103,038)	(6,270,554)	(105,527,302)

Net change	(2,038,819)	$(42,196,263)	(626,198)	$(8,604,755)

32

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2010 (Unaudited)

10. Capital Shares – continued

	Small Cap Value Fund—continued

	Six Months Ended March 31, 2010		Year Ended September 30, 2009

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	1,012,390	$21,392,927	4,033,997	$70,124,577
Issued in connection with the reinvestment of distributions	25,691	521,021	76,628	1,206,896
Redeemed	(1,879,123)	(39,444,773)	(6,502,104)	(108,566,266)

Net change	(841,042)	$(17,530,825)	(2,391,479)	$(37,234,793)

Admin Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	493,279	$10,172,635	1,211,062	$19,455,331
Issued in connection with the reinvestment of distributions	—	—	1,691	26,231
Redeemed	(837,460)	(17,408,107)	(1,162,021)	(19,010,438)

Net change	(344,181)	$(7,235,472)	50,732	$471,124

Increase (decrease) from capital share transactions	(3,224,042)	$(66,962,560)	(2,966,945)	$(45,368,424)

33

SEMIANNUAL REPORT

March 31, 2010

Loomis Sayles Investment Grade Bond Fund

Management Discussion and Performance page 1

Portfolio of Investments page 5

Financial Statements page 18

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

PORTFOLIO PROFILE

Objective:

High total investment return through a combination of current income and capital appreciation

Strategy:

Invests primarily in investment-grade, fixed-income securities, although it may invest up to 10% of its assets in lower quality fixed-income securities. The fund may invest any portion of its assets in securities of Canadian issuers and up to 20% in other foreign securities, including emerging markets.

Fund Inception:

December 31, 1996

Managers:

Daniel Fuss, CFA, CIC

Associate Managers:

Matthew J. Eagan, CFA

Kathleen Gaffney, CFA

Elaine Stokes

Loomis, Sayles & Company, L.P.

Symbols:

Class A	LIGRX
Class B	LGBBX
Class C	LGBCX
Class Y	LSIIX
Admin Class	LIGAX
Class J	LIGJX

What You Should Know:

This fund invests in fixed-income securities that are subject to credit risk, interest rate risk and liquidity risk. It may also invest in mortgage-related securities that are subject to prepayment risk. The fund can invest a significant percentage of assets in foreign securities and the value of fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a fund’s investments to decline. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment.

Management Discussion

Corporate debt and other fixed-income securities offering yield advantages over low-risk bonds continued to perform well during the six months ended March 31, 2010. Amid growing market expectations of a sustained global economic recovery, investors became more willing to accept credit risk in return for the high yields offered by corporate bonds and securitized debt. In line with the increasing appetite for risk, currencies of countries with commodity-based economies gained against other countries.

For the six months ended March 31, 2010, Class A shares of Loomis Sayles Investment Grade Bond Fund returned 6.24%. During the same period, the fund’s benchmark, the Barclays Capital U.S. Government/Credit Bond Index, rose 1.34%, while funds in Morningstar’s Intermediate-Term Bond category returned an average of 3.70%.

WHAT WAS THE PRIMARY REASON FOR THE FUND’S OUTPERFORMANCE?

As investors grew more confident about an economic recovery, securities with credit risk tended to rally in price. The fund’s emphasis on investment-grade corporate bonds, as well as its exposure to high-yield bonds and select non-agency securitized assets, helped propel strong results relative to the Barclays index. Moreover, as commodities gained in price in global markets, the fund’s exposure to commodity-linked currencies also helped support performance. The fund’s investments in securities denominated in the currencies of Canada, Indonesia, Australia, New Zealand and Mexico all contributed positive returns. Convertible bonds were also a performance driver.

WHAT FACTORS POSITIVELY CONTRIBUTED TO THE FUND’S PERFORMANCE?

Investment-grade industrial bonds were among the strongest performers, particularly holdings in the transportation, technology, capital goods and telecommunication services industries. In addition, investments in higher-yielding, below investment-grade corporate bonds also aided results, as demand for high-yield securities increased and expected default rates fell. In particular, positions in high-yield bonds of companies in the transportation, technology, retail and financial industries contributed positively to results. Investments in non-government agency securitized debt, including commercial mortgage-backed debt, provided further support. Finally, the dramatic performance of equity markets during the six months covered by this report also aided the fund, as convertible bonds rallied in industries such as autos, technology and financials.

WHICH FACTORS DETRACTED FROM THE FUND’S RESULTS?

Holdings in securities denominated in Icelandic krona underperformed when the currency depreciated relative to the U.S. dollar. In addition, the fund’s longer-than-benchmark duration – a measure of sensitivity to changes in interest rates – was a performance detractor as interest-rate sensitive longer-maturity bonds lagged.

WHAT IS YOUR CURRENT OUTLOOK?

The fund is positioned to take advantage of a gradual economic recovery and positive fundamental trends. We believe short-term interest rates in the United States will remain low for the foreseeable future, but acknowledge the continuing pressures that the ever-increasing U.S. Treasury issuance will place on longer-term rates. In our opinion, there remains ample opportunity for corporate bond yield spreads to tighten further. Within corporate credit, we are advocating a strategy of specific (fundamental credit) risk instead of market (interest rate) risk. We continue to see opportunity in the convertible market and have focused on increasing our exposure. We continue to add opportunistically to non-U.S. dollar-denominated securities, with a focus on credits and countries in which we anticipate fundamental improvements will continue to emerge. We believe that in a rising-rate environment, research and security selection will continue to prove key to successful portfolio management.

1

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Investment Results through March 31, 2010

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,4

Average Annual Total Returns — March 31, 20104

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A (Inception 12/31/96)[1]
Net Asset Value[2]	6.24%	31.52%	7.28%	8.57%
With Maximum Sales Charge[3]	1.45	25.54	6.29	8.07

Class B (Inception 9/12/03)[1]
Net Asset Value[2]	5.74	30.33	6.39	7.61
With CDSC[5]	0.74	25.33	6.07	7.61

Class C (Inception 9/12/03)[1]
Net Asset Value[2]	5.90	30.55	6.48	7.67
With CDSC[5]	4.90	29.55	6.48	7.67

Class Y (Inception 12/31/96)
Net Asset Value[2]	6.37	31.97	7.61	8.86

Admin Class (Inception 2/1/10)[1]
Net Asset Value[2]	6.04	30.94	6.77	7.98

Class J (Inception 5/24/99)
Net Asset Value[2]	5.98	30.89	6.80	8.06
With Sales Charge[5]	2.29	26.31	6.05	7.67

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Barclays Capital U.S. Government/Credit Bond Index	1.34%	7.51%	5.17%	6.22%
Morningstar Intermediate-Term Bond Fund Avg.	3.70	16.76	4.48	5.60

See page 3 for a description of the index/average.

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of any dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y is only available to certain investors as described in the prospectus. Class J shares are not offered for sale in the United States and are not eligible for sale to U.S. investors.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	3/31/2010*	9/30/2009**
Aaa	31.1	31.8
Aa	5.6	2.9
A	21.4	16.0
Baa	33.9	37.8
Ba	3.9	4.6
B	1.7	0.4
Caa and lower	0.3	1.6
Not Rated	0.5	1.2
Short-term and other	1.6	3.7

*	Credit quality at 3/31/2010 reflects the highest rating assigned to a security among Moody’s, S&P, or Fitch. The Moody’s equivalent of the assigned rating is presented in the table.
**	Credit quality at 9/30/2009 was based on ratings from Moody’s. Securities that were not rated by Moody’s may have been rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE MATURITY	3/31/2010		9/30/2009
1 year or less	1.7		6.0
1-5 years	36.0		31.3
5-10 years	45.0		43.5
10+ years	17.3		19.2
Average Effective Maturity	9.0	years	9.7	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	0.80%	0.80%
B	1.67	1.67
C	1.56	1.56
Y	0.54	0.54
Admin	1.33	1.20
J	1.31	1.30

NOTES TO CHARTS

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

Prior to 9/15/03, performance of Class A shares is that of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales load of Class A shares. From 12/18/00 to 1/31/02, during which time Retail Class shares were not outstanding, performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class A shares. Prior to the inception of Class B and C shares (9/12/03), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class B and C shares. Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

[2]	Does not include a sales charge.
[3]	Includes maximum sales charge of 4.50%.
[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]

Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase. Performance for Class J assumes a 3.50% sales charge.

[6]	Before reductions and reimbursements.
[7]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/11.

2

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities, countries or industries mentioned.

Before investing, consider the fund’s investment objectives, risks, charges and other expenses. Visit www.funds.natixis.com or call 1-800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

INDEX/AVERAGE DESCRIPTIONS:

Barclays Capital U.S. Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities.

Morningstar Intermediate-Term Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION

A description of the fund’s proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the fund’s website at www.funds.natixis.com; and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 is available from the fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

3

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; certain exchange fees; and ongoing costs, including management fees, distribution fees (12b-1 fees) and/or service fees, and other fund expenses. In addition, the fund may assess a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account (certain exceptions may apply). These costs are described in more detail in the fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each Class shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from October 1, 2009 through March 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 =8.6) and multiply the result by the number in the Expenses Paid During the Period row as shown below for your class.

The second line in the table for each Class provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of the fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES INVESTMENT GRADE BOND FUND	BEGINNING ACCOUNT VALUE 10/1/2009	ENDING ACCOUNT VALUE 3/31/2010		EXPENSES PAID DURING PERIOD 10/1/2009 – 3/31/2010
Class A
Actual	$1,000.00	$1,062.40		$4.11	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.94		$4.03	*
Class B
Actual	$1,000.00	$1,057.40		$8.46	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,016.70		$8.30	*
Class C
Actual	$1,000.00	$1,059.00		$7.96	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,017.20		$7.80	*
Class Y
Actual	$1,000.00	$1,063.70		$2.83	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,022.19		$2.77	*
Admin Class
Actual	$1,000.00	$1,024.20	[2]	$1.93	[2]
Hypothetical (5% return before expenses)	$1,000.00	$1,001.96	*	$5.99	*
Class J
Actual	$1,000.00	$1,059.80		$6.68	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45		$6.54	*

*	Hypothetical expenses are equal to the Fund's annualized expense ratio (after fee reduction/reimbursement): 0.80%, 1.65%, 1.55%, 0.55%, 1.20% and 1.30%, for Class A, B, C, Y, Admin Class and Class J, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), divided by 365 (to reflect the half-year period).
[1]

Actual expenses for Class A, B, C, Y and J are equal to the Fund's annualized expense ratio (after fee reduction/reimbursement): 0.80%, 1.65%, 1.55%, 0.55% and 1.30%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), divided by 365 (to reflect the half-year period).

[2]

Admin Class commenced operations on February 1, 2010. Actual expenses are equal to the Fund's annualized expense ratio (after fee reduction/reimbursement) of 1.20%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (58), divided by 365 (to reflect the partial period).

4

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 98.4% of Net Assets
Non-Convertible Bonds — 94.8%
	ABS Car Loan — 1.0%
$8,255,000	Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A, 0.380%, 8/20/2013, 144A(b)	$7,783,988
831,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-2A, Class B, 5.740%, 8/20/2014, 144A	830,917
4,690,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-3A, Class B, 6.740%, 5/20/2016, 144A	4,689,531
19,025,000	Chesapeake Funding LLC, Series 2009-2A, Class B, 1.980%, 9/15/2021, 144A(b)	17,230,290
17,100,000	Chesapeake Funding LLC, Series 2009-2A, Class C, 1.980%, 9/15/2021, 144A(b)	14,927,777
43,060,000	Chrysler Financial Lease Trust, Series 2010-A, Class B, 3.460%, 9/16/2013, 144A	43,027,240
7,199,000	Merrill Auto Trust Securitization Asset, Series 2008-1, Class B, 6.750%, 4/15/2015	7,453,984

		95,943,727

	ABS Credit Card — 1.5%
9,995,000	American Express Issuance Trust, Series 2005-2, Class A, 0.300%, 8/15/2013(b)	9,945,404
24,955,000	Capital One Multi-Asset Execution Trust, Series 2005-A10, Class A, 0.310%, 9/15/2015(b)	24,696,181
2,550,000	Capital One Multi-Asset Execution Trust, Series 2006-C2, Class C, 0.530%, 6/16/2014(b)	2,482,335
29,215,000	Chase Issuance Trust, Series 2007-B1, Class B1, 0.480%, 4/15/2019(b)	26,730,726
4,000,000	Citibank Credit Card Issuance Trust, Series 2008-A1, Class A1, 5.350%, 2/07/2020	4,367,546
29,395,000	Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6, 6.300%, 6/20/2014	31,100,551
19,600,000	GE Capital Credit Card Master Note Trust, Series 2009-4, Class B, 5.390%, 11/15/2017, 144A	19,623,573
10,000,000	MBNA Credit Card Master Note Trust, Series 2002-C1, Class C1, 6.800%, 7/15/2014	10,623,847
14,780,000	MBNA Credit Card Master Note Trust, Series 2004-B1, Class B1, 4.450%, 8/15/2016	15,133,867

		144,704,030

	ABS Other — 2.4%
15,998,819	CIT Equipment Collateral, Series 2008-VT1, Class A3, 6.590%, 12/22/2014	16,406,912
1,700,000	Community Program Loan Trust, Series 1987-A, Class A5, 4.500%, 4/01/2029	1,539,581
69,893,722	Marriott Vacation Club Owner Trust, Series 2009-2A, Class A, 4.809%, 7/20/2031, 144A	70,032,056
27,329,233	Sierra Receivables Funding Co., Series 2009-3A, Class A1, 7.620%, 7/20/2026, 144A	27,648,135
65,832,508	SVO VOI Mortgage Corp., Series 2009-BA, Class NT, 5.810%, 12/20/2028, 144A	66,377,305
45,620,871	Trinity Rail Leasing LP, Series 2009-1A, Class A, 6.657%, 11/16/2039, 144A	44,697,673

		226,701,662

Principal Amount (‡)	Description	Value (†)

	Airlines — 3.0%
$17,225,538	American Airlines Pass Through Trust, Series 2009-1A, 10.375%, 7/02/2019	$19,938,560
659,643	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	651,398
990,361	Continental Airlines Pass Through Trust, Series 1998-1, Class A, 6.648%, 3/15/2019	992,341
1,006,573	Continental Airlines Pass Through Trust, Series 1999-1, Class A, 6.545%, 8/02/2020	1,026,705
10,689,316	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	10,849,656
1,853,823	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	1,853,823
2,661,607	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	2,475,294
61,260,000	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	60,187,950
12,208,000	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 4/19/2022	11,109,280
29,393,585	Continental Airlines Pass Through Trust, Series 2009-1, Class A, 9.000%, 7/08/2016	31,745,072
22,105,000	Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.250%, 11/10/2019	23,652,350
4,300,000	Delta Air Lines, Inc., Series 2001-1, Class A-2, 7.111%, 3/18/2013	4,493,500
2,171,631	Delta Air Lines, Inc., Series 2007-1, Class A, 6.821%, 2/10/2024	2,171,631
17,287,761	Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 2/10/2024	15,904,740
41,530,000	Delta Air Lines, Inc., Series A, 7.750%, 12/17/2019	43,606,500
5,000,000	Delta Air Lines, Inc., Series B, 9.750%, 12/17/2016	5,150,000
10,186,641	Northwest Airlines, Inc., Series 2007-1, Class B, 8.028%, 11/01/2017	9,318,434
8,115,000	Qantas Airways Ltd., 6.050%, 4/15/2016, 144A	8,385,603
28,073,356	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	25,967,854
8,230,000	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	8,847,250

		288,327,941

	Automotive — 0.6%
33,885,000	Cummins, Inc., 5.650%, 3/01/2098	20,948,080
5,389,000	Cummins, Inc., 6.750%, 2/15/2027	5,143,655
665,000	Cummins, Inc., 7.125%, 3/01/2028	657,328
1,990,000	Ford Motor Co., 6.375%, 2/01/2029	1,616,875
130,000	Ford Motor Co., 6.500%, 8/01/2018	123,500
260,000	Ford Motor Co., 6.625%, 2/15/2028	218,400
5,185,000	Ford Motor Co., 6.625%, 10/01/2028	4,355,400
8,730,000	Ford Motor Co., 7.450%, 7/16/2031	8,249,850

See accompanying notes to financial statements.

5

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Automotive — continued
$245,000	Ford Motor Co., 7.500%, 8/01/2026	$217,437
345,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	356,984
2,215,000	Ford Motor Credit Co. LLC, 7.250%, 10/25/2011	2,290,069
4,640,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	4,888,811
935,000	Ford Motor Credit Co. LLC, 8.625%, 11/01/2010	957,691
2,135,000	Ford Motor Credit Co. LLC, 9.750%, 9/15/2010	2,186,189

		52,210,269

	Banking — 8.8%
47,100,000	AgriBank FCB, 9.125%, 7/15/2019, 144A(c)	53,583,786
7,450,000	American Express Centurion Bank, Series BKN1, 6.000%, 9/13/2017	7,995,720
36,659,000	Associates Corp. of North America, 6.950%, 11/01/2018	38,632,940
2,595,000	BAC Capital Trust VI, 5.625%, 3/08/2035	2,142,632
3,690,000	Bank of America Corp., 5.420%, 3/15/2017	3,646,628
10,020,000	Bank of America Corp., 6.000%, 9/01/2017	10,421,061
17,625,000	Bank of America NA, 5.300%, 3/15/2017	17,447,005
3,120,000,000	Barclays Financial LLC, 4.060%, 9/16/2010, (KRW), 144A	2,762,934
3,500,000,000	Barclays Financial LLC, 4.460%, 9/23/2010, (KRW), 144A	3,105,264
2,220,000	Bear Stearns Cos., Inc. (The), 4.650%, 7/02/2018	2,164,968
975,000	Bear Stearns Cos., Inc. (The), 5.300%, 10/30/2015	1,037,973
2,150,000	Bear Stearns Cos., Inc. (The), 6.400%, 10/02/2017	2,375,139
12,745,000	Bear Stearns Cos., Inc. (The), 7.250%, 2/01/2018	14,729,269
16,371,250,000	BNP Paribas SA, EMTN, Zero Coupon, 6/13/2011, (IDR), 144A	1,637,035
19,200,000	Capital One Financial Corp., 6.150%, 9/01/2016	19,919,501
9,860,000	Citibank NA, 15.000%, 7/02/2010, (BRL), 144A	5,619,094
10,400,000	Citigroup, Inc., 5.000%, 9/15/2014	10,385,346
1,325,000	Citigroup, Inc., 5.850%, 12/11/2034	1,203,113
2,800,000	Citigroup, Inc., 5.875%, 2/22/2033	2,415,969
20,308,000	Citigroup, Inc., 6.125%, 5/15/2018	20,750,491
8,895,000	Citigroup, Inc., 6.125%, 8/25/2036	7,762,106
74,265,000	Citigroup, Inc., 6.375%, 8/12/2014	79,337,522

Principal Amount (‡)	Description	Value (†)

	Banking — continued
2,450,000	Citigroup, Inc., EMTN, (fixed rate to 11/30/2012, variable rate thereafter), 3.625%, 11/30/2017, (EUR)	$3,047,821
80,235,000	Citigroup, Inc., MTN, 5.500%, 10/15/2014	83,035,683
7,110,000	First Niagara Finance Group, Inc., 6.750%, 3/19/2020	7,185,039
1,200,000	Goldman Sachs Group, Inc. (The), 6.450%, 5/01/2036	1,160,316
99,020,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	98,895,631
6,790,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	6,727,199
700,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	659,073
18,000,000	JPMorgan Chase & Co., Zero Coupon, 5/17/2010, (BRL), 144A	9,873,759
17,920,000,000	JPMorgan Chase & Co., Zero Coupon, 3/28/2011, (IDR), 144A	1,837,984
68,827,366,920	JPMorgan Chase & Co., Zero Coupon, 4/12/2012, (IDR), 144A	6,536,690
22,683,264,000	JPMorgan Chase & Co., EMTN, Zero Coupon, 3/28/2011, (IDR), 144A	2,326,533
344,497,150,000	JPMorgan Chase Bank NA, EMTN, Zero Coupon, 10/17/2011, (IDR), 144A	34,292,601
24,124,936,500	JPMorgan Chase London, EMTN, Zero Coupon, 10/21/2010, (IDR), 144A	2,555,793
100,000	Keybank NA, 6.950%, 2/01/2028	90,056
6,620,000	Merrill Lynch & Co., Inc., 5.700%, 5/02/2017	6,580,247
70,800,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	65,142,514
10,000,000	Merrill Lynch & Co., Inc., 10.710%, 3/08/2017, (BRL)	5,482,610
3,200,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	4,115,227
11,895,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	12,818,873
41,000,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	35,251,431
2,710,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.400%, 8/28/2017	2,856,139
51,525,000	Morgan Stanley, 4.750%, 4/01/2014	52,610,992
1,510,000	Morgan Stanley, EMTN, 5.450%, 1/09/2017	1,530,998
2,850,000	Morgan Stanley, GMTN, 5.125%, 11/30/2015, (GBP)	4,431,645
5,300,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	5,652,869
17,500,000	Morgan Stanley, Series F, MTN, 5.550%, 4/27/2017	17,897,932
4,400,000	Morgan Stanley, Series F, MTN, 5.625%, 9/23/2019	4,384,486
9,910,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	10,181,237
2,875,000	National City Bank of Indiana, 4.250%, 7/01/2018	2,706,669

See accompanying notes to financial statements.

6

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Banking — continued
$1,325,000	National City Bank, MTN, 5.800%, 6/07/2017	$1,378,374
9,826,000	National City Corp., 6.875%, 5/15/2019	10,918,052
3,400,000	Standard Chartered Bank, 6.400%, 9/26/2017, 144A	3,599,655
18,250,000	Standard Chartered PLC, 5.500%, 11/18/2014, 144A	19,623,586

		834,463,210

	Brokerage — 0.6%
54,955,000	Jefferies Group, Inc., 8.500%, 7/15/2019	60,963,945

	Building Materials — 1.0%
6,785,000	Masco Corp., 4.800%, 6/15/2015	6,545,815
11,180,000	Masco Corp., 5.850%, 3/15/2017	10,896,553
6,760,000	Masco Corp., 6.125%, 10/03/2016	6,740,849
2,260,000	Masco Corp., 6.500%, 8/15/2032	1,939,747
1,925,000	Masco Corp., 7.750%, 8/01/2029	1,838,383
24,925,000	Owens Corning, Inc., 6.500%, 12/01/2016	26,378,501
41,680,000	Owens Corning, Inc., 7.000%, 12/01/2036	40,837,481
1,060,000	USG Corp., 6.300%, 11/15/2016	948,700

		96,126,029

	Chemicals — 1.3%
35,520,000	Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A	42,404,380
3,545,000	Cytec Industries, Inc., 6.000%, 10/01/2015	3,813,208
2,400,000	Methanex Corp., 6.000%, 8/15/2015	2,168,630
68,560,000	PPG Industries, Inc., 6.650%, 3/15/2018	76,319,209

		124,705,427

	Collateralized Mortgage Obligations — 0.0%
115,908	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12, Class 1A1, 5.886%, 9/25/2036(b)	84,707

	Commercial Mortgage-Backed Securities — 3.5%
2,970,353	Bank of America-First Union NB Commercial Mortgage, Series 2001-3, Class A2, 5.464%, 4/11/2037	3,082,050
8,100,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	7,804,252
62,975,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.912%, 6/15/2039(b)	56,727,483
35,130,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.998%, 9/15/2039(b)	31,952,625

Principal Amount (‡)	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$5,110,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	$4,579,114
58,950,000	Crown Castle Towers LLC, 6.113%, 1/15/2040	61,664,058
24,057,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	23,384,657
15,360,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	14,937,576
20,220,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP6, Class A4, 5.475%, 4/15/2043	20,754,200
8,930,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4, 6.064%, 4/15/2045(b)	9,219,126
60,634,099	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 6.006%, 6/15/2049(b)	58,141,898
21,993,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	21,187,014
3,200,000	LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, 6.080%, 6/15/2038(b)	3,362,148
1,340,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	1,228,510
12,700,000	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.458%, 1/11/2043(b)	13,377,668
3,700,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	3,673,467

		335,075,846

	Construction Machinery — 0.3%
24,153,000	Case New Holland, Inc., 7.750%, 9/01/2013, 144A	25,058,737
6,935,000	Toro Co., 6.625%, 5/01/2037(c)	6,119,923

		31,178,660

	Consumer Cyclical Services — 0.9%
15,350,000	Western Union Co. (The), 5.930%, 10/01/2016	16,975,412
40,000,000	Western Union Co. (The), 6.500%, 2/26/2014	45,109,840
19,330,000	Western Union. (The), 6.200%, 11/17/2036	19,658,107

		81,743,359

	Consumer Products — 0.2%
7,620,000	Hasbro, Inc., 6.600%, 7/15/2028	7,748,877
12,010,000	Snap-on, Inc., 6.700%, 3/01/2019	12,743,955
1,335,000	Whirlpool Corp., MTN, 8.000%, 5/01/2012	1,467,245
800,000	Whirlpool Corp., MTN, 8.600%, 5/01/2014	928,430

		22,888,507

See accompanying notes to financial statements.

7

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Distributors — 0.9%
$10,000,000	EQT Corp., 8.125%, 6/01/2019	$11,880,390
61,345,000	Equitable Resources, Inc., 6.500%, 4/01/2018	66,157,577
5,865,000	ONEOK, Inc., 6.000%, 6/15/2035	5,595,990

		83,633,957

	Diversified Manufacturing — 0.9%
1,425,000	Ingersoll-Rand Global Holding Co. Ltd., 6.875%, 8/15/2018	1,602,491
2,875,000	Textron Financial Corp., 5.400%, 4/28/2013	2,954,008
1,207,000	Textron Financial Corp., Series E, MTN, 5.125%, 8/15/2014	1,148,728
19,200,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	25,581,104
18,895,000	Textron, Inc., 6.200%, 3/15/2015	20,012,923
13,540,000	Textron, Inc., 7.250%, 10/01/2019	14,628,480
11,280,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	15,833,585

		81,761,319

	Electric — 3.2%
40,400,000	AmerenEnergy Generating Co., Series H, 7.000%, 4/15/2018	43,119,970
500,000	Baltimore Gas & Electric Co., 5.200%, 6/15/2033	440,719
12,021,175	Bruce Mansfield Unit, 6.850%, 6/01/2034(c)	12,194,761
17,815,000	Cleveland Electric Illuminating Co. (The), 5.700%, 4/01/2017	18,614,092
26,290,000	Cleveland Electric Illuminating Co. (The), 5.950%, 12/15/2036	25,213,477
895,000	Commonwealth Edison Co., 4.700%, 4/15/2015	941,560
5,500,000	Empresa Nacional de Electricidad SA (Endesa-Chile), 7.875%, 2/01/2027	6,029,749
1,000,000	Empresa Nacional de Electricidad SA (Endesa-Chile), 8.350%, 8/01/2013	1,140,088
3,681,000	Exelon Corp., 4.900%, 6/15/2015	3,836,471
47,570,000	Illinois Power Co., 6.250%, 4/01/2018	50,694,588
1,905,000	ITC Holdings Corp., 5.875%, 9/30/2016, 144A	1,987,429
2,830,000	ITC Holdings Corp., 6.375%, 9/30/2036, 144A	2,832,836
9,305,213	Mackinaw Power LLC, 6.296%, 10/31/2023, 144A	9,299,164
14,090,000	NiSource Finance Corp., 6.125%, 3/01/2022	14,700,590
24,635,000	NiSource Finance Corp., 6.400%, 3/15/2018	26,413,918
22,085,000	NiSource Finance Corp., 6.800%, 1/15/2019	24,009,001
1,565,000	Ohio Edison Co., 6.875%, 7/15/2036	1,686,619

Principal Amount (‡)	Description	Value (†)

	Electric — continued
$33,250	Quezon Power Philippines Co., 8.860%, 6/15/2017	$33,749
51,115,000	Southwestern Electric Power Co., 6.450%, 1/15/2019	55,069,563
500,000	SP Powerassets Ltd., EMTN, 3.730%, 10/22/2010, (SGD)	362,645
7,165,000	Toledo Edison Co., 6.150%, 5/15/2037	7,223,996
1,075,000	White Pine Hydro LLC, 6.310%, 7/10/2017(c)	1,049,254
1,600,000	White Pine Hydro LLC, 6.960%, 7/10/2037(c)	1,435,648

		308,329,887

	Entertainment — 0.1%
4,300,000	Time Warner, Inc., 6.625%, 5/15/2029	4,533,838
505,000	Time Warner, Inc., 7.625%, 4/15/2031	576,771
330,000	Time Warner, Inc., 7.700%, 5/01/2032	380,877
3,695,000	Viacom, Inc., 6.125%, 10/05/2017	3,994,675
2,655,000	Viacom, Inc., 6.250%, 4/30/2016	2,933,263

		12,419,424

	Financial Other — 0.8%
45,970,000	Cantor Fitzgerald LP, 7.875%, 10/15/2019, 144A(c)	46,068,744
27,500,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	29,435,752

		75,504,496

	Food & Beverage — 0.2%
6,845,000	Anheuser-Busch Cos., Inc., 5.950%, 1/15/2033	6,802,055
2,500,000	Cargill, Inc., EMTN, 5.375%, 3/02/2037, (GBP)	3,390,366
1,525,000	Cia Brasileira de Bebidas, 8.750%, 9/15/2013	1,801,406
8,630,000	Corn Products International, Inc., 6.625%, 4/15/2037	8,199,458

		20,193,285

	Government Guaranteed — 0.1%
13,500,000	Instituto de Credito Oficial, MTN, 6.125%, 2/27/2014, (AUD)	12,060,259

	Government Owned - No Guarantee — 4.3%
3,820,000	Abu Dhabi National Energy Co., 6.500%, 10/27/2036, 144A	3,570,386
37,780,000	Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A	40,722,835
56,020,000	DP World Ltd., 6.850%, 7/02/2037, 144A	48,105,102
101,460,000	Federal Home Loan Mortgage Corp., 2.125%, 9/21/2012	103,053,125
132,280,000	Federal National Mortgage Association, 1.375%, 4/28/2011	133,342,473
67,635,000	Federal National Mortgage Association, 1.625%, 4/15/2013	67,242,379

See accompanying notes to financial statements.

8

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Government Owned - No Guarantee — continued
$15,500,000	Korea Gas Corp., 6.000%, 7/15/2014, 144A	$16,858,312
1,000,000	Telekom Malaysia Berhad, 7.875%, 8/01/2025, 144A	1,216,326

		414,110,938

	Government Sponsored — 0.9%
67,635,000	Federal Home Loan Bank, 1.625%, 9/26/2012	67,849,809
24,230,000	Queensland Treasury Corp., 7.125%, 9/18/2017, (NZD), 144A	18,190,112

		86,039,921

	Health Insurance — 0.8%
5,455,000	CIGNA Corp., 6.150%, 11/15/2036	5,317,839
1,355,000	CIGNA Corp., 6.350%, 3/15/2018	1,459,660
1,603,000	CIGNA Corp., 7.875%, 5/15/2027	1,785,707
3,650,000	CIGNA Corp., 8.500%, 5/01/2019	4,424,709
1,200,000	CIGNA Corp., (Step to 8.080% on 1/15/2023), 8.300%, 1/15/2033(d)	1,345,069
24,830,000	UnitedHealth Group, Inc., 5.800%, 3/15/2036	23,252,476
565,000	UnitedHealth Group, Inc., 6.500%, 6/15/2037	574,367
4,556,000	UnitedHealth Group, Inc., 6.625%, 11/15/2037	4,736,017
2,567,000	UnitedHealth Group, Inc., 6.875%, 2/15/2038	2,736,165
27,070,000	WellPoint, Inc., 6.375%, 6/15/2037	27,793,987

		73,425,996

	Healthcare — 1.4%
7,860,000	Boston Scientific Corp., 6.000%, 1/15/2020	7,425,271
7,535,000	Covidien International Finance SA, 6.000%, 10/15/2017	8,263,220
17,795,000	Express Scripts, Inc., 6.250%, 6/15/2014	19,715,668
10,730,000	Express Scripts, Inc., 7.250%, 6/15/2019	12,422,046
9,480,000	HCA, Inc., 5.750%, 3/15/2014	8,946,750
1,950,000	HCA, Inc., 6.250%, 2/15/2013	1,935,375
3,930,000	HCA, Inc., 6.300%, 10/01/2012	3,925,088
3,810,000	HCA, Inc., 6.375%, 1/15/2015	3,619,500
4,015,000	HCA, Inc., 6.500%, 2/15/2016	3,809,231
365,000	HCA, Inc., 6.750%, 7/15/2013	365,000
3,000,000	HCA, Inc., 7.050%, 12/01/2027	2,565,000
2,290,000	HCA, Inc., 7.190%, 11/15/2015	2,164,050

Principal Amount (‡)	Description	Value (†)

	Healthcare — continued
$2,155,000	HCA, Inc., 7.500%, 12/15/2023	$1,971,825
1,310,000	HCA, Inc., 7.500%, 11/06/2033	1,139,700
3,890,000	HCA, Inc., 7.690%, 6/15/2025	3,598,250
4,255,000	HCA, Inc., 8.360%, 4/15/2024	4,031,613
1,225,000	HCA, Inc., MTN, 7.580%, 9/15/2025	1,108,625
3,135,000	HCA, Inc., MTN, 7.750%, 7/15/2036	2,758,800
2,865,000	Hospira, Inc., 6.050%, 3/30/2017	3,077,216
29,930,000	Medco Health Solutions, Inc., 7.125%, 3/15/2018	34,123,552
2,305,000	Owens & Minor, Inc., 6.350%, 4/15/2016(c)	2,214,418

		129,180,198

	Home Construction — 0.4%
3,685,000	D.R. Horton, Inc., 5.250%, 2/15/2015	3,556,025
2,050,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	2,080,750
20,035,000	Masco Corp., 7.125%, 3/15/2020	20,238,936
2,601,000	Pulte Group, Inc., 5.200%, 2/15/2015	2,493,709
9,400,000	Pulte Group, Inc., 6.000%, 2/15/2035	7,285,000
3,645,000	Pulte Group, Inc., 6.375%, 5/15/2033	2,916,000
3,605,000	Toll Brothers Finance Corp., 5.150%, 5/15/2015	3,597,350

		42,167,770

	Independent Energy — 0.9%
15,680,000	Anadarko Petroleum Corp., 6.450%, 9/15/2036	15,980,115
1,940,000	Chesapeake Energy Corp., 6.250%, 1/15/2017, (EUR)	2,541,654
600,000	Questar Market Resources, Inc., 6.050%, 9/01/2016	641,928
48,640,000	Questar Market Resources, Inc., 6.800%, 4/01/2018	53,239,982
3,585,000	Talisman Energy, Inc., 5.850%, 2/01/2037	3,436,499
10,865,000	Talisman Energy, Inc., 6.250%, 2/01/2038	11,055,865

		86,896,043

	Integrated Energy — 0.3%
21,450,000	Marathon Oil Corp., 7.500%, 2/15/2019	24,758,019
1,186,207	PF Export Receivables Master Trust, Series A, 6.436%, 6/01/2015, 144A	1,209,931

		25,967,950

See accompanying notes to financial statements.

9

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Life Insurance — 0.4%
$8,315,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	$7,726,015
2,080,000	American International Group, Inc., Series MP, GMTN, 5.450%, 5/18/2017	1,913,484
9,990,000	ASIF III Jersey Ltd., Series 2003-G, EMTN, 4.750%, 9/11/2013, (EUR)	13,267,476
9,260,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	8,029,522
4,835,000	Unum Group, 7.125%, 9/30/2016	5,255,819

		36,192,316

	Local Authorities — 0.5%
220,000	Alberta Municipal Funding Corp., 5.700%, 9/01/2011, (CAD)	229,422
7,070,000	Manitoba (Province of), GMTN, 6.375%, 9/01/2015, (NZD)	5,155,171
23,219	Province of Alberta, 5.930%, 9/16/2016, (CAD)	25,441
500,000	Province of Nova Scotia, 6.600%, 6/01/2027, (CAD)	594,585
30,440,000	Quebec Province, Series QC, 6.750%, 11/09/2015, (NZD)	22,517,942
19,325,000	Queensland Treasury Corp., Series 11G, 6.000%, 6/14/2011, (AUD)	17,966,997

		46,489,558

	Lodging — 0.4%
10,690,000	Wyndham Worldwide Corp., 6.000%, 12/01/2016	10,589,984
22,590,000	Wyndham Worldwide Corp., 7.375%, 3/01/2020	22,895,349

		33,485,333

	Media Cable — 1.7%
10,978,000	Comcast Corp., 5.650%, 6/15/2035	10,163,575
420,000	Comcast Corp., 6.450%, 3/15/2037	427,714
3,235,000	Comcast Corp., 6.500%, 11/15/2035	3,313,533
32,715,000	Comcast Corp., 6.950%, 8/15/2037	35,391,676
4,100,000	Cox Communications, Inc., Class A, 6.250%, 6/01/2018, 144A	4,360,374
18,220,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	18,467,203
4,190,000	Time Warner Cable, Inc., 5.850%, 5/01/2017	4,486,447
79,880,000	Time Warner Cable, Inc., 6.750%, 7/01/2018	89,254,797
73,560	Virgin Media Finance PLC, 9.750%, 4/15/2014, (GBP)	115,255

		165,980,574

	Media Non-Cable — 0.3%
4,580,000	News America Holdings, 8.150%, 10/17/2036	5,334,839
7,700,000	News America, Inc., 6.150%, 3/01/2037	7,589,898

Principal Amount (‡)	Description	Value (†)

	Media Non-Cable — continued
$4,095,000	News America, Inc., 6.200%, 12/15/2034	$4,084,275
8,890,000	News America, Inc., 6.400%, 12/15/2035	9,078,041

		26,087,053

	Metals & Mining — 0.6%
5,170,000	Alcoa, Inc., 5.870%, 2/23/2022	4,750,356
5,625,000	Alcoa, Inc., 5.950%, 2/01/2037	4,612,089
5,930,000	Alcoa, Inc., 6.750%, 1/15/2028	5,485,369
3,250,000	Rio Tinto Alcan, Inc., 5.750%, 6/01/2035	3,182,056
1,500,000	Teck Cominco Ltd., 7.000%, 9/15/2012	1,614,375
1,985,000	United States Steel Corp., 6.050%, 6/01/2017	1,910,563
4,712,000	United States Steel Corp., 6.650%, 6/01/2037	4,052,320
31,890,000	United States Steel Corp., 7.000%, 2/01/2018	31,411,650
3,735,000	Vale Overseas Ltd., 6.875%, 11/21/2036	3,864,044

		60,882,822

	Mortgage Related — 0.0%
139,523	FHLMC, 5.000%, 12/01/2031	145,180
23,793	FNMA, 6.000%, 7/01/2029	25,894

		171,074

	Non-Captive Consumer — 2.1%
5,000,000	American General Finance Corp., Series I, MTN, 5.400%, 12/01/2015	4,310,600
88,895,000	American General Finance Corp., Series J, MTN, 6.900%, 12/15/2017	77,863,931
25,000,000	HSBC Finance Corp., 6.375%, 11/27/2012	27,262,250
63,775(†††)	SLM Corp., 6.000%, 12/15/2043	1,135,035
6,200,000	SLM Corp., EMTN, 4.750%, 3/17/2014, (EUR)	7,766,915
6,480,000	SLM Corp., MTN, 5.050%, 11/14/2014	5,996,495
355,000	SLM Corp., MTN, 5.125%, 8/27/2012	352,746
655,000	SLM Corp., MTN, 8.000%, 3/25/2020	637,812
4,900,000	SLM Corp., Series A, MTN, 0.549%, 1/27/2014(b)	4,239,318
155,000	SLM Corp., Series A, MTN, 4.500%, 7/26/2010	155,713
9,425,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	9,004,259
6,690,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	6,091,519
2,000,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	1,650,232

See accompanying notes to financial statements.

10

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Non-Captive Consumer — continued
$6,275,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	$6,197,485
5,485,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	5,195,332
300,000	SLM Corp., Series A, MTN, 5.400%, 10/25/2011	302,815
690,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	532,421
7,590,000	SLM Corp., Series A, MTN, 6.500%, 6/15/2010, (NZD)(c)	5,392,596
31,335,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	31,690,997

		195,778,471

	Non-Captive Diversified — 2.9%
4,602,472	CIT Group, Inc., 7.000%, 5/01/2013	4,475,904
6,903,711	CIT Group, Inc., 7.000%, 5/01/2014	6,524,007
6,903,710	CIT Group, Inc., 7.000%, 5/01/2015	6,437,710
11,506,193	CIT Group, Inc., 7.000%, 5/01/2016	10,614,463
16,108,672	CIT Group, Inc., 7.000%, 5/01/2017	14,860,250
36,465,000	GATX Corp., 4.750%, 10/01/2012	38,062,349
7,515,000	General Electric Capital Australia Funding Pty Ltd., EMTN, 8.000%, 2/13/2012, (AUD)	7,133,968
7,730,000	General Electric Capital Australia Funding Pty, MTN, 6.000%, 5/15/2013, (AUD)	6,861,033
1,915,000	General Electric Capital Australia Funding Pty, MTN, 6.000%, 3/15/2019, (AUD)	1,518,708
990,000	General Electric Capital Corp., 5.625%, 5/01/2018	1,034,562
915,000	General Electric Capital Corp., EMTN, 9.000%, 1/04/2011, (NZD)	672,216
4,775,000	General Electric Capital Corp., MTN, 5.875%, 1/14/2038	4,539,826
14,535,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	10,354,857
6,200,000	General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012, (SGD)	4,442,368
13,400,000	General Electric Capital Corp., Series A, GMTN, 3.485%, 3/08/2012, (SGD)	9,698,058
37,650,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	28,254,864
10,470,000	General Electric Capital Corp., Series A, MTN, 0.551%, 5/13/2024(b)	8,847,956
17,060,000	General Electric Capital Corp., Series A, MTN, 4.875%, 3/04/2015	17,927,023
27,137,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	19,303,482
1,345,000	GMAC, Inc., 6.000%, 12/15/2011	1,345,161
1,310,000	GMAC, Inc., 6.625%, 5/15/2012	1,317,722
1,670,000	GMAC, Inc., 6.750%, 12/01/2014	1,659,484

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
$1,500,000	GMAC, Inc., 6.875%, 9/15/2011	$1,520,859
400,000	GMAC, Inc., 6.875%, 8/28/2012	404,520
1,210,000	GMAC, Inc., 7.000%, 2/01/2012	1,229,107
3,142,000	GMAC, Inc., 7.500%, 12/31/2013	3,196,985
5,664,000	GMAC, Inc., 8.000%, 12/31/2018	5,579,040
2,335,000	GMAC, Inc., 8.000%, 11/01/2031	2,220,221
5,045,000	GMAC, Inc., EMTN, 5.375%, 6/06/2011, (EUR)	6,779,961
380,000	GMAC, Inc., EMTN, 5.750%, 9/27/2010, (EUR)	513,247
2,930,000	International Lease Finance Corp., 5.000%, 4/15/2010	2,930,267
2,285,000	International Lease Finance Corp., 5.000%, 9/15/2012	2,195,810
6,660,000	International Lease Finance Corp., 5.125%, 11/01/2010	6,667,879
16,795,000	International Lease Finance Corp., 6.375%, 3/25/2013	16,413,031
655,000	International Lease Finance Corp., Series R, MTN, 5.550%, 9/05/2012	637,897
2,755,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/15/2010	2,774,437
1,505,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	1,419,626
1,660,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	1,538,501
5,225,000	iStar Financial, Inc., 5.150%, 3/01/2012	4,571,875
1,000,000	iStar Financial, Inc., 5.375%, 4/15/2010	997,500
330,000	iStar Financial, Inc., 5.500%, 6/15/2012	285,862
3,700,000	iStar Financial, Inc., 5.650%, 9/15/2011	3,376,250
765,000	iStar Financial, Inc., 5.800%, 3/15/2011	725,794
385,000	iStar Financial, Inc., 5.850%, 3/15/2017	284,900
1,605,000	iStar Financial, Inc., 5.875%, 3/15/2016	1,203,750
745,000	iStar Financial, Inc., 6.050%, 4/15/2015	547,575
535,000	iStar Financial, Inc., 8.625%, 6/01/2013	457,425
335,000	iStar Financial, Inc., Series B, 5.125%, 4/01/2011	301,919
254,000	iStar Financial, Inc., Series B, 5.700%, 3/01/2014	201,930
5,680,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	4,544,000

		279,406,139

See accompanying notes to financial statements.

11

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Oil Field Services — 1.2%
$6,095,000	Nabors Industries, Inc., 6.150%, 2/15/2018	$6,493,046
52,565,000	Nabors Industries, Inc., 9.250%, 1/15/2019	65,384,500
23,846,000	Rowan Cos., Inc., 7.875%, 8/01/2019	27,311,277
600,000	Transocean Ltd., 7.375%, 4/15/2018	702,652
5,905,000	Weatherford International Ltd., 6.500%, 8/01/2036	5,867,474
1,680,000	Weatherford International Ltd., 6.800%, 6/15/2037	1,724,133
5,405,000	Weatherford International Ltd., 7.000%, 3/15/2038	5,714,696

		113,197,778

	Paper — 1.7%
4,460,000	Celulosa Arauco y Constitucion SA, 7.250%, 7/29/2019	4,792,582
575,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	569,250
2,460,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	2,447,700
285,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	285,000
1,340,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	1,420,400
2,280,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	2,473,800
6,295,000	International Paper Co., 5.250%, 4/01/2016	6,336,245
92,495,000	International Paper Co., 7.950%, 6/15/2018	108,065,701
7,777,000	International Paper Co., 8.700%, 6/15/2038	9,607,278
5,385,000	Mead Corp. (The), 7.550%, 3/01/2047	5,116,461
22,860,000	Weyerhaeuser Co., 6.875%, 12/15/2033	20,325,512

		161,439,929

	Pharmaceuticals — 1.1%
2,280,000	Elan Finance PLC/Elan Finance Corp., 8.875%, 12/01/2013	2,348,400
90,000,000	Roche Holdings, Inc., 5.000%, 3/01/2014, 144A	97,211,610
500,000	Schering-Plough Corp., 5.300%, 12/01/2013	555,422

		100,115,432

	Pipelines — 3.4%
5,350,000	CenterPoint Energy Resources Corp., 6.250%, 2/01/2037	5,202,436
2,010,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	1,992,961
2,470,000	El Paso Corp., 6.950%, 6/01/2028	2,230,697
1,000,000	El Paso Corp., 12.000%, 12/12/2013	1,170,000
540,000	Energy Transfer Partners LP, 6.125%, 2/15/2017	580,360

Principal Amount (‡)	Description	Value (†)

	Pipelines — continued
$1,605,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	$1,615,977
9,455,000	Enterprise Products Operating LLP, 6.300%, 9/15/2017	10,386,138
3,400,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	4,050,872
4,390,000	Kinder Morgan Energy Partners LP, 5.800%, 3/15/2035	4,126,029
82,600,000	Kinder Morgan Energy Partners LP, 5.950%, 2/15/2018	88,592,217
310,000	Kinder Morgan Finance Co., 5.700%, 1/05/2016	303,800
32,448,172	Maritimes & Northeast Pipeline LLC, 7.500%, 5/31/2014, 144A(c)	35,495,704
9,080,000	NGPL PipeCo LLC, 6.514%, 12/15/2012, 144A	9,961,904
31,430,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	35,246,388
4,665,000	ONEOK Partners LP, 6.650%, 10/01/2036	4,863,491
10,115,000	Panhandle Eastern Pipeline Co., 6.200%, 11/01/2017	10,738,883
48,630,000	Panhandle Eastern Pipeline Co., 7.000%, 6/15/2018	53,948,517
1,435,000	Panhandle Eastern Pipeline Co., 8.125%, 6/01/2019	1,671,086
2,130,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	2,287,271
16,025,000	Plains All American Pipeline LP, 6.500%, 5/01/2018	17,460,071
4,595,000	Plains All American Pipeline LP, 6.650%, 1/15/2037	4,764,739
4,215,000	Southern Natural Gas Co., 5.900%, 4/01/2017, 144A	4,390,214
20,000,000	Texas Eastern Transmission LP, 6.000%, 9/15/2017, 144A	21,636,800

		322,716,555

	Property & Casualty Insurance — 0.8%
3,150,000	Hanover Insurance Group, Inc., 7.500%, 3/01/2020	3,230,798
3,460,000	Marsh & McLennan Cos., Inc., 5.375%, 7/15/2014	3,579,017
12,652,000	Marsh & McLennan Cos., Inc., 5.750%, 9/15/2015	13,398,354
31,010,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	27,314,414
965,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	656,200
2,950,000	White Mountains RE Group, 6.375%, 3/20/2017, 144A	2,876,052
4,830,000	Willis North America, Inc., 6.200%, 3/28/2017	4,893,234
13,815,000	Willis North America, Inc., 7.000%, 9/29/2019	14,466,875
2,260,000	XL Capital Ltd., 6.250%, 5/15/2027	2,130,879
1,495,000	XL Capital Ltd., 6.375%, 11/15/2024	1,423,339

		73,969,162

See accompanying notes to financial statements.

12

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Railroads — 0.4%
$2,390,000	Canadian Pacific Railway Co., 5.750%, 3/15/2033	$2,254,432
10,003,000	Canadian Pacific Railway Co., 5.950%, 5/15/2037	9,667,039
10,000,000	Canadian Pacific Railway Co., 7.250%, 5/15/2019	11,360,410
5,000,000	Canadian Pacific Railway Ltd., MTN, 4.900%, 6/15/2010, (CAD), 144A	4,959,681
5,670,000	CSX Corp., MTN, 6.000%, 10/01/2036	5,632,737
243,000	Missouri Pacific Railroad Co., 4.750%, 1/01/2030(c)	194,400
1,738,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)	1,042,800
195,000	Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(c)	183,105

		35,294,604

	Refining — 0.0%
3,740,000	Valero Energy Corp., 6.625%, 6/15/2037	3,556,949

	REITs — 2.7%
12,510,000	Camden Property Trust, 5.000%, 6/15/2015	12,461,811
16,850,000	Camden Property Trust, 5.700%, 5/15/2017	16,569,785
1,153,000	Colonial Realty LP, 4.800%, 4/01/2011	1,135,521
4,230,000	Duke Realty LP, 5.950%, 2/15/2017	4,158,746
20,000,000	Duke Realty LP, 6.500%, 1/15/2018	19,999,040
5,000,000	Equity One, Inc., 6.000%, 9/15/2017	4,839,965
1,010,000	ERP Operating LP, 5.125%, 3/15/2016	1,038,669
1,800,000	ERP Operating LP, 5.375%, 8/01/2016	1,862,411
2,420,000	ERP Operating LP, 5.750%, 6/15/2017	2,501,235
1,960,000	Federal Realty Investment Trust, 5.650%, 6/01/2016	1,958,667
10,500,000	First Industrial LP, 5.950%, 5/15/2017	8,441,097
21,270,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	20,330,419
11,552,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	11,723,894
3,957,000	ProLogis, 5.625%, 11/15/2015	3,923,148
11,422,000	ProLogis, 5.625%, 11/15/2016	11,048,649
11,126,000	ProLogis, 5.750%, 4/01/2016	10,898,874
9,909,000	ProLogis, 6.625%, 5/15/2018	9,847,039
19,280,000	ProLogis, 7.375%, 10/30/2019	19,791,344
32,075,000	Realty Income Corp., 6.750%, 8/15/2019	33,472,091

Principal Amount (‡)	Description	Value (†)

	REITs — continued
$2,480,000	Simon Property Group LP, 5.250%, 12/01/2016	$2,457,645
2,040,000	Simon Property Group LP, 5.300%, 5/30/2013	2,158,565
12,475,000	Simon Property Group LP, 5.750%, 12/01/2015	13,197,265
1,930,000	Simon Property Group LP, 5.875%, 3/01/2017	1,994,118
4,155,000	Simon Property Group LP, 6.100%, 5/01/2016	4,374,139
36,980,000	WEA Finance LLC/WT Finance Australia Property Ltd., 6.750%, 9/02/2019, 144A	39,460,766

		259,644,903

	Restaurants — 0.1%
10,545,000	Darden Restaurants, Inc., 6.000%, 8/15/2035	9,930,364
1,000,000	McDonald’s Corp., EMTN, 3.628%, 10/10/2010, (SGD)	724,099

		10,654,463

	Retailers — 0.7%
3,765,000	Home Depot, Inc. (The), 5.875%, 12/16/2036	3,653,658
8,170,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	8,180,212
16,260,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	15,142,125
12,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	12,105
8,845,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	8,004,725
14,338,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	13,190,960
10,695,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	9,625,500
2,750,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	2,612,500
8,240,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	8,346,914

		68,768,699

	Sovereigns — 2.1%
438,500(††)	Mexican Fixed Rate Bonds, Series M-10, 7.250%, 12/15/2016, (MXN)	3,545,949
4,200,900(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	34,028,522
380,000(††)	Mexican Fixed Rate Bonds, Series MI-10, 9.000%, 12/20/2012, (MXN)	3,307,395
29,165,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010, (AUD)	27,230,310
31,140,000	New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012, (AUD)	28,956,679
18,320,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	16,379,298
24,705,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	14,031,012
6,285,000	Republic of Brazil, 12.500%, 1/05/2022, (BRL)	4,126,149
53,700,000	Republic of Croatia, 6.750%, 11/05/2019, 144A	59,093,574

See accompanying notes to financial statements.

13

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Sovereigns — continued
793,200,000	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	$3,517,670
424,400,000	Republic of Iceland, 8.000%, 7/22/2011, (ISK)	1,888,894
1,344,917,000	Republic of Iceland, 13.750%, 12/10/2010, (ISK)	6,138,903

		202,244,355

	Supermarkets — 0.2%
4,220,000	American Stores Co., Series B, MTN, 7.100%, 3/20/2028	3,397,100
3,340,000	Kroger Co., 6.400%, 8/15/2017	3,713,305
1,900,000	New Albertson’s, Inc., 7.450%, 8/01/2029	1,605,500
1,000,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	757,500
11,100,000	Safeway, Inc., 6.350%, 8/15/2017	12,294,094

		21,767,499

	Supranational — 1.3%
196,541,400,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, (IDR), 144A	17,642,180
28,694,000	European Investment Bank, EMTN, 7.000%, 1/18/2012, (NZD)	21,336,000
336,380,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 5/20/2013, (IDR)	28,896,999
418,960,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 9/23/2013, (IDR)	34,922,926
13,265,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	9,463,205
15,400,000	International Bank for Reconstruction & Development, 1.430%, 3/05/2014, (SGD)	10,706,421
429,100,000	International Bank for Reconstruction & Development, 9.500%, 5/27/2010, (ISK)	1,876,510

		124,844,241

	Technology — 3.4%
8,895,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	9,610,238
4,700,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	3,313,500
2,035,000	Arrow Electronics, Inc., 6.875%, 7/01/2013	2,248,425
1,050,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	1,122,398
9,000,000	Avnet, Inc., 5.875%, 3/15/2014	9,594,522
6,230,000	Avnet, Inc., 6.000%, 9/01/2015	6,560,582
1,540,000	Avnet, Inc., 6.625%, 9/15/2016	1,646,411
12,715,000	BMC Software, Inc., 7.250%, 6/01/2018(c)	13,958,514
13,750,000	Corning, Inc., 6.750%, 9/15/2013	15,261,235
1,480,000	Corning, Inc., 6.850%, 3/01/2029	1,540,711
58,825,000	Corning, Inc., 7.000%, 5/15/2024	63,030,517

Principal Amount (‡)	Description	Value (†)

	Technology — continued
$7,650,000	Corning, Inc., 7.250%, 8/15/2036	$8,196,294
56,440,000	Dun & Bradstreet Corp. (The), 6.000%, 4/01/2013	60,969,931
7,205,000	Equifax, Inc., 7.000%, 7/01/2037	7,694,796
330,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	292,050
7,965,000	Intuit, Inc., 5.750%, 3/15/2017	8,418,639
45,430,000	KLA-Tencor Corp., 6.900%, 5/01/2018	49,281,283
4,680,000	Motorola, Inc., 5.220%, 10/01/2097	3,209,315
7,559,000	Motorola, Inc., 6.500%, 9/01/2025	7,340,394
6,150,000	Motorola, Inc., 6.500%, 11/15/2028	5,773,380
10,100,000	Motorola, Inc., 6.625%, 11/15/2037	9,478,971
1,625,000	Motorola, Inc., 8.000%, 11/01/2011	1,755,798
2,628,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	2,877,124
5,725,000	Tyco Electronics Group SA, 6.550%, 10/01/2017	6,298,565
11,189,000	Xerox Capital Trust I, 8.000%, 2/01/2027	10,977,673
782,000	Xerox Corp., 5.500%, 5/15/2012	829,469
573,000	Xerox Corp., 6.350%, 5/15/2018	620,716
7,265,000	Xerox Corp., 6.750%, 2/01/2017	8,020,923

		319,922,374

	Textile — 0.2%
3,837,000	Phillips-Van Heusen Corp., 7.750%, 11/15/2023	3,826,958
15,228,000	VF Corp., 6.450%, 11/01/2037	15,934,153

		19,761,111

	Tobacco — 0.1%
2,175,000	Altria Group, Inc., 9.700%, 11/10/2018	2,674,443
8,305,000	Reynolds American, Inc., 6.750%, 6/15/2017	8,895,353
2,035,000	Reynolds American, Inc., 7.250%, 6/15/2037	2,071,239

		13,641,035

	Transportation Services — 0.7%
8,620,000	Erac USA Finance Co., 6.375%, 10/15/2017, 144A	9,326,435
2,885,000	Erac USA Finance Co., 6.700%, 6/01/2034, 144A	2,789,879
52,626,000	Erac USA Finance Co., 7.000%, 10/15/2037, 144A	54,254,406

		66,370,720

See accompanying notes to financial statements.

14

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Treasuries — 20.9%
154,833,000	Canadian Government, 1.000%, 9/01/2011, (CAD)	$151,692,588
1,265,000	Canadian Government, 1.250%, 12/01/2011, (CAD)	1,239,156
367,850,000	Canadian Government, 2.000%, 9/01/2012, (CAD)	361,902,974
26,235,000	Canadian Government, 2.750%, 12/01/2010, (CAD)	26,187,213
39,109,000	Canadian Government, 3.500%, 6/01/2013, (CAD)	39,816,362
229,170,000	Canadian Government, 3.750%, 6/01/2012, (CAD)	234,506,356
198,720,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	198,271,943
4,250,000	Canadian Government, 4.000%, 6/01/2016, (CAD)	4,391,102
187,955,000	Canadian Government, 4.250%, 6/01/2018, (CAD)	195,233,364
310,490,000	Canadian Government, 5.250%, 6/01/2012, (CAD)	327,413,868
9,600,000	Canadian Government, 5.500%, 6/01/2010, (CAD)	9,529,488
12,530,000	New Zealand Government, 6.000%, 12/15/2017, (NZD)	9,056,179
191,570,000	New Zealand Government, 6.500%, 4/15/2013, (NZD)	143,457,354
742,220,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	130,778,809
120,965,000	Norwegian Government, 5.000%, 5/15/2015, (NOK)	22,100,516
199,940,000	Norwegian Government, 6.000%, 5/16/2011, (NOK)	35,000,265
142,485,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	26,645,836
80,000,000	U.S. Treasury Note, 3.125%, 5/15/2019	76,193,760

		1,993,417,133

	Wireless — 0.8%
32,100,000	Cellco Partnership/Verizon Wireless Capital LLC, 8.500%, 11/15/2018	40,049,854
8,650,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	8,217,500
1,220,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	1,189,500
15,710,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	14,649,575
6,512,000	Sprint Capital Corp., 6.875%, 11/15/2028	5,242,160
1,800,000	Sprint Capital Corp., 6.900%, 5/01/2019	1,647,000
625,000	Sprint Capital Corp., 8.750%, 3/15/2032	579,687
93,000	Sprint Nextel Corp., 6.000%, 12/01/2016	83,933
600,000	True Move Co. Ltd., 10.750%, 12/16/2013, 144A	626,250
1,654,000	Vodafone Group PLC, 5.000%, 9/15/2015	1,749,872

		74,035,331

Principal Amount (‡)	Description	Value (†)

	Wirelines — 3.8%
$19,610,000	AT&T Corp., 6.500%, 3/15/2029	$19,936,958
1,895,000	AT&T, Inc., 6.500%, 9/01/2037	1,964,999
415,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	460,523
3,250,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	3,208,785
1,915,000	BellSouth Corp., 6.000%, 11/15/2034	1,848,806
3,000,000	BellSouth Telecommunications, Inc., 5.850%, 11/15/2045	2,613,309
6,810,000	BellSouth Telecommunications, Inc., 7.000%, 12/01/2095	6,792,675
134,165,000	Deutsche Telekom International Finance BV, 6.000%, 7/08/2019	143,760,749
3,350,000	GTE Corp., 6.940%, 4/15/2028	3,517,135
65,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	59,475
560,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	546,000
2,700,000	New England Telephone & Telegraph, 7.875%, 11/15/2029	2,959,700
1,735,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,622,225
2,815,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	2,519,425
4,465,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	4,375,700
970,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	921,500
340,000	Qwest Corp., 6.500%, 6/01/2017	354,025
14,795,000	Qwest Corp., 6.875%, 9/15/2033	14,277,175
890,000	Qwest Corp., 7.200%, 11/10/2026	856,625
1,265,000	Qwest Corp., 7.250%, 9/15/2025	1,277,650
4,295,000	Qwest Corp., 7.250%, 10/15/2035	4,144,675
1,600,000	Qwest Corp., 7.500%, 6/15/2023	1,600,000
17,170,000	Telecom Italia Capital SA, 4.875%, 10/01/2010	17,469,651
11,215,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	9,949,275
4,180,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	3,872,239
14,445,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	14,650,372
55,855,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	55,094,978
4,068,000	Verizon Communications, Inc., 5.850%, 9/15/2035	3,959,254
3,676,000	Verizon Communications, Inc., 6.100%, 4/15/2018	4,021,070
5,674,000	Verizon Maryland, Inc., 5.125%, 6/15/2033	4,619,192

See accompanying notes to financial statements.

15

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$14,540,000	Verizon New England, Inc., 6.500%, 9/15/2011	$15,459,873
7,047,000	Verizon New York, Inc., Series B, 7.375%, 4/01/2032	7,575,694
5,375,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	4,810,599

		361,100,311

	Total Non-Convertible Bonds (Identified Cost $8,268,588,244)	9,037,744,686

Convertible Bonds — 3.1%
	Automotive — 0.5%
35,585,000	Ford Motor Co. 4.250%, 11/15/2016	53,244,056

	Media Non-Cable — 0.0%
532,704	Liberty Media LLC, 3.500%, 1/15/2031	318,291

	Non-Captive Diversified — 0.1%
9,920,000	iStar Financial, Inc., 0.751%, 10/01/2012(b)	7,544,160

	Oil Field Services — 0.1%
505,000	Transocean, Inc., Series B, 1.500%, 12/15/2037	493,006
7,050,000	Transocean, Inc., Series C, 1.500%, 12/15/2037	6,750,375

		7,243,381

	REITs — 0.4%
1,400,000	ERP Operating LP, 3.850%, 8/15/2026	1,407,000
10,673,000	ProLogis, 1.875%, 11/15/2037	10,059,303
4,070,000	ProLogis, 2.250%, 4/01/2037	3,958,075
27,955,000	ProLogis, 3.250%, 3/15/2015	28,094,775

		43,519,153

	Technology — 1.8%
1,405,000	Intel Corp., 2.950%, 12/15/2035	1,378,656
140,000,000	Intel Corp., 3.250%, 8/01/2039, 144A	167,825,000

		169,203,656

	Wireless — 0.1%
5,200,000	NII Holdings, Inc., 3.125%, 6/15/2012	4,907,500

	Wirelines — 0.1%
2,735,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	2,519,619
230,000	Level 3 Communications, Inc., 5.250%, 12/15/2011	223,962
2,990,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(c)	3,573,050

		6,316,631

	Total Convertible Bonds (Identified Cost $244,916,195)	292,296,828

Principal Amount (‡)	Description	Value (†)

Municipals — 0.5%
	California — 0.1%
$1,305,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, (MBIA insured), 3.750%, 8/01/2028	$1,023,668
480,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area), Series C, (Registered), (MBIA insured), 3.750%, 8/01/2028	402,763
1,620,000	State of California, (AMBAC insured), 4.500%, 8/01/2027	1,462,163
4,515,000	State of California, 4.500%, 10/01/2029	3,955,230
1,315,000	State of California, (AMBAC insured), 4.500%, 8/01/2030	1,144,313
1,135,000	State of California, 4.500%, 8/01/2030	987,677
840,000	State of California (Various Purpose), (MBIA insured), 3.250%, 12/01/2027	631,630
3,965,000	State of California (Various Purpose), (AMBAC insured), 4.500%, 12/01/2033	3,360,179

		12,967,623

	District Of Columbia — 0.2%
15,000,000	Metropolitan Washington Airports Authority, 7.462%, 10/01/2046	15,430,050

	Illinois — 0.0%
540,000	Chicago O’Hare International Airport, Series A, (AGMC insured), 4.500%, 1/01/2038	511,310

	Michigan — 0.0%
2,615,000	Michigan Tobacco Settlement Finance Authority, 7.309%, 6/01/2034(c)	2,100,263

	Ohio — 0.1%
6,570,000	Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/01/2047(c)	4,767,652

	Virginia — 0.1%
14,550,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(c)	10,595,601

	Total Municipals (Identified Cost $52,284,651)	46,372,499

	Total Bonds and Notes (Identified Cost $8,565,789,090)	9,376,414,013

	Total Investments - 98.4% (Identified Cost $8,565,789,090)(a)	9,376,414,013
	Other assets less liabilities — 1.6%	150,544,320

	Net Assets — 100.0%	$9,526,958,333

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(†††)	Amount shown represents units. One unit represents a principal amount of 25.

See accompanying notes to financial statements.

16

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2010 (Unaudited)

(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

At March 31, 2010, the net unrealized appreciation on investments based on a cost of $8,589,392,324 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$847,382,421
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(60,360,732)

	Net unrealized appreciation	$787,021,689

(b)	Variable rate security. Rate as of March 31, 2010 is disclosed.
(c)	Illiquid security. At March 31, 2010, the value of these securities amounted to $199,970,219 or 2.1% of net assets.
(d)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the total value of these securities amounted to $1,356,911,781 or 14.2% of net assets.

ABS	Asset-Backed Securities
AGMC	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
MBIA	Municipal Bond Investor Assurance Corp.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar

Industry Summary at March 31, 2010 (Unaudited)

Treasuries	20.9%
Banking	8.8
Technology	5.2
Government Owned—No Guarantee	4.3
Wirelines	3.9
Commercial Mortgage-Backed Securities	3.5
Pipelines	3.4
Electric	3.2
REITs	3.1
Airlines	3.0
Non-Captive Diversified	3.0
ABS Other	2.4
Sovereigns	2.1
Non-Captive Consumer	2.1
Other Investments, less than 2% each	29.5

Total Investments	98.4
Other assets less liabilities	1.6

Net Assets	100.0%

Currency Exposure at March 31, 2010 as Percentage of Net Assets (Unaudited)

United States Dollar	71.0%
Canadian Dollar	17.3
New Zealand Dollar	3.1
Norwegian Krone	2.3
Other, less than 2% each	4.7

Total Investments	98.4
Other assets less liabilities	1.6

Net Assets	100.0%

See accompanying notes to financial statements.

17

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2010 (Unaudited)

ASSETS

Investments at cost	$8,565,789,090
Net unrealized appreciation	810,624,923

Investments at value	9,376,414,013
Foreign currency at value (identified cost $1,713,003)	1,421,633
Receivable for Fund shares sold	41,532,547
Receivable for securities sold	5,287,314
Interest receivable	134,072,848
Tax reclaims receivable	154,405

TOTAL ASSETS	9,558,882,760

LIABILITIES
Payable for securities purchased	520,786
Payable for Fund shares redeemed	25,684,425
Payable to custodian bank	1,780,211
Management fees payable (Note 5)	3,222,173
Administrative fees payable (Note 5)	390,901
Deferred Trustees’ fees (Note 5)	179,521
Foreign taxes payable (Note 2)	24,800
Other accounts payable and accrued expenses	121,610

TOTAL LIABILITIES	31,924,427

NET ASSETS	$9,526,958,333

NET ASSETS CONSIST OF:
Paid-in capital	$8,615,397,189
Undistributed net investment income	27,107,762
Accumulated net realized gain on investments and foreign currency transactions	73,891,544
Net unrealized appreciation on investments and foreign currency translations	810,561,838

NET ASSETS	$9,526,958,333

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$3,022,747,636

Shares of beneficial interest	251,013,477

Net asset value and redemption price per share	$12.04

Offering price per share (100/95.50 of net asset value) (Note 1)	$12.61

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$17,247,429

Shares of beneficial interest	1,439,081

Net asset value and offering price per share	$11.99

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$2,549,002,324

Shares of beneficial interest	213,198,083

Net asset value and offering price per share	$11.96

Class Y shares:
Net assets	$3,800,953,967

Shares of beneficial interest	315,436,633

Net asset value, offering and redemption price per share	$12.05

Admin Class shares:
Net assets	$1,023

Shares of beneficial interest	85

Net asset value, offering and redemption price per share	$12.04

Class J shares:
Net assets	$137,005,954

Shares of beneficial interest	11,390,620

Net asset value and redemption price per share	$12.03

Offering price per share (100/96.50 of net asset value) (Note 1)	$12.47

See accompanying notes to financial statements.

18

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2010 (Unaudited)

INVESTMENT INCOME
Interest	$258,595,511

Expenses
Management fees (Note 5)	18,751,238
Service and distribution fees (Note 5)	17,012,685
Trustees’ fees and expenses (Note 5)	78,694
Administrative fees (Note 5)	2,268,682
Custodian fees and expenses	220,617
Transfer agent fees and expenses (Notes 5 and 6)	3,658,985
Audit and tax services fees	28,071
Legal fees (Note 6)	104,459
Shareholder reporting expenses (Note 6)	347,641
Registration fees (Note 6)	208,124
Miscellaneous expenses	139,990

Total expenses	42,819,186
Less fee reduction and/or expense reimbursement (Note 5)	(35,825)

Net expenses	42,783,361

Net investment income	215,812,150

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investments	113,917,711
Foreign currency transactions	1,045,345
Net change in unrealized appreciation (depreciation) on:
Investments	233,843,552
Foreign currency translations	(1,541,089)

Net realized and unrealized gain on investments and foreign currency transactions	347,265,519

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$563,077,669

See accompanying notes to financial statements.

19

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009

FROM OPERATIONS:
Net investment income	$215,812,150	$350,121,874
Net realized gain (loss) on investments and foreign currency transactions	114,963,056	(23,240,057)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	232,302,463	1,086,052,060

Net increase in net assets resulting from operations	563,077,669	1,412,933,877

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(72,852,306)	(126,482,744)
Class B	(356,044)	(778,099)
Class C	(53,100,636)	(86,396,910)
Class Y	(94,986,865)	(111,617,170)
Admin Class	(4)	—
Class J	(3,158,970)	(8,135,019)
Net realized capital gains
Class A	(6,651,489)	(24,679,708)
Class B	(39,640)	(203,042)
Class C	(5,758,632)	(18,444,267)
Class Y	(8,463,329)	(16,568,771)
Admin Class	—	—
Class J	(320,597)	(2,097,657)

Total distributions	(245,688,512)	(395,403,387)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	67,481,912	3,695,970,881

Net increase in net assets	384,871,069	4,713,501,371
NET ASSETS
Beginning of the period	9,142,087,264	4,428,585,893

End of the period	$9,526,958,333	$9,142,087,264

UNDISTRIBUTED NET INVESTMENT INCOME	$27,107,762	$35,750,437

See accompanying notes to financial statements.

20

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

INVESTMENT GRADE BOND FUND
Class A
3/31/2010(f)	$11.64	$0.28	$0.43	$0.71	$(0.28)	$(0.03)	$(0.31)
9/30/2009	10.54	0.60	1.22	1.82	(0.59)	(0.13)	(0.72)
9/30/2008	11.73	0.60	(1.15)	(0.55)	(0.64)	—	(0.64)
9/30/2007	11.35	0.58	0.42	1.00	(0.62)	—	(0.62)
9/30/2006	11.71	0.51	0.10	0.61	(0.75)	(0.22)	(0.97)
9/30/2005	11.84	0.49	0.29	0.78	(0.74)	(0.17)	(0.91)
Class B
3/31/2010(f)	11.59	0.23	0.44	0.67	(0.24)	(0.03)	(0.27)
9/30/2009	10.50	0.51	1.21	1.72	(0.50)	(0.13)	(0.63)
9/30/2008	11.68	0.50	(1.14)	(0.64)	(0.54)	—	(0.54)
9/30/2007	11.31	0.47	0.43	0.90	(0.53)	—	(0.53)
9/30/2006	11.67	0.42	0.10	0.52	(0.66)	(0.22)	(0.88)
9/30/2005	11.82	0.41	0.27	0.68	(0.66)	(0.17)	(0.83)
Class C
3/31/2010(f)	11.56	0.23	0.44	0.67	(0.24)	(0.03)	(0.27)
9/30/2009	10.47	0.52	1.22	1.74	(0.52)	(0.13)	(0.65)
9/30/2008	11.66	0.51	(1.15)	(0.64)	(0.55)	—	(0.55)
9/30/2007	11.30	0.49	0.42	0.91	(0.55)	—	(0.55)
9/30/2006	11.66	0.42	0.11	0.53	(0.67)	(0.22)	(0.89)
9/30/2005	11.81	0.40	0.28	0.68	(0.66)	(0.17)	(0.83)
Class Y
3/31/2010(f)	11.65	0.29	0.44	0.73	(0.30)	(0.03)	(0.33)
9/30/2009	10.55	0.62	1.23	1.85	(0.62)	(0.13)	(0.75)
9/30/2008	11.73	0.64	(1.15)	(0.51)	(0.67)	—	(0.67)
9/30/2007	11.36	0.61	0.41	1.02	(0.65)	—	(0.65)
9/30/2006	11.71	0.55	0.11	0.66	(0.79)	(0.22)	(1.01)
9/30/2005	11.85	0.54	0.28	0.82	(0.79)	(0.17)	(0.96)
Admin Class
3/31/2010*	11.80	0.09	0.19	0.28	(0.04)	—	(0.04)
Class J
3/31/2010(f)	11.63	0.25	0.44	0.69	(0.26)	(0.03)	(0.29)
9/30/2009	10.53	0.55	1.22	1.77	(0.54)	(0.13)	(0.67)
9/30/2008	11.71	0.54	(1.14)	(0.60)	(0.58)	—	(0.58)
9/30/2007	11.34	0.52	0.42	0.94	(0.57)	—	(0.57)
9/30/2006	11.69	0.46	0.11	0.57	(0.70)	(0.22)	(0.92)
9/30/2005	11.83	0.46	0.27	0.73	(0.70)	(0.17)	(0.87)

*	From commencement of Class operations on February 1, 2010 through March 31, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.
(c)	A sales charge for Class A and Class J shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

21

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)		Gross expenses (%) (e)		Net investment income (%) (e)	Portfolio turnover rate (%)

$12.04	6.24	$3,022,748	0.80		0.80		4.72	14
11.64	18.64	2,946,489	0.80		0.80		5.87	30
10.54	(5.12)	1,867,335	0.80		0.80		5.20	35
11.73	9.14	834,736	0.83		0.83		5.05	35
11.35	5.63	152,054	0.92	(g)	0.92	(g)	4.59	35
11.71	6.83	39,168	0.95		1.14		4.21	28

11.99	5.74	17,247	1.65		1.65		3.86	14
11.59	17.59	17,489	1.67		1.67		5.07	30
10.50	(5.88)	16,009	1.65	(h)	1.65	(h)	4.29	35
11.68	8.17	17,082	1.70		1.71		4.16	35
11.31	4.83	5,525	1.70		1.89		3.75	35
11.67	5.89	3,443	1.70		2.18		3.47	28

11.96	5.90	2,549,002	1.55		1.55		3.97	14
11.56	17.80	2,495,305	1.56		1.56		5.09	30
10.47	(5.84)	1,333,421	1.55		1.55		4.45	35
11.66	8.28	605,934	1.57		1.57		4.30	35
11.30	4.87	82,863	1.70	(g)	1.70	(g)	3.79	35
11.66	5.91	27,992	1.70		1.97		3.45	28

12.05	6.37	3,800,954	0.55		0.55		4.97	14
11.65	18.94	3,531,187	0.54		0.54		6.01	30
10.55	(4.79)	1,044,046	0.53		0.53		5.48	35
11.73	9.32	448,873	0.55	(h)	0.55	(h)	5.33	35
11.36	6.09	76,548	0.55		0.63		4.94	35
11.71	7.13	26,012	0.55		0.82		4.61	28

12.04	2.42	1	1.20		3,185.50		4.54	14

12.03	5.98	137,006	1.30		1.31		4.21	14
11.63	18.05	151,617	1.30		1.31		5.48	30
10.53	(5.50)	167,775	1.28		1.28		4.66	35
11.71	8.52	180,453	1.28		1.28		4.57	35
11.34	5.29	214,894	1.30	(g)	1.30	(g)	4.09	35
11.69	6.36	314,418	1.30		1.35		3.89	28

(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	For the six months ended March 31, 2010 (Unaudited).
(g)	Includes fee/expense recovery of 0.06%, 0.09% and 0.03% for Class A, Class C and Class J shares, respectively.
(h)	Includes fee/expense recovery of less than 0.01% for Class B and Class Y shares, respectively.

22

NOTES TO FINANCIAL STATEMENTS

March 31, 2010 (Unaudited)

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Loomis Sayles Investment Grade Bond Fund (the “Fund” or the “Investment Grade Bond Fund”).

The Fund offers Class A, Class C, Class Y, Admin Class and Class J. Effective February 1, 2010, the Fund began offering Admin Class shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the Fund’s Prospectus.

Class A shares are sold with a maximum front-end sales charge of 4.50%. Class B shares do not pay a front-end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares) and are subject to a contingent deferred sales charge (“CDSC”) if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s Prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Admin Class shares are offered exclusively through intermediaries. Class J shares are only offered to non-U.S. investors and are sold with a maximum front-end sales charge of 3.50%.

Most expenses of the Trust can be directly attributed to a fund. Expenses which can not be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees, registration, legal, shareholder reporting and Class J transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions that have occurred through the date the financial statements were issued, and noted no items requiring recognition in the financial statements or additional disclosure in the Notes to Financial Statements.

a.  Valuation.  Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Fund by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Fund may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b.  Security Transactions and Related Investment Income.  Security transactions are accounted for on trade date. Interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

23

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash or securities to or from the counterparty as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At March 31, 2010, there were no open forward foreign currency contracts.

e.  Federal and Foreign Income Taxes.  The Trust treats each fund as a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of March 31, 2010 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statement of Assets and Liabilities.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as defaulted bonds, distribution redesignations, foreign currency transactions, paydown adjustments and premium amortization accruals. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to premium amortization accruals, deferred Trustees’ fees, defaulted bond accruals, securities lending collateral gain/loss adjustments and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2009 was as follows:

2009 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total
$386,232,314	$9,171,073	$395,403,387

Differences between these amounts and those reported in the Statement of Changes in Net Assets, if any, are primarily attributable to different book and tax treatment for short-term capital gains.

24

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

As of September 30, 2009, the capital loss carryforwards and post-October losses were as follows:

Capital loss carryforward:
Expires September 30, 2017	$(1,891,321)

Deferred net capital losses (post- October 2008)	$(3,774,568)

g.  Repurchase Agreements.  It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

h.  Securities Lending.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund bears the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

As of March 31, 2010 there were no securities on loan.

i.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs for situations where quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

25

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2010, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$90,423,279	$5,520,448	$95,943,727
Integrated Energy	—	24,758,019	1,209,931	25,967,950
Non-Captive Diversified	—	278,858,564	547,575	279,406,139
Property & Casualty Insurance	—	73,312,962	656,200	73,969,162
All Other Non-Convertible Bonds(a)	—	8,562,457,708	—	8,562,457,708

Total Non-Convertible Bonds	—	9,029,810,532	7,934,154	9,037,744,686

Convertible Bonds(a)	—	292,296,828	—	292,296,828
Municipals(a)	—	46,372,499	—	46,372,499

Total	$—	$9,368,479,859	$7,934,154	$9,376,414,013

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of March 31, 2010:

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into/(out of) Level 3	Balance as of March 31, 2010
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$—	$—	$(7)	$5,520,455	$—	$5,520,448
ABS Other	39,800,000	—	1,601	317,301	(12,470,767)	(27,648,135)	—
Airlines	14,176,691	—	—	2,385,467	(657,418)	(15,904,740)	—
Automotive	630,087	607	—	26,634	—	(657,328)	—
Diversified Manufacturing	14,557,959	116,253	—	708,291	451,081	(15,833,584)	—
Integrated Energy	1,351,142	—	—	(28,243)	(112,968)	—	1,209,931
Non-Captive Consumer	5,137,913	67,421	—	187,262	—	(5,392,596)	—
Non-Captive Diversified	—	7,438	—	150,874	—	389,263	547,575
Property & Casualty Insurance	—	290	—	231,310	—	424,600	656,200
Supranational	8,370,105	43,676	—	2,452,852	6,775,547	(17,642,180)	—
Convertible Bonds
Wirelines	3,169,400	4,390	—	399,260	—	(3,573,050)	—

Total	$87,193,297	$240,075	$1,601	$6,831,001	$(494,070)	$(85,837,750)	$7,934,154

4.  Purchases and Sales of Securities.  For the six months ended March 31, 2010, purchases and sales of securities (excluding short-term investments and U.S. Government/agency securities and including paydowns) were $1,500,679,842 and $1,035,041,174, respectively. Purchases and sales of U.S. Government/agency securities (excluding short-term investments and including paydowns) were $91,234,632 and $238,966,372, respectively.

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.40% of average daily net assets, calculated daily and payable monthly.

26

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

Loomis Sayles has given a binding undertaking to the Fund to reduce management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. This undertaking is in effect until January 31, 2011 and will be reevaluated on an annual basis. Management fee payable, as reflected on the Statement of Assets and Liabilities, is net of fee reductions and/or expense reimbursements, if any, pursuant to these undertakings.

For the period from February 1, 2010 to March 31, 2010, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class B	Class C	Class Y	Admin Class	Class J
0.95%	1.70%	1.70%	0.70%	1.20%	1.30%

Prior to February 1, 2010, the expense limit as a percentage of average daily net assets for Class Y was 0.55%.

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through reduction of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fees/expenses were reduced.

For the six months ended March 31, 2010, the management fees for the Fund were $18,751,238 (0.40% of average daily net assets).

For the six months ended March 31, 2010, class-specific expenses have been reimbursed as follows:

Reimbursement[1]
Class A	Class B	Class C	Class Y	Admin Class	Class J
$—	$—	$—	$26,680	$5,110	$4,035

[1]	Expense reimbursements are subject to possible recovery until September 30, 2011.

No expenses were recovered during the six months ended March 31, 2010 under the terms of the expense limitation agreement.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Administrative Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Fund and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, the Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

For the six months ended March 31, 2010, the Fund paid $2,268,682 in administrative fees to Natixis Advisors.

c.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the funds of the Trust, except Class J shares of the Fund. The Fund has entered into a distribution agreement relating to Class J shares with Loomis Sayles Distributors, L.P. (“Loomis Sayles Distributors”), a wholly-owned subsidiary of Natixis US.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plans”), a Distribution and Service Plan relating to the Fund’s Class B and Class C shares (the “Class B and Class C Plans”), and a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Class A Plan, the Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

27

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

Under the respective Class B and Class C Plans, the Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by Natixis Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the respective Class B and Class C Plans, the Fund pays Natixis Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Class B and Class C shares.

Under the Admin Class Plan, the Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Fund may pay Natixis Distributors an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

Class J shares are subject to a monthly shareholder service fee at an annual rate of 0.25% and a monthly distribution fee, at an annual rate of 0.50% of the average daily net assets attributable to the Fund’s Class J shares, both payable to Loomis Sayles Distributors, pursuant to a shareholder service and distribution plan adopted under Rule 12b-1.

For the six months ended March 31, 2010 the Fund paid the following service and distribution fees:

Service Fees						Distribution Fees
Class A	Class B	Class C	Admin Class		Class J	Class B	Class C	Admin Class		Class J
$3,728,615	$21,751	$3,166,135	$—	(a)	$177,509	$65,253	$9,498,405	$—	(a)	$355,017

(a)	Amount is less than $1.

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Fund if the shares of those customers were registered directly with the Fund’s transfer agent. Accordingly, the Fund agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by intermediaries (which generally are a percentage of the value of shares held) not exceeding what the Fund would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the six months ended March 31, 2010, the Fund paid the following sub-transfer agent fees which are reflected in transfer agent fees and expenses in the Statement of Operations.

Sub Transfer Agent Fees
Class A	Class B	Class C	Class Y	Admin Class	Class J
$1,033,487	$6,069	$877,915	$1,272,797	$—	$—

e.  Commissions.  The Fund has been informed that commissions (including CDSCs) on Fund shares retained by Natixis Distributors were $2,930,362 and commissions on Fund shares retained by Loomis Sayles Distributors by investors in Class J shares of the Fund were $28,796 for the six months ended March 31, 2010.

f.  Trustees Fees and Expenses.  The Funds do not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. Effective January 1, 2010, the Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments received a one-time fee of $10,000. The ad hoc Committee on Alternative Investments is not a standing committee. These fees are allocated among the

28

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2010, the Chairperson of the Board received a retainer fee at the annual rate of $200,000. The Chairperson did not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attended. Each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also received a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attended in person and $3,750 for each meeting of the Board of Trustees that he or she attended telephonically. In addition, each committee chairman received an additional retainer fee at an annual rate of $10,000. Each Contract Review and Governance Committee member was compensated $5,000 for each Committee meeting that he or she attended in person and $2,500 for each meeting that he or she attended telephonically. Each Audit Committee member was compensated $6,250 for each Committee meeting that he or she attended in person and $3,125 for each meeting that he or she attended telephonically.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees on the Statement of Assets and Liabilities.

6.  Class-Specific Expenses.  For the six months ended March 31, 2010, the Fund paid the following class-specific expenses:

	Class A	Class B	Class C	Class Y	Admin Class	Class J
Transfer Agent Fees and Expenses	$1,180,701	$6,890	$1,002,771	$1,464,116	$—	$4,507
Registration Fees	36,494	8,659	32,721	123,763	5,106	1,381
Legal Fees	30,315	179	25,879	36,595	—	11,491
Shareholding Reporting Expenses	106,410	1,325	90,870	96,918	6	52,112

7.  Line of Credit.  The Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 10, 2010, the Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the six months ended March 31, 2010, the Fund had no borrowings under these agreements.

8.  Concentration of Risk.  The Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. Government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. Government.

9.  Concentration of Ownership.  At March 31, 2010, the Loomis Sayles Employees’ Profit Sharing Retirement Plan held 475,869 shares of beneficial interest of Class Y shares.

29

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2010 (Unaudited)

10.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	53,211,394	$627,549,848	200,269,071	$2,017,489,461
Issued in connection with the reinvestment of distributions	5,538,773	64,956,085	11,250,899	113,354,829
Redeemed	(60,822,598)	(717,556,016)	(135,581,311)	(1,374,597,415)

Net change	(2,072,431)	$(25,050,083)	75,938,659	$756,246,875

Class B
Issued from the sale of shares	48,340	$565,709	342,411	$3,353,183
Issued in connection with the reinvestment of distributions	16,859	196,840	47,761	475,214
Redeemed	(135,224)	(1,589,435)	(406,153)	(4,093,030)

Net change	(70,025)	$(826,886)	(15,981)	$(264,633)

Class C
Issued from the sale of shares	25,426,201	$297,709,116	125,777,319	$1,258,454,707
Issued in connection with the reinvestment of distributions	2,426,537	28,263,501	4,814,937	48,253,057
Redeemed	(30,478,991)	(357,603,278)	(42,064,857)	(423,168,232)

Net change	(2,626,253)	$(31,630,661)	88,527,399	$883,539,532

Class Y
Issued from the sale of shares	84,088,448	$992,316,180	271,785,951	$2,773,164,198
Issued in connection with the reinvestment of distributions	6,030,512	70,731,240	8,469,829	85,983,440
Redeemed	(77,792,522)	(918,692,920)	(76,132,184)	(772,285,683)

Net change	12,326,438	$144,354,500	204,123,596	$2,086,861,955

Admin Class *
Issued from the sale of shares	85	$1,002	—	$—
Issued in connection with the reinvestment of distributions	— (a)	4	—	—
Redeemed	—	—	—	—

Net change	85	$1,006	—	$—

Class J
Issued from the sale of shares	484,500	$5,724,595	1,250,300	$12,326,154
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(2,131,790)	(25,090,559)	(4,148,420)	(42,739,002)

Net change	(1,647,290)	$(19,365,964)	(2,898,120)	$(30,412,848)

Increase (decrease) from capital share transactions	5,910,524	$67,481,912	365,675,553	$3,695,970,881

*	From commencement of Class operations on February 1, 2010 through March 31, 2010.
(a)	Amount rounds to less than one share.

30

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There was no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Not applicable.

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and a(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LOOMIS SAYLES FUNDS II

By:	/S/ ROBERT J. BLANDING
Name:	Robert J. Blanding
Title:	Chief Executive Officer
Date:	May 20, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ ROBERT J. BLANDING
Name:	Robert J. Blanding
Title:	Chief Executive Officer
Date:	May 20, 2010

By:	/S/ MICHAEL C. KARDOK
Name:	Michael C. Kardok
Title:	Treasurer
Date:	May 20, 2010